                                      MORGAN GRENFELL
                                      INVESTMENT TRUST

Annual Report October 31, 1998

                             [PICTURE OF GLOBE]

--------------------------------------------------------------------------------

Dear Fellow Shareholder:

The Board of Trustees of the Morgan Grenfell Investment Trust and the employees of Morgan Grenfell thank you for investing in our family of mutual funds.

We are pleased to announce that several of these funds have been recognized by Morningstar(1) for their strong investment processes and performance. Most notably, Morgan Grenfell's fixed income team, headed by David Baldt and including Gary Bartlett, Warren Davis, Thomas Flaherty, Christopher Gagnier, Timothy Vile, Daniel Taylor and Daniel Scholl, continues to produce consistent, superior results long after being named FIXED INCOME MANAGER OF THE YEAR (1997) by Morningstar.

As of October 1998,

    - The Morgan Grenfell Fixed Income Fund was rated 4 stars out of 1,499 fixed income funds.

    - The Morgan Grenfell Municipal Bond Fund was rated 5 stars out of 1,586 municipal bond funds.

    - The Morgan Grenfell Short-Term Fixed Income Fund was rated 5 stars out of 1,499 fixed income funds.

    - The Morgan Grenfell Short-Term Municipal Bond Fund was rated 5 stars out of 1,586 municipal bond funds.

In addition to providing you with well-managed funds, we strive to provide you with efficiently managed funds. For this reason, all of Morgan Grenfell's mutual funds are no-load, and we have capped their total expense ratios regardless of fund size or investment mandate. We believe that attractively priced funds are another benefit of investing with Morgan Grenfell.

Commencing October 13, 1998, Morgan Grenfell was appointed as Administrator to the Trust. We believe this change will create greater efficiencies and enhanced service to you the shareholders. It is not anticipated that this change will impact the Funds' present net expense structure.

Our continuing goal is to provide you with high-quality investment management across a broad range of specialized mutual funds. In the pages that follow you will find a discussion of the funds' investment performance as written by the portfolio management teams. The analyses highlight key factors influencing recent fund performance and are followed by detailed financial statements for the annual period ending October 31, 1998.

Thank you again for your continued support and confidence in Morgan Grenfell.

Sincerely,

/s/ James E. Minnick

James E. Minnick
President,
Morgan Grenfell Investment Trust

------------------------
(1) Morningstar ratings reflect historical risk-adjusted performance. They are subject to change every month and are calculated from the Fund's three-year average annual return in excess of 90-day Treasury Bill returns. The top 10% of the funds in the investment category receive a five-star rating, and the next 22.5% receive a four-star rating.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

Management's Discussion and Analysis of Fund
    Performance.........................................          1
Schedule of Investments.................................         22
Statement of Assets and Liabilities.....................         80
Statement of Operations.................................         82
Statement of Changes in Net Assets......................         84
Financial Highlights....................................         87
Notes to Financial Statements...........................         89
Report of Independent Accountants.......................         98

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
--------------------------------------------------------------------------------

TAX-EXEMPT FIXED INCOME FUNDS
- MUNICIPAL BOND FUND
- SHORT-TERM MUNICIPAL BOND FUND

MARKET REVIEW

    The continued deterioration in the world's economic markets, especially evident in Asia, Latin America and Russia, and the resulting drop in the U.S. stock market since mid-July, has caused global investors to pour money into the safe haven of U.S Treasuries. This high demand drove the price of Treasuries up while forcing yields to their lowest level in over thirty years.
    Meanwhile, municipal bond yields have stayed relatively constant because foreign investors do not benefit from U.S. municipals, and domestic investors were reluctant to buy municipal bonds with yields less than 5%.
    Additionally, the volume of issuance in the municipal bond market is setting record levels as state and local governments have been refunding old debt and issuing new debt to address neglected or required capital needs. This oversupply has forced bonds to be priced attractively in order to sell in the market.
    The combination of high demand for Treasuries and an oversupply in the municipal market has led to a situation where municipal yields are high relative to Treasury yields. There have only been a few times over the past thirty years where the yield ratio of municipals to Treasuries has been this attractive.

MUNICIPAL BOND FUND

    Since the inception of the Morgan Grenfell Municipal Bond Fund in December 1991, we have sought to provide shareholders with a high level of federally tax-exempt income consistent with the preservation of capital, without investing exclusively in long term bonds in order to obtain that high level of income.
    In pursuit of this goal, we have focused on purchasing issues with intermediate maturities and early retirement features, such as sinking funds and prepayment bond calls.
    In the current market environment, however, longer maturities represented better value than shorter-term issues in many cases. To capture this value, we extended slightly the duration of the Municipal Bond Fund, without taking significant interest-rate risk.
    We continue to believe that bonds with sinking fund retirements and mortgage prepayment calls continue to offer attractive investment opportunities and have invested in these securities.

                 ----------------------------------------------

                              MUNICIPAL BOND FUND,
                              INSTITUTIONAL SHARES
                 ----------------------------------------------

                     AVERAGE ANNUAL TOTAL RETURN
                           1 Year     3 Year     5 Year     Inception
                           Return     Return     Return      to Date
Municipal Bond,
 Institutional Shares*        6.58%      6.99%      6.29%       8.38%

COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL MUNICIPAL BOND FUND, INSTITUTIONAL SHARES, VERSUS THE LEHMAN BROTHERS 5-YEAR G.O. INDEX AND THE LIPPER INTERMEDIATE MUNICIPAL DEBT FUNDS INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                MORGAN GRENFELL         LEHMAN 5 YEAR          LIPPER INTERMEDIATE
             MUNICIPAL BOND FUND,        G.O. INDEX        MUNICIPAL DEBT FUNDS INDEX
             INSTITUTIONAL SHARES
12/31/91                    $250,000           $250,000                         $250,000
10/92                       $271,878           $263,497                         $262,475
10/93                       $311,837           $288,358                         $293,027
10/94                       $311,394           $286,764                         $285,643
10/95                       $345,433           $316,453                         $316,892
10/96                       $369,321           $331,663                         $331,121
10/97                       $396,960           $353,260                         $354,034
10/98                       $423,082           $376,284                         $378,144

*COMMENCED OPERATIONS ON DECEMBER 13, 1991. PERFORMANCE BEGINS ON DECEMBER 31,
 1991 FOR COMPARATIVE DATA.
NOTE:PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
     OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
--------------------------------------------------------------------------------

                 ----------------------------------------------

                      MUNICIPAL BOND FUND, SERVICE SHARES
                 ----------------------------------------------

                AVERAGE ANNUAL TOTAL RETURN
                                      1 Year     Inception
                                      Return      to Date
Municipal Bond, Service Shares*          6.42%       6.11%

COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL MUNICIPAL BOND FUND, SERVICE SHARES, VERSUS THE LEHMAN BROTHERS 5-YEAR G.O. INDEX AND THE LIPPER INTERMEDIATE MUNICIPAL DEBT FUND INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                MORGAN GRENFELL                              LIPPER INT
             MUNICIPAL BOND FUND,       LEHMAN 5 YEAR      MUNICIPAL DEBT
                SERVICE SHARES           G.O. INDEX          FUND INDEX
7/31/97                     $250,000           $250,000            $250,000
10/97                       $253,038           $252,454            $251,875
10/98                       $269,275           $268,908            $269,028

*COMMENCED OPERATIONS ON JULY 30, 1997. PERFORMANCE BEGINS ON JULY 31, 1997 FOR
 COMPARATIVE DATA.

NOTE:PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
     OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

SHORT-TERM MUNICIPAL BOND FUND

    The Morgan Grenfell Short-Term Municipal Bond Fund is a diversified portfolio of federally tax-exempt municipal securities with a very short duration. It is intended to provide investors with an attractive investment alternative to lower yield tax-free money market funds. We achieve relative stability of principal in the Fund by investing in bonds with short-term maturities and anticipated early redemptions.
    During this period, we added value through individual security selection of attractively priced bonds. We continue to believe that bonds with sinking fund retirements and mortgage prepayment calls continue to offer attractive investment opportunities and have invested in these securities. The declining interest rate environment was also favorable.

                 ----------------------------------------------

              SHORT-TERM MUNICIPAL BOND FUND, INSTITUTIONAL SHARES
                 ----------------------------------------------

                  AVERAGE ANNUAL TOTAL RETURN
                                1 Year     3 Year     Inception
                                Return     Return      to Date
Short-Term Municipal Bond,
 Institutional Shares*             5.51%      6.12%       6.24%

COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL SHORT-TERM MUNICIPAL BOND FUND INSTITUTIONAL SHARES, VERSUS THE IBC FINANCIAL ALL TAX-FREE AVERAGE AND THE LIPPER SHORT-TERM MUNICIPAL DEBT FUND INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                     MORGAN GRENFELL SHORT TERM             IBC ALL TAX-FREE          LIPPER SHORT TERM
             MUNICIPAL BOND FUND, INSTITUTIONAL SHARES           AVERAGE          MUNICIPAL DEBT FUND INDEX
3/31/95                                          $250,000             $250,000                        $250,000
10/95                                            $259,104             $254,888                        $258,943
10/96                                            $274,418             $262,567                        $269,172
10/97                                            $293,491             $270,601                        $281,823
10/98                                            $309,665             $278,714                        $295,632

*COMMENCED OPERATIONS ON MARCH 6, 1995. PERFORMANCE BEGINS ON MARCH 31, 1995 FOR
 COMPARATIVE DATA.

NOTE:PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
     OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

--------------------------------------------------------------------------------

                 ----------------------------------------------

                 SHORT-TERM MUNICIPAL BOND FUND, SERVICE SHARES
                 ----------------------------------------------

                           TOTAL RETURN
                                                         Inception
                                                          to Date
Short-Term
 Municipal Bond,
 Service Shares*                                             4.81%

COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL SHORT-TERM MUNICIPAL BOND FUND SERVICE SHARES, VERSUS THE IBC FINANCIAL ALL TAX-FREE AVERAGE AND THE LIPPER SHORT-TERM MUNICIPAL DEBT FUND INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             MORGAN GRENFELL SHORT          IBC ALL           LIPPER SHORT
              TERM MUNICIPAL BOND      TAX-FREE AVERAGE      TERM MUNICIPAL
             FUND, SERVICE SHARES                            DEBT FUND INDEX
12/31/97                    $250,000             $250,000             $250,000
10/98                       $260,329             $256,129             $259,925

*COMMENCED OPERATIONS ON DECEMBER 3, 1997. PERFORMANCE BEGINS ON DECEMBER 31,
 1997 FOR COMPARATIVE DATA.

NOTE:PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
     OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

MARKET OUTLOOK

    We believe the municipal market continues to represent good value for investors. Given the uncertainty in worldwide financial markets and an oversupply in the municipal market, municipal bonds will most likely continue to represent an excellent value through the last quarter of this year.
    As the volume of new municipals being brought to market subsides next year, municipal bond prices should rally as investors bid up the smaller supply of available bonds. This should cause municipal yields to come more into line with their historical relationship to U.S. Treasury yields.

TAXABLE FIXED INCOME FUNDS:
INVESTMENT GRADE
- FIXED INCOME FUND
- SHORT-TERM FIXED INCOME FUND

MARKET REVIEW

    During the third quarter of 1998, the U.S. investment grade bond universe was indiscriminately repriced as a result of rapidly spreading risk aversion at all levels of the financial markets. The main beneficiary of the resulting "flight to quality" was the U.S. Treasury market.
    The entire on-the-run Treasury yield curve finished the quarter below 5% for the first time since the 1960s. However, the price performance of Treasuries masked what was one of the most violently negative quarters for spread product in recent memory.
    The U.S. Treasury yield curve steepened during the quarter, with the spread between the 2 year note and 30 year bond widening from 15 basis points on 6/30/98 to 70 basis points on 9/30/98. The steepening owes not only to market anticipation of further easing by the Federal Reserve (after the late September 25 bp ease), but also to the liquidity preference expressed by investors and financial intermediaries. By the end of September, the front end of the U.S. Treasury curve was the only market wherein liquidity had not been noticeably depleted.
    The severe damage inflicted on the market's biggest risk takers (ie, leveraged hedge funds) necessitated an unwinding of leveraged positions across the globe. This amplified the premiums assigned to higher-risk investments in all markets. As a result, the corporate bonds of most financial institutions underperformed their more defensive utility and industrial counterparts.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
--------------------------------------------------------------------------------

FIXED INCOME FUND

    The Morgan Grenfell Fixed Income Fund posted returns generally in line with the index, as relatively weak performance in some sectors was offset by strong performance in others.
    In the Corporate sector, our allocation to Financial issues, particularly those of brokerage firms, hurt Fund performance. Our allocation to Asset-backed Securities was also detrimental.
    These negatives were offset by positions in Insured Utilities, Mortgages and Taxable Municipals. Insured Utilities were the top-performing Corporate asset class; they outperformed even Treasuries during the third financial quarter. We had a relatively significant allocation to bonds in this sector.
    In addition, our focus on structure in the Mortgage sector helped limit the Fund's downside, despite our longer duration. Our investments in Taxable Municipal securities produced positive performance relative to Corporates, although not relative to Treasuries.
    The Fund also benefited from an active trading strategy. This added value to the Fund throughout the period.

                 ----------------------------------------------

                               FIXED INCOME FUND,
                              INSTITUTIONAL SHARES
                 ----------------------------------------------

                     AVERAGE ANNUAL TOTAL RETURN
                           1 Year     3 Year     5 Year     Inception
                           Return     Return     Return      to Date
Fixed Income,
 Institutional Shares*        8.25%      7.92%      7.01%       8.45%

COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL FIXED INCOME FUND INSTITUTIONAL SHARES, VERSUS THE LEHMAN AGGREGATE BOND INDEX AND THE LIPPER INTERMEDIATE INVESTMENT GRADE INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                         LIPPER INTERMEDIATE
                 MORGAN GRENFELL            LEHMAN            INVESTMENT
                   FIXED INCOME            AGGREGATE          GRADE BOND
            FUND, INSTITUTIONAL SHARES    BOND INDEX          FUND INDEX
9/18/92                        $250,000       $250,000                $250,000
10/92                          $249,493       $247,060                $246,918
10/93                          $292,725       $276,385                $275,758
10/94                          $285,160       $266,242                $265,500
10/95                          $326,709       $307,909                $303,015
10/96                          $347,218       $325,922                $319,681
10/97                          $379,354       $354,896                $346,438
10/98                          $410,647       $388,043                $374,742

*COMMENCED OPERATIONS ON SEPTEMBER 18, 1992.

NOTE:PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
     OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
                 ----------------------------------------------

                       FIXED INCOME FUND, SERVICE SHARES
                 ----------------------------------------------

                           TOTAL RETURN
                                                         Inception
                                                          to Date
Fixed Income,
 Service Shares*                                             5.28%

COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL FIXED INCOME FUND, SERVICE SHARES, VERSUS THE LEHMAN AGGREGATE BOND INDEX AND THE LIPPER INTERMEDIATE INVESTMENT GRADE INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             MORGAN GRENFELL      LEHMAN AGGREGATE      LIPPER INTERMEDIATE
              FIXED INCOME,          BOND INDEX              INVESTMENT
             SERVICE SHARES                               GRADE BOND INDEX
2/28/98               $250,000               $250,000                $250,000
10/98                 $263,627               $266,146                $264,075

*COMMENCED OPERATIONS ON FEBRUARY 11, 1998. PERFORMANCE BEGINS ON FEBRUARY 28,
 1998 FOR COMPARATIVE DATA.

NOTE:PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
     OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

--------------------------------------------------------------------------------

SHORT-TERM FIXED INCOME FUND

    The Morgan Grenfell Short-Term Fixed Income Fund purchases short-term investment grade securities, providing a high level of income with limited price volatility.
    The Fund generated strong investment performance relative to its benchmark, the Merrill Lynch 6-month Treasury Bill Index. The recent decline in short-term interest rates in response to the Federal Reserve Board's move to an easing posture contributed positively to performance.
    In addition to the beneficial interest rate decline, high-yielding, high-quality Mortgage-Backed Securities augmented the Fund's income generation. We view structured Mortage-Backed Securities that have relatively stable, short retirement periods as the optimal investment for short-term investment horizons.

                 ----------------------------------------------

                          SHORT-TERM FIXED INCOME FUND
                 ----------------------------------------------

                AVERAGE ANNUAL TOTAL RETURN
                           1 Year     3 Year     Inception
                           Return     Return      to Date
Short-Term Fixed Income*      6.85%      6.53%       6.45%

COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL SHORT-TERM FIXED INCOME FUND INSTITUTIONAL SHARES, VERSUS THE MERRILL LYNCH 6-MONTH TREASURY BILL INDEX AND THE LIPPER SHORT INVESTMENT GRADE DEBT FUNDS INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              MORGAN GRENFELL SHORT        MERRILL LYNCH 6       LIPPER SHORT INVESTMENT
             TERM FIXED INCOME FUND      MONTH T-BILL INDEX      GRADE DEBT FUNDS INDEX
3/13/95                       $250,000               $250,000                     $250,000
10/95                         $259,572               $259,881                     $265,948
10/96                         $275,425               $274,167                     $280,655
10/97                         $293,670               $289,574                     $299,122
10/98                         $313,798               $306,126                     $316,800

*COMMENCED OPERATIONS ON MARCH 13, 1995.

NOTE:PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
     OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

MARKET OUTLOOK

    The current environment is one that offers fixed income investors many challenges and many opportunities. Relative value opportunities abound given the indiscriminate spread widening that has occurred. In all sectors, individual issues have been painted with the broad brush of uncertain expectations, regardless of their relative underlying creditworthiness.
    In addition, a recession seems to be priced into the market already. Therefore, barring a deflationary depression, spread product should outperform mildly near term.
    We believe that liquidity will return to the fixed income markets, albeit slowly. Recognizing this, we are prepared to act decisively to capture a measure of the unprecedented value that exists in the high quality, U.S. investment grade bond universe. As bottom-up security selectors, the present environment, while challenging, offers relative value opportunities unlike any that have been available in the fixed income markets in recent years.

TAXABLE FIXED INCOME FUNDS:
HIGH YIELD
- HIGH YIELD BOND FUND

MARKET REVIEW

    Riskier asset classes have suffered in recent months, and high yield bonds were no exception. Fearing a global recession, many investors fled to the relative safety of US Treasury bonds, causing their prices to rise. Meanwhile, the prices of high yield bonds fell, resulting in a wider yield spread between the two.
    From this standpoint, the third quarter of 1998 (the three months ending September 30) was the worst quarter for the high yield market since we began tracking the index in 1986. Spreads continued to widen at the outset of October before rebounding later in the month.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
--------------------------------------------------------------------------------

HIGH YIELD BOND FUND
    Despite the fund's negative total return, we were rewarded for having increased the quality and defensive nature of our holdings. Our overweight in high quality and "defensive" issues reduced overall portfolio risk.
    To remain defensive we invested in non-cyclical industries and avoided Financials. We favored bonds in the Communications, Media, Food & Beverage and Utilities sectors.
    We also reduced our exposure to bonds of more vulnerable companies with immediate financing needs. We are looking for companies that are able to build their businesses over the next 12-24 months, which in turn, will improve their credit situations.
    We continue to find good values in the European bond markets. Many of these companies are showing improving fundamentals.

                 ----------------------------------------------

                             HIGH YIELD BOND FUND,
                              INSTITUTIONAL SHARES
                 ----------------------------------------------

                          TOTAL RETURN
                                                       Inception
                                                        to Date
High Yield Bond,
 Institutional
 Shares*                                                -7.84%

COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL HIGH YIELD BOND FUND, INSTITUTIONAL SHARES, VERSUS THE CREDIT SUISSE FIRST BOSTON HIGH YIELD INDEX AND THE LIPPER HIGH YIELD BOND FUND INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                MORGAN GRENFELL         CSFB HIGH     LIPPER HIGH
             HIGH YIELD BOND FUND,     YIELD INDEX     YIELD BOND
             INSTITUTIONAL SHARES                      FUND INDEX
3/16/98                     $250,000       $250,000        $250,000
10/98                       $230,394       $232,686        $228,587

*COMMENCED OPERATIONS ON MARCH 16, 1998.

NOTE:PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
     OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
                 ----------------------------------------------

                      HIGH YIELD BOND FUND, SERVICE SHARES
                 ----------------------------------------------

                           TOTAL RETURN
                                                         Inception
                                                          to Date
High Yield Bond,
 Service Shares*                                             0.27%

COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL HIGH YIELD BOND FUND, SERVICE SHARES, VERSUS THE CREDIT SUISSE FIRST BOSTON HIGH YIELD INDEX AND THE LIPPER HIGH YIELD BOND FUND INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               MORGAN GRENFELL        CSFB HIGH     LIPPER HIGH
               HIGH YIELD BOND       YIELD INDEX     YIELD BOND
            FUND, SERVICE SHARES                     FUND INDEX
9/30/98                   $250,000       $250,000        $250,000
10/98                     $247,050       $245,025        $244,325

*COMMENCED OPERATIONS ON SEPTEMBER 15, 1998. PERFORMANCE BEGINS ON SEPTEMBER 30,
 1998 FOR COMPARATIVE DATA.

NOTE:PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
     OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

MARKET OUTLOOK

    We believe that high yield spreads reflect a recession and higher defaults already, making high yield currently attractive as an asset class. We are also optimistic that investors will continue to seek high yield bonds to maintain dividend levels in this low interest rate environment.
    Still, there are several unknowns that make it difficult to forecast where spreads will be in the next three to six months. The global economic situation is still developing and the extent to which Latin America is infected with the current financial contagion will largely determine the health of the U.S. economy.
    In addition, hedge fund activity in the high yield market was largely underestimated so to the extent that there are further hedge fund liquidations without corresponding fund inflows into high yield, spreads could get significantly wider.

--------------------------------------------------------------------------------

    We believe that spreads have reached levels where investors have begun to discern some value in the stronger names, giving this asset class significant price appreciation potential.

SMALL CAPITALIZATION EQUITY FUNDS
- SMALLER COMPANIES FUND
- MICROCAP FUND

MARKET REVIEW

    Investors sought relative safety in the volatile third quarter, and markets corrected accordingly. Fear of a global recession, deflation, declining corporate profits and a credit crunch were the main catalysts for this correction. Lack of world leadership stemming from a weakened US presidency as well as the near-collapse of a high profile hedge fund also lessened investor confidence in the capital markets.
    Small and micro capitalization growth stocks, which tend to be riskier investments, did not fare well in this environment. Indeed, the risk premium on small cap stocks as compared to large capitalization stocks widened to historic proportions.
    At fiscal year end, the trailing twelve-month relative performance of the Russell 2000 index of small stocks versus the S&P 500 index of large stocks was -27.4%. Moreover, over three-fourths of the stocks in the index were down 20% or more from their 52-week highs. Even large cap stocks suffered a negative quarter. However, the large, liquid stocks that comprise the S&P 500 index declined less than half that of the small cap indices.

SMALLER COMPANIES FUND

    The Morgan Grenfell Smaller Companies Fund had a difficult time during this period. The Fund invests in small company growth stocks, and these suffered a greater decline than their value-oriented counterparts. The Russell 2000 Growth Index of small cap growth stocks, for example, declined 15.9%, while the Russell 2000 Value Index declined 7.7% for the fiscal year.
    The Fund performed generally in line with the benchmark S&P 600 SmallCap Index for the twelve-month period (-13.5% for the Fund vs. -12.2% for the Index). The Fund outperformed the Russell 2000 Growth Index's -15.9% return. While some stocks in the Fund posted positive quarterly returns, in aggregate all sectors posted negative returns. This was true for the benchmark as well as the Fund.
    The Fund is broadly diversified across the main sectors of the U.S. economy. There are 80 holdings in nine sectors. Four sectors have weightings in excess of 10%: Consumer (23%), Technology (20%), Health Care (17%) and Credit Sensitive (15%). The Fund's weighted average market cap is $969 million.
    Wary of moderating consumer confidence, we focused our investments in the Consumer sector on companies that can generate strong sales in spite of a slower economy. Examples include two of the Fund's top ten holdings, home accessories retailer Garden Ridge and pet supplies retailer PetsMart.
    The Fund's Technology investments tended toward software and software services companies and away from commodity-related businesses. Mercury Interactive and Rational Software, for example, are leaders in the software testing industry and stand to benefit

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
--------------------------------------------------------------------------------

from spending on the Year 2000 problem and internet application testing. These stocks were two of our largest ten holdings.
    The Fund added innovative Health Care companies like Sepracor, a pharmaceutical company which owns an attractive portfolio of potentially improved versions of widely prescribed drugs. The Fund's Credit Sensitive holdings, like savings & loan Dime Bancorp, are domestically oriented.

                 ----------------------------------------------

                            SMALLER COMPANIES FUND,
                              INSTITUTIONAL SHARES
                 ----------------------------------------------

                 AVERAGE ANNUAL TOTAL RETURN
                              1 Year     3 Year     Inception
                              Return     Return      to Date
Smaller Companies,
 Institutional Shares*         -13.54%      9.92%      10.62%

COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL SMALLER COMPANIES FUND, INSTITUTIONAL SHARES, VERSUS THE S&P 600 SMALL CAP INDEX AND THE LIPPER SMALL CAP FUNDS INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             MORGAN GRENFELL SMALLER      S&P 600 INDEX     LIPPER SMALL
                 COMPANIES FUND,                              CAP FUNDS
              INSTITUTIONAL SHARES                              INDEX
6/30/95                       $250,000           $250,000         $250,000
10/95                         $263,750           $268,050         $272,550
10/96                         $328,592           $322,893         $319,156
10/97                         $405,111           $426,090         $378,232
10/98                         $350,240           $378,964         $326,641

*COMMENCED OPERATIONS ON JUNE 30, 1995.

NOTE:PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
     OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
                 ----------------------------------------------

                            SMALLER COMPANIES FUND,
                                 SERVICE SHARES
                 ----------------------------------------------

                  AVERAGE ANNUAL TOTAL RETURN
                                            1 Year    Inception
                                            Return     to Date
Smaller
 Companies,
 Service
 Shares*                                     -13.79%     -5.68%

COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL SMALLER COMPANIES FUND, SERVICE SHARES, VERSUS THE S&P 600 SMALL CAP INDEX AND THE LIPPER SMALL CAP FUND INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               MORGAN GRENFELL        S&P 600 INDEX     LIPPER SMALL
              SMALLER COMPANIES                           CAP FUND
            FUND, SERVICE SHARES                            INDEX
7/11/97                   $250,000           $250,000         $250,000
10/97                     $268,627           $271,500         $266,375
10/98                     $231,593           $241,472         $230,041

*COMMENCED OPERATIONS ON JULY 11, 1997.

NOTE:PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
     OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

MICROCAP FUND

    The Morgan Grenfell Microcap Fund had a difficult time during this period. The Fund invests in very small company growth stocks (the Fund's weighted average market cap is $177 million), and these suffered a greater decline than their value-oriented counterparts.
    The Russell 2000 Growth Index of small cap growth stocks, for example, declined 15.9%, while the Russell 2000 Value Index declined 7.7% for the fiscal year. While some stocks in the Fund posted positive quarterly returns, in aggregate all sectors posted negative returns. This was true for the benchmark as well as the Fund.
    The Fund is broadly diversified across the main sectors of the U.S. economy. There are 68 holdings in nine sectors. Four sectors have weightings in excess of 10%: Consumer (22%), Technology (18%), Health Care (14%) and Credit Sensitive (13%).

--------------------------------------------------------------------------------

    Wary of moderating consumer confidence, the Fund focused its Consumer sector investments on companies that that can generate strong sales in spite of a slower economy. Examples include Tractor Supply, a specialty farm equipment retailer, and PJ America, the largest franchisee of Papa John's pizza. These stocks were two of our ten largest holdings.
    The Fund's Technology investments tended toward software and software services companies and away from commodity-related businesses. Terayon Communications, a developer of cable modem systems, for example, should benefit from the demand for high-speed internet access while Seque Software, a leader in the software testing industry, should benefit from spending on the Year 2000 problem and internet application testing.
    The Fund added innovative Health Care companies like ResMed, a maker of devices for treating sleep-disordered breathing. The Fund's Credit Sensitive holdings, like commercial bank Republic Security Financial, are domestically oriented.
MARKET OUTLOOK
    As the small cap universe contains over 6,000 companies and the micro cap universe over 4,000 companies, we have an excellent opportunity to find successful companies early in their growth cycles. We believe this will result in strong investment performance when small company stocks return to market favor.
    Our investment strategy is to continue to find companies with above-average growth rates selling at reasonable valuations. Our team focuses primarily on individual stock selection with the goal of providing value-added performance relative to the universe of U.S. smaller companies.

                 ----------------------------------------------

                      MICROCAP FUND, INSTITUTIONAL SHARES
                 ----------------------------------------------

                   AVERAGE ANNUAL TOTAL RETURN
                                            1 Year     Inception
                                            Return      to Date
Microcap,
 Institutional
 Shares*                                     -18.16%       1.74%

COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL MICROCAP FUND, INSTITUTIONAL SHARES, VERSUS THE FRANK RUSSELL 2000 INDEX AND THE LIPPER MICROCAP FUND INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                      MORGAN GRENFELL                 RUSSELL      LIPPER MICROCAP
            MICROCAP FUND, INSTITUTIONAL SHARES     2000 INDEX        FUND INDEX
12/18/96                                 $250,000       $250,000            $250,000
10/97                                    $315,500       $310,767            $315,222
10/98                                    $258,194       $273,973            $263,620

*COMMENCED OPERATIONS ON DECEMBER 18, 1996.

NOTE:PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
     OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                 ----------------------------------------------

                         MICROCAP FUND, SERVICE SHARES
                 ----------------------------------------------

                 AVERAGE ANNUAL TOTAL RETURN
                                           1 Year    Inception
                                           Return     to Date
Microcap,
 Service
 Shares*                                    -18.33%    -12.87%

COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL MICROCAP FUND, SERVICE SHARES, VERSUS THE FRANK RUSSELL 2000 INDEX AND THE LIPPER MICROCAP FUND INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             MORGAN GRENFELL
             MICROCAP FUND,        RUSSELL      LIPPER MICROCAP
             SERVICE SHARES      2000 INDEX        FUND INDEX
8/31/97               $250,000       $250,000            $250,000
10/97                 $253,210       $256,522            $265,425
10/98                 $206,800       $226,149            $221,975

*COMMENCED OPERATIONS ON AUGUST 21, 1997. PERFORMANCE BEGINS ON AUGUST 31, 1997
 FOR COMPARATIVE DATA.

NOTE:PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
     OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
--------------------------------------------------------------------------------

    Earnings disappointments continue to present the primary investment risk. Historically, small cap growth stocks have been successful during periods of declining corporate profits. This is because investors become attracted to companies that are less affected by negative macroeconomic events. Typically these companies can continue to grow their earnings even in a slower economy. The low interest rates associated with this environment are a positive for small companies.
    The structure of the U.S. economy, with its high level of entrepreneurial activity and venture-capital backing, is expected to continue to provide investors with many attractive investment opportunities as early stage private companies shift to public ownership. The pace of the IPO market has slowed with the market correction, but restructuring and consolidation trends create many opportunities for smaller company investors.
    Cash flows into equity mutual funds stalled in the third quarter for the first time in memory. However, as individuals continue to assume responsibility for their own retirement planning, mutual fund flows should be an important source of liquidity and another positive influence on small company stocks.
    For these reasons, the investment team at Morgan Grenfell continues to believe that the small and micro cap growth segments of the equity universe are very attractive. Stocks of smaller companies can be purchased at substantial discounts to their growth rates. Moreover, small company stocks have higher expected growth rates than stocks of large companies, while trading at less expensive valuations.

--------------------------------------------------------------------------------

INTERNATIONAL EQUITY FUNDS
- INTERNATIONAL EQUITY FUND
- EUROPEAN EQUITY GROWTH FUND
- INTERNATIONAL SMALL CAP EQUITY FUND
- EUROPEAN SMALL CAP EQUITY FUND
- EMERGING MARKETS EQUITY FUND

MARKET REVIEW

    The past six months ending October 31, 1998 were marked by extreme turbulence in international markets. After a strong second quarter, the Russian currency crisis and mounting investor concern over the slowdown in global growth caused international markets to fall sharply during September. The fall in the US equity market also led to sizable liquidations of overseas equity mutual funds by US investors, compounding the falls.
    Renewed confidence, boosted by further declines in interest rates in many countries, led to a significant recovery in international markets during October. Much of the fall in September was recouped.
    In highly volatile markets, we have maintained our emphasis on companies with strong growth prospects, sound balance sheets and leading competitive positions. In the medium-term, these companies will continue to deliver superior returns.

INTERNATIONAL EQUITY FUND

    The Morgan Grenfell International Equity Fund focuses on high quality, growth companies with visible earnings streams and above average, sustainable return on capital. Our regional teams select stocks in their sectors of expertise. Asset allocation and currency risk are actively managed at the regional level.
    In the period under review, active stock selection contributed positively to Fund performance. As investors searched for stability within market turbulence, the Fund's holdings in key growth stocks in Sweden (Securitas and Ericsson) and in the Netherlands were significant outperformers. Positions in the UK also bolstered performance, particularly within the telecommunications sector, where the Fund maintains a relatively high weighting.
    The Fund holds core positions in stocks in Germany but is underweight the market as a whole. Following poor relative performance earlier in the year, the German market held up relatively well as markets fell.
    The contribution from Japan was broadly neutral as the market fell sharply. The Fund is underweight the Japanese market and had only modest exposure to other markets in the Far East, which was beneficial to returns. The Japanese market fell 18.8% over the six month period, while Hong Kong (-26.4%) and Singapore (-39.3%) produced very poor returns. Malaysia took the highly unusual step of introducing capital controls. This market fell 66.8% in US$ terms and was subsequently removed from the Morgan Stanley Capital International EAFE Index.
    The outlook for international equities remains mixed in the short-term. Uncertainty over policy in Japan will continue to weigh on the market, particularly in the light of problems in the financial sector. The outlook for Asia is still clouded, but there is clearly value at the individual stock level. In contrast the outlook for Europe remains relatively good. Domestic demand is set to accelerate and earnings growth is being boosted by restructuring and corporate activity. Overall we expect mildly positive returns from international markets over the coming months, driven by performance in Europe.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
--------------------------------------------------------------------------------

                 ----------------------------------------------

                           INTERNATIONAL EQUITY FUND
                 ----------------------------------------------

               AVERAGE ANNUAL TOTAL RETURN
                       1 Year      3 Year      Inception
                       Return      Return       to Date
International
 Equity*                  9.28%       8.52%       10.19%

COMPARISON OF CHANGE IN THE VALUE OF $250,000 INVESTMENT IN THE MORGAN GRENFELL INTERNATIONAL EQUITY FUND, INSTITUTIONAL SHARES, VERSUS THE MORGAN STANLEY MSCI EAFE INDEX AND THE LIPPER INTERNATIONAL EQUITY FUNDS INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             MORGAN GRENFELL        MORGAN STANLEY
              INTERNATIONAL      CAPITAL INTERNATIONAL    LIPPER INTERNATIONAL
               EQUITY FUND               EAFE              EQUITY FUNDS INDEX
5/15/95               $250,000                 $250,000                $250,000
10/95                 $273,750                 $249,047                $259,591
10/96                 $308,514                 $275,944                $292,378
10/97                 $320,187                 $289,520                $331,469
10/98                 $349,887                 $318,328                $346,882

*COMMENCED OPERATIONS ON MAY 15, 1995.

NOTE:PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
     OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

EUROPEAN EQUITY GROWTH FUND

    Over the period, the European Equity Growth Fund benefitted from positive stock and sector selection. Country allocation was neutral.
    The Fund was well positioned in volatile markets as the majority of the investments are purely domestic companies with no exposure to markets outside Europe. In the past few months, we increased the liquidity of the fund by raising the average market capitalization of holdings. This reduced risk in the portfolio.
    We also increased the Fund's weighting in traditionally defensive sectors, such as Food Retail. We combined this position with relatively high exposure to emerging industries such as Cellular Telephony and Information Technology, which are less susceptible to macro-economic turmoil. Our holdings in these industries are not represented in the benchmark index, and they have performed well.

                 ----------------------------------------------

                          EUROPEAN EQUITY GROWTH FUND
                 ----------------------------------------------

                   AVERAGE ANNUAL TOTAL RETURN
                                            1 Year     Inception
                                            Return      to Date
European Equity Growth*                       15.36%      20.57%

COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL EUROPEAN EQUITY GROWTH FUND, INSTITUTIONAL SHARES, VERSUS THE MORGAN STANLEY MSCI EUROPE INDEX AND THE LIPPER EUROPEAN REGION FUNDS INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             MORGAN GRENFELL             MORGAN STANLEY              LIPPER EUROPEAN
             EUROPEAN EQUITY     CAPITAL INTERNATIONAL EUROPEAN       REGION FUNDS
               GROWTH FUND                    INDEX                       INDEX
9/3/96                $250,000                           $250,000             $250,000
10/96                 $265,000                           $255,875             $259,998
10/97                 $324,559                           $323,426             $319,407
10/98                 $374,418                           $399,172             $368,372

*COMMENCED OPERATIONS ON SEPTEMBER 3, 1996.

NOTE:PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
     OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

INTERNATIONAL SMALL CAP EQUITY FUND

    The International Small Cap Fund outperformed the benchmark during the 6 months ended October 31, 1998 by 142 basis points. Very strong performance in stock selection was offset by a negative impact from the Japanese Yen hedge and country allocation. Throughout the period the portfolio was overweight in Europe and the UK and underweight in Japan and the Far Eastern markets relative to the benchmark.
    The best performing small cap market was Japan (+2.7%) while several markets produced significant negative returns particularly Norway (-24.0%), Ireland (-35.0%) and many Far Eastern markets.

--------------------------------------------------------------------------------

    The period was particularly volatile in world equity markets with a sharp correction during August and September and a partial recovery towards the end of October, which has been sustained into November.
    Specifically in Japan, our holdings were about 6% behind the benchmark NatWest Markets Euro Pacific Small Cap Index over the ten months to October 1998, despite the outperformance up to September. The portfolios made up for some 10% lag in the first quarter by September, but fell behind in October due to a sell-off of Japanese equities by US mutual funds and short-squeeze.
    Over the first half of October the fall in US equities led to a sizable liquidation of overseas equity mutual funds in the US, which in turn hurt many fundamentally solid stocks in Japan. On the other hand, the Japanese government became desperate to stop ever-falling bank and construction stocks and implemented a sudden legislation to discourage shorting in the middle of October. It led to a quick buy-back of shorted stocks by short-covering in the stocks that could go bankrupt any time. These forces worked against us in October.
    The government came up with a number of measures, mainly capital injection to banks, additional fiscal spendings and some tax-cut proposals to revive the economy, but more steps need to be implemented before the economy regains confidence on its future. While the valuation of many, particularly small, stocks have become attractive, a rebound is unlikely to be seen until market participants grow confident about the recovery of the economy in the near future.
    European stock markets in the six months to October 31 have been very exciting. While stock markets were strong at the start of the period, following strong gains in the spring, they became increasingly volatile from June. This was a result of further turbulence in the Asian economies and increasing uncertainty over their impact on European fundamentals.
    Market weakness was accentuated in July with a general sell-off of technology stocks and high volatility in cyclicals. European markets continued to fall until the middle of October, when a combination of factors helped confidence to return.
    The factors included the increasing perception that European domestic economies would continue to grow in 1998 and 1999, albeit more slowly than originally expected; indications that the US economy would also continue to grow, and, not least, decreasing fears of sudden government change in the United States. This was combined with the realization that European valuations were attractive again.
    In this environment, small cap stocks continued to underperform relative to large caps, because the high volatility led investors to seek safety in liquidity. The prospect of slower growth in many economies has led to concern over earnings forecasts and particularly the vulnerability of smaller companies.
    Our policy is to focus on high quality, growth companies with visible earnings streams and above average return on capital. Through a disciplined investment process with a clear control of risk we have constructed a portfolio of the best small businesses outside North America. We believe these will deliver superior performance over time.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
--------------------------------------------------------------------------------

                 ----------------------------------------------

                      INTERNATIONAL SMALL CAP EQUITY FUND
                 ----------------------------------------------

                 AVERAGE ANNUAL TOTAL RETURN
                           1 Year      3 Year      Inception
                           Return      Return       to Date
International Small Cap
 Equity*                      1.81%      -0.98%       -1.32%

COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL INTERNATIONAL SMALL CAP EQUITY FUND, INSTITUTIONAL SHARES, VERSUS THE NATWEST MARKETS EURO/PACIFIC SMALL CAP INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              MORGAN GRENFELL       NATWEST MARKETS
            INTERNATIONAL SMALL      EURO/PACIFIC
              CAP EQUITY FUND        EQUITY INDEX
1/3/94                  $250,000             $250,000
10/94                   $258,750             $301,559
10/95                   $241,499             $276,751
10/96                   $257,029             $306,830
10/97                   $230,310             $273,811
10/98                   $234,478             $269,857

*COMMENCED OPERATIONS ON JANUARY 3, 1994.

NOTE:PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
     OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

EUROPEAN SMALL CAP EQUITY FUND

    European stock markets in the six months to October 31 have been very exciting. While stock markets were strong at the start of the period, following strong gains in the spring, they became increasingly volatile from June. This was a result of further turbulence in the Asian economies and increasing uncertainty over their impact on European fundamentals.
    Market weakness was accentuated in July with a general sell-off of technology stocks and high volatility in cyclicals. European markets continued to fall until the middle of October, when a combination of factors helped confidence to return.
    The factors included the increasing perception that European domestic economies would continue to grow in 1998 and 1999, albeit more slowly than originally expected; indications that the US economy would also continue to grow; and, not least, decreasing fears of sudden government change in the United Sates. This was combined with the realization that European valuations were attractive again.
    In this environment, small cap stocks continued to underperform relative to large caps, because the high volatility led investors to seek safety in liquidity.

                 ----------------------------------------------

                         EUROPEAN SMALL CAP EQUITY FUND
                 ----------------------------------------------

                AVERAGE ANNUAL TOTAL RETURN
                          1 Year      3 Year      Inception
                          Return      Return       to Date
European Small Cap
 Equity*                    14.65%       7.53%        9.51%

COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL EUROPEAN SMALL CAP EQUITY FUND, INSTITUTIONAL SHARES, VERSUS THE NATWEST MARKETS EUROPEAN SMALL CAP INDEX AND THE LIPPER EUROPEAN REGION FUNDS INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             MORGAN GRENFELL      NATWEST MARKETS       LIPPER EUROPEAN
             EUROPEAN SMALL        EUROPEAN SMALL           REGION
             CAP EQUITY FUND      CAP EQUITY INDEX        FUNDS INDEX
10/31/94              $250,000              $250,000             $250,000
10/95                 $289,162              $263,971             $273,050
10/96                 $318,261              $306,141             $322,308
10/97                 $313,592              $347,502             $395,956
10/98                 $359,527              $380,195             $456,656

*COMMENCED OPERATIONS ON NOVEMBER 1, 1994. PERFORMANCE BEGINS ON OCTOBER 31,
 1994 FOR COMPARATIVE DATA.

NOTE:PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
     OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

EMERGING MARKETS EQUITY FUND

    During the third financial quarter (the three months ending September 30), the MSCI EMF Index fell 22.0% in US$ terms. The emerging markets asset class produced small positive gains in July and September, but this was overshadowed by sharp falls in all world markets in August triggered by Russia's decline and increased investor concerns in Latin

--------------------------------------------------------------------------------

America. Surprisingly, Asia outperformed other emerging markets during the quarter, although the announcement of capital controls in Malaysia has effectively locked foreign investors into the market until September 1999.
    In Latin America, new concerns for the stability of the Brazilian Real surfaced on account of the devaluation of the Russian Ruble. Capital outflows led to a depletion of Brazilian reserves, leading to a substantial rise in interest rates. Volatility throughout the region remained high, especially in Brazil, as the Presidential elections drew nearer. President Cardoso has, as expected, been successfully re-elected and is now implementing a major fiscal reform process, which we expect to be backed up with an international stabilization package.
    Brazil's fiscal cuts, while crucial for the country, are likely to cause an economic slowdown in 1999. Elsewhere within the region, economies remain reasonably strong and valuations attractive despite some reduction in growth estimates. Any evidence of a downturn in the US could endanger this picture, however.
    Asian markets remained weak in July and August due to a weak Yen, fears over a possible devaluation of the Chinese Renminbi and fallout from imposition of capital controls by Malaysia. They rebounded in September as currencies stabilized and interest rates started to decline.
    A number of pre-conditions for an Asian recovery have started to fall in place. Currencies have stabilized, supported by large current account surpluses, foreign direct investment inflows, a stronger Yen and minimal outflows due to debt rollover. With inflation peaking, interest rates have started falling in the crisis countries. The overhang of deflation will allow nominal interest rates to fall further. However, the crisis economies are yet to show definite signs of bottoming out and broad-based corporate re-structuring remains elusive. We therefore continue to focus on the more resilient economies of Taiwan and India.
    Emerging Europe came into focus over the quarter, with Russia defaulting on its debt, devaluing the Ruble and losing its government. In the absence of external funding, the new Government looks set to target printing money as a solution to Russia's problems. The remainder of the region was hit by the contagion as investors sold down across the entire region, despite strong economic fundamentals in Central and Southern Europe.
    In the absence of a European recession, we would expect a medium-term recovery in Emerging Europe ex-Russia. Russia is likely to return to high inflation and capital controls and therefore will remain a difficult investment environment. In Central Europe, we expect corporate and economic restructuring to continue, driven by privatization and expected entry into the European Union early in the new millennium. In Greece, the economy continues to converge ahead of expected entry into the Euro in 2001. Valuations remain attractive and we remain positive on the region, ex-Russia.
    The MSCI South Africa index fell 19.5% during the quarter as financial and consumer stocks were downgraded. Gold, platinum, coal and steel shares were the best performers. The outlook for South Africa remains uncertain. Political risk has risen ahead of elections in 1999 and interest rates remain high. Consumer spending and bank borrowing have suffered, which will have a negative impact on the

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
--------------------------------------------------------------------------------

outlook for earnings. We remain generally cautious on the region, despite the potential for rate cuts.

                 ----------------------------------------------

                          EMERGING MARKETS EQUITY FUND
                 ----------------------------------------------

                AVERAGE ANNUAL TOTAL RETURN
                         1 Year      3 Year      Inception
                         Return      Return       to Date
Emerging Markets
  Equity*                 -32.66%     -12.74%      -10.92%

COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL EMERGING MARKETS EQUITY FUND, INSTITUTIONAL SHARES, VERSUS THE MORGAN STANLEY MSCI EMERGING MARKETS FREE INDEX AND THE LIPPER EMERGING MARKETS EQUITY FUNDS INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             MORGAN GRENFELL           MORGAN STANLEY
             EMERGING MARKETS      CAPITAL INTERNATIONAL       LIPPER EMERGING MARKETS
               EQUITY FUND         EMERGING MARKETS FREE          EQUITY FUNDS INDEX
2/1/94                 $250,000                    $250,000                      $250,000
10/94                  $275,000                    $256,874                      $241,165
10/95                  $217,263                    $206,963                      $196,863
10/96                  $239,040                    $220,375                      $215,860
10/97                  $214,395                    $201,687                      $207,528
10/98                  $144,367                    $139,184                      $138,691

*COMMENCED OPERATIONS ON FEBRUARY 1, 1994. PERFORMANCE BEGINS ON FEBRUARY 1,
 1994 FOR COMPARATIVE DATA.

NOTE:PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
     OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

MARKET OUTLOOK

    In previous reviews we have stated our concern at the high level of valuation of equity markets in an historical context. Our view has been that as long as the favorable background of low inflation and bond yields, rising company profits and high investor cash flows is maintained, returns from equity markets would continue to be positive. However, it is clear that in recent months the outlook for global growth, and by implication global earnings, has worsened markedly. Investors have rightly become nervous about forecasts.
    After the recent, sharp correction, we believe that we can find value in many areas. Although earnings forecasts have been revised downward considerably in most regions, they remain positive in Western countries. In Continental Europe, for example, markets have fallen 30% from their peak. On our revised earnings numbers we believe that they are now trading on forward P/E multiples of 18 times. This compares to forward multiples of 21 times for the US, 167 times (including Financials) for Japan, and 15 times for Canada and Australia. Again in Europe, markets are trading at almost exactly their ten-year average P/E; excluding the UK we believe that Europe is trading at 95% of its 10 year average P/E.
    On this basis, we believe that the current valuation level is attractive. The interest rate environment in Europe remains supportive even in the UK, where we have hitherto been cautious. Inflation remains firmly under control in the core economies, and we expect interest rates to fall further, particularly in the peripheral EMU countries such as Spain and Italy. We would be remiss, however, to ignore the risk to earnings forecasts that still remains, particularly in certain sectors with international exposure such as banks, engineering companies and commodities. We are therefore focusing on stocks with visible earnings characteristics such as telecommunications, life assurance and consumer/business services.
    Our view on Japan is much more cautious. With little hope of economic recovery this year and the outlook for corporate earnings still very poor, a sustainable rally in the Japanese equity market appears unlikely. Government controlled funds, however, should continue to support the market and limit the potential downside. We are focusing on the higher quality stocks in the market, with earnings visibility as far as possible. Our

--------------------------------------------------------------------------------

exposure to some of the riskier areas of the market such as banking is below benchmark, but not significantly so as the likelihood of reform is increasing. In Japan, the government came up with a number of measures, mainly capital injection to banks, additional fiscal spending and some tax-cut proposals to revive the economy, but more steps need to be implemented before the economy regains confidence on its future. While the valuation of many, particularly small, stocks has become attractive, a rebound is unlikely to be seen until market participants grow confident about the recovery of the economy in near future.
    In the rest of Asia, many of our concerns remain, not least the prospect of further substantial revisions to earnings. However, it is also clear that value is emerging. A number of high quality stocks with good long-term growth prospects are now trading at significant discounts to world peers. We are examining these carefully, particularly in the case of Hong Kong.
    We expect Continental European markets to continue to do well over the next few months. Given the increased market volatility, we will continue to favor the more established companies with a proven managerial expertise, high earnings visibility and strong track records.

INTERNATIONAL FIXED INCOME FUNDS
- GLOBAL FIXED INCOME FUND
- CORE GLOBAL FIXED INCOME FUND
- INTERNATIONAL FIXED INCOME FUND
- EMERGING MARKETS DEBT FUND

MARKET REVIEW

    Events in emerging markets--and the consequent slowdown in worldwide growth-- have been driving performance within the global bond markets since the turmoil in Asia in October 1997. In the last six months, global growth forecasts were revised downwards and bond yields fell to record lows.
    The implications of slower external demand were not as detrimental to the US economy as initially anticipated, however. Domestic demand fueled its economic growth while inflation remained at subdued levels. The Federal Reserve cut interest rates twice, a positive factor for the US bond market, as bond prices typically rise when interest rates decline.
    In Canada, currency weakness led to poor bond market performance relative to the US. The Australian economy sustained growth levels above expectations despite the Asian slowdown, but, again, weak currency and investors' aversion to risk in spread markets (non-Treasury credit markets) impeded performance in the latter part of the year.
    Over the period there was a growing divergence in performance between countries participating in the first round of Economic Monetary Union (EMU) and those remaining outside. Italy and Spain, for example, will be among the first eleven entrants, and this, in addition to the downward revision of growth forecasts, resulted in strong performance. The Scandinavian markets also performed well in the early part of the year but weakened in August and September. This was caused primarily by global investors' decreased tolerance for risk.
    In the first half of the year the UK economy was extremely strong and wage inflation was a concern. More recently, the economy demonstrated signs of a sharp slowdown and inflation dropped to the Bank of

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
--------------------------------------------------------------------------------

England's target levels. This resulted in strong market performance, as low inflation makes bonds more attractive to investors.
    At the end of 1997 high profile bankruptcies brought the problems of Japan's banking sector into the spotlight. This, combined with an ever deteriorating economy, led to several large but inadequate fiscal packages and prompted Japanese authorities to initiate banking reform. Yields fell to record lows as the economy failed to display any signs of recovery.
    Through the end of 1997 and the first half of 1998 the dollar continued to appreciate against European currencies. Later in the year these currencies regained ground on expectations that the Federal Reserve would cut rates aggressively to address international concerns. Year-to-date they have appreciated against the dollar.
    The dollar followed this trend against the Yen as well, appreciating steadily throughout the early part of 1998 but reversing this move in October when the Yen appreciated nearly 15%, a move initially triggered by the unwinding of hedge fund positions. Year-to-date the Yen has still appreciated against the dollar.

GLOBAL FIXED INCOME FUND AND
CORE GLOBAL FIXED INCOME FUND

    The Morgan Grenfell Global Fixed Income Fund and Core Global Fixed Income Fund established a long-duration position during the year, particularly in US and German markets. This had a positive impact on performance.
    We sold positions in the dollar bloc markets of Canada and Australia, seeing an opportunity to take profits as spreads contracted. We sold positions in Europe, as spreads tightened in the Danish and Swedish markets, giving us fewer opportunities to add value. We invested the proceeds in core first-round EMU markets, particularly Germany and Italy. The fund maintained its large underweight position in the Japanese bond market over the year.
    In terms of currency, we reduced the large overweight in the US dollar against the Yen during the year. By the end of October the fund had moved to a neutral dollar allocation. Our main position was an overweight holding in European currencies against the Yen.
    From May 1998 the Global Fixed Income Fund invested in emerging debt on an opportunistic basis. At the end of October the Fund held only 1% in the asset class.

                 ----------------------------------------------

                            GLOBAL FIXED INCOME FUND
                 ----------------------------------------------

                AVERAGE ANNUAL TOTAL RETURN
                          1 Year      3 Year      Inception
                          Return      Return       to Date
Global Fixed Income*        10.58%       6.80%        6.68%

COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL GLOBAL FIXED INCOME FUND, INSTITUTIONAL SHARES, VERSUS THE SALOMON WORLD GOVERNMENT BOND INDEX AND THE LIPPER GLOBAL INCOME FUNDS INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             MORGAN GRENFELL           SALOMON
              GLOBAL FIXED        WORLD GOVERNMENT          LIPPER GLOBAL
               INCOME FUND           BOND INDEX          INCOME FUNDS INDEX
1/31/94               $250,000               $250,000                 $250,000
10/94                 $244,296               $256,648                 $233,391
10/95                 $278,215               $295,659                 $260,021
10/96                 $296,573               $311,506                 $290,599
10/97                 $306,474               $319,636                 $306,640
10/98                 $338,895               $359,751                 $320,316

*COMMENCED OPERATIONS ON JANUARY 4, 1994. PERFORMANCE BEGINS ON JANUARY 31, 1994
 FOR COMPARATIVE DATA.

NOTE:PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
     OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

--------------------------------------------------------------------------------

CORE GLOBAL FIXED
INCOME FUND

                 ----------------------------------------------

                         CORE GLOBAL FIXED INCOME FUND
                 ----------------------------------------------

                         TOTAL RETURN
                                                     Inception
                                                      to Date
Core Global Fixed Income*                                9.70%

COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL CORE GLOBAL FIXED INCOME FUND, INSTITUTIONAL SHARES, VERSUS THE SALOMON WORLD GOVERNMENT BOND INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             MORGAN GRENFELL CORE           SALOMON WORLD
             GLOBAL FIXED INCOME        GOVERNMENT BOND INDEX
5/31/98                    $250,000                     $250,000
10/98                      $272,886                     $279,248

*COMMENCED OPERATIONS ON MAY 4, 1998. PERFORMANCE BEGINS MAY 31, 1998 FOR
 COMPARATIVE PURPOSES.

NOTE:PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
     OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

INTERNATIONAL FIXED INCOME

    The Morgan Grenfell International Fixed Income fund established and benefited from its long-duration position during the year in the German and Canadian markets. We took profits in Canada as spreads contracted. In October we reduced our large overweight in the Australian market after the strong performance in the early part of the year.
    We maintained an overweight position in the European bloc. Within Europe, we sold Scandinavian positions and invested the proceeds into core markets of first-round EMU participants, particularly Italy and Germany. The fund maintained its large underweight position in the Japanese bond market.
    In terms of currency, we reduced the large overweight in the dollar bloc against the Yen established in the early part of the year after the strong performance of US currency. At the end of the year we favored European currencies, and we continued to overweight these at the expense of the Japanese Yen.

                 ----------------------------------------------

                        INTERNATIONAL FIXED INCOME FUND
                 ----------------------------------------------

                AVERAGE ANNUAL TOTAL RETURN
                          1 Year      3 Year      Inception
                          Return      Return       to Date
International Fixed
  Income*                   11.87%       6.41%        7.08%

COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL INTERNATIONAL FIXED INCOME FUND, INSTITUTIONAL SHARES, VERSUS THE SALOMON WORLD GOVERNMENT BOND INDEX, NON-U.S. AND THE LIPPER INTERNATIONAL INCOME FUNDS INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             MORGAN GRENFELL INTERNATIONAL       SALOMON WORLD GOVERNMENT       LIPPER INTERNATIONAL
                   FIXED INCOME FUND                BOND INDEX - NON-US          INCOME FUNDS INDEX
3/31/94                             $250,000                         $250,000                 $250,000
10/94                               $246,773                         $265,125                 $248,525
10/95                               $282,953                         $305,397                 $283,592
10/96                               $302,259                         $322,042                 $313,908
10/97                               $304,723                         $321,043                 $326,841
10/98                               $340,901                         $362,137                 $361,584

*COMMENCED OPERATIONS ON MARCH 15, 1994. PERFORMANCE BEGINS ON MARCH 31, 1994
 FOR COMPARATIVE DATA.

NOTE:PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
     OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

EMERGING MARKETS DEBT FUND

    Emerging debt markets have been extremely weak over the past 12 months. The crisis, which began last year in Asia, resulted in risk-reduction trades throughout the emerging markets. In addition, higher interest rates and lower commodity prices reduced economic growth and lowered fiscal revenues. In Russia, these circumstances led to defaults on their domestic debt obligations.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
--------------------------------------------------------------------------------

    Against this background, our strategy was to invest in countries that are not reliant on access to international capital markets in order to fund their budget deficits. In Latin America these countries included Panama and Mexico. In Eastern Europe we overweighted Bulgaria and Poland. The Fund has also maintained overweight positions in African credits such as Morocco, Nigeria and Ivory Coast. These countries are likely to experience growth rates of over 5% in 1999, while in Latin America growth is likely to be zero.
    The ability of Brazil to maintain its current, managed foreign exchange regime will be extremely important for the whole emerging debt asset class in 1999. Brazil's fiscal adjustment, combined with IMF financial support, will enable a reduction in the budget deficit, causing interest rates to fall. This market outlook will provide a positive background for emerging debt.

                 ----------------------------------------------

                          EMERGING MARKETS DEBT FUND,
                              INSTITUTIONAL SHARES
                 ----------------------------------------------

                AVERAGE ANNUAL TOTAL RETURN
                         1 Year      3 Year      Inception
                         Return      Return       to Date
Emerging Markets Debt,
  Institutional
  Shares*                 -30.35%       2.60%        3.43%

COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL EMERGING MARKETS DEBT FUND, INSTITUTIONAL SHARES, VERSUS THE J.P. MORGAN EMERGING MARKETS BOND INDEX PLUS AND THE LIPPER EMERGING MARKETS DEBT AVERAGE.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                    MORGAN GRENFELL                JP MORGAN
              EMERGING MARKETS DEBT FUND,       EMERGING MARKETS         LIPPER EMERGING
                 INSTITUTIONAL SHARES           BOND INDEX PLUS       MARKETS DEBT AVERAGE
8/31/94                             $250,000              $250,000                   $250,000
10/94                               $249,510              $245,310                   $250,647
10/95                               $261,616              $264,961                   $258,341
10/96                               $362,126              $386,821                   $364,546
10/97                               $405,672              $428,675                   $417,951
10/98                               $282,542              $385,357                   $339,000

*EMERGING MARKETS DEBT FUND INSTITUTIONAL SHARES COMMENCED OPERATIONS ON AUGUST
 4, 1994. PERFORMANCE BEGINS ON AUGUST 31, 1994 FOR COMPARATIVE DATA.

NOTE:PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
     OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

--------------------------------------------------------------------------------

                 ----------------------------------------------

                          EMERGING MARKETS DEBT FUND,
                                 SERVICE SHARES
                 ----------------------------------------------

             AVERAGE ANNUAL TOTAL RETURN
                                 1 Year     Inception
                                 Return      to Date
Emerging Markets Debt, Service
  Shares*                         -30.35%     -38.87%

COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL EMERGING MARKETS DEBT FUND, SERVICE SHARES, VERSUS THE J.P. MORGAN EMERGING MARKETS BOND INDEX PLUS AND THE LIPPER EMERGING MARKETS DEBT AVERAGE.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             MORGAN GRENFELL
             EMERGING MARKETS         JP MORGAN               LIPPER
                DEBT FUND,         EMERGING MARKETS      EMERGING MARKETS
              SERVICE SHARES          BOND INDEX           DEBT AVERAGE
10/31/97               $250,000              $250,000              $250,000
10/98                  $174,116              $224,725              $202,775

*EMERGING MARKETS DEBT FUND SERVICE SHARES COMMENCED OPERATIONS ON OCTOBER 22,
 1997. PERFORMANCE BEGINS ON OCTOBER 31, 1997 FOR COMPARATIVE DATA.

NOTE:PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
     OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

MARKET OUTLOOK

    Our view on global bond markets remains constructive, particularly given the backdrop of slowing global growth and deflationary forces.
    The US economy has shown marked signs of a slowdown and inflation remains negligible. This combined with international responsibility and a troubled financial sector has led investors to expect further rate cuts in the US. While the economic situation in Canada and Australia worsens, there is little hope for outperformance, since currency weakness remains a major risk. At present the Canadian and Australian markets represent fair value compared to the US.
    We believe that slowing, but positive, growth and moderate inflation levels will provide a supportive environment for bonds within Europe. European central banks should maintain the drive towards convergence of short rates at 3.3% ahead of the commencement of EMU in January 1999. Global economic conditions have increased the likelihood of rate cuts by the European Central Bank in 1999.
    Although spreads in Scandinavian markets have widened over recent months, potential currency weakness dampens the outlook for these markets. The Greek market should perform well over the longer term as its EMU program remains on track. Due to a lack of liquidity and risk appetite, however, the short term outlook looks less positive.
    In the UK market, the spread over German bonds should tighten further as interest rates are cut, although high hedging cost and an inverted yield curve reduces its attractiveness relative to the rest of Europe.
    In Japan, the appointment of Obuchi as Prime Minister leaves the political landscape unchanged. The conclusion of an agreement into banking sector reform is positive; however, its implementation will likely be gradual. With yields close to record lows, we believe the probability of strong performance from the bond market is minimal.
    While we remain confident with regard to Yen weakness against the US dollar in the long run, we remain cautious in the short term due to the possibility of further unwinding of short Yen positions. We believe European currencies represent fair value against the dollar at present and remain negative on the outlook for resource currencies such as the Canadian and Australian dollar.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1998

Municipal Bond Fund

-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS -- 97.08%
ALABAMA -- 0.65%
  Birmingham, Medical Clinic Board, Baptist Medical Centers, RB, ETM
    8.250%, 07/01/05                                                              $    30,000   $      34,950
  Birmingham, Private Education Building, Tuition-Miles College, RB, ACA
    5.500%, 05/01/28                                                                  390,000         402,675
  Housing Finance Authority, Multi-Family Mortgage, The Club Apartments, RB,
    Series I
    5.650%, 06/01/08                                                                2,335,000       2,501,369
  Lauderdale & Florence Counties, Public Hospital, RB, ETM
    7.000%, 07/01/07                                                                  300,000         363,000
  Morgan County, Decatur General Hospital, RB, Pre-Refunded @ 102 (D)
    7.875%, 03/01/99                                                                  425,000         439,960
                                                                                                -------------
                                                                                                    3,741,954
                                                                                                -------------
ARIZONA -- 1.88%
  Coconino County, Unified School District, GO, AMBAC
    5.000%, 07/01/01                                                                  935,000         968,894
  Maricopa County, Hospital Revenue Authority, Phoenix Baptist Hospital &
    Medical Center, RB, ETM
    7.125%, 10/01/02                                                                   75,000          78,469
  Maricopa County, Industrial Development Authority, John C Lincoln Hospital,
    RB, FSA
    7.000%, 12/01/00                                                                  730,000         761,938
  Maricopa County, Industrial Development Authority, Pines at Camelback
    Apartments Project, RB, Series A, Asset Guaranty
    4.900%, 05/01/06                                                                  145,000         145,725
    5.000%, 05/01/07                                                                  155,000         155,969
    5.300%, 05/01/13                                                                  380,000         383,325
  Maricopa County, Samaritan Health Service, RB, ETM
    6.750%, 01/01/04                                                                   25,000          26,781
  Pinal County, Community College, Pledge Obligation, RB, AMBAC
    5.250%, 07/01/05                                                                  490,000         524,300
    5.250%, 07/01/06                                                                  835,000         895,538
    5.250%, 07/01/07                                                                  885,000         950,269

-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------
    5.250%, 07/01/08                                                              $   930,000   $   1,004,400
    4.800%, 07/01/09                                                                  650,000         674,375
  Pinal County, Community College, RB, AMBAC
    5.400%, 07/01/05                                                                  360,000         388,350
    5.300%, 07/01/06                                                                  380,000         408,974
    5.200%, 07/01/07                                                                  375,000         401,250
    4.750%, 07/01/09                                                                  350,000         361,812
  Santa Cruz County, Industrial Development Authority, Citizens Utility Company
    Project, RB
    4.750%, 08/01/20                                                                1,050,000       1,061,812
  Yuma, Industrial Development Authority, Multi-Family Mortgage, Regency
    Apartments, RB, Series A, GNMA
    5.400%, 12/20/17                                                                1,540,000       1,553,475
                                                                                                -------------
                                                                                                   10,745,656
                                                                                                -------------
ARKANSAS -- 2.22%
  Drew County, Public Facilities Board, Single Family Mortgage, RB, Series A-2,
    FNMA
    7.900%, 08/01/11                                                                  238,435         258,701
  Fayeteville, Public Facilities Board, Single Family Mortgage, RB
    7.250%, 04/01/11                                                                  800,000         868,000
  Jefferson County, Health Care Facility, 1978 Conventional Series, RB, ETM, FSA
    7.400%, 12/01/10                                                                  120,000         141,450
  Lonoke County, Residential Housing, RB, Series B
    7.375%, 04/01/11                                                                  176,401         190,513
  Mississippi County, Public Facilities Board, RB, Series 1
    7.200%, 07/15/10                                                                  645,000         716,756
  North Little Rock, Residential Housing Facilities, Capital Appreciation, RB
    (A)
    0.000%, 12/01/10                                                                5,715,000       2,557,463
  Rogers County, Sales & Use Tax Redevelopment, RB
    5.350%, 11/01/11                                                                2,335,000       2,483,856
  Saline County, Residential Housing Facilities, Single Family Mortgage, RB
    7.875%, 03/01/11                                                                  555,000         596,625
  State Development Finance Authority, Multi-Family Housing, RB, Series A, MBIA
    5.450%, 07/01/24                                                                4,675,000       4,674,907

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------
  Stuttgart, Public Facilities Board, Single Family Mortgage, RB, Series B
    7.750%, 09/01/11                                                              $   244,263   $     262,278
                                                                                                -------------
                                                                                                   12,750,549
                                                                                                -------------
CALIFORNIA -- 6.03%
  Atwater, Redevelopment Agency, Downtown Redevelopment Project, Tax Allocation
    Bond, Series A, ACA
    5.500%, 06/01/99                                                                   50,000          50,637
  Atwater, Redevelopment Agency, Downtown Redevelopment Project, Tax Allocation
    Bond, Series A, ACA
    5.500%, 06/01/00                                                                  100,000         102,500
  Atwater, Redevelopment Agency, Downtown Redevelopment Project, Tax Allocation
    Bond, Series A, ACA
    5.500%, 06/01/01                                                                   60,000          62,250
    5.500%, 06/01/02                                                                   55,000          57,613
    5.500%, 06/01/03                                                                   65,000          68,656
    5.500%, 06/01/04                                                                   65,000          68,981
    5.500%, 06/01/05                                                                   70,000          74,638
    4.900%, 06/01/06                                                                   75,000          77,438
    5.000%, 06/01/07                                                                   80,000          83,200
    5.050%, 06/01/08                                                                   75,000          77,813
    5.100%, 06/01/09                                                                   85,000          88,081
    5.150%, 06/01/10                                                                   90,000          93,038
    5.200%, 06/01/11                                                                  100,000         103,000
    5.300%, 06/01/12                                                                  105,000         109,069
    5.300%, 06/01/13                                                                  105,000         108,019
    5.300%, 06/01/14                                                                  110,000         112,200
    5.400%, 06/01/15                                                                  115,000         117,875
    5.400%, 06/01/16                                                                  125,000         127,500
    5.400%, 06/01/17                                                                  130,000         132,113
    5.400%, 06/01/18                                                                  135,000         136,688
    5.500%, 06/01/19                                                                  145,000         148,988
    5.500%, 06/01/20                                                                  155,000         159,263
    5.500%, 06/01/21                                                                  165,000         169,538
    5.500%, 06/01/22                                                                  175,000         179,813
  Bellevue, Unified School District, COP, MBIA (A)
    0.000%, 09/01/19                                                                  295,000         254,438
  Contra Costa County, Multi-Family Housing, Bollinger Crest Apartments, RB,
    Series C, FNMA
    4.850%, 05/01/11                                                                  500,000         497,500

-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------
  Delta County, California Home Mortgage Finance, Pacific Mortgage Backed
    Securities, RB, Series A, AMT, MBIA/GNMA
    6.700%, 06/01/24                                                              $   935,000   $   1,037,850
  Emeryville, Redevelopment Agency, Residential Mortgage, RB, ETM
    7.500%, 09/01/11                                                                  205,000         244,719
  Fairfield, COP, Pre-Refunded @ 100 (D)
    10.750%, 08/01/00                                                                 100,000         112,125
  Fresno, Multi-Family Housing Authority, Central Valley Coalition Projects, RB,
    Series A, FNMA
    5.150%, 08/01/07                                                                  310,000         320,075
  Fresno, Multi-Family Housing Authority, Central Valley Coalition Projects, RB,
    Series B, FNMA
    5.150%, 08/01/07                                                                  160,000         165,200
  Fresno, Multi-Family Housing Authority, Woodlands Apartments Projects, RB,
    Series A, GNMA
    6.650%, 05/20/08                                                                  465,000         516,150
  Home Finance Authority, Mortgage Backed Securities Program, RB, Series B,
    GNMA/FNMA
    6.900%, 10/01/24                                                                  180,000         189,900
  Los Angeles, Community Redevelopment Agency, Angelus Plaza Project, RB, Series
    A, FNMA
    7.400%, 06/15/10                                                                3,625,000       4,114,375
  Los Angeles, Community Redevelopment Authority, Monterey Hills Project, RB,
    Series B
    8.650%, 12/01/22                                                                  310,000         359,213
  Los Angeles, Multi-Family Housing, Earthquake Rehabilitation, RB, Series A,
    AMT, FNMA
    5.700%, 12/01/27                                                                1,870,000       1,968,175
  Los Angeles, Multi-Family Housing, Earthquake Rehabilitation, RB, Series B,
    FNMA
    5.850%, 12/01/27                                                                4,350,000       4,719,750
  Los Angeles, Multi-Family Housing, Earthquake Rehabilitation, RB, Series C,
    FNMA
    4.850%, 07/01/02                                                                3,305,000       3,366,969

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1998
 Municipal Bond Fund, continued

-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------
  Los Angeles, Regional Aiports Lease, RB
    10.000%, 01/01/01                                                             $   245,000   $     276,850
  Napa, Housing Facility, Napa Park Apartments A-10, RB, GNMA
    7.500%, 06/20/00                                                                  218,061         218,060
  Pleasant Hill, Multi-Family Housing, Ellinswood Apartments Project, RB, Series
    A, Mandatory Put @ 100 FNMA, (B)
    5.300%, 12/01/05                                                                2,960,000       3,130,200
  Sacramento, Municipal Utility District, RB, Series M, ETM
    8.750%, 04/01/03                                                                  110,000         122,237
  San Jose, Multi-Family Housing, Almaden Lake Village Apartments, Series B,
    AMT, Mandatory Put @ 100 (B)
    5.150%, 03/01/01                                                                2,000,000       2,010,000
  Santa Clara County, RB
    5.080%, 06/20/00                                                                  263,901         263,900
  Santa Clara County, Housing Authority, Orchard Glen Apartments, RB
    4.500%, 11/01/07                                                                1,700,000       1,693,624
  Statewide Community Housing Development, Cudahy Gardens Project, RB, Series I,
    LOC
    5.100%, 10/01/12                                                                1,230,000       1,231,537
  Statewide Community Housing Development, Cudahy Gardens Project, RB, Series I,
    Mandatory Put @ 100, AMT LOC (B)
    5.600%, 04/01/26                                                                1,155,000       1,163,662
  Statewide Community Housing Development, Riverside Gardens Project, RB, Series
    J, LOC
    5.100%, 10/01/12                                                                1,085,000       1,086,355
  Vista, Multi-Family Housing, Pepperwood Apartments Project, RB, Series A,
    Mandatory Put @ 100, FNMA (B)
    5.700%, 06/01/05                                                                2,985,000       3,171,562
                                                                                                -------------
                                                                                                   34,743,337
                                                                                                -------------
COLORADO -- 2.33%
  Arvada, Industrial Development Authority, Wanco Incorporated Project, RB, LOC
    5.600%, 12/01/12                                                                  305,000         312,625

-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------
  Arvada, Industrial Development Authority, Wanco Incorporated Project, RB, LOC
    5.800%, 12/01/17                                                              $   445,000   $     455,569
  Boulder County, Community Hospital Project, RB, ETM
    7.000%, 07/01/09                                                                   80,000          89,900
  Castle Rock Ranch, Public Improvements Authority, RB
    5.900%, 12/01/03                                                                  935,000       1,010,969
  Commerce City, Single Family Mortgage, RB, Series A
    6.875%, 03/01/12                                                                  340,000         358,700
  Denver, Buerger Brothers Project, RB, Series A, FHA
    5.100%, 11/01/07                                                                  250,000         256,563
  Denver, Multi-Family Mortgage, Garden Court Community, RB, FHA
    4.700%, 07/01/08                                                                  485,000         487,425
  Housing Finance Authority, Multi-Family Mortgage, RB, Series C-3, FHA
    5.700%, 10/01/21                                                                1,805,000       1,843,086
  Housing Finance Authority, Single Family Program, RB
    5.750%, 11/01/04                                                                  155,000         161,006
  Housing Finance Authority, Single Family Program, RB, Series A
    4.750%, 11/01/05                                                                  235,000         237,938
  Housing Finance Authority, Single Family Program, RB, Series A-3
    6.500%, 05/01/16                                                                  935,000       1,028,500
  Housing Finance Authority, Single Family Program, RB, Series B-2, AMT
    6.400%, 11/01/24                                                                  935,000       1,020,319
  Housing Finance Authority, Single Family Program, RB, Series B-3,
    6.550%, 05/01/25                                                                1,400,000       1,545,250
  Housing Finance Authority, Single Family Program, RB, Series C
    5.000%, 05/01/05                                                                  235,000         240,581
  Housing Finance Authority, Single Family Program, RB, Series D-1, AMT
    5.200%, 12/01/05                                                                  895,000         916,255
  Student Obligation Board Authority, RB, Series C
    7.150%, 09/01/06                                                                  880,000         951,500
  Vail, Single Family Mortgage, RB, Series A
    8.125%, 06/01/10                                                                  270,000         287,550

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------
  Westminster, Multi-Family Housing, Semper Village Apartments, Mandatory Put @
    100, RB (B)
    5.950%, 09/01/06                                                              $ 2,080,000   $   2,207,400
                                                                                                -------------
                                                                                                   13,411,136
                                                                                                -------------
CONNECTICUT -- 0.70%
  Waterbury, Housing Mortgage Authority, RB, Series A, AMBAC/FHA
    4.850%, 07/01/09                                                                1,965,000       1,972,369
  Waterbury, Housing Mortgage Authority, RB, Series C, AMBAC/FHA
    4.850%, 07/01/09                                                                2,040,000       2,047,650
                                                                                                -------------
                                                                                                    4,020,019
                                                                                                -------------
DELAWARE -- 0.35%
  State Economic Development Authority RB, Penninsula United, Series A
    6.000%, 05/01/09                                                                   35,000          37,144
  State Economic Development Authority, Wilmington Friends School Project
    6.300%, 07/01/00                                                                   50,000          50,875
    6.300%, 07/01/01                                                                   55,000          56,513
    6.300%, 07/01/02                                                                   60,000          62,250
    6.300%, 07/01/03                                                                   60,000          62,775
    6.300%, 07/01/04                                                                   65,000          68,250
    6.300%, 07/01/05                                                                   70,000          74,025
    6.300%, 07/01/06                                                                   75,000          78,844
    6.300%, 07/01/07                                                                   80,000          84,100
    6.300%, 07/01/08                                                                   85,000          89,356
    6.300%, 07/01/09                                                                   90,000          94,613
    6.300%, 07/01/10                                                                   95,000          99,869
    6.300%, 07/01/11                                                                  100,000         104,875
    6.300%, 07/01/12                                                                  110,000         115,363
    6.300%, 07/01/13                                                                  115,000         120,605
  State Housing Authority, Multi-Family Mortgage, RB, HUD
    6.600%, 07/01/01                                                                   60,000          62,774
  State Housing Authority, Residential Mortgage, RB, Series A, FHA
    8.750%, 06/01/17                                                                  775,000         775,000
                                                                                                -------------
                                                                                                    2,037,231
                                                                                                -------------
DISTRICT OF COLUMBIA -- 0.57%
  District Housing Finance Agency, Single Family Mortgage, RB, Series A, AMT,
    FNMA/GNMA
    6.250%, 12/01/28                                                                2,185,000       2,318,831

-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------
  District Of Columbia, Housing Finance Agency, Mayfair Mansions Apartments, RB,
    FHA
    5.000%, 02/01/08                                                              $   970,000   $     970,000
                                                                                                -------------
                                                                                                    3,288,831
                                                                                                -------------
FLORIDA -- 3.31%
  Dade County, Government Leasing Corporation, COP, Series B
    8.500%, 04/01/07                                                                   45,000          47,869
  Dade County, Government Leasing Corporation, COP, Series C
    9.000%, 04/01/20                                                                  300,000         320,625
  Dade County, Housing Finance Authoriity, Multi-Family Mortgage, Midway Point
    Phase I, RB, Series A, Mandatory Put @ 100, AMT, FNMA (B)
    5.900%, 06/01/06                                                                  980,000       1,041,250
  Duval County, Housing Finance Authority, GNMA Mortgage Backed Securities
    Program, RB, Series C, FGIC/GNMA
    7.650%, 09/01/10                                                                  110,000         117,013
  Health Facilities Authority, Saint Vincent Medical Center Incorporated, RB,
    ETM
    9.125%, 01/01/03                                                                  480,000         538,800
  Housing Finance Agency, Multi-Family Revenue, RB, Series I, Mandatory Put @
    100, LOC (B)
    4.850%, 12/01/99                                                                1,960,000       1,960,000
  Housing Finance Agency, Multi-Family Revenue, RB, Series J, Mandatory Put @
    100, LOC (B)
    4.850%, 12/01/99                                                                2,215,000       2,217,038
  Housing Finance Agency, Multi-Family Revenue, RB, Series K, Mandatory Put @
    100, LOC (B)
    4.850%, 12/01/99                                                                1,800,000       1,801,134
  Jacksonville, Health Facility Authority, Saint Catherine Laboure Manor
    Incorporated, RB, ETM
    9.125%, 01/01/03                                                                  270,000         303,075
  Miami, Fernando Apartments
    9.750%, 10/01/11                                                                  729,159         799,341

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1998
 Municipal Bond Fund, continued

-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------
  Miami-Dade County, Housing Finance Authority, RB, AMT, FNMA/GNMA
    5.900%, 06/01/25                                                              $ 2,315,000   $   2,419,175
  Miami Beach, Housing Authority, Section 8, RB, HUD
    6.625%, 01/15/09                                                                1,120,000       1,227,800
  Miramar Water Improvement Assesment, GTD
    5.125%, 10/01/20                                                                4,070,000       4,146,312
  Palm Beach County, Airport Systems, RB, MBIA
    7.500%, 10/01/00                                                                  320,000         342,400
  Pinellas County, Housing Finance Authority, Single Family Mortgage Program,
    RB, Series A, AMT, GNMA
    6.850%, 03/01/29                                                                1,400,000       1,526,000
  St. John's County, Industrial Development Authority, RB, Series A, MBIA
    5.500%, 03/01/17                                                                  235,000         247,043
                                                                                                -------------
                                                                                                   19,054,875
                                                                                                -------------
GEORGIA -- 1.41%
  Augusta, Housing Rehabilitation, Multi-Family Housing, Bon Air, RB, Series C,
    HUD
    7.000%, 09/01/05                                                                  935,000       1,016,813
  Clayton County, Multi-Family Housing Authority, Pointe South Apartments
    Projects, RB, FNMA
    5.750%, 01/01/13                                                                  100,000         106,000
  Fulton County, Housing Authority, Single Family Mortgage, RB, AMT, GNMA
    6.200%, 03/01/13                                                                  320,000         337,600
  Houston County, Development Housing Authority, Emerald Coast Housing, RB,
    Series A
    7.000%, 08/01/28                                                                2,500,000       2,468,750
  Marietta, Housing Authority, Multi-Family Housing, Ridge Point Apartments
    Project, RB, Series A, Mandatory Put @ 100 FNMA, (B)
    5.700%, 06/01/05                                                                2,360,000       2,516,350
  Marietta, Housing Authority, Multi-Family Mortgage, RB, Series A, Mandatory
    Put @ 100 FNMA (B)
    6.000%, 06/01/01                                                                  935,000         945,033

-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------
  St. Marys, Housing Authority, Multi-Family Mortgage, Cumberland Oaks
    Apartments, RB, Series A, FHA
    7.250%, 09/01/05                                                              $   500,000   $     530,625
  St. Marys, Housing Authority, Multi-Family Mortgage, Pines Apartments, RB,
    Series C, FHA
    7.250%, 10/01/05                                                                  210,000         221,024
                                                                                                -------------
                                                                                                    8,142,195
                                                                                                -------------
HAWAII -- 0.06%
  Honolulu, Housing Authority, Multi-Family Mortgage, Waipahu Towers Project,
    RB, Series A, GNMA
    6.900%, 06/20/05                                                                  300,000         324,000
                                                                                                -------------
                                                                                                      324,000
                                                                                                -------------
IDAHO -- 1.01%
  Bingham County, Industrial Development Company, Supreme Potatoes Incorporated
    Project, LOC
    4.600%, 11/01/00                                                                   45,000          45,675
    4.750%, 11/01/01                                                                  185,000         189,163
    4.850%, 11/01/02                                                                   65,000          66,950
    4.950%, 11/01/03                                                                  300,000         312,000
    5.050%, 11/01/04                                                                  320,000         336,000
    5.150%, 11/01/05                                                                  335,000         349,656
    5.200%, 11/01/06                                                                  360,000         374,400
    5.300%, 11/01/07                                                                  385,000         401,363
    5.400%, 11/01/08                                                                  405,000         423,225
    5.500%, 11/01/09                                                                  435,000         455,663
    5.600%, 11/01/10                                                                   80,000          84,000
    5.700%, 11/01/11                                                                   85,000          89,463
    5.800%, 11/01/12                                                                   90,000          94,950
  Housing & Finance Association, Single Family Mortgage, RB, Series B, AMT
    5.650%, 07/01/09                                                                  445,000         473,925
  Housing & Finance Association, Single Family Mortgage, RB, Series C-2, FHA
    5.250%, 07/01/11                                                                  325,000         329,469
  Housing & Finance Association, Single Family Mortgage, RB, Series F-2, FHA
    5.100%, 07/01/12                                                                  665,000         669,156
  Housing Agency, Single Family Mortgage, RB, Series C-1, FHA
    7.650%, 07/01/10                                                                  245,000         254,493

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------
  Housing Agency, Single Family Mortgage, RB, Series F, FHA
    5.800%, 07/01/07                                                              $   790,000   $     842,337
                                                                                                -------------
                                                                                                    5,791,888
                                                                                                -------------
ILLINOIS -- 5.91%
  Alton, Hospital Facility, Alton Memorial Hospital Project, RB, ETM
    7.000%, 07/01/05                                                                  500,000         554,375
  Bethany, Home & Hospital Facility, Methodist Church, Pre-refunded @ 100 (D)
    7.750%, 04/01/00                                                                  250,000         261,250
  Bolingbrook, Capital Appreciation, RB, Series 1 (A)
    0.000%, 01/01/11                                                                4,105,000       1,749,756
  Buffalo Grove, Economic Development Authority, RB
    5.450%, 08/15/02                                                                  975,000         992,063
  Chicago, Multi-Family Mortgage, Bryne Mawr/ Belle Project, RB, GNMA
    4.950%, 06/01/05                                                                  140,000         143,150
    5.250%, 06/01/08                                                                  165,000         170,156
    5.350%, 06/01/09                                                                  165,000         170,569
    5.450%, 06/01/10                                                                  175,000         181,563
    5.500%, 06/01/11                                                                  180,000         187,200
    5.550%, 06/01/12                                                                  185,000         192,400
  Des Plaines, Hospital Facility, Holy Family Hospital, RB, ETM
    7.000%, 01/01/07                                                                  170,000         188,700
    7.000%, 01/01/07                                                                  180,000         199,800
    7.000%, 01/01/07                                                                  205,000         227,550
  Development Finance Authority, Catholic Health, RB, Series A, Connie Lee
    Insured
    5.150%, 02/15/06                                                                  945,000       1,005,244
  Development Finance Authority, Debt Restructure East Saint Louis, GO
    6.050%, 11/15/99                                                                  325,000         333,148
    6.875%, 11/15/05                                                                  875,000         980,000
  Development Finance Authority, Fund For Child Project, RB, Series A
    7.400%, 09/01/04                                                                1,945,000       2,146,794
  Development Finance Authority, Section 8, RB, Series A, FHA/MBIA
    5.200%, 07/01/08                                                                  170,000         174,463

-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------
  Fairfield, Economic Development Authority, Wayne County Center Project, RB
    6.000%, 12/15/05                                                              $   510,000   $     535,500
  Grayslake, Multi-Family Housing, Country Square Apartments Project, RB, Series
    A, FHA
    6.000%, 06/01/05                                                                1,045,000       1,111,619
  Greater Peoria, Airport Authority, GO, AMBAC
    6.500%, 12/01/05                                                                   95,000         106,281
    6.600%, 12/01/06                                                                  540,000         605,475
    6.700%, 12/01/07                                                                  235,000         264,669
  Health Facilities Authority, Michael Reese Hospital & Medical Center, RB, ETM
    6.750%, 12/01/08                                                                  365,000         411,081
  Health Facilities Authority, Midwest Group Ltd, RB, ACA
    5.375%, 11/15/08                                                                  335,000         356,775
  Health Facilities Authority, Northwestern Memorial Hospital Project, RB, ETM
    6.375%, 05/01/03                                                                  180,000         190,125
  Health Facility Authority, Lutheran Social Services, RB
    6.125%, 08/15/10                                                                  795,000         817,856
  Health Facility Authority, Sydney R. Forkosh Memorial Hospital, RB,
    Pre-Refunded @ 100 (D)
    7.000%, 07/01/02                                                                  410,000         438,700
  Health Facility Authority, Northwestern Medical Facility Foundation, RB, MBIA
    5.125%, 11/15/28                                                                1,735,000       1,726,325
  Palatine, Tax Increment Revenue, Dundee Road Redevelopment Project, Tax
    Allocation, AMBAC
    5.000%, 01/01/15                                                               11,220,000      11,149,875
  Quincy, Single Family Mortgage, RB
    6.875%, 03/01/10                                                                  410,000         439,725
  Rockford, Faust Landmark Apartments, RB, Series A, MBIA
    5.625%, 01/01/07                                                                  480,000         505,800
  Rockford-Concord Commons, Housing Facility, Concord Commons Project, RB,
    Series A, FHA
    6.150%, 11/01/22                                                                1,725,000       1,837,125
    5.550%, 11/01/06                                                                  500,000         533,750

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1998
 Municipal Bond Fund, continued

-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------
  Southwestern Development Authority, Wood River Township Hospital Project, RB,
    ETM
    6.875%, 08/01/03                                                              $   185,000   $     202,574
  Upper River Valley Development Authority, Waste Recovery Illinois Project, RB
    5.900%, 02/01/14                                                                2,930,000       2,940,987
                                                                                                -------------
                                                                                                   34,032,423
                                                                                                -------------
INDIANA -- 2.36%
  Bond Book Special Program Waste Water Treatment, RB, Series 1997C
    5.200%, 08/01/07                                                                   95,000         102,006
    5.300%, 08/01/08                                                                  270,000         292,950
    5.400%, 08/01/09                                                                  240,000         262,500
  Gary, Mortgage Redevelopment, Willow On Clark Apartments, RB, Series A
    4.750%, 08/20/08                                                                  270,000         268,650
    5.150%, 08/20/13                                                                  350,000         347,813
    5.400%, 08/20/38                                                                  690,000         684,825
  Health Facilities Finance Authority, Kings Daughters Hospital, RB, Asset
    Guaranty
    5.000%, 08/15/05                                                                  245,000         256,025
    5.100%, 02/15/06                                                                  360,000         377,550
    5.100%, 08/15/06                                                                  370,000         388,963
    5.250%, 02/15/08                                                                  375,000         394,219
    5.350%, 08/15/09                                                                  410,000         433,575
  Health Facility Authority, Floyd Memorial Hospital, RB
    4.850%, 02/15/06                                                                  625,000         638,281
  Indianapolis, Industrial Economic Development Authority, Knob in the Woods
    Project, RB, AMT, Mandatory Put @ 100 FNMA (B)
    6.375%, 12/01/04                                                                3,200,000       3,500,000
  Indianapolis, Economic Development Authority, RB, GNMA
    5.350%, 04/20/17                                                                1,590,000       1,603,913
  Lawrence, Multi-Family Housing, Pinnacle Apartments Project, RB, Mandatory Put
    @ 100, FNMA (B)
    5.150%, 01/01/08                                                                2,005,000       2,037,581

-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------
  Monroe County, Hospital Authority, Bloomington Hospital Inc. Project, RB, MBIA
    4.750%, 05/01/06                                                              $   935,000   $     968,894
  State Health Facility, Floyd Memorial Hospital, RB
    4.800%, 02/15/07                                                                  325,000         330,688
    4.850%, 02/15/08                                                                  315,000         320,906
    4.950%, 02/15/09                                                                  305,000         308,812
  Vigo County, Hospital Authority, RB, ETM
    6.875%, 04/01/04                                                                   90,000          98,324
                                                                                                -------------
                                                                                                   13,616,475
                                                                                                -------------
IOWA -- 0.60%
  Des Moines, Fairview Community-Iowa Lutheran Hospital, RB, ETM, MBIA
    9.500%, 11/15/02                                                                1,635,000       1,845,506
  Financial Authority, Small Business, Terrace Center Association LP Project, RB
    7.500%, 03/01/22                                                                1,450,000       1,598,625
                                                                                                -------------
                                                                                                    3,444,131
                                                                                                -------------
KANSAS -- 0.68%
  Labette & Cowley County, Single Family Mortgage, RB, Series A-2, GNMA
    7.650%, 12/01/11                                                                  420,000         454,125
  Labette & Cowley County, Single Family Mortgage, RB, Series A
    9.500%, 04/01/13                                                                   15,000          16,050
  Manhattan, Central Business District Redevelopment, Tax Allocation, Series A,
    Asset Guaranty
    5.200%, 12/01/03                                                                  465,000         480,694
  Reno County, Single Family Mortgage, RB, Series B
    8.700%, 09/01/11                                                                  245,000         262,456
  Saline County, Residential Housing Facilities, RB, Series A
    9.500%, 10/01/11                                                                  140,000         148,925
  Sedgwick & Shawnee Counties, Mortgage Backed Securities Program, RB, Series
    A-1, GNMA
    4.700%, 12/01/08                                                                1,000,000       1,001,250
  State Development Finance Authority, Multi-Family Housing, Four Seasons
    Apartment Project, RB, LOC
    5.300%, 10/01/07                                                                  340,000         351,900

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------
  State Development Finance Authority, Multi-Family Housing, Four Seasons
    Apartment Project, RB, AMT, Mandatory Put @ 100, LOC (B)
    5.600%, 10/01/07                                                              $   970,000   $   1,002,738
  Wichita, Single Family Mortgage, RB, Series A
    7.100%, 09/01/09                                                                  200,000         214,750
                                                                                                -------------
                                                                                                    3,932,888
                                                                                                -------------
KENTUCKY -- 1.13%
  Ashland, Environmental Import, Allied Chemical Corporation Project, RB, ETM
    5.800%, 03/01/03                                                                1,175,000       1,229,344
  Greater Housing Assistance Corporation, Section 8 Assisted Project, RB, Series
    A, MBIA
    7.625%, 01/01/25                                                                  395,000         409,319
  Greater Kentuky, Housing Assistance Corporation, Section 8, RB, Series C,
    FHA/MBIA
    5.350%, 07/01/07                                                                  505,000         515,100
  Jefferson County, Multi-Family Housing, Kentucky Towers Project, RB, Series A,
    GNMA
    5.650%, 08/20/34                                                                2,985,000       3,082,013
  Lakeland, Wesley Village Housing Incorporated, Section 8 Assisted Project, RB,
    FHA
    7.125%, 11/01/02                                                                  255,000         270,938
  Owensboro, Electric Light & Power, RB, ETM
    10.500%, 01/01/04                                                                 385,000         456,225
  State Turnpike Authority, RB, ETM
    6.125%, 07/01/07                                                                  302,000         327,670
    6.625%, 07/01/08                                                                  220,000         243,374
                                                                                                -------------
                                                                                                    6,533,983
                                                                                                -------------
LOUISIANA -- 2.37%
  Housing Finance Agency, Malta Square Project, RB, AMT, GNMA
    6.450%, 09/01/27                                                                  590,000         637,200
    6.500%, 09/01/38                                                                1,510,000       1,628,913
  Housing Finance Agency, Single Family Housing, RB, GNMA
    8.050%, 11/01/14                                                                  290,000         297,700

-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------
  Housing Finance Agency, Single Family Housing, RB, Series A-1, GNMA
    4.625%, 06/01/09                                                              $   675,000   $     679,219
  Iberia, Single Family Mortgage, RB
    7.375%, 01/01/11                                                                  745,000         813,913
  Jefferson Parish, Hospital Services District, RB, ETM
    7.125%, 01/01/02                                                                  245,000         259,700
  Public Facilities Authority, Multi-Family Housing, Oakleigh Apartments
    Project, RB, AXA
    5.750%, 03/15/03                                                                  275,000         289,094
    5.850%, 03/15/04                                                                  295,000         310,119
    5.950%, 03/15/05                                                                  310,000         325,887
  Public Facilities Authority, Multi Family Housing, Edgewood Apartments, RB,
    Mandatory Put @ 100, FNMA (B)
    5.800%, 06/01/05                                                                4,820,000       5,109,200
  Public Facilities Authority, Public Health & Education, RB, Series A-1, AMBAC
    5.000%, 12/01/15                                                                1,495,000       1,558,537
  Public Facility Authority, Multi-Family Housing, Beau Terre Project, RB,
    Mandatory Put @ 100, FNMA (B)
    5.800%, 06/01/05                                                                  700,000         742,000
  Public Facility Authority, Single Family Mortgage, RB, Series A
    7.375%, 10/01/12                                                                  440,000         456,500
  Public Facility Authority, Single Family Mortgage, RB, Series C, FHA
    8.450%, 12/01/12                                                                  508,839         542,548
                                                                                                -------------
                                                                                                   13,650,530
                                                                                                -------------
MAINE -- 0.02%
  Health & Higher Educational Facilities, Cedar Nursing, RB, Pre-refunded @ 102,
    FHA (D)
    7.900%, 02/01/00                                                                  120,000         128,700
                                                                                                -------------
                                                                                                      128,700
                                                                                                -------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1998
 Municipal Bond Fund, continued

-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------
MARYLAND -- 1.10%
  Annapolis, Economic Development, Saint John's College Facility, RB
    4.700%, 10/01/03                                                              $   180,000   $     182,475
    4.800%, 10/01/04                                                                  100,000         101,875
    5.000%, 10/01/06                                                                  210,000         214,725
    5.000%, 10/01/07                                                                  220,000         224,675
    5.000%, 10/01/08                                                                  235,000         239,406
  Cecil County, Economic Development Authority, Northeast Plaza Association,
    Series A
    6.875%, 01/15/08                                                                1,645,000       1,850,625
  Cecil County, Economic Development Authority, Northeast Plaza Association,
    Series B
    6.875%, 01/15/10                                                                  490,000         550,025
  Frederick County, Economic Redevelopment Authority, Northhampton, RB, Series
    A, FHA
    5.900%, 02/01/05                                                                  285,000         298,538
  State Economic Development Corporation, Crescent Cities Project, RB, Series A,
    GNMA
    5.400%, 12/20/27                                                                1,055,000       1,078,738
  State Economic Development Corporation, Crescent Cities Project, RB, Series A,
    GNMA
    5.450%, 12/20/37                                                                1,545,000       1,579,762
                                                                                                -------------
                                                                                                    6,320,844
                                                                                                -------------
MASSACHUSETTS -- 2.35%
  Boston, Industrial Development Finance Authority, North End Community, RB,
    Series A, FHA
    6.450%, 08/01/37                                                                1,870,000       2,085,050
  Dartmouth, Housing Development Cororation, CrossRoads Apartments, RB, Series
    A, MBIA
    4.850%, 07/01/09                                                                  610,000         611,525
  Educational Loan Authority, RB, Series A, MBIA
    7.250%, 01/01/09                                                                  650,000         684,125
  State Health & Education Authority, Beth Isreal Hospital, RB, ETM
    5.750%, 07/01/06                                                                   85,000          90,100
  State Health & Educational Facilities Authority, RB,
    8.000%, 07/01/00                                                                   40,000          42,950

-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------
  State Housing Finance Agency, RB, Series A, MBIA
    6.125%, 12/01/11                                                              $   215,000   $     229,244
  State Industrial Finance Agency, Draper Place Project, RB, GNMA
    5.400%, 08/20/12                                                                  395,000         401,419
    6.450%, 08/20/39                                                                6,695,000       7,264,075
  State Industrial Finance Agency, Higher Education, Hampshire College Project,
    RB
    5.800%, 10/01/17                                                                2,055,000       2,119,218
                                                                                                -------------
                                                                                                   13,527,706
                                                                                                -------------
MICHIGAN -- 0.77%
  Battle Creek, Economic Development Authority, Kellogg Company Project, RB
    5.125%, 02/01/09                                                                  450,000         451,724
  Dickinson County, Economic Development Authority, Champion International
    Corporation, RB
    6.550%, 03/01/07                                                                  700,000         736,750
  Novi, Water Supply & Sewer Disposal System, RB, MBIA
    5.000%, 07/01/19                                                                1,000,000         996,250
  Petoskey, Hospital Finance Authority, RB, ETM
    6.700%, 03/01/07                                                                  535,000         593,850
  Saginaw, Hospital Finance Authority, Saint Luke Hospital, RB, ETM
    7.500%, 11/01/10                                                                  255,000         306,319
  State Building Authority, RB, Series II, MBIA
    7.400%, 04/01/01                                                                   50,000          51,875
  State Hospital Finance Authority, Saint Joseph Mercy Hospital Project, RB, ETM
    7.000%, 07/01/05                                                                  375,000         416,250
  State Hospital Finance Authority, William Beaumont Hospital Project, RB, ETM
    6.200%, 01/01/03                                                                  115,000         121,038
  State Housing Development Authority, RB, Series D, AMT, AMBAC
    5.150%, 12/01/08                                                                   95,000          97,137
  State Housing Development Authority, RB, Series D, AMT, AMBAC
    5.250%, 12/01/09                                                                   95,000          97,137

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------
  State Housing Development Authority, RB, Series D, AMT, AMBAC
    5.350%, 12/01/10                                                              $    95,000   $      97,137
  State Housing Development Authority, RB, Series D, AMT, AMBAC
    5.050%, 12/01/07                                                                   95,000          97,019
  State Strategic Fund Obligation, The Oxford Institute, RB, Series A, ETM
    7.875%, 08/15/05                                                                  320,000         363,600
                                                                                                -------------
                                                                                                    4,426,086
                                                                                                -------------
MINNESOTA -- 0.29%
  Cambridge, Mortgage Revenue, Health Care Center, RB, Series A, GNMA.
    5.400%, 11/20/05                                                                  535,000         569,775
  Dakota County, Housing & Redevelopment Authority, RB, FNMA/GNMA
    5.550%, 10/01/02                                                                  110,000         113,850
    5.750%, 10/01/04                                                                  130,000         135,850
  Monticello, Pollution Control Authority, Northern States Power Company, RB
    5.375%, 02/01/03                                                                  410,000         412,054
  Rochester, Saint Mary's Hospital, RB, ETM
    5.750%, 10/01/07                                                                  410,000         440,750
                                                                                                -------------
                                                                                                    1,672,279
                                                                                                -------------
MISSISSIPPI -- 1.97%
  Business Finance Corporation, Landau Uniforms Project, RB, LOC
    5.450%, 09/01/01                                                                  265,000         271,625
    5.600%, 09/01/02                                                                  285,000         294,619
    5.800%, 09/01/04                                                                  320,000         336,000
    5.900%, 09/01/05                                                                  335,000         351,331
  Business Finance Corporation, Millsaps College Project, Series B
    5.000%, 11/01/19                                                                1,090,000       1,091,362
  Corinth & Alcorn County, Magnolia Regional Health Center, RB, Series A
    5.000%, 10/01/08                                                                1,585,000       1,606,794
  Corinth & Alcorn County, Magnolia Regional Health Center, RB, Series B
    5.125%, 10/01/10                                                                1,110,000       1,123,875
  Health Facilities Finance Authority, Kings Daughters Hospital, RB, Asset
    Guaranty
    5.500%, 04/01/18                                                                1,600,000       1,658,000

-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------
  Home Corporation, Single Family Mortgage, Access Program, RB, Series A, GNMA
    5.000%, 06/01/04                                                              $   380,000   $     394,250
  Home Corporation, Single Family Mortgage, RB, Series A, AMT, GNMA
    5.125%, 12/01/17                                                                  930,000         947,438
  Home Corporation, Single Family Mortgage, RB, Series I, AMT, GNMA
    7.375%, 06/01/28                                                                2,800,600       3,255,697
                                                                                                -------------
                                                                                                   11,330,991
                                                                                                -------------
MISSOURI -- 5.12%
  Boone County, Industrial Development Authority, Otscon Incorporated Project,
    RB, LOC
    5.125%, 05/01/18                                                                2,335,000       2,276,625
  Joplin, Industrial Development, Tri State Osteopathic Hospital
    8.250%, 12/15/14                                                                7,820,000       9,032,100
  Kansas City, Industrial Development Authority, Coves Norht Duplexs Project,
    RB, Mandatory Put @ 100, FNMA (B)
    5.600%, 09/01/05                                                                4,190,000       4,320,938
  Kansas City, Industrial Development Authority, Royal Woods Apartment Project,
    RB, Mandatory Put @ 100, FNMA (B)
    5.600%, 01/01/10                                                                7,125,000       7,472,344
  Pacific & Franklin Counties, Industrial Development Authority, Clayton
    Corporation Project, RB, LOC
    5.450%, 05/01/02                                                                  810,000         832,275
    5.950%, 05/01/07                                                                  900,000         952,875
    6.200%, 05/01/12                                                                  900,000         952,875
    6.450%, 05/01/17                                                                  900,000         951,750
  St. Louis County, Regional Covention & Sports Center RB, Series B
    6.500%, 08/15/01                                                                  725,000         773,031
  St. Louis, Airport Authority, RB, ETM
    12.000%, 07/01/03                                                                  45,000          60,525

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1998
 Municipal Bond Fund, continued

-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------
  St. Louis, Land Clearance Redevelopment Authority, Westminsters Place
    Apartments, RB, Series A, Mandatory Put @ 100, FNMA (B)
    5.950%, 04/01/07                                                              $   560,000   $     604,100
  State Development Finance Board, Greater St. Louis Project, RB, LOC
    4.900%, 09/01/10                                                                  855,000         863,550
  State Housing Development Community, Single Family Mortgage, RB, AMT, GNMA
    6.625%, 12/01/17                                                                  390,000         413,887
                                                                                                -------------
                                                                                                   29,506,875
                                                                                                -------------
MONTANA -- 0.68%
  Great Falls, Multi-Family Housing, Autumn Run Apartments Project, RB, AMT,
    Mandatory Put @ 100, LOC (B)
    4.900%, 01/02/08                                                                3,485,000       3,485,000
  Missoula County, Community Hospital
    7.125%, 06/01/07                                                                  385,000         433,606
                                                                                                -------------
                                                                                                    3,918,606
                                                                                                -------------
NEBRASKA -- 0.46%
  Investment Finance Authority, Multi-Family Housing, Cheney Apartments, RB,
    Series A, Mandatory Put @ 100, FNMA (B)
    5.500%, 12/01/05                                                                1,870,000       1,972,850
  Investment Finance Authority, Multi-Family Housing, Tara Hills Villa, RB, FNMA
    4.875%, 01/01/08                                                                  690,000         702,938
                                                                                                -------------
                                                                                                    2,675,788
                                                                                                -------------
NEVADA -- 0.49%
  Saratoga Palms, Multi Unit Housing, RB, FNMA
    5.900%, 04/01/06                                                                  625,000         658,594
  State Housing Division, Austin Crest Project, RB, FNMA,
    5.500%, 10/01/09                                                                  450,000         460,688
  State Housing Division, Single Family Mortgage, RB, Series B, FHA
    6.450%, 10/01/07                                                                  710,000         757,925
  State Housing Division, Single Family Mortgage, RB, Series C-1, FHA
    5.450%, 04/01/10                                                                  465,000         478,369

-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------
  State Housing Division, Single Family Mortgage, RB, Series E, FHA
    6.000%, 10/01/09                                                              $   465,000   $     489,993
                                                                                                -------------
                                                                                                    2,845,569
                                                                                                -------------
NEW HAMPSHIRE -- 0.70%
  Higher Education & Health Authority, River College
    4.650%, 01/01/04                                                                  155,000         156,356
    4.750%, 01/01/05                                                                  160,000         161,600
    4.850%, 01/01/07                                                                  130,000         131,300
    4.900%, 01/01/08                                                                  185,000         186,850
  Higher Education & Health Facility, Crotched Mountain Rehabilitation Center,
    RB, Pre-Refunded @ 102 (D)
    7.500%, 01/01/00                                                                  105,000         111,825
  Higher Education & Health Facility, Kendal at Hanover Issue, RB, LOC
    5.200%, 10/01/06                                                                  775,000         790,500
    5.300%, 10/01/07                                                                  585,000         595,969
  Higher Educational & Health Authority, Franklin Pierce College, RB
    4.900%, 10/01/08                                                                  620,000         626,200
  Higher Educational & Health Authority, Franklin Pierce College, RB, ACA
    5.000%, 10/01/09                                                                  465,000         471,394
    5.100%, 10/01/10                                                                  790,000         800,862
                                                                                                -------------
                                                                                                    4,032,856
                                                                                                -------------
NEW JERSEY -- 1.50%
  Church Street Corporation, Keansburg Elderly Housing, Series 1994, Section 8
    Assistance, HUD
    5.000%, 03/01/01                                                                  160,000         162,000
  Deptford Township, GO
    5.600%, 10/15/06                                                                  180,000         198,450
    5.850%, 10/15/07                                                                  185,000         208,588
  Economic Development Authority, Cadbury Corporation Project, RB Series A, ACA
    4.750%, 07/01/03                                                                  290,000         299,063
    4.850%, 07/01/04                                                                  325,000         336,781
    4.600%, 07/01/02                                                                  200,000         204,750
  Economic Development Authority, RB, Series H-2, LOC
    5.000%, 10/01/05                                                                  570,000         592,088

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------
  Gloucester County, Import Authority, Electric Mobility Project, RB, County
    Guaranteed
    5.000%, 11/01/10                                                              $   265,000   $     269,306
    4.250%, 11/01/01                                                                  290,000         291,450
    4.500%, 11/01/03                                                                  195,000         196,950
    4.600%, 11/01/04                                                                  105,000         106,706
    4.700%, 11/01/05                                                                  105,000         106,969
    4.750%, 11/01/06                                                                  110,000         112,613
    4.800%, 11/01/07                                                                  115,000         117,588
    5.000%, 11/01/08                                                                  125,000         128,280
  Sayreville, Housing Development Corporation, Section 8 Assisted Project, RB,
    Series A, FHA
    6.000%, 02/01/23                                                                2,620,000       2,747,724
  State Education Facility Authority, Caldwell College, RB, Series A
    7.250%, 07/01/25                                                                1,115,000       1,204,200
  State Housing & Mortgage Authority, Rogers Gardens Apartment, RB, FHA (A)
    0.000%, 11/01/98                                                                  205,000         205,000
  State Turnpike Authority, RB, ETM
    10.375%, 01/01/03                                                                 990,000       1,143,450
                                                                                                -------------
                                                                                                    8,631,956
                                                                                                -------------
NEW MEXICO -- 0.98%
  Albuquerque, Class B-2, CMO, FGIC
    0.000%, 05/15/11 (A)                                                            7,785,000       3,279,431
  Bernalillo County, Multi-Family Housing, Sunchase Apartments, Mandatory Put @
    100, Series A (B)
    5.800%, 11/01/06                                                                1,400,000       1,508,500
  Mortgage Finance Authority, Single Family Mortgage Program, RB, FHLMC/
    FNMA/GNMA
    5.500%, 07/01/17                                                                  210,000         214,725
    5.600%, 07/01/28                                                                  465,000         474,881
  Roswell, Airport & Marina Improvement, RB
    8.500%, 11/01/98                                                                   65,000          65,000
  Santa Fe, Single Family Mortgage, RB
    8.450%, 12/01/11                                                                  100,120         107,504
                                                                                                -------------
                                                                                                    5,650,041
                                                                                                -------------

-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------
NEW YORK -- 7.74%
  Amherst, Industrial Development Agency, Multi Service Rink Complex, RB, LOC
    4.750%, 10/01/02                                                              $   195,000   $     198,169
    5.180%, 10/01/06                                                                  335,000         345,050
  Capital District Youth Center Lease, RB, LOC
    6.000%, 02/01/17                                                                  465,000         489,994
  Dutchess County, Solid Waste Systems, RB, Series C, MBIA
    5.000%, 01/01/10                                                                2,710,000       2,815,013
  Nassau County, General Improvement, GO, Series X, AMBAC
    5.000%, 11/01/05                                                                  465,000         491,156
    5.000%, 11/01/06                                                                  465,000         492,900
  New York City, Series B, GO, AMBAC
    7.250%, 08/15/07                                                                3,625,000       4,427,031
  New York City, GO
    7.000%, 08/01/07                                                                3,640,000       4,295,200
  New York City, Housing Authority, Multi-Family Mortgage, Section 8 Assisted,
    RB, Series A, AMBAC
    5.450%, 07/01/08                                                                1,545,000       1,649,288
  New York City, Industrial Development Agency, College of Aeronautics Project
    5.000%, 05/01/06                                                                  425,000         429,781
    5.200%, 05/01/09                                                                  255,000         259,144
  New York City, Industrial Development Agency, RB, Mandatory Put @ 100, Series
    C (B)
    7.625%, 11/01/99                                                                2,650,000       2,659,938
  Oneida County, Industrial Development Agency, Mohawk Valley, RB, Series A, FSA
    5.000%, 01/01/13                                                                  945,000         966,263
    4.550%, 02/01/04                                                                  785,000         812,475
    4.650%, 02/01/05                                                                  670,000         695,125
    4.700%, 02/01/06                                                                  855,000         891,338
    5.200%, 02/01/13                                                                  935,000         967,725
  Oneida County, Industrial Development Agency, Mohawk Valley, RB, Series B, FSA
    5.000%, 01/01/13                                                                1,530,000       1,564,425
  State Dormitoory Authority, Hunts Point Multi Service Center, RB
    5.625%, 07/01/22                                                                2,805,000       2,934,731

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1998
 Municipal Bond Fund, continued

-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------
  State Dormitory Authority, Lutheran Nursing Home, RB, AMBAC/FHA
    5.125%, 02/01/18                                                              $ 1,240,000   $   1,253,950
  State Dormitory Authority, Long Island University, RB, Asset Guaranty
    6.000%, 09/01/08                                                                3,225,000       3,535,406
  State Dormitory Authority, Capital Appreciation, RB, Series C, ETM, FSA (A)
    0.000%, 07/01/04                                                                  105,000          80,325
  State Dormitory Authority, Saint Mary's Hospital Amsterdam, RB, MBIA
    5.250%, 05/01/05                                                                1,250,000       1,337,500
  State Medical Care Finance Facility, Hospital & Nursing Home, RB, Series A,
    FHA
    7.900%, 02/15/08                                                                    5,000           5,119
  State Mortgage Agency, Home Owner Mortgage, RB, AMT, FHA
    7.700%, 10/01/21                                                                1,430,000       1,503,288
  State Power Authority, RB, Series C, ETM
    9.500%, 01/01/01                                                                  260,000         273,650
  State Urban Development Corporation, Correctional Facility, RB, AMBAC
    5.625%, 01/01/07                                                                4,675,000       5,037,312
  Syracuse, Housing Authority, Loretto Rest Homes, RB, Series A, FHA
    5.000%, 08/01/07                                                                2,245,000       2,334,800
  Triborough Bridge & Tunnel Authority, Convention Center Project, RB, Series E
    7.250%, 01/01/10                                                                  445,000         536,224
  UFA Development Corporation, Loretto Utica Project, RB, FHA
    5.150%, 07/01/03                                                                1,255,000       1,297,355
                                                                                                -------------
                                                                                                   44,579,675
                                                                                                -------------
NORTH CAROLINA -- 0.08%
  Martin County, Pollution Control Finance Authority, Weyerhaeuser, RB
    8.500%, 06/15/99                                                                  110,000         113,093
  Vance County, Industrial Facility Authority, Carolina Comforters Project, LOC
    4.700%, 09/01/00                                                                  370,000         374,588
                                                                                                -------------
                                                                                                      487,681
                                                                                                -------------

-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------
OHIO -- 3.60%
  Capital Corporation for Housing Mortgage Revenue, Section 8 Assisted Project,
    RB, Series A, FHA/ MBIA
    4.500%, 01/01/03                                                              $   260,000   $     261,300
  Capital Corporation for Housing Mortgage Revenue, Section 8 Assisted Project,
    RB, Series C, FHA/ MBIA
    5.100%, 07/01/09                                                                1,960,000       1,974,700
  Capital Corporation for Housing Mortgage Revenue, Section 8 Assisted Project,
    RB, Series E, FHA/ MBIA
    5.700%, 01/01/05                                                                  395,000         416,231
  Capital Housing Corporation Mortgage, Georgetown Section 8, RB, Series A, FHA
    6.625%, 07/01/22                                                                1,250,000       1,331,250
  Cuyahoga County, Multi-Family Housing, Water Street Association, RB, GNMA
    6.250%, 12/20/36                                                                1,215,000       1,318,275
  Hancock County, Multi-Family Housing, Crystal Glen Apartments, RB, Series C,
    LOC
    5.050%, 01/01/10                                                                1,135,000       1,139,256
  Jefferson County, GO, Asset Guaranty
    6.625%, 12/01/05                                                                  375,000         410,156
  Lorain County, Health Care Facilities, Kendal at Oberlin, RB, Series B
    4.750%, 02/01/22                                                                1,465,000       1,468,663
  Lorain County, Hospital Finance Authority, Humility Of Mary Health Care, RB,
    Series A, Pre-refunded @ 100 (B)
    5.900%, 06/15/05                                                                5,515,000       5,983,775
  Lorain County, Hospital Finance Authority, Humility Of Mary Health Care, RB,
    Series B, ETM
    7.200%, 12/15/11                                                                  935,000       1,028,500
  Lorain County, Hospital Finance Authority, Humility Of Mary Health Care, RB,
    Series D, ETM
    7.125%, 12/15/06                                                                1,025,000       1,122,375

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------
  Lucas-Palmer Housing Development Corporation, Palmer Gardens, RB, FHA/ MBIA
    5.900%, 07/01/07                                                              $   275,000   $     294,594
  Miami County, Hospital Facility, Upper Valley Medical Center, RB Series A,
    Pre-Refunded @ 102, MBIA (D)
    6.625%, 05/01/99                                                                  100,000         103,752
  Stark County, Health Care Facility, Rose Land Incorporated Project, RB,
    GNMA/FHA
    5.300%, 07/20/18                                                                  510,000         522,113
  Stark County, Health Care Facility, Rose Land Incorporated Project, RB,
    GNMA/FHA
    5.350%, 07/20/23                                                                1,170,000       1,199,250
    5.400%, 07/20/28                                                                1,425,000       1,467,750
  State Mortgage, Home of Ohio, RB, FHA
    5.600%, 08/01/06                                                                  435,000         454,575
  State Pollution Control, General Motors Corporation Project, RB
    6.500%, 03/01/06                                                                  235,000         235,615
                                                                                                -------------
                                                                                                   20,732,130
                                                                                                -------------
OKLAHOMA -- 0.76%
  Cleveland County, Home Loan Authority, Single Family Mortgage, Series 1992
    8.375%, 08/01/12                                                                1,685,000       1,811,375
  Grand River, Dam Authority, RB, ETM
    6.250%, 11/01/08                                                                  100,000         108,375
  Housing Finance Agency, Multi-Family Housing, Northpark & Meadowlane Project,
    RB, FNMA
    5.100%, 12/01/07                                                                  895,000         895,215
  McAlester, Public Works Authority, RB, FSA
    8.250%, 12/01/04                                                                  115,000         142,313
    8.250%, 12/01/05                                                                  700,000         880,250
    8.250%, 12/01/06                                                                  175,000         224,875
  Payne County, Home Finance Authority, Single Family Mortgage, RB, Series A
    8.625%, 03/01/11                                                                  310,000         329,374
                                                                                                -------------
                                                                                                    4,391,777
                                                                                                -------------

-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------
PENNSYLVANIA -- 15.67%
  Aliquippa Beaver County, Asset Guaranty, ETM
    8.250%, 09/15/01                                                              $   725,000   $     778,469
  Allegheny County, Hospital Development Authority, Health Center-UPMC Health
    Systems, RB, MBIA
    5.000%, 11/01/23                                                                1,760,000       1,720,400
  Allegheny County, Industrial Development Authority, HVL Plaza Project, RB, LOC
    6.000%, 10/01/04                                                                  935,000         936,496
  Allegheny County, Residential Finance Authority, Single Family Mortgage, RB,
    GNMA
    6.500%, 11/01/14                                                                  465,000         484,181
  Allegheny County, Residential Finance Authority, Single Family Mortgage, RB,
    Series CC-1, GNMA
    5.200%, 05/01/17                                                                  980,000         983,675
  Allegheny County, Residential Finance Authority, Single Family Mortgage, RB,
    Series CC-2, GNMA
    5.200%, 05/01/17                                                                  355,000         356,331
  Allegheny County, Residential Finance Authority, Single Family Mortgage, RB,
    Series DD-1, AMT, GNMA
    4.850%, 05/01/08                                                                  255,000         256,594
  Allentown, Hospital Authority, Sacred Heart Hospital of Allentown, RB
    6.200%, 11/15/03                                                                  580,000         616,975
  Berks County, Municipal Authority, Health Care Pooled Financing Project, RB
    5.000%, 03/01/28                                                                1,490,000       1,428,538
  Bucks County, Saint Mary's Hosital Authority, RB, ETM
    6.625%, 07/01/04                                                                   65,000          70,688
  Cambria County, GO, FGIC
    5.000%, 08/15/08                                                                  360,000         381,150

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1998
 Municipal Bond Fund, continued

-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------
  Chester County, Health & Education Facility, Immaculata College, RB
    4.200%, 10/15/99                                                              $    95,000   $      95,252
    4.500%, 10/15/00                                                                  245,000         246,531
    4.650%, 10/15/01                                                                  210,000         211,575
    4.750%, 10/15/02                                                                  280,000         282,800
    4.850%, 10/15/03                                                                  265,000         268,644
    4.900%, 10/15/04                                                                  330,000         334,538
    5.000%, 10/15/06                                                                  325,000         327,438
    5.000%, 10/15/07                                                                  390,000         392,438
    5.100%, 10/15/08                                                                  120,000         120,900
    5.125%, 10/15/09                                                                  280,000         281,750
    5.300%, 10/15/11                                                                  350,000         352,188
  Dauphin County, General Authority, WW15 Term, RB, Manditory Tendor @ 100 (B)
    6.850%, 06/01/09                                                                  655,000         704,125
  Delaware County, Housing Authority, Dunwoody Village Project, RB
    5.625%, 04/01/09                                                                  160,000         165,200
  Erie, Higher Education Building Authority, Gannon University Project, RB,
    Series E
    5.200%, 07/15/16                                                                1,000,000         997,500
  Erie, Higher Education Building Authority, Mercyhurst College Project, RB
    5.750%, 03/15/12                                                                  110,000         114,538
    5.850%, 03/15/17                                                                  405,000         421,706
  Erie, Higher Education Building Authority, Mercyhurst College Project, RB,
    Series B
    5.750%, 03/15/13                                                                1,700,000       1,755,250
  Falls Township, Hospital Authority, Delaware Valley Medical Center, RB, FHA
    6.900%, 08/01/11                                                                2,955,000       3,239,419
  Fayette County, Hospital Authority, Uniontown Hospital, RB, Connie Lee Insured
    5.200%, 06/15/04                                                                  260,000         276,575
    5.400%, 06/15/06                                                                1,045,000       1,129,906
    5.450%, 06/15/07                                                                  560,000         608,300
    5.550%, 06/15/08                                                                1,330,000       1,453,025
    5.650%, 06/15/09                                                                1,405,000       1,533,206
  Geisinger, Health Systems Authority, RB, Series B, Pre-Refunded @ 102 (D)
    7.375%, 07/01/02                                                                  150,000         157,128

-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------
  Green County, Industrial Development Authority, Monongahela Power, RB, Series
    B
    5.100%, 02/01/12                                                              $ 1,240,000   $   1,257,050
  Green County, Industrial Development Authority, West Penn Power, RB, Series B
    4.750%, 02/01/07                                                                3,510,000       3,549,488
  Harrisburg, GO, ETM, MBIA
    9.750%, 04/15/99                                                                   35,000          35,559
  Hazelton, Area School District, GO, Series A, FGIC
    4.650%, 03/01/07                                                                  575,000         595,125
    4.750%, 03/01/08                                                                  795,000         823,819
  Hospital & Higher Education Auhority, Health System, RB, Series A, FHA
    5.375%, 01/01/28                                                                3,270,000       3,331,313
  Hospital & Higher Education Authority, Jefferson Health Systems, RB, Series A,
    MBIA
    5.125%, 05/15/18                                                                1,000,000       1,006,250
    5.125%, 05/15/21                                                                2,000,000       1,995,000
  Housing Finance Agency, Rental Housing, RB, FNMA
    6.500%, 07/01/23                                                                4,815,000       5,146,031
    5.150%, 07/01/03                                                                  375,000         390,000
  Housing Finance Agency, Single Family Mortgage, RB, Series 1991-31A
    7.000%, 10/01/05                                                                  215,000         228,706
  Housing Finance Agency, Single Family Mortgage, RB, Series 64, AMT
    0.000%, 04/01/30 (A)                                                            1,955,000       1,129,013
  Jefferson County, Municipal Authority, RB, ETM, MBIA
    7.000%, 12/01/02                                                                   25,000          26,906
  Kenneth Square, GO
    4.500%, 02/01/99                                                                  400,000         401,252
  Kenneth Square, Sewer Authority, RB, FSA
    5.300%, 12/15/27                                                                2,400,000       2,445,000
  Lancaster, Sewer Authority, RB, ETM
    6.000%, 04/01/12                                                                   15,000          16,369
  Lehigh County, General Purpose Authority, Lehigh Valley Hospital Health
    Network,RB, Series C, MBIA
    5.000%, 07/01/28                                                                1,650,000       1,614,938

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------
  Lehigh County, General Purpose Authority, Muhlenberg Continuing Care, RB,
    Pre-Refunded @ 102, LOC (D)
    7.800%, 03/15/00                                                              $ 2,170,000   $   2,281,213
  Lehigh County, General Purpose Authority, Muhlenberg Hospital Center, RB, ETM
    4.800%, 07/15/00                                                                  635,000         646,906
    4.800%, 07/15/00                                                                  405,000         412,594
  Metropolitan Lancaster, Water Project Notes, RB
    4.250%, 02/15/00                                                                2,900,000       2,903,248
  Monroeville, Hospital Authority, East Suburban Health Center Project, RB,
    Pre-Refunded @ 100 (D)
    7.600%, 07/01/04                                                                  645,000         725,625
  Montgomery County, GO, ETM
    9.000%, 08/15/04                                                                  350,000         399,438
  Montgomery County, Higher Education Authority, Waverly Hieghts Project, RB
    5.000%, 01/01/03                                                                  280,000         280,350
  Montgomery County, Industrial Development Authority RB, BMHR Associated
    Project, LOC
    6.750%, 11/15/04                                                                  235,000         244,844
  Montgomery County, Industrial Development Authority, ECRI Project, RB
    6.400%, 06/01/03                                                                  430,000         450,425
  Montgomery County, Industrial Development Authority, Meadowood Corporation
    Project, RB, Series A, Pre-Refunded @ 102 (D)
    10.250%, 12/01/00                                                               2,335,000       2,682,331
  Mount Lebanon, Hospital Authority, RB, ETM
    7.000%, 07/01/06                                                                   50,000          55,875
  Penn Cambria School District, GO, Asset Guaranty
    4.000%, 08/15/99                                                                  255,000         256,785
  Philadelphia, Authority For Industrial Development, Simpson Housing Project
    5.000%, 08/15/09                                                                  300,000         301,500
    5.000%, 08/15/10                                                                  360,000         358,650
    5.100%, 08/15/11                                                                  300,000         298,875

-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------
  Philadelphia, Hospitals & Higher Education, RB, ACA
    6.200%, 05/01/11                                                              $ 1,920,000   $   2,090,400
  Philadelphia, Housing Redevelopment Authority, Multi-Family Housing, RB, HUD
    5.450%, 02/01/23                                                                1,000,000       1,005,000
  Philadelphia, Industrial Development Authority, National Board of Medical
    Examiners Project, RB
    6.750%, 05/01/12                                                                  515,000         560,063
  Philadelphia, Industrial Development Authority, Convention Project, RB, Series
    1989, AMBAC, ETM
    7.000%, 07/01/99                                                                  295,000         298,926
  Philadelphia, Industrial Development Authority, Elmira Jefferies Memorial
    Home, RB, FHA
    4.750%, 02/01/08                                                                  615,000         624,225
  Philadelphia, Industrial Development Authority, Jeanes Physicians' Office, RB,
    Series A
    9.375%, 07/01/10                                                                  830,000         840,707
  Philadelphia, Redevelopment Authority, First Lien Mortgage, Series A
    6.500%, 01/01/29                                                                  700,000         729,750
  Philadelphia, Saint Agnes Medical Center Project, RB, ETM, FHA
    6.750%, 08/15/01                                                                  245,000         254,800
  Pittsburgh, Urban Redevelopment Authority, Center Triangle Tax Increment,
    Series A, LOC
    5.125%, 06/01/00                                                                  665,000         674,144
  Pittsburgh, Urban Redevelopment Authority, RB, Series C, AMT, FNMA, GNMA
    5.950%, 10/01/29                                                                  235,000         246,456
  Pittsburgh, Urban Redevelopment, Oliver Garage Project, RB, FGIC, LOC
    5.200%, 06/01/11                                                                  380,000         391,875
  Potter County, Hospital Redevelopment Authority, Charles Cole Memorial
    Hospital, RB, Asset Guaranty
    5.100%, 08/01/02                                                                  290,000         301,600

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1998
 Municipal Bond Fund, continued

-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------
  Pottsville, Hospital Authority, Pottsville Hospital & Warne Clinic, RB
    7.250%, 07/01/24                                                              $   565,000   $     665,994
    4.700%, 07/01/01                                                                  750,000         757,500
    4.800%, 07/01/02                                                                  780,000         789,750
    5.150%, 07/01/09                                                                  840,000         856,800
    5.500%, 07/01/18                                                                2,180,000       2,180,000
  River Port Authority, RB, ETM
    6.500%, 01/15/11                                                                  100,000         113,125
  Scranton-Lackawanna Counties, Health & Welfare Authority, RB
    6.625%, 04/15/07                                                                  250,000         253,165
  Seneca Valley, School District, GO, Series A, FGIC
    5.250%, 07/01/07                                                                1,660,000       1,792,800
  Somerset County, Hospital Authority, Community Hospital District B, RB, Asset
    Guaranty
    5.200%, 03/01/10                                                                  565,000         588,306
    5.300%, 03/01/11                                                                  135,000         140,569
  Southeastern Pennsylvania, Greene School District, GO, ETM
    9.375%, 07/01/03                                                                   10,000          11,375
  State Finance Authority, Municipal Capital Imports Program, RB
    6.600%, 11/01/09                                                                1,425,000       1,567,500
  State Higher Education Facility, Ursinus College, RB
    5.000%, 01/01/02                                                                  150,000         153,188
    5.100%, 01/01/03                                                                  170,000         174,675
    5.200%, 01/01/04                                                                  180,000         186,525
    5.300%, 01/01/05                                                                  205,000         213,456
    5.400%, 01/01/06                                                                  230,000         240,925
    5.850%, 01/01/17                                                                1,190,000       1,234,625
  State Higher Educational Facility, Alleghney Delaware Valley Obigation, RB,
    Series A, MBIA
    5.600%, 11/15/09                                                                1,250,000       1,267,188
    5.700%, 11/15/11                                                                2,755,000       2,858,313
  State Higher Educational Facility, Gwynedd Mercy College, RB
    5.000%, 11/01/08                                                                1,395,000       1,415,925

-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------
  State Higher Educational Facility, University of The Arts, RB, Asset Guaranty
    4.750%, 03/15/05                                                              $   155,000   $     157,325
    4.850%, 03/15/06                                                                  250,000         254,063
    5.100%, 03/15/09                                                                  290,000         294,712
    5.200%, 03/15/10                                                                  305,000         309,955
    5.250%, 03/15/11                                                                  325,000         329,874
    5.300%, 03/15/12                                                                  325,000         329,062
  State, COP, Series A, AMBAC
    5.400%, 07/01/09                                                                  165,000         172,630
  Tredyffrin Township, GO
    5.250%, 11/15/21                                                                1,000,000       1,018,749
  York County, Hospital Authority, Hanover Hospital Incorporated, RB, AMBAC
    4.600%, 12/01/09                                                                  925,000         942,343
  York, Housing Redevelopment Mortgage Corporation, RB, Series A
    6.875%, 11/01/09                                                                1,165,000       1,199,052
                                                                                                -------------
                                                                                                   90,261,322
                                                                                                -------------
RHODE ISLAND -- 0.94%
  Central Falls, GO, Pre-Refunded @ 103 (D)
    9.250%, 11/15/00                                                                  170,000         193,375
  Rhode Island, State Industrial Facility Corporation, Crystal Thermoplastics
    Project, Series A
    6.950%, 08/01/14                                                                  355,000         378,963
  State Economic Development Corporation, RB, Series B, FSA
    5.000%, 07/01/28                                                                  950,000         928,625
  State Health & Educational Facility, Roger Williams, RB, AMBAC
    5.000%, 11/15/24                                                                3,000,000       2,947,500
  West Warwick, GO, Series A, Asset Guaranty
    7.300%, 07/15/08                                                                  850,000         977,500
                                                                                                -------------
                                                                                                    5,425,963
                                                                                                -------------
SOUTH CAROLINA -- 1.77%
  Economic Jobs Development, Westminster Presbyterian, RB, Series A
    5.125%, 11/15/08                                                                1,000,000         987,500
  Georgetown County, Pollution Control Center, International Paper Company
    Project, RB
    6.250%, 06/15/05                                                                3,000,000       3,236,250

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------
  Job Economic Development, Caterpollar Incorporated Project, RB
    5.050%, 06/01/08                                                              $   465,000   $     465,000
  State Housing Finance & Development Authority, Bryton Point Apartments
    Project, Mandatory Put @ 100, FNMA (B)
    5.700%, 06/01/05                                                                2,850,000       3,092,250
  State Housing Finance & Development Authority, Runway Bay Apartments Projects,
    RB
    5.500%, 12/01/05                                                                  890,000         941,175
  State Housing Finance & Development Authority, Westbury Plantation, RB, FHA
    6.050%, 07/01/27                                                                  435,000         454,575
  State Housing Finance Authority, Hunting Ridge Apartments, RB, Mandatory Put @
    100 (B)
    6.750%, 06/01/10                                                                  935,000       1,006,294
                                                                                                -------------
                                                                                                   10,183,044
                                                                                                -------------
SOUTH DAKOTA -- 0.39%
  Crow Creek, Sioux Tribe, GO
    4.900%, 11/15/09                                                                  400,000         402,000
    5.000%, 11/15/10                                                                  280,000         276,500
    5.100%, 11/15/11                                                                  260,000         256,750
    5.200%, 11/15/12                                                                  185,000         182,456
  Housing Development Authority, Multi-Family Housing, RB, Series B, HUD
    7.000%, 04/01/12                                                                  935,000         998,113
  State Building Authority, RB
    10.500%, 09/01/00                                                                 110,000         120,862
                                                                                                -------------
                                                                                                    2,236,681
                                                                                                -------------
TENNESSEE -- 0.96%
  Greeneville, Health & Education Facility Board, Southern Advent Hospital, RB,
    ETM
    8.700%, 10/01/09                                                                  350,000         434,000
  Nashville & Davidson Counties, Health & Education Facilities Board, Homes Inc.
    Project, RB, Series C, Pre-Refunded @ 105 (D)
    9.000%, 10/01/07                                                                  235,000         318,131

-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------
  Nashville & Davidson County, Health & Education Facilities Board, Modal
    Health, RB, Asset Guaranty
    5.500%, 05/01/23                                                              $   790,000   $     822,588
  Nashville & Davidson, Multi-Family Housing, Welch Bend Apartments, RB, Series
    A, Mandatory Put @ 100, FNMA (B)
    5.500%, 01/01/07                                                                1,990,000       2,101,938
  Shelby County, Multi-Family Housing, Windsor Apartments, RB, Series A, Asset
    Guaranty
    6.500%, 10/01/07                                                                1,240,000       1,328,350
    6.750%, 10/01/17                                                                  460,000         495,074
                                                                                                -------------
                                                                                                    5,500,081
                                                                                                -------------
TEXAS -- 6.03%
  Austin, Water, Sewer & Electric Authority, RB
    14.000%, 11/15/01                                                                 820,000         956,325
  Bexar County, Housing Finance Corporation, GO (A)
    0.000%, 03/01/15                                                                1,650,000         575,438
  Brazos, Higher Education Authority, RB, Series B-1
    6.500%, 06/01/04                                                                  165,000         176,344
  Bryan, Higher Education Authority, Allen Academy Project, RB, Series A
    6.500%, 12/01/06                                                                  400,000         417,500
    7.300%, 12/01/16                                                                1,635,000       1,724,925
  Capital Area, Housing Finance Corporation, IDK Partners II Trust, Series A
    6.500%, 11/01/19                                                                3,112,280       3,260,113
  Collin County Housing Financial Corporation, Preston Bend Apartments Project,
    RB, Mandatory Put @ 100 (B)
    6.500%, 09/01/03                                                                  935,000         963,050
  De Soto, Housing Finance Corporation, The Colonies Apartments Project, RB,
    Mandatory Put @ 100, FNMA (B)
    5.125%, 10/01/27                                                                3,450,000       3,549,188

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1998
 Municipal Bond Fund, continued

-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------
  Del Rio, GO, Asset Guaranty
    7.500%, 04/01/03                                                              $   115,000   $     130,669
    7.500%, 04/01/04                                                                  185,000         214,600
    7.500%, 04/01/08                                                                   95,000         115,188
    7.500%, 04/01/09                                                                  185,000         223,156
    6.500%, 04/01/10                                                                   95,000         107,350
    5.550%, 04/01/11                                                                   45,000          47,250
    5.650%, 04/01/13                                                                   95,000         100,106
    5.750%, 04/01/16                                                                   45,000          47,925
    5.750%, 04/01/17                                                                  235,000         248,219
  Denison, Hospital Authority, Texoma Medical Center, RB, ETM
    7.125%, 07/01/08                                                                  150,000         173,438
  Edgewood, Independent School District, RB
    4.900%, 08/15/08                                                                  660,000         657,525
  Edgewood, Independent School District, RB
    5.000%, 08/15/09                                                                  690,000         689,138
  Edgewood, Independent School District, RB
    5.000%, 08/15/10                                                                  725,000         720,469
  Edgewood, Independent School District, RB
    5.250%, 08/15/13                                                                  805,000         806,006
  Gregg County, Housing Finance Corporation, Summer Lake Project, RB, Mandatory
    Put @ 100, Series A (B)
    6.400%, 03/01/06                                                                  465,000         496,969
  Gulf Coast Waste Disposal Authority, Atlantic Richfield Company Project, RB,
    Pre-Refunded @ 100 (D)
    6.500%, 08/01/03                                                                  170,000         183,175
  Harris County, Housing Finance Corporation, Colonial House Apartments Project,
    RB, Mandatory Put @ 100, LOC (B)
    5.600%, 09/01/99                                                                  210,000         212,602
  Harris County, Housing Finance Corporation, Cypress Ridge Apartments, RB, FSA
    5.700%, 06/01/06                                                                  260,000         273,650
  Harris County, Toll Road Authority, GO, MBIA (A)
    0.000%, 08/15/01                                                                1,065,000         962,494
  Houston, Housing Finance Corparation, RB, Series 1996 A-2 (A)
    0.000%, 06/01/14                                                                1,710,000         545,063
  Houston, Housing Finance Corparation, Series 1996 A-1, RB
    8.000%, 06/01/14                                                                2,010,000       2,198,438

-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------
  Houston, Port Authority, Airport and Marina Improvement, RB
    5.750%, 05/01/02                                                              $   235,000   $     239,308
  Houston, Sewer Systems, RB, ETM
    5.400%, 10/01/04                                                                   45,000          48,431
  Houston, Sewer Systems, RB, ETM
    6.375%, 10/01/08                                                                   80,000          92,500
  McAllen, Development Corporation, RB, FSA
    4.700%, 02/15/08                                                                  235,000         239,113
    4.800%, 02/15/09                                                                  235,000         238,819
  Northeast Hospital Authority, RB, ETM
    8.000%, 07/01/08                                                                  550,000         650,375
  Odessa, Housing Finance Corporation, Single Family Mortgage, RB, Series A,
    FNMA
    8.450%, 11/01/11                                                                  223,938         241,573
  Panhandle, Regional Housing Finance Corporation, Single Family Mortgage, RB,
    Series A, GNMA
    7.500%, 05/01/24                                                                  410,000         427,938
  Panhandle-Plains, Higher Education Authority, RB, Series D
    5.100%, 09/01/03                                                                  170,000         175,525
    5.250%, 03/01/05                                                                  145,000         150,438
  State Department Housing & Community Affairs, Meadow Ridge Apartments Project,
    RB, FNMA
    5.050%, 08/01/08                                                                1,475,000       1,498,969
  State Department Housing & Community Affairs, Volente Project, RB, FNMA
    5.000%, 07/01/08                                                                1,095,000       1,110,056
  Tarrant County, Health Facility, South Central Nursing, RB, Series A, MBIA
    6.000%, 01/01/37                                                                  225,000         255,375
  Tarrant County, Housing Finance Corporation, Multi-Family Housing, Summit
    Project, RB, Series A, Mandatory Put @ 100, FNMA (B)
    5.080%, 09/01/07                                                                1,870,000       1,919,087
  Texarkana, Housing Finance Corporation, Summerhill, RB, Series A, GNMA
    5.550%, 01/20/07                                                                  215,000         226,287

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------
  Tom Green County, Hospital Authority, ETM
    7.875%, 02/01/06                                                              $   750,000   $     852,187
  Travis County, Housing Finance Corporation, Broadmoor Apartments Project, RB,
    FSA
    5.700%, 06/01/06                                                                  895,000         941,987
  Webb County, COP, Series A, Asset Guaranty
    5.100%, 10/01/07                                                                  700,000         744,624
    5.200%, 10/01/08                                                                  725,000         774,843
    5.300%, 10/01/09                                                                  750,000         788,437
  Willow Fork, Drain District, GO, AMBAC
    4.600%, 09/01/05                                                                   80,000          82,700
    4.600%, 09/01/06                                                                  225,000         232,874
    4.650%, 09/01/07                                                                  400,000         413,500
    4.700%, 09/01/08                                                                  265,000         272,618
    4.800%, 09/01/09                                                                  390,000         401,700
    4.900%, 09/01/10                                                                  405,000         417,150
    4.900%, 09/01/11                                                                  480,000         490,800
                                                                                                -------------
                                                                                                   34,703,527
                                                                                                -------------
UTAH -- 2.05%
  Brigham City, Special Assessment Bond, Pre-Refunded @ 102 (D)
    9.000%, 08/01/00                                                                  250,000         277,188
  Clearfield City, Multi-Family Housing Mortgage, OakStone Apartments, RB,
    Series A, AMT, FHA
    5.850%, 05/01/39                                                                3,135,000       3,201,619
  Hilldale, GO
    7.500%, 12/15/03                                                                  380,000         417,525
  Provo City, Housing Authority, Multi-Family Housing, Lookout Pointe
    Apartments, RB, GNMA
    6.000%, 07/20/08                                                                  590,000         641,625
  Salt Lake City, Industrial Development Authority, Hermes Associates Project,
    RB, LOC
    5.900%, 09/01/99                                                                  185,000         188,008
  State Housing Agency, Single Family Mortgage, RB, FHA
    5.400%, 07/01/20                                                                2,105,000       2,118,156
  State Housing Finance Agency, Single Family Mortgage, Series A-2, Class III
    5.200%, 07/01/11                                                                  465,000         469,069
  State Housing Finance Agency, Single Family Mortgage, RB, FHA
    5.250%, 07/01/12                                                                  325,000         327,031

-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------
  State Housing Finance Agency, Single Family Mortgage, RB, FHA
    7.600%, 01/01/22                                                              $   130,000   $     135,363
  State Housing Finance Agency, Single Family Mortgage, RB, Series A-2I, FHA
    5.400%, 07/01/16                                                                  935,000         939,675
  State Housing Finance Agency, Single Family Mortgage, RB, Series B-2, FHA
    5.250%, 07/01/11                                                                  515,000         523,369
  State Housing Finance Agency, Single Family Mortgage, RB, Series F-1, Class I,
    FHA
    5.500%, 07/01/16                                                                  395,000         402,406
  State Housing Finance Agency, Sub-Single Family Mortgage, RB, AMBAC
    5.850%, 07/01/07                                                                  730,000         786,575
  Weber County, Municipal Building Authority, RB, Asset Guaranty
    6.750%, 12/15/04                                                                1,190,000       1,364,037
                                                                                                -------------
                                                                                                   11,791,646
                                                                                                -------------
VIRGINIA -- 1.15%
  Alexandria Redevelopment & Housing Authority, Multi-Family Housing, United
    Dominion-Parkwood Court, RB
    6.625%, 05/01/24                                                                2,795,000       2,948,725
  Newport News, Industrial Development Authority, Mennowood Communities, RB,
    Series A, GNMA
    7.250%, 08/01/16                                                                1,105,000       1,222,406
  Richmond, Metro Expressway Authority, RB, Partially Prerefunded @ 102, AMBAC
    (D)
    7.000%, 10/15/13                                                                1,490,000       1,655,763
  State Housing Development Authority, Multi-Family Mortgage, RB, Series D
    6.800%, 11/01/09                                                                  750,000         813,750
                                                                                                -------------
                                                                                                    6,640,644
                                                                                                -------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1998
 Municipal Bond Fund, continued

-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------
VERMONT -- 0.30%
  Education & Health Building Finance Authority, Norwich University Project, RB
    4.300%, 07/01/00                                                              $   105,000   $     105,525
    4.750%, 07/01/04                                                                  190,000         192,850
    5.000%, 07/01/06                                                                  345,000         352,331
    5.000%, 07/01/07                                                                  380,000         387,600
    5.750%, 07/01/13                                                                  655,000         685,294
                                                                                                -------------
                                                                                                    1,723,600
                                                                                                -------------
WASHINGTON -- 1.49%
  Grays Harbor County, Public Utility District Number 1, RB, ETM,
    5.375%, 01/01/06                                                                  395,000         412,281
  King County, Housing Authority, Multi-Family Mortgage, Section 8 Assisted, RB,
    Series B
    7.000%, 08/01/03                                                                  210,000         217,875
  King County, Housing Authority, Multi-Family Mortgage, Section 8 Assisted. RB,
    Series A
    7.000%, 08/01/03                                                                  700,000         734,125
  Seattle, Low Income Housing Assistance Authority, Kin On Project, RB, Series
    A, GNMA
    7.400%, 11/20/36                                                                1,402,000       1,629,825
  Spokane, Housing Authority, Valley 206 Apartments, RB, Series A
    5.625%, 04/01/28                                                                  935,000         908,119
  Spokane, Housing Authority, Valley 206 Apartments, RB, Series B, LOC
    5.750%, 04/01/28                                                                  560,000         555,800
  State Health Care Facilities, Sister Providence, RB, Pre-Refunded @ 102
    7.875%, 10/01/10                                                                  840,000         884,990
  State Housing Finance Commision, Convention Deferred Interest, RB, Series 4A,
    AMT, FNMA/ GNMA (A)
    0.000%, 12/01/20                                                                3,055,000       1,790,994
  State Housing Finance Commision, RB, Series A, FNMA
    7.000%, 07/01/99                                                                   55,000          55,546
  State Housing Finance Commision, RB, Series B, FNMA
    6.900%, 07/01/16                                                                1,370,000       1,416,237
                                                                                                -------------
                                                                                                    8,605,792
                                                                                                -------------

-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------
WEST VIRGINIA -- 1.59%
  Beckley, Nursing Facility, Beckley Healthcare Corporation Project, RB, LOC
    5.550%, 09/01/08                                                              $   230,000   $     239,775
  Beckley, Nursing Facility, Beckley Healthcare Corporation Project, RB, LOC
    5.700%, 09/01/09                                                                  190,000         198,788
  Harrison County, CMO, Series B, AMBAC (A)
    0.000%, 10/20/10                                                                2,637,000       1,137,206
  Marshall County, Capital Appreciation, RB, MBIA (A)
    0.000%, 05/01/14                                                                2,805,000         873,056
  Mason County, Point Pleasant Haven, RB, LOC
    6.200%, 12/01/05                                                                  795,000         829,781
  Preston County, Pollution Control Authority, Community-Monoogahela, RB, Series
    C
    4.500%, 03/01/03                                                                5,000,000       5,037,500
  Raleigh Fayette & Nicholas County, Series B, AMBAC (A)
    0.000%, 06/20/10                                                                2,027,000         836,138
                                                                                                -------------
                                                                                                    9,152,244
                                                                                                -------------
WISCONSIN -- 1.85%
  Housing & Economic Development Authority, RB, Series B, AMT
    4.950%, 09/01/09                                                                  375,000         378,281
  Oshkosh, Hospital Facility, Mercy Medical Center. RB, Pre-Refunded @ 100 (D)
    7.375%, 07/01/07                                                                  230,000         264,213
  Pewaukee, Industrial Development Authority, Lake Country Development Project,
    RB, LOC
    5.800%, 06/01/04                                                                  100,000         105,250
    5.900%, 06/01/05                                                                  105,000         111,300
    6.000%, 06/01/06                                                                  130,000         138,775
  State Health & Education Facility, Richland Hospital Inc Project, RB, Series
    A, ACA
    5.375%, 06/01/28                                                                3,335,000       3,355,844

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------
  State Health & Educational Facilities, Sister Sorrowful Mothers, RB, Series A,
    MBIA
    5.100%, 08/15/07                                                              $ 1,060,000   $   1,123,600
    5.200%, 08/15/08                                                                1,560,000       1,659,450
    5.300%, 08/15/09                                                                1,110,000       1,186,313
  State Health & Educational Facilities, Viterbo College Incorporated Project,
    RB, LOC
    5.250%, 02/01/04                                                                  110,000         114,813
    5.400%, 02/01/05                                                                   95,000         100,106
    5.750%, 02/01/12                                                                  490,000         508,988
    6.000%, 02/01/17                                                                  505,000         529,618
  Waupun, School District, GO, FGIC
    5.625%, 04/01/11                                                                  580,000         631,474
  West Bend, GO
    6.400%, 02/01/05                                                                  140,000         152,600
  Whitewater, Waterworks Systems Mortgage
    7.500%, 07/01/16                                                                  235,000         272,600
                                                                                                -------------
                                                                                                   10,633,225
                                                                                                -------------
WYOMING -- 0.71%
  Cheyene, Federal Mineral Royalty, RB
    6.200%, 06/01/09                                                                  935,000         995,775
  Community Development Authority, RB, Series 5, AMT
    5.700%, 12/01/07                                                                  185,000         197,256
  Community Development Authority, Single Family Mortgage, RB, Series B, FHA
    8.125%, 06/01/21                                                                  315,000         328,781
  Tenton County, School District Number 1 Project, RB, MBIA
    5.000%, 06/01/05                                                                2,150,000       2,249,437
  Teton County Hospital, St. John's, RB, ACA
    5.000%, 12/01/03                                                                  310,000         322,400
                                                                                                -------------
                                                                                                    4,093,649
                                                                                                -------------
Total Municipal Bonds
 (Cost $543,426,909)                                                                              559,073,079
                                                                                                -------------
TAX-EXEMPT ASSET-BACKED SECURITIES -- 0.70%
  Bridlewood Village Apartments, Participation Certificate, Class A, FHA
    5.600%, 09/01/21                                                                1,681,591       1,681,591

-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------
  FHA Insured Trust, Series 1996-1, Class A-2, Private Placement
    6.750%, 02/01/13                                                              $   606,877   $     609,912
  FHA Insured Trust, Series 1996-1, Class A-3, Private Placement
    7.000%, 02/01/22                                                                1,713,380       1,721,946
                                                                                                -------------
Total Tax-Exempt Asset-Backed Securities
 (Cost $4,001,848)                                                                                  4,013,449
                                                                                                -------------
                                                                                    SHARES
                                                                                  -----------

CASH EQUIVALENT -- 1.17%
  Provident Institutional Municipal Cash Fund
    (Cost $6,732,356)                                                               6,732,356       6,732,356
                                                                                                -------------
Total Investments -- 98.95%
 (Cost $554,161,113)                                                                              569,818,884
                                                                                                -------------
OTHER ASSETS & LIABILITIES, NET -- 1.05%                                                            6,050,381
                                                                                                -------------
Net Assets -- 100.0%                                                                            $ 575,869,265
                                                                                                -------------
                                                                                                -------------

(A)  ZERO COUPON SECURITY
(B)  MANDATORY PUT/TENDER SECURITY. THE MANDATORY PUT/TENDER DATE IS SHOWN AS
     THE MATURITY DATE ON THE SCHEDULE OF INVESTMENTS.
(C)  VARIABLE RATE SECURITY. THE RATE REPORTED ON THE SCHEDULE OF INVESTMENTS
     IS THE RATE IN EFFECT AS OF OCTOBER 31, 1998.
(D)  PRE-REFUNDED SECURITY. THE PRE-REFUNDED DATE IS SHOWN AS THE MATURITY DATE
     ON THE SCHEDULE OF INVESTMENTS.
AMT  INCOME FROM SECURITY MAY BE SUBJECT TO ALTERNATIVE MINIMUM TAX
CMO  COLLATERALIZED MORTGAGE OBLIGATION
COP  CERTIFICATE OF PARTICIPATION
ETM  ESCROWED TO MATURITY
GO   GENERAL OBLIGATION
LOC  SECURITIES ARE HELD IN CONNECTION WITH A LETTER OF CREDIT BY A MAJOR
     COMMERCIAL BANK.
RB   REVENUE BOND

THE FOLLOWING ORGANIZATIONS HAVE PROVIDED UNDERLYING CREDIT SUPPORT FOR THE
SECURITIES AS DEFINED IN THE SCHEDULE OF INVESTMENTS.
ACA             ACA INSURANCE
AMBAC           AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
ASSET GUARANTY  ASSET GUARANTY
AXA             AXA REINSURANCE
FGIC            FINANCIAL GUARANTY INSURANCE COMPANY
FHA             FEDERAL HOUSING ADMINISTRATION
FNMA            FEDERAL NATIONAL MORTGAGE ASSOCIATION
FSA             FINANCIAL SECURITY ASSURANCE
GNMA            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
GTD             GUARANTEED STUDENT LOANS
HUD             HOUSING & URBAN DEVELOPMENT
MBIA            MUNICIPAL BOND INVESTORS ASSURANCE
VA              VETERANS ADMINISTRATION

    The accompanying notes are an integral part of the financial statements.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1998

Fixed Income Fund

----------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------
CORPORATE OBLIGATIONS -- 28.00%
  American United Life Insurance, 144A
    7.750%, 03/30/26                                                              $  8,425,000   $     9,135,396
  Archstone Community Trust
    7.200%, 04/15/03                                                                24,500,000        24,500,000
  BankAmerica Institutional-B, 144A
    7.700%, 12/31/26                                                                 4,670,000         4,761,560
  BFC Finance, Series 96-A
    7.375%, 12/01/17                                                                 7,425,000         8,091,765
  Cincinnati Financial
    6.900%, 05/15/28                                                                11,175,000        11,454,129
  Cinergy Global Resources, 144A
    6.200%, 11/03/08                                                                 9,100,000         9,079,907
  Columbus Southern Power, MTN
    6.550%, 06/26/08                                                                14,640,000        15,450,529
  Continental Airlines, Series 98-3
    7.250%, 11/01/05                                                                 5,300,000         5,326,500
  Eastern Energy
    6.750%, 12/01/06                                                                 9,828,000        10,322,958
  ERAC USA Finance, 144A
    6.375%, 05/15/03                                                                20,950,000        20,999,065
  Executive Risk Capital Trust, Series B
    8.675%, 02/01/27                                                                 5,105,000         5,101,151
  Farmers Exchange Capital, 144A
    7.050%, 07/15/28                                                                12,000,000        11,628,912
  Farmers Insurnace Exchange, 144A
    8.625%, 05/01/24                                                                 8,380,000         9,361,792
  First American Financial
    7.550%, 04/01/28                                                                 7,760,000         7,949,391
  Florida Property, 144A
    7.375%, 07/01/03                                                                 5,060,000         5,412,591
  Household Finance
    5.875%, 11/01/02                                                                 2,760,000         2,765,804
  Household Finance, MTN
    6.125%, 02/27/03                                                                11,185,000        10,788,827
  HSBC America Capital Trust, 144A
    7.808%, 12/15/26                                                                 7,750,000         7,170,982
  HSBC Americas
    7.000%, 11/01/06                                                                12,850,000        13,364,000
  Jackson National Life Insurance, 144A
    8.150%, 03/15/27                                                                14,575,000        16,237,381
  Lehman Brothers
    11.625%, 05/15/05                                                                4,410,000         5,387,909
  Life Reinsurance Capital Trust, 144A
    8.720%, 06/15/27                                                                 4,925,000         5,576,868

----------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------
  Lumvermens Mutual Casualty, 144A
    8.300%, 12/01/37                                                              $  2,980,000   $     3,145,882
  Marshall Islands Republic
    7.600%, 10/15/01                                                                 5,256,667         5,388,084
  Ohio National Life Insurance, 144A
    8.500%, 05/15/26                                                                 3,725,000         4,356,827
  PaineWebber Group
    6.750%, 02/01/06                                                                 9,685,000         9,722,065
  PaineWebber Group, MTN
    6.790%, 10/04/04                                                                 3,260,000         3,276,300
    6.650%, 10/15/02                                                                12,405,000        12,342,975
  PP&L Capital Funding, MTN
    6.790%, 11/22/04                                                                25,605,000        26,308,574
  Prudential Insurance, 144A
    6.875%, 04/15/03                                                                10,985,000        11,398,124
  Puget Sound Energy, MTN
    6.740%, 06/15/18                                                                 4,655,000         4,665,520
  Shearson Lehman
    8.950%, 01/10/00                                                                10,000,000        10,120,300
  Summit Propertys Partnership, MTN
    6.750%, 07/30/01                                                                27,500,000        27,110,380
  Union Center Life, 144A
    8.200%, 11/01/26                                                                10,045,000        11,221,089
  World Financial Properties, 144A (C)
    6.950%, 09/01/13                                                                 5,000,000         5,156,450
                                                                                                 ---------------
Total Corporate Obligations
  (Cost $346,682,889)                                                                                354,079,987
                                                                                                 ---------------
ASSET-BACKED SECURITIES -- 13.24%
  Aames Mortgage Trust, Series 1998-C, Class A4F
    6.268%, 01/15/27                                                                 9,900,000         9,788,625
  Amresco Residential Securities Mortgage Loan, Series 1997-3, Class A3
    6.600%, 01/25/18                                                                   276,000           277,460
  Barnett Auto Trust, Series 1997-A, Class A4
    6.180%, 09/15/02                                                                15,735,000        16,064,806
  Chase Manhattan Credit Card Master Trust, Series 1996-3, Class A
    7.040%, 02/15/05                                                                 4,965,000         5,194,853
  Chemical Master Credit Card Trust, Series 1995-3, Class A
    6.230%, 04/15/05                                                                 8,449,000         8,754,627
  Citibank Credit Card Master Trust, Series 1998-3, Class A
    5.800%, 02/07/05                                                                 2,075,000         2,119,924

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------
  Citibank Credit Card Master Trust, Series 1998-6, Class A
    5.850%, 04/10/03                                                              $  8,865,000   $     9,052,052
  Discover Card Master Trust I, Series 1998-4, Class A
    5.750%, 10/16/03                                                                 3,548,000         3,612,503
  First Omni Bank Credit Card Master Trust, Series 1996-A, Class A
    6.650%, 09/15/03                                                                13,830,000        14,338,690
  First USA Credit Card Master Trust, Series 1997-6, Class A
    6.420%, 03/17/05                                                                22,177,000        23,108,623
  Green Tree Home Improvement Loan Trust, Series 1996-F, Class HEA3
    6.900%, 01/15/28                                                                 4,980,000         5,098,424
  Green Tree Home Improvement Loan Trust, Series 1997-D, Class HEA3
    6.390%, 09/15/28                                                                 6,181,908         6,228,643
  Leasing Solution Leasing Trust, Series 1998-1, Class A2
    5.780%, 09/20/03                                                                20,925,000        20,934,809
  Provident Bank Home Equity Loan Trust, Series 1998-2, Class A7 (C)
    5.868%, 06/25/28                                                                 5,585,000         5,497,371
  Southern Pacific Secured Assets, Series 1998-1, Class A5
    6.460%, 01/25/26                                                                10,997,000        11,161,075
  UCFC Home Equity Loan, Series 1996-B1, Class A2
    7.075%, 04/15/10                                                                    58,949            58,853
  UCFC Home Equity Loan, Series 1997-D, Class A-2
    6.475%, 06/15/12                                                                   650,000           655,811
  Union Acceptance, Series 1997-C, Class A3
    6.490%, 01/08/05                                                                18,625,000        19,100,683
  World Omni Automobile Lease Securization, Series 1997-B, Class A4
    6.200%, 11/25/03                                                                 6,316,000         6,414,340
                                                                                                 ---------------
Total Asset-Backed Securities
  (Cost $164,201,645)                                                                                167,462,172
                                                                                                 ---------------

----------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES -- 18.94%
  Access Financial Manufacturing Housing Contract Trust, Series 1995-1, Class A3
    7.100%, 05/15/21                                                              $    740,000   $       770,355
  Access Financial Manufacturing Housing Contract Trust, Series 1996-1, Class A4
    7.300%, 11/15/26                                                                   800,000           834,617
  Associates Manufactured Housing, Series 1996-1, Class A4
    7.300%, 03/15/27                                                                 3,205,000         3,329,183
  Associates Manufactured Housing, Series 1996-1, Class A5
    7.600%, 03/15/27                                                                 3,910,000         4,194,839
  Associates Manufactured Housing, Series 1997-2, Class A5
    6.675%, 03/15/28                                                                10,035,000        10,318,689
  BankAmerica Manufactured Housing Contract, Series 1996-1, Class A4
    7.300%, 10/10/26                                                                13,098,000        13,628,760
  Chase Mortgage Finance, REMIC, Series 1993-F1, Class 1A2
    5.750%, 04/25/09                                                                    66,621            66,391
  Chase Mortgage Finance, REMIC, Series 1994-B, Class A1
    6.750%, 02/25/25                                                                 1,054,081         1,057,317
  Chase Mortgage Finance, REMIC, Series 1994-G, Class A3
    6.750%, 04/25/25                                                                 2,263,911         2,256,599
  Countrywide Mortgage Backed Securities, REMIC, Series 1994-C, Class A8
    6.500%, 03/25/24                                                                 1,265,000         1,195,425
  Drexel Burnham Lambert CMO Trust, REMIC, Series T, Class 3
    8.450%, 01/20/19                                                                 1,045,438         1,057,344
  General Electric Capital Mortgage Services, REMIC, Series 1993-14, Class A7
    6.500%, 11/25/23                                                                 1,790,000         1,741,992
  General Electric Capital Mortgage Services, REMIC, Series 1994-10, Class A10
    6.500%, 03/25/24                                                                 2,555,650         2,559,228

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1998
 Fixed Income Fund, continued

----------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------
  General Electric Capital Mortgage Services, REMIC, Series 1997-7, Class A7
    7.500%, 08/25/27                                                              $  3,270,057   $     3,326,465
  Green Tree Financial, Series 1994-6, Class A5
    8.250%, 01/15/20                                                                 4,655,000         4,737,580
  Green Tree Financial, Series 1997-5, Class A6
    6.820%, 05/15/29                                                                11,185,000        11,350,426
  Green Tree Financial, Series 1996-2, Class A4
    7.200%, 04/15/27                                                                 6,520,000         6,744,077
  Green Tree Financial, Series 1996-4, Class A6
    7.400%, 06/15/27                                                                 4,585,000         4,830,337
  Green Tree Financial, Series 1996-5, Class A5
    7.450%, 07/15/27                                                                 4,145,000         4,312,303
  Green Tree Financial, Series 1996-8, Class A6
    7.600%, 10/15/27                                                                 3,630,000         3,868,286
  Green Tree Financial, Series 1997-3, Class B1
    7.510%, 07/15/28                                                                 6,520,000         6,576,659
  Green Tree Financial, Series 1997-6, Class B1
    7.170%, 01/15/29                                                                10,195,000        10,119,863
  Green Tree Financial, Series 1998-2, Class B1
    7.360%, 10/01/20                                                                 9,310,000         9,274,343
  Green Tree Financial, Series 1998-3, Class B1
    7.290%, 03/01/30                                                                   150,000           148,770
  Green Tree Financial, Series 1998-4, Class B1
    7.260%, 02/01/30                                                                10,570,000        10,460,178
  J.P. Morgan Commercial Mortgage Finance, Series 1997-C5, Class A2
    7.069%, 09/15/29                                                                 1,020,000         1,080,823
  Merrill Lynch Mortgage Investors, Series 1990-C, Class B, 144A
    9.700%, 06/15/10                                                                 9,310,000        10,066,438
  Merrill Lynch Mortgage Investors, Series 1991-I, Class A
    7.650%, 01/15/12                                                                   739,541           740,983
  Merrill Lynch Mortgage Investors, Series 1995-C1, Class A
    7.210%, 05/25/15                                                                 5,769,193         5,843,154
  Merrill Lynch Mortgage Investors, Series 1996-C1, Class A1
    7.150%, 04/25/28                                                                 8,183,121         8,462,574

----------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------
  Norwest Asset Securities, REMIC, Series 1996-2, Class A6
    7.000%, 09/25/11                                                              $  7,938,037   $     7,992,095
  Norwest Asset Securities, REMIC, Series 1997-14, Class A2
    6.750%, 10/25/27                                                                17,199,000        17,351,383
  NYC Mortgage Loan Trust, Series 1996, Class A2, 144A
    6.750%, 06/25/11                                                                 4,255,000         4,356,056
  NYC Mortgage Loan Trust, Series 1996, Class A3, 144A
    6.750%, 09/25/19                                                                 8,615,000         8,227,325
  Oakwood Mortgage Investors, Series 1996-B, Class A3
    7.100%, 10/15/26                                                                 3,740,000         3,819,325
  Oakwood Mortgage Investors, Series 1996-B, Class A4
    7.350%, 10/15/26                                                                 5,030,000         5,231,418
  PaineWebber Mortgage Acceptance, Series 1995-M1, Class A
    6.700%, 01/15/07                                                                18,625,000        19,387,321
  PNC Mortgage Securities, REMIC, Series 1997-6, Class A2
    6.600%, 07/25/27                                                                 2,578,998         2,596,973
  Prudential Home Mortgage Securities, REMIC, Series 1994-12, Class A7
    6.050%, 04/25/24                                                                 3,724,000         3,357,372
  Prudential Home Mortgage Securities, REMIC, Series 1994-17, Class A5
    6.250%, 04/25/24                                                                 5,310,000         5,028,092
  Residential Accredit Loans, REMIC, Series 1997-QS4, Class A2
    7.250%, 05/25/27                                                                 1,265,997         1,268,111
  Residential Accredited Loans, REMIC, Series 1996-QS4, Class AI4
    7.500%, 08/25/26                                                                 2,907,472         2,903,285
  Residential Asset Securities, REMIC, Series 1998-KS2, Class AI3
    6.240%, 02/25/17                                                                   955,000           954,838
  Residential Asset Securization Trust, REMIC, Series 1997-A4, Class A3
    7.250%, 06/25/27                                                                10,108,759        10,102,997

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------
  Residential Funding Mortgage Section I, REMIC, Series 1997-S12, Class A1
    7.000%, 08/25/27                                                              $  1,897,758   $     1,903,565
                                                                                                 ---------------
Total Mortgage-Backed Securities
  (Cost $233,236,102)                                                                                239,434,154
                                                                                                 ---------------
TAXABLE MUNICIPAL BONDS -- 10.96%
  Allegheny County, Pennsylvania, Residential Finance Authority, RB, FHA (A)
    0.000%, 08/01/28                                                                 8,100,000           915,137
  Atlanta, Georgia, Urban Residential Finance Authority, RB, FNMA (A)
    0.000%, 10/01/16                                                                 9,610,000         2,363,194
  Baltimore, Maryland, Public Improvements, Series B, GO, FGIC
    8.100%, 10/15/10                                                                 1,775,000         2,056,408
    8.700%, 10/15/15                                                                 1,875,000         2,200,030
  Belmont, California, Redevelopment Agency, Tax Allocation Bond, MBIA
    7.550%, 08/01/11                                                                   895,000         1,043,748
  California State, Housing Finance Agency, Single Family Mortgage, Issue A-1,
    RB, AMBAC
    7.900%, 08/01/07                                                                 7,010,000         7,528,038
  California State, Housing Finance Authority, Single Family Mortgage,
    Mezzanine-Issue A-1, RB, AMBAC/FHA
    8.240%, 08/01/14                                                                 1,375,000         1,583,862
  Cameron County, Texas, Housing Finance Corporation, RB, Series A, Class 1B,
    FGIC
    10.210%, 09/01/10                                                                1,260,367         1,306,244
  Cameron County, Texas, Housing Finance Corporation, Series A, Class 1C, FGIC
    10.450%, 09/01/11                                                                  945,000         1,070,590
  Chattahoochee Valley, Alabama, Water Supply, RB, Asset Guaranty
    8.600%, 10/01/07                                                                   200,000           230,361

----------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------
  Connecticut State, Health & Education Authority, Nursing-AHF/Hartford, RB
    8.450%, 11/01/99                                                              $    470,000   $       484,274
  Connecticut State, Health & Education Authority, Sheriden Woods Center
    Project, RB
    7.950%, 11/01/05                                                                 1,755,000         1,942,961
    8.730%, 11/01/17                                                                 1,150,000         1,375,055
  Dade County, Florida, Aviation Revenue, RB, Series C, AMBAC
    8.650%, 10/01/03                                                                   930,000         1,069,807
  Dade County, Florida, Housing Finance Authority, Single Family Mortgage, RB,
    Series B-1, GNMA (C)
    5.600%, 04/01/27                                                                 3,412,514         3,650,570
  Delaware State, Housing Authority, Single Family Mortgage, RB, Series B, AMBAC
    6.750%, 07/01/14                                                                   955,000           964,264
  Fulton, Missouri, GO, MBIA
    7.500%, 07/01/07                                                                 1,135,000         1,267,795
  Harrisburg, Pennsylvania, Resource Recovery Authority, RB, Series B, ETM
    6.875%, 09/01/03                                                                   515,000           539,566
  Harrisburg, Pennsylvania, Resource Recovery Authority, RB, Series B,
    Pre-Refunded @ 102 (D)
    7.750%, 09/01/03                                                                 3,145,000         3,539,981
  Harristown, Pennsylvania, Development Corporation, Special Obligation, ETM
    6.150%, 02/01/16                                                                 4,355,000         4,485,650
  Hungtington, West Virginia, CMO, RB
    9.050%, 01/15/12                                                                   842,559           871,121
  Idaho State, Sand Creek Associates Ltd Partnership, Multi-Family Housing
    Revenue, RB, HUD Section 8
    8.250%, 12/01/18                                                                 3,515,000         3,730,470
  Iowa State, Multi-Family Finance Authority, RB, GNMA
    7.125%, 10/20/16                                                                 1,980,000         2,230,074

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1998
 Fixed Income Fund, continued

----------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------
  Kanawha & Putnam County, West Virginia, RB, AMBAC (A)
    0.000%, 12/01/16                                                              $  3,440,000   $     1,018,412
  Lake Mills, Iowa, Investors Ltd, RB, Series 1995
    7.450%, 11/01/99                                                                   250,000           253,889
    7.600%, 11/01/00                                                                   280,000           283,868
    7.600%, 11/01/01                                                                   360,000           366,535
    7.750%, 11/01/02                                                                   385,000           392,517
    7.850%, 11/01/03                                                                   410,000           417,768
    7.850%, 11/04/04                                                                   410,000           412,132
    7.900%, 11/01/05                                                                   450,000           459,912
    8.000%, 11/01/06                                                                   590,000           603,914
    8.000%, 11/01/07                                                                   610,000           617,793
  Louisiana State, Public Facilities Authority, RB, FSA
    6.090%, 12/01/01                                                                10,480,000        10,712,237
  Manatee County, Florida, Housing Finance Authority, RB, GNMA
    7.300%, 11/01/12                                                                 1,270,000         1,335,532
  Mississippi State, Residual Home Corporation, RB, FHA (A)
    0.000%, 12/01/08                                                                    55,000            27,583
    0.000%, 12/01/12                                                                 8,380,000         3,106,047
  Mississippi State, Single Family Home Corporation, RB, Series D, Class 3,
    GNMA, FNMA
    7.750%, 07/01/24                                                                 2,831,036         3,198,788
  Mississippi State, Single Family Home Corporation, RB, Series G-CL 1, GNMA
    6.450%, 11/01/07                                                                 2,805,000         2,880,455
  Mississippi State, Single Family Home Corporation, RB, Series H, Class 1,
    GNMA, FNMA
    6.610%, 12/01/12                                                                 2,245,000         2,340,637
  Monroe County, Ney York, Industrial Development Agency, Nationwide Products,
    RB, LOC (C)
    5.950%, 12/01/04                                                                 1,675,000         1,675,000
  Montgomery County, New York, Industrial Development Agency, Central National
    Bank, RB, Series A, FHLB (C)
    5.100%, 05/01/25                                                                 3,660,000         3,660,000

----------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------
  Montgomery County, New York, Industrial Development Agency, RB, Series A, FHLB
    (C)
    5.750%, 05/01/25                                                              $    905,000   $       905,000
  New Mexico State, Mortgage Finance Authority, Single Family Mortgage Program,
    RB, GNMA, FNMA, FHLMC
    7.430%, 07/01/29                                                                 3,325,000         3,610,950
  New Orleans, Louisianna, Home Mortgage Authority, Single Family Mortgage, RB,
    Series A, MBIA (A)
    0.000%, 10/01/15                                                                 3,380,000           795,652
  New York City, New York, GO, Pre-Refunded @ 102 (A)(D)
    0.000%, 11/15/01                                                                   240,000           211,608
  New York City, New York, GO, Pre-Refunded @ 103 (A)(D)
    0.000%, 08/01/01                                                                    45,000            40,622
  New York City, New York, GO, Series D
    10.000%, 08/01/06                                                                  330,000           380,061
  New York City, New York, GO, Series F, Pre-Refunded @ 102 (D)
    10.500%, 11/15/01                                                                  575,000           672,175
  New York City, New York, Industrial Development Agency, Civic Facilities
    Revenue, RB, Series B, MBIA
    8.100%, 09/01/06                                                                 1,600,000         1,812,944
  New York State, Housing Finance Agency, Multi-Family Housing, RB, FHA
    8.110%, 11/15/38                                                                 2,965,000         3,376,542
  North Greenbush, New York, Industrial Development Agency, RB (C)
    9.750%, 11/01/08                                                                 6,000,000         6,000,000
  North Miami, Florida, Pension Funding Project, RB, FSA
    6.850%, 07/01/05                                                                   255,000           273,771
  North Miami, Florida, Pension Funding Project, RB, FSA
    7.000%, 01/01/08                                                                   165,000           182,495

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------
  North Miami, Florida, Pension Funding Project, RB, FSA
    7.000%, 07/01/08                                                              $    170,000   $       188,775
  Oklahoma City, Oklahoma, Airport Trust, RB, 17TH Series
    8.300%, 10/01/12                                                                 1,000,000         1,108,600
  Oklahoma City, Oklahoma, Airport Trusts, Federal Bureau Prisons Project, RB
    9.800%, 11/01/14                                                                 2,650,000         3,519,730
  Oklahoma County, Oklahoma, Single Family Home Finance Authority, RB, Series B
    (A)
    0.000%, 07/01/12                                                                 3,450,000           963,929
  Panhandle, Texas, Regional Housing Finance Corporation, Single Family Mortgage
    Revenue, RB, (A)
    0.000%, 10/01/11                                                                 1,460,000           490,356
  Pima & Maricopa Countys, Arizona, Industrial Development Authority, Bulk Sale
    Program, RB, FNMA
    6.500%, 01/01/06                                                                   590,000           612,479
  Plymouth County, Massachuettes, COP, Series B
    10.400%, 04/01/22                                                                5,100,000         6,052,170
  Quad Cities, Illinois, Regional Economic Development Authority, Heritage Place
    Project, RB (C)
    6.190%, 08/01/16                                                                   495,000           546,579
  Sedwick & Shawnee Counties, Kansas, Single Family Revenue, Mortgage Backed
    Second Program, RB, Series A-3, GNMA
    6.520%, 12/01/12                                                                 6,710,000         6,900,564
  Sedwick & Shawnee Counties, Kansas, Single Family Revenue, Mortgage Backed
    Second Program, RB, Series B, GNMA
    8.375%, 06/01/18                                                                11,240,000        12,556,204

----------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------
  Southwestern Illinois, Developmental Sports Authority, Gateway International
    Motorsports, RB
    9.200%, 02/01/13                                                              $  2,250,000   $     2,954,025
    9.250%, 02/01/17                                                                 1,500,000         1,849,650
  Tarrant County, Texas, Housing Fiance Corporation, RB, MBIA
    6.650%, 07/15/16                                                                   405,000           413,384
  Texas State, Department of Housing & Community Affairs, North Hampton
    Foundation, RB, Series B
    6.400%, 01/01/99                                                                    25,000            25,043
  Utah State, Housing Finance Agency, Single Family Mortgage, Series D-1, RB,
    FHA
    9.850%, 07/01/10                                                                   195,000           211,556
  Wagner College, New York RB, ETM
    8.950%, 10/01/02                                                                 1,500,000         1,733,100
                                                                                                 ---------------
Total Taxable Municipal Bonds
  (Cost $130,024,273)                                                                                138,600,183
                                                                                                 ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS -- 9.56%
  Federal Home Loan Mortgage Corporation, REMIC, Series 1178, Class G
    6.750%, 05/15/06                                                                    11,813            11,830
  Federal Home Loan Mortgage Corporation, REMIC, Series 1296, Class G (C)
    5.331%, 07/15/99                                                                   635,586           635,842
  Federal Home Loan Mortgage Corporation, REMIC, Series 1411, Class G
    6.500%, 07/15/18                                                                 4,190,000         4,247,504
  Federal Home Loan Mortgage Corporation, REMIC, Series 1462, Class PT
    7.500%, 01/15/03                                                                 4,029,466         4,157,556
  Federal Home Loan Mortgage Corporation, REMIC, Series 1496, Class KB
    6.500%, 05/15/08                                                                 1,955,000         1,967,414

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1998
 Fixed Income Fund, continued

----------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------
  Federal Home Loan Mortgage Corporation, REMIC, Series 1562, Class J
    7.000%, 05/15/10                                                              $  9,650,000   $     9,937,598
  Federal Home Loan Mortgage Corporation, REMIC, Series 1633, Class PE
    5.750%, 10/15/17                                                                 1,390,667         1,396,035
  Federal Home Loan Mortgage Corporation, REMIC, Series 32, Class PD
    6.350%, 03/25/15                                                                   813,553           811,698
  Federal Home Loan Mortgage Corporation, REMIC, Series 70, Class C
    9.000%, 09/15/20                                                                   457,001           475,550
  Federal National Mortgage Association, Pool # 2902
    6.000%, 08/01/28                                                                   720,001           711,282
  Federal National Mortgage Association, Pool # 303387
    8.000%, 07/01/02                                                                 1,278,454         1,306,590
  Federal National Mortgage Association, REMIC, Series 1989-79, Class D
    9.000%, 11/25/19                                                                 1,182,463         1,237,491
  Federal National Mortgage Association, REMIC, Series 1992-100, Class M
    8.500%, 06/25/05                                                                 7,450,000         7,573,196
  Federal National Mortgage Association, REMIC, Series 1992-43, Class E
    7.500%, 04/25/22                                                                 3,185,000         3,294,314
  Federal National Mortgage Association, REMIC, Series 1993-192, Class E
    5.950%, 11/25/07                                                                 1,000,000         1,012,339
  Federal National Mortgage Association, REMIC, Series 1994-34, Class PD
    5.500%, 10/25/04                                                                   447,899           446,990
  Federal National Mortgage Association, REMIC, Series 1994-92, Class DE
    7.500%, 07/25/07                                                                 5,837,556         6,056,833
  Federal National Mortgage Association, REMIC, Series 1995-2, Class H
    8.500%, 06/25/10                                                                16,945,000        17,610,371
  Federal National Mortgage Association, REMIC, Series 1996-12, Class C
    6.500%, 03/25/23                                                                 6,120,000         6,270,571

----------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------
  Federal National Mortgage Association, REMIC, Series 1996-23, Class D
    6.500%, 10/25/23                                                              $  2,470,000   $     2,532,451
  Federal National Mortgage Association, REMIC, Series 1997-32, Class PB
    6.500%, 03/25/15                                                                12,814,000        13,156,854
  Federal National Mortgage Association, REMIC, Series 1997-40, Class PE
    6.750%, 07/18/19                                                                 4,925,000         4,996,237
  Federal National Mortgage Association, REMIC, Series 1997-W2, Class A3
    6.575%, 11/25/27                                                                 2,000,000         2,038,253
  Federal National Mortgage Association, REMIC, Series G-26, Class F (C)
    6.188%, 12/25/20                                                                    17,005            17,015
  Federal National Mortgage Association, REMIC, Series G92-39, Class Q
    7.000%, 03/25/01                                                                 2,795,000         2,827,806
  Federal National Mortgage Association, REMIC, Series G93-31, Class G
    7.000%, 01/25/03                                                                 3,584,528         3,653,150
  Federal National Mortgage Association, Series 1995-M2, Class B
    6.700%, 05/25/28                                                                 2,346,308         2,364,257
  Federal National Mortgage Association, Series 1997-M2, Class B
    7.350%, 02/17/08                                                                19,370,000        20,175,066
                                                                                                 ---------------
Total U.S. Government Agency Mortgage-Backed Obligations
  (Cost $117,916,654)                                                                                120,922,093
                                                                                                 ---------------
U.S. TREASURY OBLIGATIONS -- 14.78%
  U.S. Treasury Bond
    8.000%, 11/15/21                                                                99,680,000       133,633,500
  U.S. Treasury Notes
    5.750%, 09/30/99                                                                 4,345,000         4,396,597
    6.500%, 05/31/01                                                                29,047,000        30,562,905
    7.875%, 11/15/04                                                                15,688,000        18,423,594
                                                                                                 ---------------
Total U.S. Treasury Obligations
  (Cost $184,217,321)                                                                                187,016,596
                                                                                                 ---------------

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.36%
  J.P. Morgan Securities 5.45%, dated 10/30/98, matures, 11/02/98, repurchase value
  $29,871,878 (Collateralized by FHLB par value $27,365,000, due 08/20/08, market value
  $27,686,304, by FHLB par value $2,740,000, due 09/03/08, market value $2,767,122)
  (Cost $29,858,317)            $29,858,317                                                      $    29,858,317
                                                                                                 ---------------
Total Investments -- 97.84%
  (Cost $1,206,137,201)                                                                            1,237,373,502
OTHER ASSETS AND LIABILITIES, NET -- 2.16%                                                            27,374,214
                                                                                                 ---------------
Net Assets -- 100%                                                                               $ 1,264,747,716
                                                                                                 ---------------
                                                                                                 ---------------

(A)             ZERO COUPON BOND.
(B)             MANDATORY PUT SECURITY. THE MANDATORY PUT DATE IS SHOWN AS THE
                MATURITY DATE ON THE SCHEDULE OF INVESTMENTS.
(C)             VARIABLE RATE SECURITY. THE RATE REPORTED ON THE SCHEDULE OF
                INVESTMENTS IS THE RATE IN EFFECT ON OCTOBER 31, 1998
(D)             PRE-REFUNDED SECURITY. THE PRE-REFUNDED DATE IS SHOWN AS THE
                MATURITY DATE ON THE SCHEDULE OF INVESTMENTS.
CMO             COLLATERIZED MORTGAGE OBLIGATION
ETM             ESCROWED TO MATURITY
GO              GENERAL OBLIGATION
MTN             MEDIUM TERM NOTE
RB              REVENUE BOND
REMIC           REAL ESTATE MORTGAGE INVESTMENT CONDUIT
144A            SECURITY EXEMPT FROM REGISTRATION UNDER 144A OF THE SECURITY
                ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS
                EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED BUYERS.
THE FOLLOWING ORGANIZATIONS HAVE PROVIDED UNDERLYING CREDIT SUPPORT FOR THE
 SECURITIES AS DEFINED IN THE SCHEDULE OF INVESTMENTS.
AMBAC           AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
COP             CERTIFICATE OF PARTICIPATION
FGIC            FINANCIAL GUARANTEE INSURANCE COMPANY
FHA             FEDERAL HOUSING ADMINISTRATION
FHLB            FEDERAL HOME LOAN BANK
FHLMC           FEDERAL HOME LOAN MORTGAGE COMPANY
FSA             FINANCIAL SECURITY ASSURANCE INC.
FNMA            FEDERAL NATIONAL MORTGAGE ASSOCIATION
GNMA            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
HUD             HOUSING AND URBAN DEVELOPMENT
MBIA            MUNICIPAL BOND INVESTORS ASSURANCE

Short-Term
Municipal Bond Fund

MUNICIPAL BONDS -- 91.02%
ALABAMA -- 0.09%
  Birmingham Medical Clinic Board, Baptist Medical Centers, RB, ETM
    8.125%, 07/01/99                                                              $     25,000   $     25,445

-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------
  Hartselle Medical Clinic, Hospital Clinic America, RB, ETM
    6.250%, 10/01/02                                                              $     20,000   $     21,775
                                                                                                 ------------
                                                                                                       47,220
                                                                                                 ------------
ALASKA -- 0.11%
  Valdez, Marine Terminal Revenue, ARCO Pipe Line Company Project, RB, Pre-
    Refunded @ 100 (D)
    6.000%, 08/01/03                                                                    55,000         58,575
                                                                                                 ------------
                                                                                                       58,575
                                                                                                 ------------
ARIZONA -- 0.90%
  Maricopa County, Hospital Revenue Authority, Phoenix Baptist Hospital &
    Medical Center, RB, ETM
    7.125%, 10/01/02                                                                   175,000        183,094
  Maricopa County, Hospital Revenue Authority, Samaritan Health Services, RB,
    ETM
    6.750%, 01/01/04                                                                    50,000         53,562
  Maricopa County, Hospital Revenue Authority, Sun Health Corp., RB, ETM
    7.875%, 04/01/02                                                                   240,000        257,700
                                                                                                 ------------
                                                                                                      494,356
                                                                                                 ------------
ARKANSAS -- 4.28%
  Crosett, Industrial Development Authority, Georgia Pacific Project, RB,
    Pre-Refunded @ 100 (D)
    6.000%, 06/01/01                                                                   175,000        185,719
  Little Rock, Residential Housing & Public Facility Board, RB, Series B (A)
    0.000%, 07/15/11                                                                   305,000        135,344
  Little Rock, Sewer & Construction Refunding, RB
    4.300%, 02/01/99                                                                    50,000         50,124
  Mississippi County, Hospital Revenue, RB, ETM, AMBAC
    7.250%, 11/01/02                                                                    35,000         37,406
  Pulaski County, Health Facility Board, Saint Vincent Infirmary, RB,
    Pre-Refunded @ 100, MBIA (D)
    9.750%, 09/01/99                                                                    75,000         78,545
  Pulaski County, Health Facility Board, Saint Vincent Infirmary, RB,
    Pre-Refunded @ 100, MBIA (D)
    10.000%, 09/02/99                                                                    5,000          5,285

    The accompanying notes are an integral part of the financial statements.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1998
 Short-Term
Municipal Bond Fund, continued

-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------
  Rogers Ark, Residential Housing Facility Board, Innisfree Apartment Project,
    RB, Mandatory Put @ 100, LOC (B)
    4.875%, 05/01/03                                                              $  1,000,000   $  1,000,000
  Rogers Ark, Sales & Use Tax Revenue, RB, Series 1996
    5.000%, 11/01/15                                                                   845,000        853,450
                                                                                                 ------------
                                                                                                    2,345,873
                                                                                                 ------------
CALIFORNIA -- 1.94%
  ABAG Finance Authority For The Non-Profit Co., American Baptist Homes, Series
    A, COP
    5.500%, 10/01/07                                                                   400,000        407,000
  Compton, Community Redevelopment Agency, Walnut Industrial Park Project, Tax
    Allocation Bond, Pre-Refunded @ 103, AMBAC (D)
    10.200%, 08/01/99                                                                   15,000         16,104
  Los Angeles, Housing Authority, Multi-Family Housing, The Palm Apartments, RB,
    Series E, FNMA
    4.000%, 07/01/99                                                                    80,000         80,458
    4.200%, 01/01/00                                                                    80,000         80,100
    4.200%, 07/01/00                                                                    85,000         85,106
    4.300%, 01/01/01                                                                    35,000         35,088
  Los Angeles, Housing Redevelopment Agency, Monterey Hills Redevelopment
    Project, RB, Series B
    5.500%, 12/01/05                                                                    40,000         41,550
  Los Angeles, Public Facility Corporation, RB, ETM
    5.400%, 08/01/07                                                                    25,000         26,313
  San Diego, Mercy Hospital & Medical Center, RB, ETM
    8.400%, 02/01/99                                                                    35,000         35,375
  Santa Clara County, Housing Authority, Amberwood Apartments Project, RB,
    Series C, FNMA
    4.750%, 10/01/07                                                                   255,000        255,637
                                                                                                 ------------
                                                                                                    1,062,731
                                                                                                 ------------
COLORADO -- 1.04%
  El Paso County, Colonial Residual Revenue, RB, Series C, AMT (A)
    0.000%, 07/10/14                                                                 1,000,000        310,000

-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------
  Housing & Finance Authority, Single Family Housing Program, RB, Series E
    6.250%, 12/01/09                                                              $     70,000   $     72,100
  Lafayette, GO
    4.600%, 12/01/98                                                                    25,000         25,030
  Logan County, Single Family Mortgage, RB, Series A
    8.500%, 11/01/11                                                                   155,000        163,331
                                                                                                 ------------
                                                                                                      570,461
                                                                                                 ------------
CONNECTICUT -- 0.70%
  Health & Educational Facilities, Lutheran General Health Care System, RB, ETM
    7.250%, 07/01/04                                                                    65,000         71,825
  State Housing Finance Authority, Housing Mortgage Finance Program, RB, Series
    B, FHA
    7.000%, 11/15/02                                                                   150,000        154,524
  State Resource Recovery Authority, Bridgeport Resco Company Project, RB,
    Series A
    7.625%, 01/01/09                                                                    55,000         56,506
  Connecticut State, GO
    5.250%, 07/01/02                                                                   100,000        100,138
                                                                                                 ------------
                                                                                                      382,993
                                                                                                 ------------
DELAWARE -- 0.13%
  Dover, Water & Sewer Revenue, RB, Series B, MBIA
    7.200%, 07/01/01                                                                    20,000         20,200
  State Economic Development Authority, Wilmington Friends School Project
    6.300%, 07/01/99                                                                    50,000         50,357
                                                                                                 ------------
                                                                                                       70,557
                                                                                                 ------------
DISTRICT OF COLUMBIA -- 0.24%
  Housing Finance Agency, Single Family Housing, RB, Series E-2, FHA, GNMA
    7.100%, 12/01/98                                                                   130,000        130,230
                                                                                                 ------------
                                                                                                      130,230
                                                                                                 ------------
FLORIDA -- 5.03%
  Alachua County Health Facility Authority, Shands Teaching Hospital & Clinics
    Inc., RB, ETM
    7.000%, 12/01/01                                                                    10,000         10,575
  Dade County, Educational Facilities Authority Exchange, University of Miami
    Issue, RB, MBIA
    7.650%, 04/01/10                                                                   900,000        963,000

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------
  Dade County, RB, Pre-Refunded @ 103 (D)
    9.750%, 02/01/00                                                              $    635,000   $    686,594
  Housing Finance Agency, Multi-Family Revenue, RB, LOC
    4.850%, 12/01/05                                                                 1,000,000      1,000,630
  Lee County, Justice Center Complex, RB, Series A, ETM, MBIA
    10.750%, 01/01/01                                                                   15,000         16,331
  Orange County, Housing Authority, RB, CMO, Series A, GNMA
    7.250%, 09/01/11                                                                    75,000         80,063
                                                                                                 ------------
                                                                                                    2,757,193
                                                                                                 ------------
GEORGIA -- 2.07%
  Clarke County, Hospital Authority, RB, MBIA, ETM
    9.750%, 01/01/02                                                                    95,000        104,975
  Cobb County, Kennestone Hospital Authority, RB, MBIA, ETM
    10.250%, 02/01/02                                                                   60,000         65,925
  Crisp County, Industrial Development Authority, Cobis Products Company, RB,
    ETM
    6.300%, 07/01/02                                                                   174,000        189,008
  Crisp County, Solid Waste Development Authority, RB
    6.300%, 09/01/10                                                                   775,000        775,000
                                                                                                 ------------
                                                                                                    1,134,908
                                                                                                 ------------
IDAHO -- 1.55%
  Boise City, Industrial Development Corporation, Western Trailer Company
    Project, RB, LOC
    4.750%, 12/15/02                                                                   650,000        665,438
  State Housing Agency, Single Family Mortgage, RB, Series C-1, FHA
    7.650%, 07/01/10                                                                   180,000        186,975
                                                                                                 ------------
                                                                                                      852,413
                                                                                                 ------------
ILLINOIS -- 11.17%
  Addison, Alton, Pekin, & Granite City, CMO Series 1989-B, FSA
    7.580%, 11/10/09                                                                   129,838        130,022
  Chicago, Multi-Family Housing, Madison Park Apartments, RB, Series A, LOC
    7.000%, 07/01/04                                                                    50,000         50,863

-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------
  Chicago, School Finance Authority, GO, Series B, MBIA
    7.500%, 06/01/00                                                              $     65,000   $     65,843
  Educational Facilities Authority Revenues, Capital Appreciation Loyola-84-A,
    RB, Pre-Refunded @ 60.293 (A) (D)
    0.000%, 07/01/99                                                                   100,000         59,052
  Health Facilities Authority Revenue, MacNeal Memorial Hospital Association
    Project, RB, Pre-Refunded @ 100 (D)
    6.600%, 08/01/01                                                                    95,000         99,513
  Health Facilities Revenue Authority, Community Hospital Of Ottawa Project, RB
    6.750%, 08/15/14                                                                   300,000        334,500
  Health Facilities Authority Revenue, Midwest Group Ltd., RB, ACA
    5.375%, 11/15/08                                                                 3,580,000      3,812,700
  Homewood, GO, MBIA
    5.700%, 12/01/01                                                                    20,000         21,150
  Palatine County, Multi-Family Housing, Clover Ridge East Apartments, RB, LOC
    (C)
    4.750%, 12/15/07                                                                   400,000        409,000
  Palatine County, Tax Increment Revenue, Dundee Road Redevelopment Project, Tax
    Allocation Bond, AMBAC
    5.250%, 01/01/17                                                                 1,000,000      1,013,750
  State Housing Development Authority, Home Owner Mortgage, RB, Series A-1
    5.250%, 08/01/00                                                                    45,000         45,675
  State Toll Highway Authority, RB, Pre-Refunded @ 100 (D)
    6.750%, 01/01/06                                                                    70,000         77,700
                                                                                                 ------------
                                                                                                    6,119,768
                                                                                                 ------------
INDIANA -- 1.02%
  Mishawaka, LaSalle School Building, First Meeting, RB
    4.000%, 07/05/99                                                                    50,000         50,205
  Monroe County, Bloomington Hospital Project, RB, BIGI
    6.800%, 05/01/99                                                                    50,000         50,871
  North Adams, Community Schools, RB, MBIA
    4.700%, 07/15/99                                                                    55,000         55,600
  Reid Memorial Hospital Inc., RB, ETM
    6.250%, 05/01/00                                                                   210,000        215,775

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1998
 Short-Term
Municipal Bond Fund, continued

-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------
  Shelbyville, Middle School Building, First Meeting, RB, ETM
    7.150%, 07/15/99                                                              $     40,000   $     41,134
  Vigo County, Hospital Authority, RB, ETM
    6.875%, 04/01/04                                                                   135,000        147,487
                                                                                                 ------------
                                                                                                      561,072
                                                                                                 ------------
KANSAS -- 1.98%
  Saline County, Single Family Mortgage, RB, Series A
    9.500%, 10/01/11                                                                    55,000         58,506
  Sedgwick & Shawnee County, Single Family Mortgage-Backed Securities Programs,
    RB, AMT, GNMA
    4.700%, 12/01/08                                                                   850,000        851,063
  Wichita, Hospital Revenue, Wesley Medical Center, RB, MBIA, ETM
    10.000%, 04/01/02                                                                  155,000        174,762
                                                                                                 ------------
                                                                                                    1,084,331
                                                                                                 ------------
KENTUCKY -- 0.16%
  Ashland, Industrial Building, Whayne Supply Company, RB, MBIA
    7.375%, 06/01/99                                                                    70,000         70,881
  McCraken County, Hospital Revenue, RB, ETM
    8.250%, 03/01/99                                                                    15,000         15,120
                                                                                                 ------------
                                                                                                       86,001
                                                                                                 ------------
LOUISIANA -- 0.37%
  East Baton Rouge Parish Hospital, RB, ETM
    6.200%, 10/01/02                                                                    50,000         52,438
  Public Facility Authority, RB, Series D, Pre-Refunded @ 102 (D)
    7.900%, 12/01/98                                                                    55,000         56,295
  State Health Education Authority, Alton Ochsner Medical Foundation Issue-A,
    RB, ETM
    8.750%, 05/01/05                                                                    85,000         96,156
                                                                                                 ------------
                                                                                                      204,889
                                                                                                 ------------
MASSACHUSETTS -- 2.14%
  Boston City Hospital, Series A, RB, Pre-Refunded @ 100 & 102, FHA (D)
    7.625%, 08/15/00                                                                   170,000        185,300
    7.650%, 08/15/00                                                                   260,000        283,725
  State Health & Education Facility, Saint Joseph Hospital, RB, Series C, Pre-
    Refunded @ 102 (D)
    9.500%, 10/01/99                                                                   100,000        106,753

-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------
  State Industrial Finance Agency, Ames Safety Envelope Company, RB, Mandatory
    Put @ 100 LOC (B)
    5.350%, 09/01/00                                                              $    150,000   $    153,938
  State Industrial Finance Agency, General Motors Corporation, RB
    5.550%, 04/01/09                                                                   225,000        229,939
  State Housing Finance Agency, Single Family Home Project, RB, Series 21
    6.500%, 12/01/10                                                                    30,000         31,762
  State Housing Finance Agency, Single Family Home Project, RB, Series 8, FHA
    7.000%, 06/01/99                                                                   180,000        182,630
                                                                                                 ------------
                                                                                                    1,174,047
                                                                                                 ------------
MAINE -- 3.06%
  Finance Revenue Authority, Electronic Rate Stabilization, RB, FSA
    5.200%, 07/01/18                                                                 1,650,000      1,674,750
                                                                                                 ------------
                                                                                                    1,674,750
                                                                                                 ------------
MARYLAND -- 0.32%
  Annapolis, Economic Development, Saint John's College Facility, RB
    4.600%, 10/01/02                                                                   175,000        176,531
                                                                                                 ------------
                                                                                                      176,531
                                                                                                 ------------
MICHIGAN -- 0.49%
  Detroit, Sewage Disposal Revenue, RB, ETM
    6.900%, 12/15/99                                                                   100,000        102,125
  Kalamazoo, Hospital Finance Authority, RB, ETM
    7.000%, 07/01/01                                                                   105,000        109,856
  State Building Authority, RB, Series II, ETM, MBIA
    7.400%, 04/01/01                                                                    55,000         57,063
                                                                                                 ------------
                                                                                                      269,044
                                                                                                 ------------
MINNESOTA -- 0.20%
  Saint Paul, Port Authority, RB, Pre-Refunded @ 102 (D)
    8.000%, 12/01/98                                                                    70,000         71,659
  Western Minnesota, Municipal Power Agency, RB, Pre-Refunded @ 100 (D)
    10.125%, 01/01/99                                                                   35,000         35,394
                                                                                                 ------------
                                                                                                      107,053
                                                                                                 ------------

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------
MISSISSIPPI -- 1.84%
  Corinth & Alcorn County, Magnolia Regional Health Center, Series A, RB
    4.750%, 10/01/03                                                              $  1,000,000   $  1,010,000
                                                                                                 ------------
                                                                                                    1,010,000
                                                                                                 ------------
MISSOURI -- 1.44%
  Freeman Hospital, RB, ETM
    6.750%, 08/01/03                                                                   115,000        129,519
  Saint Louis County, Single Family Mortgage, RB, AMBAC
    9.250%, 10/01/16                                                                    35,000         38,369
  Saint Louis, Airport Revenue, RB, ETM
    12.000%, 07/01/99                                                                   80,000         84,651
    12.100%, 07/01/00                                                                  135,000        153,563
    12.100%, 07/01/01                                                                   30,000         36,375
  State Housing Development, Single Family Mortgage, RB, GNMA
    6.625%, 12/01/17                                                                   325,000        344,905
                                                                                                 ------------
                                                                                                      787,382
                                                                                                 ------------
NEBRASKA -- 0.48%
  Buffalo County, Hospital Authority, Good Samaritan Hospital Project, RB, ETM
    7.400%, 11/01/00                                                                    45,000         46,575
  Douglas County, Hospital Authority, Immanuel Medical Center, RB, ETM
    6.250%, 10/01/00                                                                    85,000         87,125
  State Investment Finance Authority, Single Family Mortgage, RB, GNMA
    7.500%, 03/15/15                                                                   125,000        131,094
                                                                                                 ------------
                                                                                                      264,794
                                                                                                 ------------
NEVADA -- 0.48%
  Henderson, Local Improvement, Special Assessment Bond
    6.700%, 04/01/00                                                                    50,000         52,102
  Reno Hospital Revenue, Saint Mary's Hospital Inc., RB, Series B, Pre-Refunded
    @ 102 (D)
    7.750%, 01/01/00                                                                    35,000         37,406
  Reno Hospital Revenue, Saint Mary's Hospital Inc., RB, Series C, Pre-Refunded
    @ 102 (D)
    7.750%, 01/02/00                                                                    25,000         26,719
  State Housing Division, Multi Unit Housing Revenue, RB, Issue A, FNMA
    6.450%, 10/01/04                                                                    35,000         37,669

-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------
  State, Municipal Bond Bank Project #18 & 19, GO, ETM
    8.300%, 09/01/00                                                              $    100,000   $    108,000
                                                                                                 ------------
                                                                                                      261,896
                                                                                                 ------------
NEW HAMPSHIRE -- 0.91%
  Higher Educational & Health Facility, Kendal At Hanover Project, RB,
    Pre-Refunded @ 102 (D)
    8.000%, 10/01/99                                                                   190,000        202,052
  Housing Finance Authority, Single Family Housing, RB, Series B
    7.550%, 07/01/09                                                                    55,000         56,925
  State, Housing Finance Authority, RB, LOC
    6.250%, 01/01/18                                                                   240,000        241,368
                                                                                                 ------------
                                                                                                      500,345
                                                                                                 ------------
NEW JERSEY -- 8.43%
  Health Care Facilities, Muhlenberg REGL-B, RB, MBIA
    8.000%, 07/01/18                                                                   850,000        872,381
  Health Care Facilities, Saint Elizabeth Hospital, RB, Pre-Refunded @ 102 (D)
    8.250%, 07/01/00                                                                   255,000        279,225
  Mercer County, Public Improvements Authority, State Justic Complex, RB, ETM
    6.000%, 01/01/99                                                                    45,000         45,212
  New Jersey State, GO
    5.000%, 04/30/02                                                                   640,000        640,000
  State Educational Facilities, Fairleigh Dickinson University, RB, Series C,
    ETM
    7.750%, 07/01/01                                                                 2,095,000      2,225,937
  State Turnpike Authority RB, ETM
    10.375%, 01/01/03                                                                  460,000        531,300
  State Turnpike Authority, RB, ETM, MBIA
    10.375%, 01/01/03                                                                   25,000         28,812
                                                                                                 ------------
                                                                                                    4,622,867
                                                                                                 ------------
NEW MEXICO -- 1.89%
  Albuquerque CMO, Class B-1, FSA
    7.650%, 08/15/07                                                                    21,517         22,861
  Albuquerque CMO, Class B-2, FGIC
    7.000%, 05/15/11                                                                   641,821        661,363
  Sandoval County, Gross Receipts Tax, RB, ETM
    6.000%, 11/01/98                                                                   105,000        105,000

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1998
 Short-Term
Municipal Bond Fund, continued

-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------
  Taos County, Local Hospital Gross, RB, Series B, Asset Guaranty
    5.000%, 05/15/02                                                              $    245,000   $    246,274
                                                                                                 ------------
                                                                                                    1,035,498
                                                                                                 ------------
NEW YORK -- 2.75%
  Battery Park City, New York Revenue Authority, RB, Series B
    5.200%, 11/01/23                                                                 1,195,000      1,206,950
  State Dormitory Authority Revenues, Capital Appreciation, RB, Series C, FSA
    (A)
    0.000%, 07/01/04                                                                   340,000        272,850
  State Housing Finance Agency, State University Construction, RB, ETM
    7.375%, 11/01/98                                                                    20,000         20,000
  State Medical Care Facilities Finance, Hospital & Nursing Home, RB, FHA
    6.700%, 08/15/01                                                                     5,000          5,169
                                                                                                 ------------
                                                                                                    1,504,969
                                                                                                 ------------
OHIO -- 3.74%
  Barberton Hospital Improvement Revenue, RB, ETM
    6.500%, 07/15/00                                                                    50,000         51,438
  Clermont County, Hospital Facility, ETM
    7.375%, 06/01/99                                                                    10,000         10,120
  Hamilton County Hospital Facilities, Saint Francis-Saint Georges Hospital
    Inc., RB, ETM
    7.625%, 02/15/01                                                                    65,000         70,688
  Housing Finance Agency, Single Family Mortgage, RB, Series A
    5.750%, 04/01/16                                                                   305,000        309,956
  Lucas County Hospital, Riverside Hospital Project, RB, ETM
    6.950%, 08/01/04                                                                    30,000         32,625
  Lucas County, Hospital Revenue,Toledo Hospital, RB, Pre-Refunded @ 102, MBIA
    (D)
    6.750%, 11/15/99                                                                   170,000        177,670
  Lucas County, Mercy Hospital Project, RB, ETM
    6.000%, 09/01/04                                                                    80,000         85,000

-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------
  Miami County, Hospital Facility, Upper Valley Medical Center, RB, Series A,
    Pre-Refunded @ 102, MBIA (D)
    6.625%, 05/01/99                                                              $    110,000   $    114,127
  Middletown Hospital Improvements, RB, ETM
    6.250%, 04/01/99                                                                    15,000         15,083
  Montgomery County, Miami Valley Hospital Society, RB, ETM
    10.125%, 01/01/00                                                                   30,000         31,125
  Stark County, Hospital Revenue Authority, RB, ETM
    6.875%, 12/01/06                                                                   130,000        143,813
  State Capital Housing Corporation, Section 8 Assisted, RB, MBIA
    4.500%, 01/01/03                                                                 1,005,000      1,010,024
                                                                                                 ------------
                                                                                                    2,051,669
                                                                                                 ------------
OKLAHOMA -- 0.85%
  Bryan County, Economic Development Revenue Authority, Single Family Mortgage,
    RB, Series A
    8.600%, 07/01/10                                                                    80,000         83,400
  State Industrial Authority Revenue, Presbyterian Hospital, RB, ETM
    6.250%, 10/01/02                                                                    65,000         67,275
  State Industrial Authority, Baptist Medical Center, RB, ETM
    7.000%, 07/01/03                                                                   190,000        204,250
  Tulsa, Airport Improvements, Tulsa International Airport, RB, FGIC, ETM
    6.200%, 06/01/00                                                                   110,000        112,338
                                                                                                 ------------
                                                                                                      467,263
                                                                                                 ------------
PENNSYLVANIA -- 16.56%
  Allegheny County, Hospital Development Authority, Presbyterian Health Center,
    RB, Series B, MBIA
    4.875%, 11/01/98                                                                    50,000         50,000
  Allegheny County, Industrial Development Authority, Three Parkway Center East,
    RB, LOC
    5.050%, 12/01/04                                                                    15,000         15,024
  Allegheny Valley School District, GO, ETM
    6.000%, 12/01/03                                                                   100,000        104,250

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------
  Beaver County, Hospital Authority Revenue, Saint Francis General Hospital, RB,
    ETM
    7.750%, 07/15/01                                                              $    125,000   $    128,594
  Beaver County, Housing Authority, RB, MBIA
    7.875%, 07/01/99                                                                   125,000        125,000
  Bensalem Township, Water & Sewer Authority, RB, ETM
    5.700%, 11/01/02                                                                    25,000         26,781
  Bucks County, Saint Mary Hospital Authority, RB, ETM
    6.625%, 07/01/04                                                                   100,000        108,750
  California, Area School Building, MBIA, ETM
    5.750%, 05/15/03                                                                    40,000         41,650
  Cambria County, GO, ETM
    8.250%, 06/01/00                                                                    50,000         52,000
  Chester County, Health & Education Facility, Barclay Friends Project, RB,
    Series B, Mandatory Put @ 100, LOC (B)
    4.900%, 08/01/99                                                                   300,000        302,814
  Chester County, Hospital Authority, ETM
    5.750%, 02/01/03                                                                     5,000          5,163
  Chester County, Hospital Authority, RB, ETM
    7.500%, 07/01/09                                                                    15,000         17,588
  Clearfield Hospital Authority, Clearfield Hospital Project, RB
    6.875%, 06/01/16                                                                   305,000        333,594
  Dauphin County, General Authority Sub Mandatory Put @ 100, AMBAC (B)
    4.625%, 06/02/03                                                                 1,015,000      1,015,000
  Dauphin County, General Authority, RB, Mandatory Put @ 100 (B)
    6.400%, 06/02/02                                                                   200,000        214,750
  Delaware County, Authority University Revenues, Villanova University, RB, ETM
    9.625%, 08/01/02                                                                    55,000         61,531
  Delaware County, Pennsylvania Revenue Authority, White Horse Village Project,
    RB, ETM
    9.000%, 07/01/99                                                                    55,000         56,178
  East Pennsboro Township, GO, ETM
    6.000%, 03/01/02                                                                   180,000        187,875

-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------
  Emmaus, General Revenue Authority, Local Government Board Pool Program, RB,
    Series C
    7.900%, 05/15/18                                                              $     35,000   $     35,523
  Emmaus, General Revenue Authority, Local Government Board Pool Program, RB,
    Series D
    7.900%, 05/15/18                                                                    90,000         91,345
  Emmaus, General Revenue Authority, Local Government Board Pool Program, RB,
    Series F
    7.900%, 05/15/18                                                                   155,000        157,316
  Energy Development Authority, Piney Creek, RB, Series B, LOC
    7.200%, 12/01/00                                                                    15,000         15,769
  Erie, Higher Education Building Authority, Mercyhurst College Project, RB
    4.800%, 03/15/00                                                                   225,000        227,250
  Harrisburg, GO, MBIA, ETM
    9.750%, 04/15/99                                                                    15,000         15,240
  Housing Finance Agency, Rental Housing, RB, FNMA
    5.800%, 07/01/22                                                                 1,015,000      1,055,600
  Interboro School District Authority, RB, MBIA, ETM
    6.400%, 09/01/01                                                                   165,000        174,075
  Intergovernmental Corporation Authority, Special Tax Bond, ETM, FGIC
    6.000%, 06/15/02                                                                    50,000         53,000
  Ligonier, Municipal Water Revenue Authority, RB
    6.300%, 04/15/06                                                                    95,000         98,325
  Metropolitan Lancaster, Water Authority, RB
    4.250%, 02/15/00                                                                   570,000        570,638
  Northampton County, Hospital Authority, RB, ETM
    7.500%, 07/01/02                                                                   215,000        230,050
  Northeastern Hospital Authority, Wilkes-Barre General Hospital, RB, Series A,
    Pre-Refunded @ 102 (D)
    7.650%, 07/01/99                                                                   130,000        136,409
  Northhampton County, Industrial Development Authority, Strawbridge Project,
    RB, ETM
    7.200%, 12/15/01                                                                    75,000         81,188

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1998
 Short-Term
Municipal Bond Fund, continued

-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------
  Philadelphia Hospitals & Higher Education, Saint Agnes Medical Center Project,
    RB, ETM, FHA
    6.750%, 08/15/01                                                              $    240,000   $    249,600
  Pittsburgh, Urban Redevelopment Authority, RB, Series C, AMT
    5.000%, 04/01/00                                                                   170,000        171,913
  Pocono Mountain, School District, GO, MBIA, ETM
    9.100%, 03/01/02                                                                    15,000         16,369
  Ridgway, Area School Revenue Authority, RB, ETM
    6.250%, 06/15/02                                                                    55,000         57,019
  Rochester, Area School District, GO, MBIA (A)
    0.000%, 10/01/00                                                                    55,000         51,288
  Sayre Boro, Hospital Authority, RB, AMBAC, ETM
    6.900%, 11/01/02                                                                   205,000        219,094
  Scranton Lackawanna, Moses Taylor Hospital Project, RB, Series A, ETM
    8.250%, 07/01/01                                                                    95,000        101,175
  State Finance Authority, Capital Improvements Program, RB
    6.600%, 11/01/09                                                                 1,250,000      1,375,000
  State Higher Education Assistance, RB, FGIC, Series A
    6.800%, 12/01/00                                                                    25,000         26,344
  Stroudsburg Area, School District, GO, FGIC, ETM
    8.400%, 09/01/01                                                                   100,000        107,125
  Uniontown Area, School Authority, RB, ETM,
    6.300%, 10/01/02                                                                   135,000        142,255
  Upper St. Clair Township, School Authority, RB, ETM
    6.500%, 02/15/04                                                                    10,000         10,637
  Valley View School Building Authority, RB, ETM
    6.050%, 02/01/02                                                                    40,000         41,500
    6.250%, 02/01/02                                                                    45,000         46,743
  Wayne Pike, Joint School Authority, RB, MBIA, ETM
    6.000%, 12/01/07                                                                   515,000        553,624
  Williamsport Area, Joint School Authority, RB, MBIA, ETM
    6.000%, 03/01/07                                                                    55,000         59,124

-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------
  York County, Industrial Development Authority, Fox Ridge Personal Care
    Facility, RB, Series A, Pre-Refunded @ 100 (D)
    9.500%, 10/01/02                                                              $     50,000   $     60,188
                                                                                                 ------------
                                                                                                    9,077,268
                                                                                                 ------------
SOUTH CAROLINA -- 1.16%
  Charleston, Waterworks & Sewer Revenue, RB, ETM
    10.125%, 01/01/02                                                                   75,000         83,906
  Medical University, Harborview Office, COP
    7.375%, 01/01/04                                                                   500,000        553,125
                                                                                                 ------------
                                                                                                      637,031
                                                                                                 ------------
SOUTH DAKOTA -- 0.09%
  Housing Development Authority, Home Ownership Mortgage, RB, Series E
    5.600%, 05/01/01                                                                    50,000         51,313
                                                                                                 ------------
                                                                                                       51,313
                                                                                                 ------------
TENNESSEE -- 2.17%
  Bristol, Health & Educational Facilities, RB, ETM
    6.900%, 01/01/07                                                                    60,000         67,125
  Fayetteville & Lincoln County, Industrial Development Board, Franke
    Incorporated Project, RB, LOC
    5.000%, 06/01/01                                                                   340,000        345,525
  Housing Development Agency, Homeownership Program, RB
    7.375%, 07/01/23                                                                   100,000        105,000
  Mount Pleasant, Industrial Development Board, Stauffer Chemical Company, RB,
    ETM
    7.375%, 03/01/00                                                                    90,000         92,813
  Shelby County, Health & Educational Authority, Multi-Family Housing, Windsor
    Apartments, RB, Asset Guaranty
    6.500%, 10/01/07                                                                   100,000        107,125
    6.000%, 10/01/02                                                                   450,000        474,187
                                                                                                 ------------
                                                                                                    1,191,775
                                                                                                 ------------
TEXAS -- 4.33%
  Brazos County, Housing Finance Corporation, Single Family Mortgage, RB, FNMA
    5.050%, 03/01/07                                                                     5,000          5,081
  Coastal, Industrial Water Authority, RB, MBIA, ETM
    7.200%, 12/15/08                                                                    50,000         54,625

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------
  Collin County, Community College, RB, AMBAC
    5.150%, 02/01/07                                                              $     25,000   $     25,969
  Forth Worth, Housing Financial Services Program, Single Family Mortgage, RB,
    Series A, GNMA
    7.900%, 06/01/01                                                                    50,000         51,587
  Grand Prairie, Housing Finance Corporation, RB, GNMA
    8.000%, 07/01/19                                                                   175,000        178,957
  Harris County, Fresh Water Supply, GO, MBIA
    6.900%, 03/01/99                                                                   100,000        101,260
  Harris County, Housing Finance Corporation, Colonial House Apartments Project,
    RB, Mandatory Put @ 100, LOC (B)
    5.600%, 09/01/99                                                                   660,000        668,177
  Harris County, Municipal Utility District, GO, AMBAC
    4.000%, 09/01/99                                                                    50,000         50,366
  Houston, Housing Finance Corporation, Single Family Housing, RB, Series A-1
    8.000%, 06/01/14                                                                   600,000        656,250
  Montgomery County, Health Facility Department, Woodlands Medical Center
    Project, RB, Pre-Refunded @ 102 (D)
    8.850%, 08/15/99                                                                   110,000        116,119
  South Plains, Regional Housing Authority, Section 8 Assistance Project, RB,
    Series A, HUD
    6.000%, 08/01/00                                                                    75,000         75,938
  Southeast Housing Finance Corporation, Capital Appreciation, RB, Series B (A)
    0.000%, 12/01/16                                                                 1,100,000        286,000
  Texoma, Housing Finance Corporation, Single Family Mortgage, RB, FNMA, GNMA
    5.050%, 09/01/07                                                                   100,000        101,750
                                                                                                 ------------
                                                                                                    2,372,079
                                                                                                 ------------
UTAH -- 0.66%
  Ogden City, Housing Finance Corporation, Section 8 Assisted Project, RB,
    Series A, FNMA
    5.500%, 07/01/05                                                                   345,000        363,544
                                                                                                 ------------
                                                                                                      363,544
                                                                                                 ------------

-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------
VIRGINIA -- 0.38%
  Harrisonburgh, Redevelopment & Housing Authority, United Dominion Projects, RB
    5.750%, 12/01/98                                                              $    145,000   $    145,220
  State Housing Development Authority, Multi-Family Mortgage, RB, Series A
    6.125%, 11/01/09                                                                    60,000         60,717
                                                                                                 ------------
                                                                                                      205,937
                                                                                                 ------------
WASHINGTON -- 2.48%
  Clark County, Public Utility, RB, ETM
    10.250%, 01/01/99                                                                   25,000         25,174
  State Housing Finance Commission, Multi-Family Housing, Summit Apartments
    Project, RB, AMT, Series A, Mandatory Put @ 100, LOC (B)
    4.900%, 07/01/08                                                                 1,315,000      1,318,288
  State Public Power Supply System, RB, ETM
    14.375%, 07/01/01                                                                   15,000         17,231
                                                                                                 ------------
                                                                                                    1,360,693
                                                                                                 ------------
WEST VIRGINIA -- 0.51%
  State Board of Regents, RB, ETM
    6.000%, 04/01/04                                                                    75,000         79,500
  Wheeling, Parking Revenue, RB, ETM
    7.125%, 03/01/02                                                                    55,000         57,887
  Wood County, Building Community, Saint Joseph's Hospital, RB, ETM, AMBAC
    6.625%, 01/01/06                                                                   130,000        141,700
                                                                                                 ------------
                                                                                                      279,087
                                                                                                 ------------
WISCONSIN -- 0.79%
  Milwaukee, GO
    4.500%, 12/01/98                                                                    25,000         25,028
  State Health & Educational Facilities, Sisters Sorrowful Mother, RB, Series B,
    Pre-Refunded @ 102, MBIA (D)
    6.900%, 10/01/99                                                                    75,000         79,058
  State Health Facilities Authority RB, Hospital Sisters System, RB, Series D,
    MBIA
    9.125%, 07/01/05                                                                   325,000        326,244
                                                                                                 ------------
                                                                                                      430,330
                                                                                                 ------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1998
 Short-Term
Municipal Bond Fund, continued

-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------
WYOMING -- 0.09%
  State Community Development Authority, Single Family Mortgage, RB, Series B
    8.000%, 06/01/08                                                              $     45,000   $     47,193
                                                                                                 ------------
                                                                                                       47,193
                                                                                                 ------------
Total Municipal Bonds
  (Cost $49,206,376)                                                                               49,887,929
                                                                                                 ------------

                                                                                     SHARES
                                                                                  ------------
CASH EQUIVALENT -- 6.00%
  Provident Institutional Municipal Cash Fund                                        2,500,000      2,500,000
  SEI Institutional Tax Free Portfolio                                                 784,853        784,853
                                                                                                 ------------
    (Cost $3,284,853)                                                                               3,284,853
                                                                                                 ------------
Total Investments -- 97.02%
  (cost $52,491,229)                                                                               53,172,782
                                                                                                 ------------
OTHER ASSETS & LIABILITIES, NET -- 2.98%                                                            1,632,889
                                                                                                 ------------
Net Assets -- 100.0%                                                                             $ 54,805,671
                                                                                                 ------------
                                                                                                 ------------

(A)  ZERO COUPON SECURITY.
(B)  MANDATORY PUT/TENDER SECURITY. THE MANDATORY PUT/TENDER DATE IS SHOWN AS
     THE MATURITY DATE ON THE SCHEDULE OF INVESTMENTS.
(C)  VARIABLE RATE SECURITY. THE RATE REPORTED ON THE SCHEDULE OF INVESTMENTS
     IS THE RATE IN EFFECT AS OF OCTOBER 31, 1998.
(D)  PRE-REFUNDED SECURITY. THE PRE-REFUNDED DATE IS SHOWN AS THE MATURITY DATE
     ON THE SCHEDULE OF INVESTMENTS.
AMT  INCOME FROM SECURITY MAY BE SUBJECT TO ALTERNATIVE MINIMUM TAX.
CMO  COLLATERALIZED MORTGAGE OBLIGATION
COP  CERTIFICATE OF PARTICIPATION
ETM  ESCROWED TO MATURITY.
GO   GENERAL OBLIGATION.
LOC  SECURITIES ARE HELD IN CONNECTION WITH A LETTER OF CREDIT BY A MAJOR
     COMMERCIAL BANK.
RB   REVENUE BOND.

THE FOLLOWING ORGANIZATIONS HAVE PROVIDED UNDERLYING CREDIT SUPPORT FOR THE SECURITIES AS DEFINED IN THE SCHEDULE OF INVESTMENTS.

ACA               AMERICAN CAPITAL ACCESS
AMBAC             AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
ASSET GUARANTY    ASSET GUARANTY
BIGI              BOND INVESTORS GUARANTY INSURANCE
FGIC              FINANCIAL GUARANTY INSURANCE COMPANY
FHA               FEDERAL HOUSING ADMINISTRATION
FNMA              FEDERAL NATIONAL MORTGAGE ASSOCIATION
FSA               FINANCIAL SECURITY ASSURANCE
GNMA              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
HUD               HOUSING & URBAN DEVELOPMENT
MBIA              MUNICIPAL BOND INVESTORS ASSURANCE

Short-Term
Fixed Income Fund

------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 11.70%
  Advanta Mortgage Loan Trust, Series 1997-3, Class A3
    6.690%, 03/25/17                                                              $   275,000   $    274,828
  Advanta Mortgage Loan Trust, Series 1993-4, Class A-1
    5.500%, 03/25/10                                                                  127,597        125,915
  Amresco Residential Securities, Series 1997-3, Class A3
    6.600%, 01/25/18                                                                  185,000        185,979
  Delta Funding Home Equity Loan Trust, Series 1996-3, Class A2
    6.525%, 10/25/11                                                                  670,040        674,664
  Delta Funding Home Equity 97-2 A-2
    6.640%, 06/25/12                                                                  600,000        602,676
  Green Tree Financial, Series 1996-C, Class Hia2
    6.900%, 07/15/21                                                                   52,839         53,035
  World Omni Automobile Lease Securitization, Series 1997-b, Class A4
    6.200%, 11/25/03                                                                  440,000        446,851
                                                                                                ------------
Total Asset-Backed Securities
  (Cost $2,863,158)                                                                                2,363,948
                                                                                                ------------
CORPORATE OBLIGATIONS -- 8.52%
  ACC Consumer Finance
    10.250%, 12/01/03                                                                  60,000         63,525
  ERAC USA Finance 144a
    6.380%, 05/15/03                                                                  350,000        350,820
  PaineWebber Group
    7.310%, 08/09/00                                                                  334,000        342,031
    7.750%, 09/01/02                                                                  350,000        367,054
  Summit Properties Partnership
    6.750%, 07/30/01                                                                  500,000        492,916
  Wellsford Residential
    7.250%, 08/15/00                                                                   50,000         50,009
    9.380%, 02/01/02                                                                   50,000         54,193
                                                                                                ------------
Total Corporate Obligations
  (cost $1,694,000)                                                                                1,720,548
                                                                                                ------------
MORTGAGE-BACKED OBLIGATIONS -- 9.60%
  General Electric Capital Mortgage Services, REMIC, Series 1998-12, Class 1a1
    6.500%, 7/25/28                                                                   375,000        377,108
  Green Tree Financial, Series 1994-6, Class A5
    8.250%, 01/15/20                                                                   87,000         88,543
  Green Tree Financial, Series 1995-6, Class A3
    6.650%, 09/15/26                                                                  330,533        331,941
  Green Tree Financial, Series 1996-10, Class A3
    6.160%, 11/15/28                                                                  565,602        567,893

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------
  Green Tree Financial, Series 1996-2, Class A1
    6.10%, 04/15/27                                                               $   298,242   $    299,062
  Merrill Lynch Mortgage Investors, Series 1990-F, Class A
    9.65%, 09/15/10                                                                   221,176        226,345
  Prudential Home Mortgage Securities, REMIC, Series 1993-36, Class A9
    7.25%, 10/25/23                                                                    47,690         47,661
                                                                                                ------------
Total Mortgage-Backed Obligations
  (Cost $1,451,357)                                                                                1,938,553
                                                                                                ------------
U.S. GOVERMENT AGENCY OBLIGATION -- 0.46%
  Federal National Mortgage Association, Variable Inflation Linked (B)
    4.621%, 03/13/02 (Cost $94,585)                                                    95,000         92,920
                                                                                                ------------
U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS -- 5.17%
  Federal Home Loan Mortgage Corporation, REMIC, Series 32, Class PD
    6.35%, 03/25/15                                                                   437,394        436,396
  Federal National Mortgage Association, REMIC, Series 1988-17, Class B
    9.40%, 10/25/17                                                                    72,260         72,278
  Federal National Mortgage Association, REMIC, Series 1997-W2, Class A3
    6.58%, 11/25/27                                                                   400,000        407,651
  Federal National Mortgage Association, REMIC, Series 1998-61, Class ZJ
    6.00%, 11/25/28                                                                    60,000         59,400
  Federal National Mortgage Association, REMIC, Series 1998-61, Class ZK
    6.00%, 11/25/28                                                                    70,000         69,300
                                                                                                ------------
Total U.S. Government Mortgage-Backed Obligations
  (Cost $1,042,123)                                                                                1,045,025
                                                                                                ------------
TAXABLE MUNICIPAL BONDS -- 58.62%
  Alaska State Financial Corporation, RB, Series C, MBIA/FHA
    7.40%, 01/01/02                                                                   160,000        164,928

------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------
  Boston, Massachusetts, Industrial Development Financing Authority, North End
    Project, RB, Series B, FHA
    6.31%, 08/01/00                                                               $    75,000   $     75,173
  Bryan, Texas, Higher Education Authority, Allen Academy Project, RB, Series B
    6.50%, 12/01/99                                                                    50,000         50,440
  Comanche County, Oklahoma, Home Finance Authority, RB, FNMA, FHA
    6.15%, 12/01/00                                                                   150,000        151,305
  Cuyahoga County, Ohio, Maple Care, RB, GNMA
    7.35%, 08/20/00                                                                   195,000        197,321
  Dartmouth, Massachusetts, Housing Development Corporation, Crossroads
    Apartments, RB, MBIA/ FHA
    6.00%, 01/01/01                                                                   180,000        180,234
  Denver, Colorado, City and County Multi-Family Housing, Buerger Brothers, RB,
    Series B, FHA
    6.75%, 05/01/01                                                                    80,000         81,752
  Erie County, New York, 4th Resolution, RB, AMBAC
    5.88%, 12/01/03                                                                   140,000        146,076
    5.38%, 12/01/99                                                                   100,000        100,416
  Fairfax County, Virginia, Redevelopment and Housing Authority, Mount Vernon,
    RB, Series B, GNMA
    7.88%, 09/20/99                                                                    30,000         30,393
  Florida State, Housing Finance Agency, RB, Series S-2
    6.65%, 06/01/01                                                                   145,000        146,885
  Fresno, California, Multi-Family Housing, Sunrise Fresno, RB, Series B (B)
    5.80%, 12/01/26                                                                   385,000        385,000
  Fresno, California, Multi-Family Housing Authority, Woodlands Apartments
    Project, RB, GNMA
    7.25%, 11/20/02                                                                   295,000        307,154
  Greater Kentucky Housing Assistance Corporation, RB, Series B, MBIA/FHA
    6.50%, 01/01/02                                                                   125,000        128,163
    6.50%, 07/01/00                                                                    50,000         50,100
  Greater Kentucky Housing Assistance Corporation, RB, Series D, MBIA/FHA
    6.50%, 01/01/01                                                                   105,000        105,158

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1998
 Short-Term
Fixed Income Fund, continued

------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------
  Illinois State Health Facilities Authority, RB, Series C, MBIA
    10.30%, 08/15/03                                                              $   430,000   $    435,835
  Indianapolis, Indiana, Economic Development Authority, Bethany Project, Series
    B, RB, GNMA
    6.00%, 04/20/00                                                                   125,000        126,100
  Indianapolis, Indiana, Economic Development Authority, Castle Dore, RB, Series
    B, FHA
    6.75%, 12/01/00                                                                    50,000         51,130
  Indianola, Mississippi, Housing Development Corporation, Eastover, RB, Series
    B, MBIA
    6.60%, 01/01/99                                                                    25,000         24,993
  Kansas City, Missouri, Industrial Development Authority, Hilltop Village
    Apartments, RB, Series B, FNMA
    6.70%, 10/01/02                                                                   140,000        144,536
  Kenton County, Kentucky, Industrial Development Authority, RB, Series B, FHA
    6.88%, 12/01/98                                                                    40,000         40,056
  King County, Washington, Low Income Housing Authority, Fred Lind Manor, RB,
    Series B, GNMA
    7.25%, 06/20/00                                                                    70,000         70,777
  Lake Mills, Iowa, Lake Mills Investors Ltd, Mercy Health Center, RB, Series
    1995
    7.15%, 11/01/98                                                                   235,000        235,009
  Maricopa County, Arizona, Industrial Development Authority, Arcadia Apartments
    Project, RB, Series B (B)
    6.08%, 09/01/03                                                                   200,000        200,000
  Minneapolis, Minnesota, Single Family Mortgage, Home Ownership Program, RB
    6.50%, 04/01/99                                                                   450,000        452,633
  Mississippi Home Residual Corporation, RB, Series B, FHA (A)
    0.00%, 12/01/08                                                                   265,000        132,898
  Moline, Illinois, Housing Authority, Highland Manor, RB, Series B, FHA
    7.20%, 03/01/00                                                                    85,000         85,374
  Moorhead, Mississippi, Housing Development Corporation, Section 8, RB, Series
    A, MBIA/FHA
    6.60%, 07/01/99                                                                    35,000         35,231

------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------
  New York State, United Cerebal Palsy and Handicapped Children Association, RB,
    Series B, FHA
    6.75%, 02/01/99                                                               $    20,000   $     20,002
  North Slope Boro, Alaska, Supplemental Interest Offering, GO, MBIA (A)
    0.00%, 06/30/99                                                                 1,237,584      1,196,335
  Oak Ridge, Tennessee, Industrial Development Board, The Gardens, Series B, RB,
    GNMA
    6.15%, 08/20/03                                                                   685,000        706,304
  Ohio Capital Housing Mortgage Corporation, Bella Vista, RB, FHA
    6.30%, 02/01/03                                                                   355,000        365,828
  Ohio Capital Housing Mortgage Corporation, Dayton, RB, Series I, FHA
    6.25%, 07/01/01                                                                   235,000        236,387
  Ohio Capital Housing Mortgage Corporation, Section 8 Project, RB,
    MBIA/FHA
    6.38%, 01/01/01                                                                   215,000        215,495
  Ohio Housing Financial Agency, Ravenwood Project, RB, FHA
    6.13%, 03/01/04                                                                   180,000        186,174
  Oshkosh, Wisconsin, GO
    5.90%, 12/01/99                                                                    45,000         45,339
  Palm Beach County, Florida, Housing Finance Authority, CMO REMIC 90-1, Class
    A-3, MBIA (A)
    0.00%, 02/20/13                                                                   891,216        891,305
  Pima County, Arizona, Industrial Development Authority, Western Winds, RB,
    Series B, HUD
    6.55%, 06/01/01                                                                   315,000        319,725
  Pittsburgh, Pennsylvania, Urban Redevelopment Authority, Tax Allocation, AMBAC
    5.50%, 10/01/99                                                                   205,000        206,084
  Prince Georges County, Maryland, Housing Authority, Foxglenn Project, RB, GNMA
    6.25%, 11/20/04                                                                   300,000        309,090
  Rockford, Illinois, RB, Series B, MBIA
    7.45%, 01/01/03                                                                   365,000        374,307
  Shawnee, Kansas, Multi-Family Housing, Haverford West Apartments, RB, Series
    B, FNMA
    6.75%, 06/01/02                                                                    85,000         87,226

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------
  Southwestern Illinois, Solid Waste Development Authority, Series B, RB
    6.90%, 02/01/03                                                               $   850,000   $    870,570
  Spokane, Washington, Elderly Housing Authority, Cheney Care Center, RB, Series
    B, GNMA
    6.13%, 02/20/04                                                                   125,000        129,524
  Syracuse, New York, Industrial Development Agency, Syracuse Economic
    Development, RB, Series B, Pre-Refunded @ 105 (C)
    10.63%, 06/01/00                                                                  300,000        340,260
  Tarrant County, Texas, Health Facilities Development Corporation, South
    Central Project, RB, MBIA, FHA
    6.75%, 01/01/37                                                                   375,000        386,437
  Tarrant County, Texas, Housing Financial Corporation, Series B, RB, FNMA
    6.55%, 09/01/02                                                                   245,000        250,365
  Texas State, Department of Housing and Community Affairs, RB, Series B
    7.25%, 07/01/99                                                                    95,000         95,161
    6.40%, 01/01/99                                                                    55,000         55,093
  Wilmington, Delaware, Multi-Family Rent, Prestwyck Apartments, RB, Series B,
    FHA
    6.63%, 11/01/03                                                                   215,000        220,374
                                                                                                ------------
Total Taxable Municipal Bonds
  (Cost $11,669,755)                                                                              11,842,455
                                                                                                ------------
REPURCHASE AGREEMENT -- 4.22%
  J.P. Morgan Securities 5.05%, dated 10/30/98, matures 11/02/98 repurchase value $853,269, (collateralized by Federal Home Loan Bank, par value
    $865,000, due 09/03/08, market value $873,562) (cost $852,910)                    852,910        852,910
                                                                                                ------------
Total Investments -- 98.29%
  (Cost $19,667,888)                                                                              19,856,359
OTHER ASSETS & LIABILITIES, NET -- 1.71%                                                             345,099
                                                                                                ------------
Net Assets -- 100%                                                                              $ 20,201,458
                                                                                                ------------
                                                                                                ------------

(A)    ZERO COUPON SECURITY.
(B)    VARIABLE RATE SECURITY. THE RATE REPORTED ON THE SCHEDULE OF
       INVESTMENTS IS THE RATE IN EFFECT AS OF OCTOBER 31, 1998.
(C)    PRE-REFUNDED SECURITY -- THE PRE-REFUNDED DATE IS SHOWN AS THE
       MATURITY DATE ON THE SCHEDULE OF INVESTMENTS.
CMO    COLLATERALIZED MORTGAGE OBLIGATION
GO     GENERAL OBLIGATION
RB     REVENUE BOND
REMIC  REAL ESTATE MORTGAGE INVESTMENT CONDUIT

-------------------------------------------------------------------------------
DESCRIPTION                            FACE AMOUNT                        VALUE
-------------------------------------------------------------------------------
144A   SECURITY EXEMPT FROM REGISTRATION UNDER 144A OF THE SECURITY ACT
       OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT
       FROM REGISTRATION, NORMALLY TO QUALIFIED BUYERS.
THE FOLLOWING ORGANIZATIONS HAVE PROVIDED UNDERLYING CREDIT SUPPORT FOR
THE SECURITIES AS DEFINED IN THE SCHEDULE OF INVESTMENTS.
AMBAC  AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
FHA    FEDERAL HOUSING ADMINISTRATION
FNMA   FEDERAL NATIONAL MORTGAGE ASSOCIATION
GNMA   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
HUD    HOUSING AND URBAN DEVELOPMENT
MBIA   MUNICIPAL BOND INVESTORS ASSURANCE

High Yield
Bond Fund
CORPORATE BONDS -- 97.63%
CABLE -- 8.63%
  Classic Cable 144A
    9.875%, 08/01/08                                                               $ 2,000,000   $  2,015,000
  CSC Holdings
    7.625%, 07/15/18                                                                 4,000,000      3,690,000
  Globo Communicacoes 144A
    10.625%, 12/05/08                                                                1,000,000        541,250
  Globo Communicacoes, Reg S
    10.625%, 12/05/08                                                                1,500,000        811,874
  Poland Communications, Series B
    9.875%, 11/01/03                                                                 1,000,000        951,250
                                                                                                 ------------
                                                                                                    8,009,374
                                                                                                 ------------
COMMUNICATIONS -- 18.36%
  Global Crossing 144A
    9.625%, 05/15/08                                                                 3,000,000      2,932,500
  Grupo Iusacell Sa De Cv, Ser B
    10.000%, 07/15/04                                                                2,500,000      1,806,250
  Metronet Communications 144A (A)
    0.00%, 06/15/08                                                                  1,750,000        977,813
  Netia Holdings, Ser B (B)
    0.000%, 11/01/07                                                                 4,500,000      2,295,000
  Orange Plc
    8.000%, 08/01/08                                                                 4,500,000      4,421,250
  Qwest Communications International (A)
    0.00%, 10/15/07                                                                  3,000,000      2,268,750
  Qwest Communications International 144A
    7.50%, 11/01/08                                                                  1,000,000      1,015,000
  Teligent 144A (A)
    0.00%, 03/01/08                                                                  3,000,000      1,316,250
                                                                                                 ------------
                                                                                                   17,032,813
                                                                                                 ------------
CONGLOMERATE/OTHER -- 1.61%
  Allied Waste Industries (A)
    0.00%, 06/01/07                                                                  2,000,000      1,497,500
                                                                                                 ------------

    The accompanying notes are an integral part of the financial statements.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1998
 High Yield
Bond Fund, continued

-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------
CONSUMER MANUFACTURING -- 0.96%
  Cluett American 144A
    10.125%, 05/15/08                                                              $ 1,000,000   $    887,500
                                                                                                 ------------
ENERGY -- 5.00%
  Forcenergy, Ser B
    8.500%, 02/15/07                                                                 1,000,000        698,750
  Lukinter Finance, Reg S
    3.500%, 05/06/02                                                                 1,500,000        527,678
  Ocean Energy 144A
    8.375%, 07/01/08                                                                 1,500,000      1,410,000
  Queen Sand Resources 144A
    12.500%, 07/01/08                                                                2,500,000      2,000,000
                                                                                                 ------------
                                                                                                    4,636,428
                                                                                                 ------------
FOOD & BEVERAGE -- 7.74%
  Fage Dairy Industries
    9.000%, 02/01/07                                                                 1,000,000        773,750
  Gruma SA De CV
    7.625%, 10/15/07                                                                 4,265,000      3,662,569
  Windy Hill Pet Food
    9.750%, 05/15/07                                                                 2,750,000      2,743,125
                                                                                                 ------------
                                                                                                    7,179,444
                                                                                                 ------------
GENERAL INDUSTRIAL -- 13.15%
  Alliance Laundry Systems 144A
    9.625%, 05/01/08                                                                 3,500,000      3,211,250
  Nortek 144A
    8.875%, 08/01/08                                                                 2,500,000      2,387,500
  MCII Holdings USA (A)
    0.000%, 11/15/02                                                                 1,000,000        913,750
  Polymer Group 144A
    8.750%, 03/01/08                                                                 2,000,000      1,875,000
  United Rentals 144A
    9.500%, 06/01/08                                                                 2,000,000      1,965,000
  United Rentals 144A
    8.800%, 08/15/08                                                                 2,000,000      1,847,500
                                                                                                 ------------
                                                                                                   12,200,000
                                                                                                 ------------
HEALTHCARE -- 2.09%
  Tenet Healthcare
    8.00%, 01/15/05                                                                  1,900,000      1,942,750
                                                                                                 ------------
                                                                                                    1,942,750
                                                                                                 ------------
MEDIA -- 10.96%
  Antenna TV
    9.000%, 08/01/07                                                                 3,400,000      2,919,750
  Fox Family Worldwide (A)
    0.00%, 11/01/07                                                                  4,000,000      2,395,000
  Fox/Liberty Networks
    8.875%, 08/15/07                                                                 1,000,000        970,000
  Fox/Liberty Networks (A)
    0.00%, 08/15/07                                                                  6,000,000      3,885,000
                                                                                                 ------------
                                                                                                   10,169,750
                                                                                                 ------------

-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------
METALS & MINING -- 3.32%
  AEI Holding 144A
    10.000%, 11/15/07                                                              $ 2,500,000   $  2,318,750
  Grupo Minero Mexico, Ser B
    9.250%, 04/01/28                                                                 1,000,000        757,500
                                                                                                 ------------
                                                                                                    3,076,250
                                                                                                 ------------
PACKAGING -- 3.64%
  Grupo Industrial Durango
    12.625%, 08/01/03                                                                1,250,000        940,625
  Riverwood International
    10.875%, 04/01/08                                                                3,000,000      2,433,750
                                                                                                 ------------
                                                                                                    3,374,375
                                                                                                 ------------
RETAIL -- 2.88%
  HMV Media Group 144A
    10.25%, 05/15/08                                                                 3,000,000      2,670,000
                                                                                                 ------------
TRANSPORTATION -- 6.57%
  American Commercial Lines
    144A 10.25%, 06/30/08                                                            3,000,000      2,906,250
  Canadian Airlines
    12.25%, 08/01/06                                                                 4,000,000      3,190,000
                                                                                                 ------------
                                                                                                    6,096,250
                                                                                                 ------------
TECHNOLOGY -- 3.24%
  Psinet 144A
    11.50%, 11/01/08                                                                 2,000,000      2,055,000
  Verio
    10.375%, 04/01/05                                                                1,000,000        950,000
                                                                                                 ------------
                                                                                                    3,005,000
                                                                                                 ------------
UTILITIES -- 9.48%
  Calenergy Company
    8.48%, 09/15/28                                                                  7,000,000      7,271,250
  Cemig
    9.125%, 11/18/04                                                                 1,000,000        775,000
  Comp Paranaense De Energia, Reg S
    9.75%, 05/02/05                                                                  1,000,000        745,000
                                                                                                 ------------
                                                                                                    8,791,250
                                                                                                 ------------
Total Corporate Bonds (Cost $98,322,091)                                                           90,568,684
                                                                                                 ------------
Total Investments -- 97.63%
  (Cost $98,322,091)                                                                               90,568,684
                                                                                                 ------------
OTHER ASSETS & LIABILITIES, NET -- 2.37%                                                            2,200,345
                                                                                                 ------------
Net Assets -- 100%                                                                               $ 92,769,029
                                                                                                 ------------
                                                                                                 ------------

(A)  STEP UP BOND -- THE RATE REFLECTED ON THE SCHEDULE OF INVESTMENTS IS THE
     RATE IN EFFECT ON OCTOBER 31, 1998. THE INITIAL COUPON ON A STEP UP BOND
     CHANGES ON A SPECIFIC DATE, TO A PREDETERMINED HIGHER RATE.
144A SECURITY EXEMPT FROM REGISTRATION UNDER 144A OF THE SECURITY ACT OF 1933.
     THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION,
     NORMALLY TO QUALIFIED BUYERS.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

Smaller Companies
Fund

----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                         SHARES        VALUE
----------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 99.2%
CAPITAL GOODS -- 0.3%
  Brunswick Technologies*                                                              2,000   $    14,750
                                                                                               -----------
                                                                                                    14,750
                                                                                               -----------
CONSUMER -- 23.0%
  Bally Total Fitness Holding*                                                         5,300       100,037
  Cost Plus, Inc.*                                                                     3,600       108,000
  Damark International*                                                                9,500        55,812
  Factory Card Outlet*                                                                 4,000        17,000
  Furniture Brands International, Inc.*                                                4,700       101,050
  Garden Ridge*                                                                       15,735       127,847
  Insight Enterprises, Inc.*                                                           3,800       110,200
  Just For Feet, Inc.*                                                                 6,500       110,094
  Marketing Services Group Inc.*                                                       7,300        19,619
  Micro Warehouse*                                                                     4,400        95,975
  Mohawk Industries*                                                                   3,900       117,731
  Papa John's International, Inc.*                                                     2,200        83,531
  Petsmart*                                                                           18,000       129,375
  Tractor Supply Company*                                                              2,800        69,300
  WestPoint Stevens*                                                                   2,600        73,938
                                                                                               -----------
                                                                                                 1,319,509
                                                                                               -----------
CREDIT SENSITIVE -- 15.2%
  Astoria Financial Corporation                                                          575        24,725
  Bank United Corp.                                                                    1,500        59,766
  Dime Bancorp                                                                         6,400       152,400
  Dime Community Bancshares                                                            2,800        67,025
  D.R. Horton, Inc.                                                                    5,800        92,075
  Golden State Bancorp, Inc.                                                           5,700       109,369
  Golden State Bancorp-Litig Wt                                                        2,300        11,212
  Independence Community Bank Corp.                                                    4,700        64,331
  Lennar                                                                               5,300       107,325
  LG&E Energy Corp.                                                                      900        23,738
  LNR Property Corporation                                                             5,800       102,950
  Rochester Gas & Electric                                                             2,000        58,250
                                                                                               -----------
                                                                                                   873,166
                                                                                               -----------
ENERGY -- 6.4%
  BJ Services*                                                                         2,800        57,225
  Devon Energy                                                                         4,000       135,500
  Marine Drilling Companies, Inc.*                                                     6,100        68,244
  Range Resources Corporation                                                          6,100        34,694
  Seagull Energy*                                                                      5,800        69,237
                                                                                               -----------
                                                                                                   364,900
                                                                                               -----------
HEALTH CARE -- 17.1%
  Acuson Corporation*                                                                  5,000        75,313
  Alpharma Inc - Cl A                                                                  2,200        60,913
  Bindley Western Industries, Inc.                                                     2,400        87,000
  Biochem Pharma Inc.*                                                                 4,900       106,269
  Cohesion Technologies, Inc.*                                                         6,200        20,537
  Collagen                                                                             2,400        23,400
  CV Therapeutics, Inc.*                                                               3,500        23,188

----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                         SHARES        VALUE
----------------------------------------------------------------------------------------------------------
  Henry Schein*                                                                        1,200   $    46,425
  Integrated Health Services                                                           8,100       131,119
  Lincare Holdings*                                                                    1,000        39,937
  Nanogen, Inc.*                                                                       5,100        25,500
  Owens & Minor                                                                        3,800        60,325
  PathoGenesis Corporation*                                                              800        32,000
  Pediatrix Medical Group, Inc.*                                                       1,900        88,587
  ResMed Inc.*                                                                           600        30,600
  Sepracor Inc.*                                                                       1,700       116,662
  Sonosight*                                                                           1,900        13,062
                                                                                               -----------
                                                                                                   980,837
                                                                                               -----------
PROCESS INDUSTRIES -- 4.3%
  Bowater                                                                              1,300        53,056
  Carbo Ceramics                                                                         700        19,162
  CompX International*                                                                 2,200        42,350
  PH Glatfelter                                                                        5,800        71,413
  Rayonier                                                                             1,100        43,106
  Republic Group Incorporated                                                          1,000        14,813
                                                                                               -----------
                                                                                                   243,900
                                                                                               -----------
SERVICE COMPANIES -- 7.4%
  American Tower Corporation                                                           4,045        88,484
  Building One Services Corporation*                                                   5,400        66,825
  COMSAT Corporation                                                                   5,000       197,188
  Daisytek International Corporation*                                                  1,100        16,569
  Kroll-O'Gara Company*                                                                2,200        54,175
                                                                                               -----------
                                                                                                   423,241
                                                                                               -----------
TECHNOLOGY -- 19.5%
  ATMI, Inc.*                                                                          2,000        27,500
  Avant*                                                                               2,100        35,831
  Cognex*                                                                              2,200        34,100
  Concord Communications, Inc.*                                                        2,400        89,100
  Dycom Industries*                                                                    4,400       154,275
  Hyperion Solutions Corporation*                                                      2,340        70,200
  Intest Corp*                                                                         2,100         9,975
  Lycos, Inc.*                                                                         1,800        73,125
  Maxtor Corporation*                                                                  6,300        66,938
  Mercury Interactive*                                                                 4,300       178,450
  Pinnacle Systems*                                                                    2,000        68,000
  Preview Travel*                                                                        800        10,850
  Rational Software Corporation*                                                       7,700       172,287
  Tech Data Corporation*                                                               2,000        78,750
  Xylan*                                                                               3,100        49,600
                                                                                               -----------
                                                                                                 1,118,981
                                                                                               -----------
TRANSPORTATION SERVICES -- 6.0%
  ASA Holdings, Inc.                                                                   2,150        77,131
  Dynamex*                                                                            17,900       124,182
  Hvide Marine Incorporated*                                                           7,100        53,694
  US Freightways                                                                       3,600        90,225
                                                                                               -----------
                                                                                                   345,232
                                                                                               -----------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1998

 Smaller Companies
Fund, continued

----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                         SHARES        VALUE
----------------------------------------------------------------------------------------------------------
Total Common Stocks
  (Cost $5,820,555)                                                                            $ 5,684,516
                                                                                               -----------
Total Investments -- 99.2%
  (Cost $5,820,555)                                                                              5,684,516
                                                                                               -----------
OTHER ASSETS AND LIABILITIES -- 0.8%                                                                46,488
                                                                                               -----------
Net Assets -- 100%                                                                             $ 5,731,004
                                                                                               -----------
                                                                                               -----------

* NON-INCOME PRODUCING SECURITY.

Microcap Fund

COMMON STOCKS -- 90.2%
CAPITAL GOODS -- 2.9%
  Brunswick Technologies*                                                          17,300   $    127,587
  Optek Technology*                                                                18,500        321,438
                                                                                            ------------
                                                                                                 449,025
                                                                                            ------------
CONSUMER -- 22.0%
  Bombay Company Inc*                                                              77,300        386,500
  Damark International*                                                            36,200        212,675
  Factory Card Outlet Corp*                                                        40,400        171,700
  Garden Ridge*                                                                    37,700        306,313
  Marketing Services Group*                                                        88,600        238,112
  PJ America Inc*                                                                  23,300        413,575
  Rainbow Rentals, Inc.*                                                           42,200        419,362
  ResortQuest Intl, Inc*                                                           24,700        217,669
  Rocky Shoes*                                                                     33,700        227,475
  Tractor Supply Company*                                                          20,000        495,000
  Vans                                                                             35,600        293,700
                                                                                            ------------
                                                                                               3,382,081
                                                                                            ------------
CREDIT SENSITIVE -- 12.9%
  Bankunited Financial, Class A                                                    30,000        271,875
  Credit Management Solutions*                                                     24,800        161,200
  Crusader Holdings*                                                                8,505        103,123
  Dime Community Bancshares                                                         8,700        208,256
  Engle Homes                                                                      13,700        176,387
  Fidelity National                                                                 2,000         21,000
  Intercept Group, Inc.*                                                           16,000        112,000
  International Comfort Products                                                   31,800        288,188
  Pennfed Financial Services                                                        4,200         58,013
  R & G Financial, Class B                                                          3,880         66,930
  Realty Information Group, Inc.*                                                   9,300         77,887
  Republic Security Financial                                                      48,500        436,500
                                                                                            ------------
                                                                                               1,981,359
                                                                                            ------------
ENERGY -- 4.5%
  Basin Exploration*                                                               15,700        251,200
  Magnum Hunter Resources*                                                         41,700        161,588
  Mallon Resources*                                                                33,800        278,850
                                                                                            ------------
                                                                                                 691,638
                                                                                            ------------

--------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       SHARES       VALUE
--------------------------------------------------------------------------------------------------------
HEALTH CARE -- 14.1%
  Acuson Corp*                                                                      9,800   $    147,612
  Alpharma Inc -- Cl A                                                              5,700        157,819
  Cohesion Technologies, Inc*                                                      15,000         49,687
  Collagen                                                                          6,200         60,450
  CV Therapeutics*                                                                  9,200         60,950
  Dendrite International Inc*                                                       8,600        177,375
  Infocure Corp*                                                                   13,000        208,000
  Monarch Dental*                                                                  25,350        304,200
  Nanogen*                                                                         18,800         94,000
  Owens & Minor, Inc.                                                              10,000        158,750
  ResMed Inc*                                                                      10,700        545,700
  Synor International Corp*                                                         7,200        131,400
  SonoSight Inc*                                                                   11,700         80,438
                                                                                            ------------
                                                                                               2,176,381
                                                                                            ------------
PROCESS INDUSTRIES -- 1.8%
  Compx International*                                                             14,900        286,825
                                                                                            ------------
                                                                                                 286,825
                                                                                            ------------
SERVICE COMPANIES -- 8.7%
  Correctional Services Corp*                                                      24,500        289,406
  Globecomm Systems*                                                               30,200        132,125
  Hagler Bailly, Inc.*                                                             16,400        385,400
  Lodgenet Entertainment*                                                           2,800         14,700
  Powerhouse Technologies*                                                         15,400        150,800
  Saga Communications, Class A*                                                     3,406         61,308
  Tyler Corporation                                                                34,600        263,825
  Vicon*                                                                            5,400         44,213
                                                                                            ------------
                                                                                               1,341,777
                                                                                            ------------
TECHNOLOGY -- 17.9%
  American Bank Note Holographics, Inc.*                                           19,600        184,975
  Ansoft*                                                                          24,800        141,050
  ATMI, Inc.*                                                                      11,000        151,250
  E. Spire Communications*                                                         11,300        135,600
  Intest*                                                                           7,300         34,675
  OnHealth Network Company*                                                        13,200         40,013
  Pinnacle Systems*                                                                 3,500        119,000
  Pegasus Systems*                                                                 16,300        283,212
  Polycom, Inc.*                                                                   20,300        265,169
  Preview Travel*                                                                   2,400         32,550
  Seque Software, Inc.*                                                            19,300        367,906
  Terayon Commnunications Systems, Inc.*                                           31,500        378,000
  Tier Technologies*                                                               18,500        240,500
  TranSwitch Corporation*                                                          15,400        375,375
                                                                                            ------------
                                                                                               2,749,275
                                                                                            ------------
TRANSPORTATION -- 5.4%
  Dynamex*                                                                         35,300        244,894
  Hvide Marine Incorporated*                                                       18,400        139,150
  Providence & Worcester                                                           30,000        333,750

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       SHARES       VALUE
--------------------------------------------------------------------------------------------------------
  Smithway Motor Express, Class A*                                                 11,500   $    110,687
                                                                                            ------------
                                                                                                 828,481
                                                                                            ------------
Total Common Stocks
  (Cost $16,633,872)                                                                          13,886,842
                                                                                            ------------
Total Investments -- 90.2%
  (Cost $16,633,872)                                                                          13,886,842
                                                                                            ------------
OTHER ASSETS AND LIABILITIES -- 9.8%                                                           1,512,490
                                                                                            ------------
Net Assets -- 100%                                                                          $ 15,399,332
                                                                                            ------------
                                                                                            ------------

* NON-INCOME PRODUCING SECURITY.

International
Equity Fund

FOREIGN COMMON STOCKS -- 99.9%
AUSTRALIA -- 0.0%
  Cable & Wireless Optus Rights*(1)                                                   4,320      $     1,837
                                                                                                 -----------
FINLAND -- 3.5%
  Nokia, Series A                                                                     2,103          191,626
                                                                                                 -----------
FRANCE -- 6.8%
  AXA                                                                                 1,530          172,922
  STMicroelectronics*                                                                 3,161          193,420
                                                                                                 -----------
                                                                                                     366,342
                                                                                                 -----------
GERMANY -- 9.9%
  Adidas                                                                                100           11,713
  Bayerische Motoren Werke AG                                                           246          173,327
  Bayerische Motoren Werke -
    New *                                                                                11            7,505
  Bayerische Vereinsbank                                                              2,030          161,169
  Hoechst AG                                                                          4,385          183,205
                                                                                                 -----------
                                                                                                     536,919
                                                                                                 -----------
ITALY -- 3.2%
  Telecom Italia SPA                                                                 34,218          172,496
                                                                                                 -----------
JAPAN -- 14.6%
  KAO Corp                                                                            8,000          161,991
  Nippon Telegraph & Telephone                                                           19          148,674
  Secom                                                                               2,000          148,434
  Sony                                                                                2,400          152,381
  Tokyo Electric Power Co                                                             7,000          177,177
                                                                                                 -----------
                                                                                                     788,657
                                                                                                 -----------
MALAYSIA -- 0.0%
  Malayan Banking (1)                                                                 3,000            2,541
                                                                                                 -----------
NETHERLANDS -- 9.4%
  Getronics                                                                           4,225          175,286

------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                          SHARES         VALUE
------------------------------------------------------------------------------------------------------------
  Gucci Group NV                                                                      4,922      $   180,489
  Philips Electronics                                                                 2,874          152,930
                                                                                                 -----------
                                                                                                     508,705
                                                                                                 -----------
SPAIN -- 3.3%
  Telefonica de Espana                                                                3,958          178,772
                                                                                                 -----------
SWEDEN -- 7.7%
  Ericsson LM, Series B                                                               7,831          176,579
  Securitas, Series B                                                                 6,208           76,354
  Skandia Forsakrings AB                                                             12,907          164,535
                                                                                                 -----------
                                                                                                     417,468
                                                                                                 -----------
SWITZERLAND -- 10.2%
  Compagnie Financiere Richemont                                                        141          187,237
  Novartis, Registered                                                                  106          190,808
  UBS AG, Registered                                                                    640          175,404
                                                                                                 -----------
                                                                                                     553,449
                                                                                                 -----------
UNITED KINGDOM -- 31.3%
  Barclays Bank                                                                       8,306          177,429
  BG Plc                                                                                700            4,588
  Colt Telecom Group Plc *                                                           16,033          206,674
  Flextech Plc                                                                       19,295          180,890
  Logica Plc                                                                          5,994          202,447
  National Power                                                                      3,315           28,747
  Rolls Royce                                                                        42,982          158,663
  Securicor Plc                                                                      24,636          181,470
  Standard Chartered Bank                                                            16,947          182,283
  Vodafone Group                                                                     13,971          186,877
  Zeneca                                                                              4,798          184,262
                                                                                                 -----------
                                                                                                   1,694,330
                                                                                                 -----------
Total Foreign Common Stocks
   (Cost $5,071,021)                                                                               5,413,142
                                                                                                 -----------
FOREIGN PREFERRED STOCK -- 0.2%
GERMANY -- 0.2%
  SAP                                                                                    20            9,745
                                                                                                 -----------
Total Foreign Preferred Stock
   (Cost $3,266)                                                                                       9,745
                                                                                                 -----------
Total Investments -- 100.1%
   (Cost $5,074,287)                                                                               5,422,887
                                                                                                 -----------
OTHER ASSETS AND LIABILITIES -- (0.1%)                                                                (4,022)
                                                                                                 -----------
Net Assets -- 100%                                                                               $ 5,418,865
                                                                                                 -----------
                                                                                                 -----------

* NON-INCOME PRODUCING SECURITY.

(1)SECURITY FAIR VALUED USING METHODS DETERMINED IN GOOD FAITH BY THE VALUATION COMMITTEE OF THE BOARD OF TRUSTEES.

    The accompanying notes are an integral part of the financial statements.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1998

European
Equity Growth Fund

---------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                        SHARES       VALUE
---------------------------------------------------------------------------------------------------------
FOREIGN COMMON STOCKS -- 98.5%
AUSTRIA -- 0.8%
  Bank Austria                                                                       6,500   $    353,638
                                                                                             ------------
DENMARK -- 1.8%
  Danisco                                                                            7,939        438,732
  Novo Nordisk, Series B                                                             3,250        379,337
                                                                                             ------------
                                                                                                  818,069
                                                                                             ------------
FINLAND -- 2.8%
  Nokia, Series A                                                                    9,000        820,081
  Orion-Yhtymae, Series B                                                            6,000        144,125
  Pohjola                                                                            7,500        305,223
                                                                                             ------------
                                                                                                1,269,429
                                                                                             ------------
FRANCE -- 15.4%
  Accor                                                                              1,400        294,034
  Alcatel Alsthom                                                                    3,700        412,184
  AXA                                                                                6,510        735,765
  Banque Nationale de Paris, Series A                                                7,597        481,127
  Carrefour                                                                            330        219,030
  Casino Guichard Perrachon                                                          7,500        746,423
  Elf Aquitaine                                                                      3,000        347,161
  Imetal                                                                             3,500        375,416
  Lagardere Group                                                                   15,000        603,617
  Rhodia*                                                                           10,500        174,795
  S.G.E.                                                                             7,500        360,389
  Sanofi                                                                             5,000        782,867
  St. Gobain                                                                         2,855        422,354
  Total, Series B                                                                    4,000        461,442
  TV Francaise                                                                       3,500        578,242
                                                                                             ------------
                                                                                                6,994,846
                                                                                             ------------
GERMANY -- 9.5%
  Allianz                                                                            1,500        514,400
  Bayerische Motoren Werke                                                             500        351,666
  Bayerische Vereinsbank                                                             9,500        754,241
  Dresdner Bank                                                                      5,290        206,004
  Hoechst AG                                                                        12,350        515,981
  Mannesmann                                                                         7,800        767,615
  VEBA                                                                               9,300        519,381
  Volkswagen                                                                         9,270        696,803
                                                                                             ------------
                                                                                                4,326,091
                                                                                             ------------
ITALY -- 5.7%
  Banca di Roma                                                                    160,000        279,274
  ENI SPA                                                                           75,000        446,282
  Telecom Italia                                                                    85,000        614,726
  Telecom Italia Mobile                                                             74,200        430,880
  Unicredito Italiano SPA                                                          155,000        832,450
                                                                                             ------------
                                                                                                2,603,612
                                                                                             ------------
NETHERLANDS -- 10.3%
  Aegon                                                                              9,070        787,063
  Akzo Nobel                                                                        12,000        466,377
  Getronics                                                                         11,000        456,366
  ING Groep                                                                         10,363        501,503
  Koninklijke Ahold NV                                                              26,588        883,887
  Koninklijke KPN NV                                                                17,203        668,590

---------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                        SHARES       VALUE
---------------------------------------------------------------------------------------------------------
  Philips Electronics                                                                5,930   $    315,544
  Royal Dutch Petroleum                                                             12,000        579,438
  TNT Post Group NV                                                                    203          5,434
                                                                                             ------------
                                                                                                4,664,202
                                                                                             ------------
SPAIN -- 5.3%
  Banco Bilbao Vizcaya*                                                             37,000        499,253
  Banco Popular                                                                      6,100        376,890
  Empresa Nacional de Electricidad                                                  22,000        554,647
  Telefonica de Espana                                                              22,000        993,677
                                                                                             ------------
                                                                                                2,424,467
                                                                                             ------------
SWEDEN -- 7.4%
  Assa Abloy, Series B                                                              15,900        633,530
  Astra AB, Series A                                                                29,000        470,000
  Astra AB, Series B                                                                13,333        209,254
  Ericsson LM, Series B                                                             13,000        293,134
  Granges                                                                           32,000        418,177
  Securitas, Series B                                                               35,200        432,936
  Skandia Forsakrings AB                                                            34,000        433,422
  Volvo, Series B                                                                   21,000        453,345
                                                                                             ------------
                                                                                                3,343,798
                                                                                             ------------
SWITZERLAND -- 9.4%
  Adecco                                                                               600        239,026
  Compagnie Financiere Richemont                                                       350        464,773
  Credit Suisse Group                                                                1,550        238,132
  Nestle, Registered                                                                   350        743,637
  Novartis, Registered                                                                 480        864,036
  Roche Holding                                                                         80        932,497
  UBS, Registered                                                                    2,800        767,392
                                                                                             ------------
                                                                                                4,249,493
                                                                                             ------------
UNITED KINGDOM -- 30.1%
  Abbey National                                                                    23,000        447,420
  Allied Zurich Plc*                                                                13,425        155,076
  Associated British Foods                                                          28,000        262,499
  Barclays Bank                                                                     20,000        427,230
  Bass                                                                              17,160        209,568
  BBA Group                                                                         32,318        199,913
  BG Plc                                                                            62,544        409,920
  BICC                                                                              23,090         19,327
  Blue Circle Industries                                                            51,000        278,336
  British Aerospace                                                                 41,048        307,316
  British Energy Plc                                                                24,000        234,642
  British Petroleum                                                                 60,930        912,416
  British Telecommunications                                                        73,900        955,087
  Cable & Wireless                                                                  17,000        190,680
  Centrica*                                                                         58,241        114,076
  Colt Telecom Group Plc*                                                           10,480        135,093
  Diageo Plc                                                                        19,736        213,108
  Emap Publishing Plc                                                               12,000        204,307
  General Electric                                                                  52,000        418,848
  Glaxo Wellcome Plc                                                                36,500      1,134,102
  Granada Group                                                                     21,500        317,582
  Great Universal Stores                                                            21,000        225,702
  Hammerson                                                                         43,000        261,670
  HSBC Holdings                                                                     10,824        253,686
  Kingfisher                                                                        26,000        229,733
  Lasmo                                                                             89,000        253,291

--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                        SHARES       VALUE
---------------------------------------------------------------------------------------------------------
  Lloyds TBS Group                                                                  17,000   $    209,890
  Logica Plc                                                                           643         21,717
  Morrison Supermarkets                                                             12,243         55,032
  National Power                                                                    18,064        156,648
  Prudential                                                                        20,000        260,155
  Railtrack Group Plc                                                               10,122        272,513
  Reed International Plc                                                            20,000        169,252
  Rolls Royce                                                                       56,500        208,564
  Royal & Sun Alliance Insurance Group                                              44,605        408,463
  Securicor Plc                                                                     37,845        278,768
  Sedgwick Group                                                                    46,520        174,839
  Smithkline Beecham Plc                                                            54,700        679,474
  Smiths Industries                                                                 12,510        167,544
  Standard Chartered Bank                                                           28,000        301,171
  Tate & Lyle                                                                       28,000        164,062
  Thomson Travel Group Plc                                                          52,000        124,486
  Tomkins Plc                                                                       63,000        291,620
  Unilever                                                                          28,000        281,249
  United News & Media                                                               21,000        232,382
  Vodafone Group                                                                    32,000        428,034
                                                                                             ------------
                                                                                               13,656,491
                                                                                             ------------
Total Foreign Common Stocks
  (Cost $37,673,128)                                                                           44,704,136
                                                                                             ------------
Total Investments -- 98.5%
  (Cost $37,673,128)                                                                           44,704,136
                                                                                             ------------
OTHER ASSETS AND LIABILITIES, NET -- 1.5%                                                         682,736
                                                                                             ------------
Net Assets -- 100%                                                                           $ 45,386,872
                                                                                             ------------
                                                                                             ------------

* NON-INCOME PRODUCING SECURITY.

International Small
Cap Equity Fund

FOREIGN COMMON STOCKS -- 91.9%
AUSTRIA -- 0.8%
  RHI AG                                                                              6,100   $    191,064
                                                                                              ------------

DENMARK -- 0.9%
  Topdanmark                                                                            675        121,126
  William Demant                                                                      1,777        100,178
                                                                                              ------------
                                                                                                   221,304
                                                                                              ------------
FINLAND -- 1.1%
  Talentum Oy B Shares                                                               11,793        182,608
  Tamro Yhtymae                                                                      18,000         96,480
                                                                                              ------------
                                                                                                   279,088
                                                                                              ------------
FRANCE -- 8.2%
  Altran Technologies SA                                                              2,100        410,816
  Deveaux SA                                                                          1,208        177,183
  Eurotunnel SA                                                                      99,000        113,138
  Genset ADR*                                                                        10,500        308,438
  Hachette Filipacchi Medias                                                          1,000        191,667
  Imetal                                                                                711         76,263

----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                        SHARES        VALUE
----------------------------------------------------------------------------------------------------------
  Manutan                                                                             1,173   $     90,564
  Montupet                                                                            8,000        355,332
  Sidel Bearer                                                                        3,800        280,392
                                                                                              ------------
                                                                                                 2,003,793
                                                                                              ------------
GERMANY -- 4.9%
  Berliner Kraft Und Licht                                                            8,173        486,048
  Cewe Color Holding                                                                    995        166,704
  GEA                                                                                 5,579        153,260
  Qiagen*                                                                             3,200        194,400
  SGL Carbon                                                                          2,610        206,430
                                                                                              ------------
                                                                                                 1,206,842
                                                                                              ------------
INDONESIA -- 0.0%
  Bank Panin Warrants                                                                    46              0
                                                                                              ------------
IRELAND -- 0.5%
  CBT Group Public ADR*                                                              11,100        132,506
                                                                                              ------------
ITALY -- 5.6%
  Autogrill SPA                                                                      28,400        216,310
  Banca Popolare di Bergamo                                                           8,458        172,924
  Banca Popolare di Brescia                                                          11,500        270,913
  Beghelli SPA *                                                                     78,500        187,802
  Ciga                                                                              148,400        112,305
  Gruppo Editoriale L'espresso                                                       11,100         98,905
  Poligrafici Editoriale                                                             46,196         98,113
  Seat Pagine Gialle                                                                330,000        206,434
                                                                                              ------------
                                                                                                 1,363,706
                                                                                              ------------
JAPAN -- 19.8%
  Aucnet, Inc.                                                                        3,100         61,175
  Bellsystem 24, Inc.                                                                 1,000        192,192
  C. Uyemura & Co.                                                                    8,000        192,879
  Chubu Sekiwa Real Estate                                                           22,700        118,613
  Circle K Japan Co.                                                                  3,000        118,147
  Disco Corp.                                                                         6,000        169,884
  Fuji Machine Mfg. Co., Ltd.                                                         5,000        147,147
  Fuji Seal, Inc.                                                                     3,000        138,996
  Fujimi Inc.                                                                         6,000        200,772
  Hitachi Maxell Ltd.                                                                10,000        142,428
  Ibiden Co, Ltd.                                                                    16,000        242,986
  Itoen, Ltd.                                                                         5,000        208,065
  Kaneshita Construction                                                             11,000         57,100
  Kuroda Electric Co. Ltd.                                                            6,000         83,398
  Meitec Corp.                                                                        4,200         81,081
  Misumi Corp.                                                                        9,700        156,465
  Mitsui High -- Tec, Inc.                                                            4,000         91,463
  Nichiha Corp.                                                                      13,000         91,463
  Nichii Gakkan Co.                                                                   5,000        178,035
  Nitto Boseki Co., Ltd.                                                             60,000        138,996
  OSG Corp.                                                                          30,000        141,570
  Otsuka Kagu                                                                         3,000        164,736
  Sanyo Chemical Ind., Ltd.                                                          18,000        152,124
  Shima Seiki Mfg., Ltd.                                                              4,700        147,190
  Shimamura Co., Ltd.                                                                 4,100        162,523
  Shinko Electric Ind. Co. Ltd.                                                       4,800        168,855
  Sumitomo Bakelite Co., Ltd.                                                        17,000        113,771
  Tokyo Ohka Kogyo Co. Ltd                                                           11,000        275,118
  Tokyo Seimitsu Co., Ltd.                                                            7,000        219,219

    The accompanying notes are an integral part of the financial statements.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1998
 International Small
Cap Equity Fund, continued

----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                        SHARES        VALUE
----------------------------------------------------------------------------------------------------------
  Tomoegawa Paper Co. Ltd.                                                           70,000   $    135,135
  Union Tool Co.                                                                        900         33,127
  Yamato Kogyo Co., Ltd.                                                             27,000        122,780
  Yasunaga Corp.                                                                      8,000         32,947
  Yonekyu Corp.                                                                       9,500        146,881
                                                                                              ------------
                                                                                                 4,827,261
                                                                                              ------------
NETHERLANDS -- 6.5%
  Fugro NV                                                                           16,700        452,362
  Hunter Douglas NV                                                                   6,300        225,962
  IHC Caland                                                                          4,300        194,511
  Laurus NV                                                                           7,750        194,993
  Randstad Holding NV                                                                 3,600        192,718
  Wolters Kluwer                                                                      1,706        330,603
                                                                                              ------------
                                                                                                 1,591,149
                                                                                              ------------
NORWAY -- 1.7%
  Ekornes                                                                            24,000        220,017
  Tomra Systems                                                                       7,107        199,801
                                                                                              ------------
                                                                                                   419,818
                                                                                              ------------
PORTUGAL -- 0.8%
  Brisa -- Auto Estradas                                                              3,800        184,132
                                                                                              ------------
SPAIN -- 3.3%
  Aldeasa SA                                                                          2,800         95,448
  Baron de Ley*                                                                      10,500        350,844
  Superdiplo SA*                                                                     13,800        357,225
                                                                                              ------------
                                                                                                   803,517
                                                                                              ------------
SWEDEN -- 4.4%
  Assa Abloy, Series B                                                                9,600        382,509
  Europolitan Holdings                                                                4,600        397,806
  Securitas AB                                                                       16,488        202,791
  Semcon AB                                                                          10,000         86,480
                                                                                              ------------
                                                                                                 1,069,586
                                                                                              ------------
SWITZERLAND -- 9.8%
  Attisholz Holding                                                                     128         90,653
  Bachem AG Registered                                                                  280        373,884
  Bank Sarasin & Cie                                                                    140        221,025
  Ciba Specialty Chemicals, Registered                                                2,350        240,981
  Compagnie Financiere Richemont                                                        235        312,062
  Holderbank Financiere Glarus                                                          300        333,973
  Kudelski*                                                                              24        265,585
  SAirgroup                                                                             610        153,906
  Valora Holding                                                                      1,500        403,357
                                                                                              ------------
                                                                                                 2,395,426
                                                                                              ------------
UNITED KINGDOM -- 23.6%
  Aegis Group Plc                                                                   112,689        174,504
  Barratt Developments                                                               41,021        158,635
  BBA Group                                                                          10,188         63,021
  Bunzl                                                                              61,043        282,050
  Burmah Castrol Plc                                                                  6,806        103,685
  Capita Group                                                                       13,631        137,146
  Capital Shopping Centers                                                           11,521         65,963
  Cattles Plc                                                                         8,970         91,001

----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                        SHARES        VALUE
----------------------------------------------------------------------------------------------------------
  Close Brothers Group Plc                                                            9,322   $     88,486
  Daily Mail & General Trust, Series A                                                7,138        262,535
  Debenhams Plc                                                                      25,732        164,989
  EMAP Publishing Plc                                                                11,157        189,955
  Forth Ports                                                                        20,912        177,319
  Glynwed International                                                              24,925         73,857
  Hanson Plc                                                                         21,337        150,204
  Inchcape                                                                           57,135         99,476
  Laird Group                                                                        31,968         78,403
  Lasmo                                                                              66,360        188,859
  London Clubs Int'l                                                                 45,324        102,434
  Lonrho Plc                                                                         26,885        146,277
  Next                                                                               11,874        100,385
  Northern Rock Plc                                                                  14,561        127,977
  PIC Int'l Group Plc                                                                22,930         30,134
  Pillar Property Plc                                                                73,112        282,737
  RMC Group                                                                          14,198        206,789
  Sage Group (The)                                                                   11,975        257,107
  Scapa Group Plc                                                                    49,745         91,606
  Scottish Hydro -- Electric Plc                                                     16,814        172,690
  Securicor Plc                                                                      45,282        333,549
  SIG Plc                                                                            91,555        222,245
  Smith & Nephew Plc                                                                 45,095        122,677
  Stagecoach Holdings Plc                                                            96,780        375,885
  Telewest Communications Plc                                                        70,666        165,623
  TI Group Plc                                                                       18,784        111,948
  United Assurance Group Plc                                                         19,520        190,024
  Vitec Group Plc                                                                    19,786        162,968
                                                                                              ------------
                                                                                                 5,753,143
                                                                                              ------------
Total Foreign Common Stocks
  (Cost $23,042,257)                                                                            22,442,335
                                                                                              ------------
FOREIGN PREFERRED STOCKS -- 4.8%
GERMANY
  Boss (Hugo)                                                                           210        316,972
  Henkel KGAA                                                                         3,127        267,144
  Marschollek Lauten                                                                    730        372,426
  Rhoen Klinikum                                                                      1,990        204,250
                                                                                              ------------
Total Foreign Preferred Stocks
  (Cost $851,009)                                                                                1,160,792
                                                                                              ------------

                                                                                     FACE
                                                                                   AMOUNT(1)
                                                                                  -----------
FOREIGN CONVERTIBLE BOND -- 0.4%
  Sanwa Shutter Corp.
    0.900%, 03/31/06
    (Cost $94,062)                                                                 14,000,000        102,102
                                                                                                ------------
Total Investments -- 97.1%
  (Cost $23,987,328)                                                                              23,705,229
                                                                                                ------------
OTHER ASSETS AND LIABILITIES, NET -- 2.9%                                                            705,115
                                                                                                ------------
Net Assets -- 100.0%                                                                            $ 24,410,344
                                                                                                ------------
                                                                                                ------------

*NON-INCOME PRODUCING SECURITY
ADR  AMERICAN DEPOSITORY RECEIPT
(1)  IN LOCAL CURRENCY UNLESS OTHERWISE INDICATED

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

European Small
Cap Equity Fund

-----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                         SHARES         VALUE
-----------------------------------------------------------------------------------------------------------
FOREIGN COMMON STOCKS -- 92.8%
AUSTRIA -- 1.0%
  RHI AG                                                                                970     $    30,383
                                                                                                -----------
DENMARK -- 1.1%
  Topdanmark*                                                                            90          16,151
  William Demant Holdings                                                               280          15,785
                                                                                                -----------
                                                                                                     31,936
                                                                                                -----------
FINLAND -- 0.5%
  Tamro Yhtymae                                                                       2,700          14,472
                                                                                                -----------
FRANCE -- 10.8%
  Altran Technologies                                                                   300          58,688
  Deveaux                                                                               200          29,335
  Eurotunnel Units                                                                   15,500          17,713
  Hachette Filipacchi Medias                                                            140          26,833
  Genset ADR*                                                                         1,640          48,175
  Imetal                                                                                240          25,743
  Manutan                                                                               140          10,809
  Montupet SA                                                                         1,250          55,521
  Sidel Bearer                                                                          600          44,272
                                                                                                -----------
                                                                                                    317,089
                                                                                                -----------
GERMANY -- 6.7%
  Berliner Kraft Und Licht                                                            1,350          80,284
  Cewe Color Holding                                                                    150          25,131
  GEA                                                                                   800          21,977
  Qiagen*                                                                               500          30,375
  SGL Carbon                                                                            450          35,591
                                                                                                -----------
                                                                                                    193,358
                                                                                                -----------
IRELAND -- 1.7%
  Anglo Irish                                                                        12,500          30,343
  CBT Group ADR Plc*                                                                  1,700          20,294
                                                                                                -----------
                                                                                                     50,637
                                                                                                -----------
ITALY -- 7.5%
  Autogrill SPA                                                                       4,000          30,466
  Banca Popolare di Bergamo                                                           1,300          26,579
  Banca Popolare di Brescia                                                           1,847          43,511
  Beghelli SPA*                                                                      12,800          30,622
  Ciga                                                                               30,000          22,703
  Gruppo Editoriale L'espresso                                                        2,200          19,603
  Poligrafici Editoriale SPA                                                          7,200          15,292
  Seat Pagine Gialle SPA*                                                            51,000          31,903
                                                                                                -----------
                                                                                                    220,679
                                                                                                -----------
NETHERLANDS -- 8.4%
  Fugro                                                                               2,750          74,491
  Hunter Douglas                                                                      1,000          35,867
  IHC Caland                                                                            660          29,855
  Randstad Holding                                                                      600          32,120
  Wolters Kluwer                                                                        380          73,640
                                                                                                -----------
                                                                                                    245,973
                                                                                                -----------
NORWAY -- 1.9%
  Ekornes                                                                             3,000          27,502
  Tomra Systems                                                                       1,000          28,113
                                                                                                -----------
                                                                                                     55,615
                                                                                                -----------

-----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                         SHARES         VALUE
-----------------------------------------------------------------------------------------------------------
PORTUGAL -- 1.1%
  Brisa-Auto Estradas de Portugal Privatization                                         650     $    31,496
                                                                                                -----------
SPAIN -- 4.2%
  Aldeasa                                                                               450          15,340
  Baron de Ley*                                                                       1,600          53,462
  Superdiplo*                                                                         2,100          54,360
                                                                                                -----------
                                                                                                    123,162
                                                                                                -----------
SWEDEN -- 5.5%
  Assa Abloy, Series B                                                                1,530          60,962
  Europolitan Holdings                                                                  670          57,941
  Securitas, Series B                                                                 2,520          30,994
  Semcon                                                                              1,300          11,242
                                                                                                -----------
                                                                                                    161,139
                                                                                                -----------
SWITZERLAND -- 13.1%
  Bachem Feinchemikalien*                                                                40          53,412
  Bank Sarasin & Cie, Series B                                                           25          39,469
  Ciba Specialty Chemicals                                                              390          39,993
  Compagnie Financiere Richemont                                                         50          66,396
  Holderbank Financiere Glarus                                                           47          52,322
  Kudelski*                                                                               4          44,264
  Sairgroup*                                                                             95          23,969
  Valora Holdings                                                                       235          63,193
                                                                                                -----------
                                                                                                    383,018
                                                                                                -----------
UNITED KINGDOM -- 29.3%
  Aegis Group Plc                                                                    16,167          25,035
  Barratt Developments Plc                                                            4,955          19,162
  BBA Group Plc                                                                       1,396           8,635
  Bradford Properties Plc                                                             5,413          18,939
  Bunzl Plc                                                                           8,758          40,466
  Burmah Castrol Plc                                                                    870          13,254
  Capita Group                                                                        3,122          31,412
  Capital Shopping Centres                                                            1,578           9,035
  Cattles Plc                                                                         2,628          26,661
  Close Brothers Group Plc                                                              826           7,841
  Daily Mail & General Trust, Series A                                                1,024          37,663
  Debenhams Plc                                                                       2,676          17,158
  Dennis Group Plc                                                                    1,794          13,966
  Emap Plc                                                                            1,601          27,258
  Forth Ports Plc                                                                     2,865          24,293
  Glynwed International Ordinary                                                      5,497          16,288
  Hanson Plc                                                                          3,081          21,689
  Inchcape Plc                                                                        7,150          12,449
  Laird Group                                                                         3,325           8,155
  Lasmo Plc                                                                           9,746          27,737
  London Clubs International                                                          6,502          14,695
  Lonrho Plc                                                                          3,883          21,127
  Next                                                                                1,715          14,499
  Northern Rock Plc                                                                   2,103          18,483
  PIC International Group Plc                                                         3,141           4,128
  Pillar Property Investment Plc                                                      9,663          37,368
  RMC Group                                                                           2,028          29,537
  Sage Group Plc                                                                      1,391          29,865
  Scapa Group Plc                                                                     8,392          15,454
  Scottish Hydro-Electric                                                             2,303          23,653

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1998

 European Small
Cap Equity Fund, continued

-----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                         SHARES         VALUE
-----------------------------------------------------------------------------------------------------------
  Securicor                                                                           6,496     $    47,850
  Sheffield Insulations Plc*                                                          6,891          16,728
  SIG Plc                                                                             6,309          15,315
  Smith & Nephew Plc                                                                  6,222          16,926
  Stagecoach Holdings Plc                                                            13,885          53,928
  TeleWest Communications Plc*                                                       11,861          27,799
  TI Group                                                                            2,543          15,156
  United Assurance Group Plc                                                          2,674          26,031
  Vitec Group Plc                                                                     2,839          23,384
                                                                                                -----------
                                                                                                    859,022
                                                                                                -----------
Total Foreign Common Stocks
  (Cost $2,652,147)                                                                               2,717,979
                                                                                                -----------
FOREIGN PREFERRED STOCKS -- 7.6%
GERMANY -- 7.6%
  Boss (Hugo)                                                                            35          52,829
  Henkel KGAA                                                                           430          36,735
  Jil Sander                                                                             90          39,938
  Marschollek Lauten                                                                    120          61,221
  Rhoen Klinikum                                                                        320          32,844
                                                                                                -----------
Total Foreign Preferred Stocks
  (Cost $110,032)                                                                                   223,567
                                                                                                -----------
Total Investments -- 100.4%
  (Cost $2,762,179)                                                                             $ 2,941,546
                                                                                                -----------
OTHER ASSETS AND LIABILITIES,
  NET -- (0.4%)                                                                                     (11,695)
                                                                                                -----------
Net Assets -- 100.0%                                                                            $ 2,929,851
                                                                                                -----------
                                                                                                -----------

* NON-INCOME PRODUCING SECURITY
ADR  AMERICAN DEPOSITORY RECEIPT

Emerging Markets
Equity Fund

FOREIGN COMMON STOCKS -- 89.2%
ARGENTINA -- 5.6%
  Banco de Galicia ADR                                                                     11,812   $    201,542
  Perez Companc, Class B                                                                   94,400        466,490
  Telecom Argentina ADR                                                                    29,900        964,275
  YPF ADR                                                                                  32,300        934,681
                                                                                                    ------------
                                                                                                       2,566,988
                                                                                                    ------------
BRAZIL -- 6.6%
  Cerj*                                                                               843,093,000        275,636
  CVRD ADR                                                                                 36,100        544,735
  Electrobras                                                                          12,815,000        277,162
  Telebras ADR                                                                             23,380      1,775,419
  Unibanco GDR                                                                              9,400        164,500
                                                                                                    ------------
                                                                                                       3,037,452
                                                                                                    ------------
CANADA -- 0.0%
  Atacama Minerals*                                                                       132,500         41,218
                                                                                                    ------------

----------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                           SHARES           VALUE
----------------------------------------------------------------------------------------------------------------

CHILE -- 4.1%
  Andina ADR                                                                               19,400   $    258,262
  CTC ADR                                                                                  28,900        633,994
  DyS ADR                                                                                  33,900        440,700
  Enersis ADR                                                                              26,200        546,925
                                                                                                    ------------
                                                                                                       1,879,881
                                                                                                    ------------
COLOMBIA -- 0.4%
  Cadenalco ADR*                                                                           44,300        177,200
                                                                                                    ------------
CZECH REPUBLIC -- 0.9%
  IF Zivnobanka                                                                             3,000         40,635
  Komercni Banka ADR                                                                       21,000         89,775
  SPT Telecom                                                                              19,000        287,150
                                                                                                    ------------
                                                                                                         417,560
                                                                                                    ------------
GREECE -- 7.3%
  Alpha Credit Bank                                                                        10,074        804,657
  Attica Enterprises                                                                       39,820        291,267
  Ergo Bank                                                                                 8,478        752,586
  Goody's                                                                                  17,320        442,488
  Stet Hellas Telecom ADR                                                                  23,650        620,812
  Titan Cement                                                                              7,330        452,872
                                                                                                    ------------
                                                                                                       3,364,682
                                                                                                    ------------
HONG KONG -- 0.5%
  China Telecom*                                                                          122,000        229,193
                                                                                                    ------------
HUNGARY -- 4.2%
  Matav, Registered                                                                       171,000        889,092
  Mol                                                                                      13,000        291,655
  OTB Bank                                                                                 16,703        594,549
  Raba                                                                                     19,200        149,209
                                                                                                    ------------
                                                                                                       1,924,505
                                                                                                    ------------
INDIA -- 7.3%
  Asea Brown Boveri                                                                        14,033        158,213
  Associated Cement Company*                                                               12,500        271,092
  Bajaj Auto                                                                               14,225        185,890
  BSES                                                                                      3,100         10,944
  BSES Limited GDR                                                                         17,000        210,375
  EIH Limited                                                                                 205          1,166
  Hindustan Lever                                                                          15,300        578,782
  Hindustan Petroleum                                                                      23,000        144,486
  Housing Development Finance*                                                              2,800        147,467
  ICICI Limited                                                                           113,000        107,733
  Infosys Technologies Ltd                                                                  5,000        285,900
  ITC Limited                                                                              21,600        356,687
  Mahanagar Telephone Nigam                                                                34,300        148,127
  Mahindra & Mahindra*                                                                        700          2,430
  NIIT Limited                                                                              3,000         89,894
  Ranbaxy Laboratories                                                                     20,000        235,634
  Reliance Industries                                                                      56,900        147,705
  State Bank of India                                                                      71,000        261,799
                                                                                                    ------------
                                                                                                       3,344,324
                                                                                                    ------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                           SHARES           VALUE
----------------------------------------------------------------------------------------------------------------
INDONESIA -- 0.0%
  Bank Panin Warrants*                                                                         85   $          0
                                                                                                    ------------
ISRAEL -- 3.2%
  Bank Leumi Le-Israel                                                                    282,000        359,131
  Blue Square Chain Stores*                                                                39,800        506,858
  Elite Industries*                                                                         2,800         73,738
  Makhteshim Agan Industries*                                                             162,996        288,323
  Tadiran ADR                                                                               7,900        232,556
                                                                                                    ------------
                                                                                                       1,460,606
                                                                                                    ------------
KOREA -- 4.1%
  Dae Duck Electronics Company                                                                660         46,868
  Korea Electric Power Corp.                                                               32,000        569,913
  Pohang Iron & Steel                                                                      12,296        540,483
  Samsung Display Devices                                                                   4,144        155,459
  Samsung Electronics                                                                      11,766        481,519
  Samsung Electronics GDR 144A                                                                293          6,658
  SK Telecom                                                                                  160         75,544
                                                                                                    ------------
                                                                                                       1,876,444
                                                                                                    ------------
MALAYSIA -- 1.3%
  Berjaya Sports Toto (2)                                                                  45,000         25,359
  Genting Berhad (2)                                                                       25,000         31,998
  IOI Corp (2)                                                                            220,000         60,773
  Litrak Holdings* (2)                                                                    150,000         66,575
  Malayan Banking (2)                                                                      55,000         46,593
  MNI Holdings Berhad (2)                                                                 120,000         81,768
  Rothmans of Pall Mall (2)                                                                17,000         56,667
  Telekom Malaysia* (2)                                                                   110,000        136,740
  Tenaga Nasional (2)                                                                     120,000         95,028
                                                                                                    ------------
                                                                                                         601,501
                                                                                                    ------------
MEXICO -- 16.0%
  Bancomer                                                                                506,300        104,185
  Cemex Series B                                                                          105,100        291,135
  Cifra                                                                                   489,764        663,808
  Desc Series C                                                                           560,000        526,316
  Desc, ADR                                                                                14,700        277,462
  Femsa                                                                                   429,600      1,107,152
  Geo GDS                                                                                  29,600        204,986
  Geo, Series B                                                                           165,000        285,665
  Grupo Carso                                                                              85,200        294,592
  Grupo Modelo, Series C                                                                  408,000        859,755
  Kimberly Clark, Series A                                                                128,400        376,003
  Panamco, Class A                                                                          6,800        137,700
  Sigma Alimentos, Series B                                                               237,279        363,853
  Televisa GDR 144A                                                                         8,700        235,988
  Telmex ADR                                                                               31,400      1,658,313
                                                                                                    ------------
                                                                                                       7,386,913
                                                                                                    ------------
PAKISTAN -- 0.0%
  Pakistan State Oil*                                                                       5,900          5,818
                                                                                                    ------------

----------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                           SHARES           VALUE
----------------------------------------------------------------------------------------------------------------
PERU -- 1.8%
  Buenaventura ADR                                                                         34,000   $    416,500
  Telefonica de Peru ADR                                                                   33,100        430,300
                                                                                                    ------------
                                                                                                         846,800
                                                                                                    ------------
PHILLIPINES -- 0.9%
  International Container Terminal Services                                               685,500         45,870
  Manila Electric                                                                          75,000        221,190
  SM Prime Holdings                                                                     1,000,000        168,525
                                                                                                    ------------
                                                                                                         435,585
                                                                                                    ------------
POLAND -- 2.1%
  Bank Przemyslowo-Handlowy                                                                 5,120        331,377
  Elektrim                                                                                 31,050        369,482
  Exbud                                                                                     7,780         72,257
  Kety*                                                                                     6,900         44,458
  Wielkopolski Bank Kredytowy                                                              20,000        128,864
                                                                                                    ------------
                                                                                                         946,438
                                                                                                    ------------
PORTUGAL -- 0.0%
  Jeronimo Martins                                                                             30          1,300
                                                                                                    ------------
ROMANIA -- 0.3%
  Alro*                                                                                     9,500         30,597
  Dacia*                                                                                1,300,000         61,725
  Romcim                                                                                    8,000         43,221
  Terapia                                                                                  42,000         20,945
                                                                                                    ------------
                                                                                                         156,488
                                                                                                    ------------
SOUTH AFRICA -- 8.4%
  ABSA                                                                                     52,900        288,245
  Anglo American Gold Investment                                                            5,700        272,908
  Barlow                                                                                   45,100        213,515
  CG Smith Foods                                                                           21,050        203,073
  De Beers Centenary Linked Units                                                          21,350        297,508
  Fedsure Holdings                                                                         22,100        219,125
  Illovo Sugar                                                                            144,100        123,569
  Liberty Life                                                                             14,000        240,107
  McCarthy Retail Limited                                                                 375,000         67,664
  Metropolitan Life                                                                        96,100        175,976
  Minorco                                                                                  25,200        432,193
  Nampak                                                                                   85,900        160,367
  New Clicks Holdings                                                                     259,956        267,038
  Rembrandt Group                                                                          49,400        329,186
  Sasol                                                                                    64,200        314,835
  South Africa Breweries                                                                   14,788        287,438
                                                                                                    ------------
                                                                                                       3,892,747
                                                                                                    ------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1998
 Emerging Markets
Equity Fund, continued

----------------------------------------------------------------------------------------------------------------
                                                                                      SHARES/
DESCRIPTION                                                                       FACE AMOUNT(1)       VALUE
----------------------------------------------------------------------------------------------------------------
TAIWAN -- 8.6%
  Advanced Semiconductor Engineering GDR*                                                  24,120   $    310,545
  Asia Cement GDR 144A                                                                     58,627        542,300
  Asutek Computer GDR                                                                      93,100        712,215
  China Steel GDR                                                                           4,600         64,745
  Fubon Insurance GDR*                                                                     68,180        860,774
  Standard Foods GDR*                                                                      42,800        497,550
  Taiwan Semiconductor ADR*                                                                64,409        962,109
                                                                                                    ------------
                                                                                                       3,950,238
                                                                                                    ------------
THAILAND -- 1.5%
  Advanced Info Services                                                                   23,000        169,002
  Bangkok Bank                                                                             22,300         33,986
  Bec World Plc                                                                            29,400        179,224
  Cogeneration Public                                                                      75,000         32,658
  PTT Exploration                                                                          18,500        178,228
  Thai Farmers Bank                                                                        60,000         75,929
                                                                                                    ------------
                                                                                                         669,027
                                                                                                    ------------
TURKEY -- 2.6%
  Ardem                                                                                 7,020,000        112,123
  Hurriyet                                                                             12,465,000        170,958
  T. Garanti Bank                                                                      10,500,000        182,288
  Tansas                                                                                2,640,000        256,662
  Vestel                                                                                2,200,000        179,511
  Yapi ve Kredi Bank                                                                   24,405,000        275,399
                                                                                                    ------------
                                                                                                       1,176,941
                                                                                                    ------------
OTHER -- 1.5%
  Framlington Maghreb Fund                                                                 12,500        178,125
  Mauritius Fund Limited                                                                   49,000        343,000
  Oryx Fund Limited*                                                                       17,000        195,500
                                                                                                    ------------
                                                                                                         716,625
                                                                                                    ------------
  Total Foreign Common Stocks
    (Cost $54,702,286)                                                                                41,106,474
                                                                                                    ------------
FOREIGN PREFERRED STOCKS -- 5.8%
BRAZIL--5.5%
  Bradesco                                                                             51,940,000        296,078
  Brahma                                                                                  640,000        300,444
  Cemig                                                                                28,838,312        560,859
  Electrobras                                                                          19,666,000        455,010
  Itaubanco                                                                               930,000        452,183
  Petrobras                                                                             3,727,100        468,660
                                                                                                    ------------
                                                                                                       2,533,234
                                                                                                    ------------
COLOMBIA -- 0.3%
  Banco Gondero ADR                                                                        17,800        127,938
                                                                                                    ------------
  Total Foreign Preferred Stocks
    (Cost $4,217,789)                                                                                  2,661,172
                                                                                                    ------------
FOREIGN CONVERTIBLE BONDS -- 2.8%
TAIWAN -- 2.8%
  Far Eastern Department Stores
      3.00% 7/6/01                                                                  $     225,000        203,625
  Nan Ya Plastics
      1.75% 7/19/01                                                                       638,000        702,483

----------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT(1)       VALUE
----------------------------------------------------------------------------------------------------------------
  Yang Ming Marine
      2.00% 10/06/01                                                                $     328,000   $    379,660
                                                                                                    ------------
  Total Foreign Convertible Bonds
    (Cost $1,393,599)                                                                                  1,285,768
                                                                                                    ------------
Total Investments -- 97.8%
  (Cost $60,313,674)                                                                                  45,053,414
                                                                                                    ------------
OTHER ASSETS AND LIABILITIES, NET -- 2.2%                                                              1,026,541
                                                                                                    ------------
Net Assets -- 100%                                                                                  $ 46,079,955
                                                                                                    ------------
                                                                                                    ------------

* NON-INCOME PRODUCING SECURITY
ADR  AMERICAN DEPOSITORY RECEIPT
GDR  GLOBAL DEPOSITORY RECEIPT
144A SECURITY EXEMPT FROM REGISTRATION UNDER 144A OF THE SECURITY ACT OF
     1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
     REGISTRATION, NORMALLY TO QUALIFIED BUYERS.

(1) IN LOCAL CURRENCY UNLESS OTHERWISE INDICATED.
(2) SECURITY FAIR VALUED USING METHODS DETERMINED IN GOOD FAITH BY THE VALUATION COMMITTEE OF THE BOARD OF TRUSTEES.

Global Fixed
Income Fund

FOREIGN BONDS -- 49.7%
GERMANY -- 18.3%
  Federal Republic of Germany
    4.500%, 02/22/02                                                                     2,200,000   $  1,366,934
    4.500%, 02/18/03                                                                     3,100,000      1,931,089
    6.875%, 05/12/05                                                                     4,770,000      3,351,435
    6.500%, 07/04/27                                                                     3,400,000      2,464,656
    5.625%, 01/04/28 (2)                                                                 2,500,000      1,600,555
                                                                                                     ------------
                                                                                                       10,714,669
                                                                                                     ------------
ITALY -- 13.6%
  Republic of Italy
    4.750%, 05/01/03                                                                 1,900,000,000      1,198,185
    10.000%, 08/01/03                                                                1,950,000,000      1,499,650
    7.750%, 11/01/06                                                                 2,830,000,000      2,113,183
    5.000%, 05/01/08                                                                 4,960,000,000      3,147,268
                                                                                                     ------------
                                                                                                        7,958,286
                                                                                                     ------------
JAPAN -- 3.8%
  European Investment Bank
    3.000%, 09/20/06                                                                   144,000,000      1,446,525
  International Bank for Reconstruction & Development
    2.000%, 02/18/08                                                                    80,000,000        757,124
                                                                                                     ------------
                                                                                                        2,203,649
                                                                                                     ------------
NETHERLANDS -- 7.0%
  Government of the Netherlands
    5.250%, 07/15/08                                                                     7,080,000      4,091,431
                                                                                                     ------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                        FACE AMOUNT(1)       VALUE
-----------------------------------------------------------------------------------------------------------------
UNITED KINGDOM -- 7.0%
  Lloyds Bank Plc
    7.750%, 06/18/07                                                                     1,150,000   $  2,108,667
  UBS
    8.000%, 01/08/07 (2)                                                                 1,090,000      1,980,119
                                                                                                     ------------
                                                                                                        4,088,786
                                                                                                     ------------
Total Foreign Bonds
  (Cost $26,953,120)                                                                                   29,056,821
                                                                                                     ------------
UNITED STATES -- 46.8%
U.S. TREASURY NOTES -- 27.5%
    5.875%, 07/31/99                                                                       105,000        106,068
    6.000%, 08/15/00                                                                       990,000      1,019,925
    6.500%, 05/31/01 (2)                                                                 4,570,000      4,808,499
    6.250%, 01/31/02                                                                     1,410,000      1,488,828
    5.750%, 10/31/02                                                                     1,700,000      1,782,875
    7.875%, 11/15/04 (2)                                                                 4,380,000      5,143,763
    7.000%, 07/15/06                                                                     1,500,000      1,725,938
                                                                                                     ------------
Total U.S. Treasury Notes
  (Cost $15,809,873)                                                                                   16,075,896
                                                                                                     ------------
U.S. TREASURY BONDS -- 10.1%
    8.500%, 02/15/20                                                                     1,200,000      1,666,357
    7.125%, 02/15/23                                                                     3,410,000      4,208,813
                                                                                                     ------------
Total U.S. Treasury Bonds
  (Cost $5,538,470)                                                                                     5,875,170
                                                                                                     ------------
CORPORATE OBLIGATION -- 1.2%
  General Electric Capital
    8.125%, 02/23/07
      (Cost $649,392)                                                                      615,000        724,972
                                                                                                     ------------
ASSET-BACKED SECURITIES -- 7.1%
  American Express Credit
    Account Master Trust Series 1997-1
    6.400%, 04/15/05 (2)                                                                 3,050,000      3,180,154
  Premier Auto Trust Series: 1996-4,
    Series A, Class A3
    6.200%, 11/06/00                                                                       953,877        963,327
                                                                                                     ------------
Total Asset-Backed Securities
  (Cost $4,031,653)                                                                                     4,143,481
                                                                                                     ------------
SOVEREIGN EMERGING DEBT BONDS -- 0.9%
ARGENTINA -- 0.2%
  Republic of Argentina
    11.375%, 01/30/17                                                                      100,000         96,000
                                                                                                     ------------
BRAZIL -- 0.1%
  Republic of Brazil
    10.125%, 05/15/27                                                                      140,000         91,350
                                                                                                     ------------
BULGARIA -- 0.2%
  Republic of Bulgaria IAB FRN
    6.688%, 07/28/11                                                                       150,000         99,375
                                                                                                     ------------

-----------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                        FACE AMOUNT(1)       VALUE
-----------------------------------------------------------------------------------------------------------------
MEXICO -- 0.1%
  United Mexican States
    11.500%, 05/15/26                                                                       75,000   $     77,250
                                                                                                     ------------
VENEZUELA -- 0.3%
  Republic of Venezuela DCB FRN
    6.625%, 12/18/07                                                                       250,000        148,750
                                                                                                     ------------
Total Sovereign Emerging Debt Bonds (Cost $513,846)                                                       512,725
                                                                                                     ------------
Total United States (Cost $26,543,234)                                                                 27,332,244
                                                                                                     ------------
OPTIONS -- 0.0%
  Japanese Yen Put Option Strike price 137, expiring 12/18/98
    (Cost $98,976)                                                                 JPY 445,000,000          1,928
                                                                                                     ------------
Total Investments -- 96.5%
  (Cost $53,595,330)                                                                                 $ 56,390,993
                                                                                                     ------------
OTHER ASSETS AND LIABILITIES, NET -- 3.5%                                                               2,030,629
                                                                                                     ------------
Net Assets -- 100.0%                                                                                 $ 58,421,622
                                                                                                     ------------
                                                                                                     ------------

(1)  IN LOCAL CURRENCY UNLESS OTHERWISE INDICATED.
(2)  SECURITIES SEGREGATED TO COLLATERALIZE FORWARD EXCHANGE FOREIGN CONTRACTS
     WITH AN AGGREGATE MARKET VALUE OF $16,713,090.
DCB  DEBT CONVERTIBLE BOND
FRN  FLOATING RATE NOTE
IAB  INTEREST ARREARS BOND
JPY  JAPANESE YEN

Core Global Fixed
Income Fund

FOREIGN BONDS -- 49.2%
GERMANY -- 17.9%
  Federal Republic of Germany
    4.500%, 02/22/02                                                                     1,000,000   $    621,334
    4.500%, 02/18/03                                                                     2,200,000      1,370,450
    6.875%, 05/12/05                                                                     2,550,000      1,791,648
    6.500%, 07/04/27                                                                       905,000        656,033
    5.625%, 01/04/28                                                                     2,440,000      1,562,142
                                                                                                     ------------
                                                                                                        6,001,607
                                                                                                     ------------
ITALY -- 13.0%
  Republic of Italy
    4.750%, 05/01/03                                                                 1,100,000,000        693,686
    10.000%, 08/01/03                                                                  540,000,000        415,288
    7.750%, 11/01/06                                                                 3,190,000,000      2,381,998
    5.000%, 05/01/08                                                                 1,390,000,000        881,996
                                                                                                     ------------
                                                                                                        4,372,968
                                                                                                     ------------

    The accompanying notes are an integral part of the financial statements.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1998
 Core Global Fixed
Income Fund, continued

-----------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                        FACE AMOUNT(1)       VALUE
-----------------------------------------------------------------------------------------------------------------
JAPAN -- 4.5%
  European Investment Bank
    3.000%, 09/20/06                                                                    16,000,000   $    160,725
    2.125%, 09/20/07                                                                   143,000,000      1,356,999
                                                                                                     ------------
                                                                                                        1,517,724
                                                                                                     ------------
NETHERLANDS -- 7.4%
  Government of the Netherlands
    5.250%, 07/15/08                                                                     4,300,000      2,484,908
                                                                                                     ------------
UNITED KINGDOM -- 6.4%
  Lloyds Bank Plc
    7.750%, 06/18/07                                                                       590,000      1,081,838
  UBS
    8.000%, 01/08/07                                                                       590,000      1,071,807
                                                                                                     ------------
                                                                                                        2,153,645
                                                                                                     ------------
Total Foreign Bonds
  (Cost $15,430,914)                                                                                   16,530,852
                                                                                                     ------------
UNITED STATES -- 46.5%
SUPRANATIONAL -- 0.5%
  International Bank for Reconstruction & Development
    9.750%, 01/23/16
      (Cost $169,925)                                                                      125,000        175,902
                                                                                                     ------------
CORPORATE OBLIGATION -- 1.4%
  General Electric Capital
    8.125%, 02/23/07 (Cost $409,298)                                                       365,000        430,268
                                                                                                     ------------
ASSET-BACKED SECURITIES -- 6.1%
  American Express Credit
    Account Master Trust Series 1997-1
    6.400%, 04/15/05                                                                       950,000        990,540
  Citibank Credit Card Master
    Trust 1, Series 1997-7, Class A
    6.350%, 08/15/02                                                                       710,000        741,227
  Premium Auto Trust Series 1996-4
    Series A, Class A3
    6.200%, 11/06/00                                                                       298,086        301,040
                                                                                                     ------------
Total Asset-Backed Securities
  (Cost $1,981,485)                                                                                     2,032,807
                                                                                                     ------------
U.S. TREASURY NOTES -- 28.9%
    7.125%, 09/30/99(2)                                                                  2,045,000      2,093,844
    6.000%, 08/15/00                                                                       310,000        319,371
    6.500%, 05/31/01                                                                     2,130,000      2,241,160
    6.250%, 01/31/02                                                                       900,000        950,316
    5.750%, 10/31/02                                                                     1,600,000      1,678,000
    7.875%, 11/15/04                                                                     1,350,000      1,585,406

-----------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                        FACE AMOUNT(1)       VALUE
-----------------------------------------------------------------------------------------------------------------
    7.000%, 07/15/06                                                                       750,000   $    862,969
                                                                                                     ------------
Total U.S. Treasury Notes
  (Cost $9,642,632)                                                                                     9,731,066
                                                                                                     ------------
U.S. TREASURY BONDS -- 9.6%
    8.500%, 02/15/20                                                                       430,000        597,111
    7.125%, 02/15/23                                                                     2,135,000      2,635,137
                                                                                                     ------------
Total U.S. Treasury Bonds
  (Cost $3,022,054)                                                                                     3,232,248
                                                                                                     ------------
Total United States
  (Cost $15,225,394)                                                                                   15,602,291
                                                                                                     ------------
OPTIONS -- 0.0%
  Japanese Yen Put Option, Strike price 137, expiring 12/18/98
    (Cost $38,923)                                                                 JPY 175,000,000            759
                                                                                                     ------------
Total Investments -- 95.7%
  (Cost $30,695,231)                                                                                 $ 32,133,902
                                                                                                     ------------
OTHER ASSETS AND LIABILITIES, NET -- 4.3%                                                               1,450,729
                                                                                                     ------------
Net Assets -- 100.0%                                                                                 $ 33,584,631
                                                                                                     ------------
                                                                                                     ------------

(1)  IN LOCAL CURRENCY UNLESS OTHERWISE INDICATED.
(2)  SECURITIES SEGREGATED TO COLLATERALIZE FORWARD EXCHANGE FOREIGN CONTRACTS
     WITH AN AGGREGATE MARKET VALUE OF $2,093,844.
JPY  JAPANESE YEN

International Fixed
Income Fund

FOREIGN BONDS -- 93.4%
AUSTRALIA -- 4.6%
  Government of Australia
    9.500%, 08/15/03                                                                     1,200,000   $    907,070
                                                                                                     ------------
CANADA -- 1.3%
  Government of Canada
    8.000%, 06/01/27                                                                       285,000        251,308
                                                                                                     ------------
DENMARK -- 6.6%
  Kingdom of Denmark
    8.000%, 05/15/03                                                                     1,200,000        219,381
  Kingdom of Denmark
    7.000%, 12/15/04                                                                     1,050,000        189,439
  Kingdom of Denmark
    8.000%, 03/15/06                                                                     4,600,000        882,457
                                                                                                     ------------
                                                                                                        1,291,277
                                                                                                     ------------
FRANCE -- 4.6%
  Government of France
    4.500%, 07/12/03                                                                     4,800,000        892,426
                                                                                                     ------------
GERMANY -- 20.0%
  Federal Republic of Germany
    4.500%, 02/22/02                                                                       570,000        354,160
  LKB Bad-Wurt Fin
    6.625%, 08/20/03                                                                       900,000        604,510

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                        FACE AMOUNT(1)       VALUE
-----------------------------------------------------------------------------------------------------------------
  KFW International Finance
    6.250%, 10/15/03 (2)                                                                 1,200,000   $    807,596
  Federal Republic of Germany
    6.875%, 05/12/05                                                                       890,000        625,320
  Federal Republic of Germany
    6.250%, 01/04/24                                                                     1,180,000        828,263
  Federal Republic of Germany
    5.625%, 01/04/28                                                                     1,070,000        685,038
                                                                                                     ------------
                                                                                                        3,904,887
                                                                                                     ------------
ITALY -- 20.3%
  Istituto Mobiliare Italian Bank
    7.500%, 12/10/01                                                                 1,300,000,000        873,907
  DSL Bank
    7.750%, 05/27/02                                                                 1,100,000,000        739,807
  General Electric
    6.125%, 07/31/02                                                                 1,100,000,000        723,359
  Republic of Italy
    7.800%, 11/12/03                                                                   325,000,000        230,689
  Republic of Italy
    9.500%, 02/01/06 (2)                                                               750,000,000        607,130
  Republic of Italy
    7.750%, 11/01/06                                                                 1,050,000,000        784,043
                                                                                                     ------------
                                                                                                        3,958,935
                                                                                                     ------------
JAPAN -- 11.3%
  Export-Import Bank of Japan
    2.875%, 07/28/05                                                                    90,000,000        851,737
  European Investment Bank
    3.000%, 09/20/06                                                                    97,000,000        974,395
  Federal National Mortgage Association
    2.125%, 10/09/07                                                                    40,000,000        381,672
                                                                                                     ------------
                                                                                                        2,207,804
                                                                                                     ------------
NETHERLANDS -- 7.5%
  Government of the Netherlands
    5.250%, 07/15/08 (2)                                                                 2,530,000      1,462,051
                                                                                                     ------------
SPAIN -- 7.4%
  Kingdom of Spain
    8.000%, 05/30/04 (2)                                                               170,000,000      1,443,484
                                                                                                     ------------
UNITED KINGDOM -- 9.8%
  Lloyds Bank plc
    7.750%, 06/18/07                                                                       330,000        605,095
  UBS
    8.000%, 01/08/07                                                                       575,000      1,044,557
  United Kingdom Treasury
    7.250%, 12/07/07                                                                       140,000        272,155
                                                                                                     ------------
                                                                                                        1,921,807
                                                                                                     ------------
Total Foreign Bonds -- 93.4%
  (Cost $17,106,166)                                                                                   18,241,049
                                                                                                     ------------

-----------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                        FACE AMOUNT(1)       VALUE
-----------------------------------------------------------------------------------------------------------------
TIME DEPOSIT -- 1.6%(1)
CANADA -- 1.6%
  Royal Bank of Canada
    5.000%, 11/06/98
      (Cost $308,406)                                                                      475,808   $    308,406
                                                                                                     ------------
OPTIONS -- 0.0%
  Japanese Yen Put Option Strike Price, 137 expiring 12/18/98
    (Cost $34,474)                                                                 JPY 155,000,000            671
                                                                                                     ------------
Total Investments -- 95.0%
  (Cost $17,449,046)                                                                                 $ 18,550,126
                                                                                                     ------------
OTHER ASSETS AND LIABILITIES, NET -- 5.0%                                                                 970,679
                                                                                                     ------------
Net Assets -- 100.0%                                                                                 $ 19,520,805
                                                                                                     ------------
                                                                                                     ------------

(1)  IN LOCAL CURRENCY UNLESS OTHERWISE INDICATED
(2)  SECURITIES SEGREGATED TO COLLATERALIZE FORWARD EXCHANGE CONTRACTS WITH AN
     AGGREGATE MARKET VALUE OF $4,320,261.
JPY  JAPANESE YEN

Emerging Markets
Debt Fund

FOREIGN BONDS -- 82.4%
ARGENTINA -- 18.9%
  Government of Argentina FRB Series L
    6.625%, 03/31/05                                                                         282,000   $    232,876
  Telefonica de Argentina
    9.125%, 05/07/08                                                                       1,000,000        870,000
  Telefonica de Argentina 144A
    9.125%, 05/07/08                                                                         100,000         87,000
  Government of Argentina
    11.375%, 01/30/17                                                                      4,200,000      4,034,000
  Government of Argentina FRN
    6.625%, 03/31/23                                                                       3,750,000      2,587,500
  Government of Argentina Par Series L
    5.750%, 03/31/23                                                                       3,950,000      2,740,313
                                                                                                       ------------
                                                                                                         10,551,689
                                                                                                       ------------
BRAZIL -- 23.1%
  Government of Brazil FRN Series L
    6.125%, 04/15/06                                                                         384,000        243,360
  Government of Brazil FLIRB Series L
    5.000%, 04/15/09                                                                       5,000,000      2,350,000
    4.500%, 04/15/09                                                                         250,000        116,875
  Government of Brazil DCB FRN Series L
    6.188%, 04/15/12                                                                       6,750,000      3,543,750
  Government of Brazil C Bond PIK
    8.000%, 04/15/14                                                                       6,241,386      3,854,056

    The accompanying notes are an integral part of the financial statements.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1998
 Emerging Markets
Debt Fund, continued

-------------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                         FACE AMOUNT(1)        VALUE
-------------------------------------------------------------------------------------------------------------------
  Government of Brazil FRN Series ZL
    6.125%, 04/15/24                                                                       4,650,000   $  2,749,313
                                                                                                       ------------
                                                                                                         12,857,354
                                                                                                       ------------
BULGARIA -- 4.6%
  Government of Bulgaria IAB
    6.688%, 07/28/11                                                                       2,050,000      1,358,125
  Government of Bulgaria Tranche A FRN
    6.688%, 07/28/24                                                                       1,700,000      1,190,000
                                                                                                       ------------
                                                                                                          2,548,125
                                                                                                       ------------
CROATIA -- 1.3%
  Government of Croatia FRN
    6.563%, 07/31/06                                                                         969,063        734,857
                                                                                                       ------------
IVORY COAST -- 4.1%
  Government of Ivory Coast FLIRB
    1.900%, 03/31/18                                                                       3,731,250        154,447
  Ivory Coast PDI (2)
    2.000%, 03/31/18                                                                       9,500,000      2,137,500
                                                                                                       ------------
                                                                                                          2,291,947
                                                                                                       ------------
JORDAN -- 3.0%
  Government of Jordan Par
    5.000%, 12/23/23                                                                       3,250,000      1,658,033
                                                                                                       ------------
MEXICO -- 8.7%
  Petroleos Mexicano
    9.250%, 03/30/18                                                                       3,300,000      2,640,000
  United Mexican States
    11.500%, 05/15/26                                                                      2,150,000      2,214,500
  United Mexican States Warrants 06/30/03*                                                 1,153,000             --
                                                                                                       ------------
                                                                                                          4,854,500
                                                                                                       ------------
NIGERIA -- 3.7%
  Central Bank of Nigeria Par
    6.250%, 11/15/20                                                                       3,250,000      2,015,000
  Central Bank of Nigeria Warrants
    11/15/20*                                                                                 13,500             --
                                                                                                       ------------
                                                                                                          2,015,000
                                                                                                       ------------
PANAMA -- 2.6%
  Government of Panama IRB
    4.000%, 07/17/14                                                                       2,000,000      1,445,000
                                                                                                       ------------
PERU -- 2.0%
  Republic of Peru PDI
    4.000%, 03/07/17                                                                       2,000,000      1,137,500
                                                                                                       ------------
POLAND -- 2.0%
  Government of Poland Par
    3.000%, 10/27/24                                                                       1,700,000      1,122,000
                                                                                                       ------------
RUSSIA -- .1%
  Government of Russia IAN FRN
    6.625%, 12/15/15                                                                         200,000         20,000
  Russia IAN 144A FRN
    6.625%, 12/15/15                                                                          92,458          9,245
                                                                                                       ------------
                                                                                                             29,245
                                                                                                       ------------

-------------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                         FACE AMOUNT(1)        VALUE
-------------------------------------------------------------------------------------------------------------------
VENEZUELA -- 8.3%
  Government of Venezuela FRN
    6.625%, 12/18/07                                                                       3,845,230   $  2,287,912
  Government of Venezuela DCB
    13.625%, 08/15/18                                                                      1,000,000        712,500
  Government of Venezuela Warrants
    04/18/20*                                                                                  5,355             --
  Government of Venezuela
    9.250%, 09/15/27                                                                       2,750,000      1,650,000
                                                                                                       ------------
                                                                                                          4,650,412
                                                                                                       ------------
Total Foreign Bonds
  (Cost $47,788,396)                                                                                     45,895,662
                                                                                                       ------------
LOAN PARTICIPATIONS -- 11.3%(3)
ALGERIA -- 4.6%
  Algeria Tranche A FRN
    (Chase Manhattan)
    6.375%, 03/04/00                                                                       3,071,363      2,549,232
MOROCCO -- 4.0%
  Government of Morocco FRN
    (Morgan Guaranty Trust Company of New York)
    6.563%, 01/01/09                                                                       2,950,000      2,212,500
RUSSIA -- 2.7%
  Government of Russia-Principal Loan FRN(4)
    (Chase Manhattan, Bank of America, ING Securities, JP Morgan, Union Bank of
    Switzerland)
    6.625%, 12/15/20                                                                      21,200,000      1,537,000
                                                                                                       ------------
Total Loan Participations
  (Cost $6,584,439)                                                                                       6,298,732
                                                                                                       ------------
Total Investments -- 93.7%
  (Cost $54,372,835)                                                                                   $ 52,194,394
                                                                                                       ------------
OTHER ASSETS AND LIABILITIES, NET -- 6.3%                                                                 3,507,500
                                                                                                       ------------
Total Net Assets -- 100.0%                                                                             $ 55,701,894
                                                                                                       ------------
                                                                                                       ------------

DCB    DEBT CONVERTIBLE BOND
FLIRB  FRONT LOADED INTEREST REDUCTION BOND
FRB    FLOATING RATE BOND
FRN    FLOATING RATE NOTE. THE RATE REFLECTED ON THE SCHEDULE OF INVESTMENTS IS
       THE RATE IN EFFECT ON OCTOBER 31, 1998.
IAB    INTEREST ARREARS BOND
IAN    INTEREST ARREARS NOTE
IRB    INTEREST REVENUE BOND
PDI    PAST DUE INCOME
PIK    PAYMENT IN KIND
PRIN   PRINCIPAL LOAN
(1)    IN U.S. DOLLARS UNLESS OTHERWISE INDICATED.
(2)    IN FRENCH FRANCS.
(3)    PARTICIPATIONS WERE ACQUIRED THROUGH FINANCIAL INSTITUTIONS INDICATED
       PARENTHETICALLY. SEE NOTE 6.
(4)    PORTION OF INCOME EARNED IS CAPITALIZED AS RUSSIAN INTEREST IN ARREARS
       NOTES.
144A   SECURITY EXEMPT FROM REGISTRATION UNDER 144A OF THE SECURITY ACT OF
       1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
       REGISTRATION, NORMALLY TO QUALIFIED BUYERS.
AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
*NON-INCOME PRODUCING SECURITY.

    The accompanying notes are an integral part of the financial statements.

                     (THIS PAGE LEFT BLANK INTENTIONALLY.)

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1998

                                     --------------   --------------   ------------   ------------   ------------   -----------
                                                                        SHORT-TERM     SHORT-TERM
                                       MUNICIPAL          FIXED         MUNICIPAL        FIXED        HIGH YIELD      SMALLER
                                          BOND            INCOME           BOND          INCOME          BOND        COMPANIES
                                          FUND             FUND            FUND           FUND           FUND          FUND
                                     --------------   --------------   ------------   ------------   ------------   -----------
ASSETS
  Investment at Value(1)             $  569,818,884   $1,237,373,502   $ 53,172,782   $ 19,856,359   $ 90,568,684   $ 5,684,516
  Cash                                    3,813,270               --         18,301        273,342      2,342,915       103,893
  Foreign Currency(1)                            --               --             --             --             --            --
  Receivable for Securities Sold                 --       25,914,257             --        741,285      9,352,986        46,434
  Receivable for Capital Shares
    Issued                                2,177,137       19,560,980        850,298             --          1,949        20,029
  Dividend and Interest Receivable        9,549,488       17,916,700        938,656        265,449      2,229,694         2,010
  Receivable for Foreign Taxes
    Withheld                                     --               --             --             --             --            --
  Unrealized Appreciation on
    Forward Currency Contracts                   --               --             --             --             --            --
  Prepaid Expenses and Other Assets              --               --             --             22             --            --
  Due from Adviser                               --               --             --             --             --         2,432
                                     --------------   --------------   ------------   ------------   ------------   -----------
Total Assets                         $  585,358,779   $1,300,765,439   $ 54,980,037   $ 21,136,457   $104,496,228   $ 5,859,314
                                     --------------   --------------   ------------   ------------   ------------   -----------
LIABILITIES
  Due to Adviser                     $       58,283   $      466,887   $      9,635   $      1,211   $     12,521   $        --
  Due to Custodian                               --       10,187,566             --             --             --            --
  Payable for Securities Purchased        8,476,646       19,951,611        107,161        838,960     11,661,794       109,224
  Payable for Capital Shares
    Redeemed                                289,635        3,628,981         13,858             --             --        11,317
  Dividend Payable                          395,450        1,491,867         20,068         87,651             --            --
  Unrealized Depreciation on
    Forward Currency Contracts                   --               --             --             --             --            --
  Accrued Expenses and Other
    Liabilities                             269,500          290,811         23,644          7,177         52,884         7,769
                                     --------------   --------------   ------------   ------------   ------------   -----------
Total Liabilities                    $    9,489,514   $   36,017,723   $    174,366   $    934,999   $ 11,727,199   $   128,310
                                     --------------   --------------   ------------   ------------   ------------   -----------
Net Assets                           $  575,869,265   $1,264,747,716   $ 54,805,671   $ 20,201,458   $ 92,769,029   $ 5,731,004
                                     --------------   --------------   ------------   ------------   ------------   -----------
                                     --------------   --------------   ------------   ------------   ------------   -----------
SHARES OUTSTANDING AT OCTOBER 31,
  1998
  Institutional Shares                   50,509,285      116,080,913      5,244,924      1,993,340     10,636,017       422,077
  Service Shares                            453,646          140,853         42,086             --          9,344        89,166
NET ASSET VALUE PER SHARE AT
  OCTOBER 31, 1998
  Institutional Shares               $        11.30   $        10.88   $      10.37   $      10.13   $       8.71   $     11.22
  Service Shares                     $        11.30   $        10.88   $      10.37            n/a   $       8.71   $     11.18
COMPOSITION OF NET ASSETS
  Capital Shares of Institutional
    Shares (unlimited authorization
    $0.001 par value). Based on
    Outstanding Shares of
    Beneficial Interest              $  552,722,053   $1,212,671,162   $ 53,777,622   $ 19,981,197   $104,284,018   $ 4,779,227
  Capital Shares of Service Shares
    (unlimited authorization $0.001
    par value). Based on
    Outstanding Shares of
    Beneficial Interest                   4,988,832        1,382,695        432,753             --         81,239     1,196,446
  Undistributed Net Investment
    Income (Loss)                            (8,781)         (85,975)            --         (5,324)            --        16,055
  Accumulated Net Realized Gains
    (Losses) from Securities,
    Forward Currency Contracts and
    Foreign Currency Transactions         2,509,390       19,543,533        (86,257)        37,114     (3,842,821)     (124,685)
  Net Unrealized Appreciation
    (Depreciation) on Investments        15,657,771       31,236,301        681,553        188,471     (7,753,407)     (136,039)
  Net Unrealized Appreciation
    (Depreciation) on Foreign
    Currencies and Forward Currency
    Contracts                                    --               --             --             --             --            --
                                     --------------   --------------   ------------   ------------   ------------   -----------
Net Assets, October 31, 1998         $  575,869,265   $1,264,747,716   $ 54,805,671   $ 20,201,458   $ 92,769,029   $ 5,731,004
                                     --------------   --------------   ------------   ------------   ------------   -----------
                                     --------------   --------------   ------------   ------------   ------------   -----------
(1)    COST OF INVESTMENTS AND
  CURRENCY                              Investments         Currency
                                     --------------   --------------
      Municipal Bond Fund            $  554,161,113         $     --
      Fixed Income Fund               1,206,137,201               --
      Short-Term Municipal Bond
        Fund                             52,491,229               --
      Short-Term Fixed Income Fund       19,667,888               --
      High-Yield Bond Fund               98,322,091               --
      Smaller Companies Fund              5,820,555               --
      Microcap Fund                      16,633,872               --
      International Equity Fund           5,074,287          348,582
      European Equity Growth Fund        37,673,128          201,233
      International Small Cap
        Equity Fund                      23,987,328          552,322
      European Small Cap Equity
        Fund                              2,762,179           11,287
      Emerging Markets Equity Fund       60,313,674          667,433
      Global Fixed Income Fund           53,595,330            9,194
      Core Global Fixed Income Fund      30,695,231              489
      International Fixed Income
        Fund                             17,449,046              475
      Emerging Markets Debt Fund         54,372,835              168

(2) AS OF OCTOBER 31, 1998, EMERGING MARKETS EQUITY FUND HELD $327,775 OF MALAYSIAN RINGGIT WHICH WAS FAIR VALUED USING METHODS DETERMINED IN GOOD FAITH BY THE VALUATION COMMITTEE OF THE BOARD OF TRUSTEES.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                                     ------------   --------------   -------------   -------------   ------------
                                                                                     INTERNATIONAL     EUROPEAN
                                                    INTERNATIONAL      EUROPEAN        SMALL CAP      SMALL CAP
                                       MICROCAP         EQUITY       EQUITY GROWTH      EQUITY          EQUITY
                                         FUND            FUND            FUND            FUND            FUND
                                     ------------   --------------   -------------   -------------   ------------
ASSETS
  Investment at Value(1)             $ 13,886,842    $ 5,422,887      $44,704,136     $ 23,705,229   $  2,941,546
  Cash                                  1,913,929             --          456,402          543,417             --
  Foreign Currency(1)                          --        347,758          198,278          551,497         10,860
  Receivable for Securities Sold           47,723          4,997               --          897,986         80,423
  Receivable for Capital Shares
    Issued                                236,154             --               --               --             --
  Dividend and Interest Receivable          1,044          7,102           52,367           45,654          4,603
  Receivable for Foreign Taxes
    Withheld                                   --          5,364           73,923           36,561          3,346
  Unrealized Appreciation on
    Forward Currency Contracts                 --             --               --               --             --
  Prepaid Expenses and Other Assets        10,719             --               --               --             --
  Due from Adviser                             --          7,016               --               --         11,497
                                     ------------   --------------   -------------   -------------   ------------
Total Assets                         $ 16,096,411    $ 5,795,124      $45,485,106     $ 25,780,344   $  3,052,275
                                     ------------   --------------   -------------   -------------   ------------
LIABILITIES
  Due to Adviser                     $     17,986    $        --      $    22,949     $     12,974   $         --
  Due to Custodian                             --         49,537               --               --         27,980
  Payable for Securities Purchased        642,044        241,598           54,022          753,720         85,205
  Payable for Capital Shares
    Redeemed                               23,071             --               --               --             --
  Dividend Payable                             --             --               --               --             --
  Unrealized Depreciation on
    Forward Currency Contracts                 --         72,696               --          572,130             --
  Accrued Expenses and Other
    Liabilities                            13,978         12,428           21,263           31,176          9,239
                                     ------------   --------------   -------------   -------------   ------------
Total Liabilities                    $    697,079    $   376,259      $    98,234     $  1,370,000   $    122,424
                                     ------------   --------------   -------------   -------------   ------------
Net Assets                           $ 15,399,332    $ 5,418,865      $45,386,872     $ 24,410,344   $  2,929,851
                                     ------------   --------------   -------------   -------------   ------------
                                     ------------   --------------   -------------   -------------   ------------
SHARES OUTSTANDING AT OCTOBER 31,
  1998
  Institutional Shares                  1,450,843        450,968        3,361,631        2,754,321        217,295
  Service Shares                          104,917             --               --               --             --
NET ASSET VALUE PER SHARE AT
  OCTOBER 31, 1998
  Institutional Shares               $       9.90    $     12.02      $     13.50     $       8.86   $      13.48
  Service Shares                     $       9.88            n/a              n/a              n/a            n/a
COMPOSITION OF NET ASSETS
  Capital Shares of Institutional
    Shares (unlimited authorization
    $0.001 par value). Based on
    Outstanding Shares of
    Beneficial Interest              $ 18,036,521    $ 4,740,624      $33,338,077     $ 28,909,909   $    329,346
  Capital Shares of Service Shares
    (unlimited authorization $0.001
    par value). Based on
    Outstanding Shares of
    Beneficial Interest                 1,412,933             --               --               --             --
  Undistributed Net Investment
    Income (Loss)                              --         98,817          498,433          594,421         33,139
  Accumulated Net Realized Gains
    (Losses) from Securities,
    Forward Currency Contracts and
    Foreign Currency Transactions      (1,303,092)       300,551        4,516,935       (4,239,855)     2,388,719
  Net Unrealized Appreciation
    (Depreciation) on Investments      (2,747,030)       348,600        7,031,008         (282,099)       179,367
  Net Unrealized Appreciation
    (Depreciation) on Foreign
    Currencies and Forward Currency
    Contracts                                  --        (69,727)           2,419         (572,032)          (720)
                                     ------------   --------------   -------------   -------------   ------------
Net Assets, October 31, 1998         $ 15,399,332    $ 5,418,865      $45,386,872     $ 24,410,344   $  2,929,851
                                     ------------   --------------   -------------   -------------   ------------
                                     ------------   --------------   -------------   -------------   ------------

                                     --------------     ------------   ------------   -------------   ------------
                                        EMERGING           GLOBAL          CORE       INTERNATIONAL     EMERGING
                                        MARKETS            FIXED       GLOBAL FIXED       FIXED         MARKETS
                                         EQUITY            INCOME         INCOME         INCOME           DEBT
                                          FUND              FUND           FUND           FUND            FUND
                                     --------------     ------------   ------------   -------------   ------------
ASSETS
  Investment at Value(1)             $   45,053,414     $ 56,390,993   $ 32,133,902    $ 18,550,126   $ 52,194,394
  Cash                                    1,329,693(2)            --        344,340         117,706     14,511,319
  Foreign Currency(1)                       665,144            9,619            489           1,172            763
  Receivable for Securities Sold            353,868        2,688,696             --       3,623,284             --
  Receivable for Capital Shares
    Issued                                       --               --             --              --      6,630,000
  Dividend and Interest Receivable          230,386        1,399,702        784,472         556,576      1,475,861
  Receivable for Foreign Taxes
    Withheld                                  3,142               --             --           1,971             --
  Unrealized Appreciation on
    Forward Currency Contracts                   --          602,593        509,670         292,265          1,013
  Prepaid Expenses and Other Assets              --               --          1,226              --             --
  Due from Adviser                            3,482               --          1,617              --         22,739
                                     --------------     ------------   ------------   -------------   ------------
Total Assets                         $   47,639,129     $ 61,091,603   $ 33,775,716    $ 23,143,100   $ 74,836,089
                                     --------------     ------------   ------------   -------------   ------------
LIABILITIES
  Due to Adviser                     $           --     $     17,917   $         --    $      2,264   $         --
  Due to Custodian                               --          908,110             --              --             --
  Payable for Securities Purchased        1,036,093        1,207,025             --       3,288,441     19,097,907
  Payable for Capital Shares
    Redeemed                                     --               --             --              --          4,941
  Dividend Payable                               --               --             --              --             --
  Unrealized Depreciation on
    Forward Currency Contracts              448,048          512,356        170,611         324,531             --
  Accrued Expenses and Other
    Liabilities                              75,033           24,573         20,474           7,059         31,347
                                     --------------     ------------   ------------   -------------   ------------
Total Liabilities                    $    1,559,174     $  2,669,981   $    191,085    $  3,622,295   $ 19,134,195
                                     --------------     ------------   ------------   -------------   ------------
Net Assets                           $   46,079,955     $ 58,421,622   $ 33,584,631    $ 19,520,805   $ 55,701,894
                                     --------------     ------------   ------------   -------------   ------------
                                     --------------     ------------   ------------   -------------   ------------
SHARES OUTSTANDING AT OCTOBER 31,
  1998
  Institutional Shares                    9,375,179        5,144,363      3,061,128       1,782,966      9,574,863
  Service Shares                                 --               --             --              --          3,026
NET ASSET VALUE PER SHARE AT
  OCTOBER 31, 1998
  Institutional Shares               $         4.92     $      11.36   $      10.97    $      10.95   $       5.82
  Service Shares                                n/a              n/a            n/a             n/a   $       5.82
COMPOSITION OF NET ASSETS
  Capital Shares of Institutional
    Shares (unlimited authorization
    $0.001 par value). Based on
    Outstanding Shares of
    Beneficial Interest              $   81,871,604     $ 49,979,007   $ 30,691,626    $ 17,012,784   $109,914,988
  Capital Shares of Service Shares
    (unlimited authorization $0.001
    par value). Based on
    Outstanding Shares of
    Beneficial Interest                          --               --             --              --        182,318
  Undistributed Net Investment
    Income (Loss)                          (213,219)       2,856,066      1,022,828         766,882      7,423,807
  Accumulated Net Realized Gains
    (Losses) from Securities,
    Forward Currency Contracts and
    Foreign Currency Transactions       (19,855,390)       2,676,749         76,963         654,303    (59,370,570)
  Net Unrealized Appreciation
    (Depreciation) on Investments       (15,260,260)       2,795,663      1,438,671       1,101,080     (2,178,441)
  Net Unrealized Appreciation
    (Depreciation) on Foreign
    Currencies and Forward Currency
    Contracts                              (462,780)         114,137        354,543         (14,244)      (270,208)
                                     --------------     ------------   ------------   -------------   ------------
Net Assets, October 31, 1998         $   46,079,955     $ 58,421,622   $ 33,584,631    $ 19,520,805   $ 55,701,894
                                     --------------     ------------   ------------   -------------   ------------
                                     --------------     ------------   ------------   -------------   ------------

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- FOR THE YEAR/PERIOD ENDED OCTOBER 31, 1998

                              ------------   ------------   -----------   -----------   -------------   ------------   ------------
                                                            SHORT-TERM    SHORT-TERM        HIGH
                               MUNICIPAL        FIXED        MUNICIPAL       FIXED          YIELD         SMALLER
                                  BOND          INCOME         BOND         INCOME          BOND         COMPANIES       MICROCAP
                                  FUND           FUND          FUND          FUND         FUND (1)          FUND           FUND
                              ------------   ------------   -----------   -----------   -------------   ------------   ------------
INVESTMENT INCOME:
  Interest                    $ 24,928,949   $ 78,763,945   $1,684,794    $1,087,568    $   3,531,510   $    30,457    $     59,443
  Dividends                             --             --           --            --               --        67,453           9,138
  Less: Foreign Taxes
    Withheld                            --             --           --            --               --            --              --
                              ------------   ------------   -----------   -----------   -------------   ------------   ------------
  Total Investment Income       24,928,949     78,763,945    1,684,794     1,087,568        3,531,510        97,910          68,581
                              ------------   ------------   -----------   -----------   -------------   ------------   ------------
EXPENSES:
  Investment Advisory Fees       1,898,038      4,796,826      134,692        67,313          179,056        64,602         138,127
  Administration Fee               331,733        941,016       60,177        60,177           26,888        60,177          57,677
  Registration & Filing Fees       109,099        189,760       14,546         1,929           33,851            --           4,531
  Custody Fee                       44,382         66,276        3,405         2,393            3,845         3,454           3,023
  Transfer Agency Fee               41,860         69,205       22,746        13,077           11,649        25,787          25,830
  Professional Fee                 154,579        350,713       12,691         5,761           17,166         1,811           3,471
  Printing Fees                     40,687         91,102        3,351           685            5,588           531           1,156
  Servicing Plan Fee (3)             4,151          1,286          891            --               --         1,101           1,506
  Trustees Fee                      20,209         57,290        1,440           690            1,545           290             432
  Miscellaneous                     99,937        145,324       21,272         4,939           11,211         1,463           3,289
                              ------------   ------------   -----------   -----------   -------------   ------------   ------------
  Total Expenses                 2,744,675      6,708,798      275,211       156,964          290,799       159,216         239,042
  Less: Expenses Absorbed by
    Adviser                       (163,285)      (108,777)     (88,986)      (64,906)         (59,475)      (77,361)       (100,301)
                              ------------   ------------   -----------   -----------   -------------   ------------   ------------
  Net Expenses                   2,581,390      6,600,021      186,225        92,058          231,324        81,855         138,741
                              ------------   ------------   -----------   -----------   -------------   ------------   ------------
NET INVESTMENT INCOME (LOSS)    22,347,559     72,163,924    1,498,569       995,510        3,300,186        16,055         (70,160)
                              ------------   ------------   -----------   -----------   -------------   ------------   ------------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY RELATED
  TRANSACTIONS:
  Net Realized Gain (Loss)
    from:
    Investment Transactions      2,514,786     19,843,425      (77,366)       47,847       (3,842,821)     (112,049)     (1,303,092)
    Foreign Currency
      Transactions                      --             --           --            --               --            --              --
  Net Change in Unrealized
    Appreciation
    (Depreciation) on:
    Investments                  4,590,771      3,157,301      399,553        76,471       (7,753,407)     (983,039)     (3,151,030)
    Foreign Currencies,
      Forward Currency
      Contracts, and Other
      Assets and Liabilities
      Denominated in Foreign
      Currencies                        --             --           --            --               --            --              --
                              ------------   ------------   -----------   -----------   -------------   ------------   ------------
    Net Realized and
      Unrealized Gain (Loss)
      on Investments and
      Foreign Currency
      Related Transactions       7,105,557     23,000,726      322,187       124,318      (11,596,228)   (1,095,088)     (4,454,122)
                              ------------   ------------   -----------   -----------   -------------   ------------   ------------
  NET INCREASE (DECREASE) IN
    NET ASSETS FROM
    OPERATIONS                $ 29,453,116   $ 95,164,650   $1,820,756    $1,119,828    $  (8,296,042)  $(1,079,033)   $ (4,524,282)
                              ------------   ------------   -----------   -----------   -------------   ------------   ------------
                              ------------   ------------   -----------   -----------   -------------   ------------   ------------

(1)  HIGH YIELD BOND FUND COMMENCED OPERATIONS ON 03/16/98.
(2)  CORE GLOBAL FIXED INCOME FUND COMMENCED OPERATIONS OF 05/04/98.
(3)  APPLICABLE TO SERVICE SHARES ONLY.
  * NET OF $59,000 DECREASE IN ACCRUED FOREIGN WITHHOLDING TAXES ON NET UNREALIZED CAPITAL GAINS.
AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                              -------------   -----------   -------------   ------------   -------------   -----------
                                               EUROPEAN     INTERNATIONAL     EUROPEAN       EMERGING        GLOBAL
                              INTERNATIONAL     EQUITY        SMALL CAP      SMALL CAP        MARKETS         FIXED
                                 EQUITY         GROWTH         EQUITY          EQUITY         EQUITY         INCOME
                                  FUND           FUND           FUND            FUND           FUND           FUND
                              -------------   -----------   -------------   ------------   -------------   -----------
INVESTMENT INCOME:
  Interest                      $   5,165     $    32,138    $    67,464    $    10,309    $          --   $ 4,281,391
  Dividends                       100,503         932,282        638,858         86,231        1,914,977            --
  Less: Foreign Taxes
    Withheld                       (7,442)        (41,949)       (36,148)        (3,940)        (157,167)       (8,273)
                              -------------   -----------   -------------   ------------   -------------   -----------
  Total Investment Income          98,226         922,471        670,174         92,600        1,757,810     4,273,118
                              -------------   -----------   -------------   ------------   -------------   -----------
EXPENSES:
  Investment Advisory Fees         37,901         319,877        398,018         58,123          815,712       394,210
  Administration Fee               60,177          60,177         60,177         60,177           70,980        68,216
  Registration & Filing Fees           --           5,479             --             --            6,011            --
  Custody Fee                      33,829          81,877        103,565         30,239          266,614        73,958
  Transfer Agency Fee              13,470          15,016         15,032         13,540           15,981        15,735
  Professional Fee                  1,409          13,386          6,185          1,297           19,423        21,149
  Printing Fees                       376           3,519          1,124            158            4,411         4,015
  Servicing Plan Fee (3)               --              --             --             --               --            --
  Trustees Fee                        234           2,014          1,552            247            3,673         3,376
  Miscellaneous                     8,976          14,722          7,739          8,530           38,038        23,730
                              -------------   -----------   -------------   ------------   -------------   -----------
  Total Expenses                  156,372         516,067        593,392        172,311        1,240,843       604,389
  Less: Expenses Absorbed by
    Adviser                      (107,822)       (104,609)       (95,866)       (99,649)        (220,970)     (131,454)
                              -------------   -----------   -------------   ------------   -------------   -----------
  Net Expenses                     48,550         411,458        497,526         72,662        1,019,873       472,935
                              -------------   -----------   -------------   ------------   -------------   -----------
NET INVESTMENT INCOME (LOSS)       49,676         511,013        172,648         19,938          737,937     3,800,183
                              -------------   -----------   -------------   ------------   -------------   -----------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY RELATED
  TRANSACTIONS:
  Net Realized Gain (Loss)
    from:
    Investment Transactions       331,027       4,555,162      2,863,460      2,476,805      (19,044,324)    2,677,674
    Foreign Currency
      Transactions                 59,364         (13,518)       (32,641)         7,506       (1,334,277)      100,762
  Net Change in Unrealized
    Appreciation
    (Depreciation) on:
    Investments                    98,600       1,054,008     (2,122,099)    (1,295,633)      (4,433,260)*     889,663
    Foreign Currencies,
      Forward Currency
      Contracts, and Other
      Assets and Liabilities
      Denominated in Foreign
      Currencies                  (80,727)           (581)      (586,032)        (2,720)        (485,780)     (407,863)
                              -------------   -----------   -------------   ------------   -------------   -----------
    Net Realized and
      Unrealized Gain (Loss)
      on Investments and
      Foreign Currency
      Related Transactions        408,264       5,595,071        122,688      1,185,958      (25,297,641)    3,260,236
                              -------------   -----------   -------------   ------------   -------------   -----------
  NET INCREASE (DECREASE) IN
    NET ASSETS FROM
    OPERATIONS                  $ 457,940     $ 6,106,084    $   295,336    $ 1,205,896    $ (24,559,704)  $ 7,060,419
                              -------------   -----------   -------------   ------------   -------------   -----------
                              -------------   -----------   -------------   ------------   -------------   -----------

                              ------------   -------------   -------------
                                  CORE       INTERNATIONAL     EMERGING
                              GLOBAL FIXED       FIXED          MARKETS
                                 INCOME         INCOME           DEBT
                                FUND (2)         FUND            FUND
                              ------------   -------------   -------------
INVESTMENT INCOME:
  Interest                     $  663,476     $1,187,714     $  15,346,469
  Dividends                            --             --                --
  Less: Foreign Taxes
    Withheld                           --         (2,755)               --
                              ------------   -------------   -------------
  Total Investment Income         663,476      1,184,959        15,346,469
                              ------------   -------------   -------------
EXPENSES:
  Investment Advisory Fees         70,288        120,232         1,408,860
  Administration Fee               10,606         60,177           116,281
  Registration & Filing Fees       21,944          4,309                --
  Custody Fee                      11,684         32,817           245,252
  Transfer Agency Fee               6,794         13,192            36,734
  Professional Fee                  5,586          7,276            14,949
  Printing Fees                     1,986          1,622             3,392
  Servicing Plan Fee (3)               --             --               519
  Trustees Fee                        568          1,046             6,014
  Miscellaneous                     5,097         18,101            18,818
                              ------------   -------------   -------------
  Total Expenses                  134,553        258,772         1,850,819
  Less: Expenses Absorbed by
    Adviser                       (57,237)      (121,922)         (372,894)
                              ------------   -------------   -------------
  Net Expenses                     77,316        136,850         1,477,925
                              ------------   -------------   -------------
NET INVESTMENT INCOME (LOSS)      586,160      1,048,109        13,868,544
                              ------------   -------------   -------------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY RELATED
  TRANSACTIONS:
  Net Realized Gain (Loss)
    from:
    Investment Transactions        76,963        654,484       (59,264,364)
    Foreign Currency
      Transactions                436,668        (69,977)       (2,903,958)
  Net Change in Unrealized
    Appreciation
    (Depreciation) on:
    Investments                 1,438,671        871,080        19,386,559
    Foreign Currencies,
      Forward Currency
      Contracts, and Other
      Assets and Liabilities
      Denominated in Foreign
      Currencies                  354,543       (128,244)         (216,208)
                              ------------   -------------   -------------
    Net Realized and
      Unrealized Gain (Loss)
      on Investments and
      Foreign Currency
      Related Transactions      2,306,845      1,327,343       (42,997,971)
                              ------------   -------------   -------------
  NET INCREASE (DECREASE) IN
    NET ASSETS FROM
    OPERATIONS                 $2,893,005     $2,375,452     $ (29,129,427)
                              ------------   -------------   -------------
                              ------------   -------------   -------------

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

MORGAN GRENFELL INVESTMENT TRUST -- FOR THE YEAR/PERIOD ENDED OCTOBER 31,

                           --------------------------   -----------------------------
                                   MUNICIPAL                        FIXED
                                      BOND                         INCOME
                                      FUND                          FUND
                           --------------------------   -----------------------------
                                              1997                           1997
                                1998          (000)          1998            (000)
                           --------------   ---------   ---------------   -----------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS:
  Net investment income
    (loss)                 $   22,347,559   $  15,269   $    72,163,924   $    58,355
  Net realized gain
    (loss) on investments       2,514,786         112        19,843,425         9,128
  Net realized gain
    (loss) on foreign
    currency transactions              --          --                --            --
  Net change in
    unrealized
    appreciation
    (depreciation) on
    investments                 4,590,771       6,264         3,157,301        15,437
  Net change in
    unrealized gain
    (loss) on foreign
    currency denominated
    balances                           --          --                --            --
                           --------------   ---------   ---------------   -----------
  Net increase (decrease)
    in net assets from
    operations                 29,453,116      21,645        95,164,650        82,920
                           --------------   ---------   ---------------   -----------
DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net Investment Income:
    Institutional Shares      (22,320,826)    (15,243)      (72,511,714)      (58,276)
    Service Shares                (73,052)         (1)          (29,385)           --
  Net Realized Gains from
    Investment
    Transactions:
    Institutional Shares         (105,558)     (2,204)       (8,583,217)           --
    Service Shares                    (91)         --            (9,380)           --
                           --------------   ---------   ---------------   -----------
    Total Distributions       (22,499,527)    (17,448)      (81,133,696)      (58,276)
                           --------------   ---------   ---------------   -----------
CAPITAL SHARE
  TRANSACTIONS:
INSTITUTIONAL SHARES:
  Proceeds from shares
    issued                    298,011,029     145,890       414,156,559       397,158
  Shares issued in lieu
    of cash distributions      16,860,415      13,868        65,825,126        47,532
  Cost of shares
    repurchased              (112,406,600)    (54,645)     (333,768,618)     (124,216)
                           --------------   ---------   ---------------   -----------
  Increase (decrease) in
    net assets from
    Institutional Share
    transactions              202,464,844     105,113       146,213,067       320,474
                           --------------   ---------   ---------------   -----------
SERVICE SHARES:
  Proceeds from shares
    issued                      5,062,392         197         1,544,700            --
  Shares issued in lieu
    of cash distributions          25,205          --            18,511            --
  Cost of shares
    repurchased                  (289,765)         (6)         (180,516)           --
                           --------------   ---------   ---------------   -----------
  Increase (decrease) in
    net assets from
    Service Share
    transactions                4,797,832         191         1,382,695            --
                           --------------   ---------   ---------------   -----------
NET INCREASE (DECREASE)
  IN NET ASSETS FROM
  CAPITAL TRANSACTIONS        207,262,676     105,304       147,595,762       320,474
                           --------------   ---------   ---------------   -----------
  Total Increase
    (Decrease) in Net
    Assets                    214,216,265     109,501       161,626,716       345,118
                           --------------   ---------   ---------------   -----------
NET ASSETS:
    Beginning of Period       361,653,000     252,152     1,103,121,000       758,003
                           --------------   ---------   ---------------   -----------
    End of Period          $  575,869,265   $ 361,653   $ 1,264,747,716   $ 1,103,121
                           --------------   ---------   ---------------   -----------
                           --------------   ---------   ---------------   -----------
CAPITAL SHARE
  TRANSACTIONS:
INSTITUTIONAL SHARES:
  Shares issued                26,295,860      13,267        38,319,732        37,690
  Shares issued in lieu
    of cash distributions       1,655,100       1,263         6,099,421         4,510
  Shares repurchased          (10,011,191)     (4,980)      (30,901,519)      (11,781)
                           --------------   ---------   ---------------   -----------
  Increase (decrease) in
    capital shares from
    Institutional Share
    transactions               17,939,769       9,550        13,517,634        30,419
                           --------------   ---------   ---------------   -----------
                           --------------   ---------   ---------------   -----------
SERVICE SHARES:
  Shares issued                   457,659          18           156,664            --
  Shares issued in lieu
    of cash distributions           3,435          --               779            --
  Shares repurchased              (25,796)         (1)          (16,591)           --
                           --------------   ---------   ---------------   -----------
  Increase (decrease) in
    capital shares from
    Service Share
    transactions                  435,298          17           140,852            --
                           --------------   ---------   ---------------   -----------
                           --------------   ---------   ---------------   -----------

                           ------------------------   ------------------------   -------------

                                  SHORT-TERM                 SHORT-TERM              HIGH
                                  MUNICIPAL                    FIXED                 YIELD
                                     BOND                      INCOME                BOND
                                     FUND                       FUND               FUND (1)
                           ------------------------   ------------------------   -------------
                                            1997                        1997
                               1998         (000)         1998         (000)         1998
                           ------------   ---------   -------------   --------   -------------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS:
  Net investment income
    (loss)                 $  1,498,569   $     830   $     995,510   $    763   $   3,300,186
  Net realized gain
    (loss) on investments       (77,366)         (9)         47,847         15      (3,842,821)
  Net realized gain
    (loss) on foreign
    currency transactions            --          --              --         --              --
  Net change in
    unrealized
    appreciation
    (depreciation) on
    investments                 399,553         242          76,471        105      (7,753,407)
  Net change in
    unrealized gain
    (loss) on foreign
    currency denominated
    balances                         --          --              --         --              --
                           ------------   ---------   -------------   --------   -------------
  Net increase (decrease)
    in net assets from
    operations                1,820,756       1,063       1,119,828        883      (8,296,042)
                           ------------   ---------   -------------   --------   -------------
DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net Investment Income:
    Institutional Shares     (1,476,764)       (828)       (999,506)      (764)     (3,304,955)
    Service Shares              (15,539)         --              --         --            (120)
  Net Realized Gains from
    Investment
    Transactions:
    Institutional Shares         (9,024)        (21)             --         --              --
    Service Shares                  (78)         --              --         --              --
                           ------------   ---------   -------------   --------   -------------
    Total Distributions      (1,501,405)       (849)       (999,506)      (764)     (3,305,075)
                           ------------   ---------   -------------   --------   -------------
CAPITAL SHARE
  TRANSACTIONS:
INSTITUTIONAL SHARES:
  Proceeds from shares
    issued                   41,593,860      21,637      19,499,507     14,973     126,862,208
  Shares issued in lieu
    of cash distributions     1,357,362         727         146,897        331       3,191,531
  Cost of shares
    repurchased              (8,847,655)    (11,760)    (16,648,268)    (5,091)    (25,764,832)
                           ------------   ---------   -------------   --------   -------------
  Increase (decrease) in
    net assets from
    Institutional Share
    transactions             34,103,567      10,604       2,998,136     10,213     104,288,907
                           ------------   ---------   -------------   --------   -------------
SERVICE SHARES:
  Proceeds from shares
    issued                      495,386          --              --         --          81,115
  Shares issued in lieu
    of cash distributions        14,360          --              --         --             124
  Cost of shares
    repurchased                 (76,993)         --              --         --              --
                           ------------   ---------   -------------   --------   -------------
  Increase (decrease) in
    net assets from
    Service Share
    transactions                432,753          --              --         --          81,239
                           ------------   ---------   -------------   --------   -------------
NET INCREASE (DECREASE)
  IN NET ASSETS FROM
  CAPITAL TRANSACTIONS       34,536,320      10,604       2,998,136     10,213     104,370,146
                           ------------   ---------   -------------   --------   -------------
  Total Increase
    (Decrease) in Net
    Assets                   34,855,671      10,818       3,118,458     10,332      92,769,029
                           ------------   ---------   -------------   --------   -------------
NET ASSETS:
    Beginning of Period      19,950,000       9,132      17,083,000      6,751              --
                           ------------   ---------   -------------   --------   -------------
    End of Period          $ 54,805,671   $  19,950   $  20,201,458   $ 17,083   $  92,769,029
                           ------------   ---------   -------------   --------   -------------
                           ------------   ---------   -------------   --------   -------------
CAPITAL SHARE
  TRANSACTIONS:
INSTITUTIONAL SHARES:
  Shares issued               4,029,505       2,127       1,926,561      1,499      12,869,157
  Shares issued in lieu
    of cash distributions       131,472          71          16,378         33         347,270
  Shares repurchased           (857,405)     (1,158)     (1,646,203)      (509)     (2,580,410)
                           ------------   ---------   -------------   --------   -------------
  Increase (decrease) in
    capital shares from
    Institutional Share
    transactions              3,303,572       1,040         296,736      1,023      10,636,017
                           ------------   ---------   -------------   --------   -------------
                           ------------   ---------   -------------   --------   -------------
SERVICE SHARES:
  Shares issued                  48,160          --              --         --           9,330
  Shares issued in lieu
    of cash distributions         1,391          --              --         --              14
  Shares repurchased             (7,465)         --              --         --              --
                           ------------   ---------   -------------   --------   -------------
  Increase (decrease) in
    capital shares from
    Service Share
    transactions                 42,086          --              --         --           9,344
                           ------------   ---------   -------------   --------   -------------
                           ------------   ---------   -------------   --------   -------------

(1)  HIGH YIELD BOND FUND COMMENCED OPERATIONS ON 03/16/98.
AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                           ----------------------   ----------------------   ---------------------   ----------------------
                                                                                                            EUROPEAN
                                  SMALLER                                        INTERNATIONAL               EQUITY
                                 COMPANIES                 MICROCAP                 EQUITY                   GROWTH
                                    FUND                     FUND                    FUND                     FUND
                           ----------------------   ----------------------   ---------------------   ----------------------
                                           1997                     1997                    1997                     1997
                               1998        (000)        1998        (000)       1998        (000)       1998        (000)
                           ------------   -------   ------------   -------   -----------   -------   -----------   --------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS:
  Net investment income    $     16,055   $   (14)  $    (70,160)  $   (10)  $    49,676   $    48   $   511,013   $    540
  Net realized gain
    (loss) on investments      (112,049)      692     (1,303,092)      143       331,027       165     4,555,162      2,749
  Net realized gain
    (loss) on foreign
    currency transactions            --        --             --        --        59,364        16       (13,518)       213
  Net change in
    unrealized
    appreciation
    (depreciation) on
    investments                (983,039)      347     (3,151,030)      404        98,600       (43)    1,054,008      2,252
  Net change in
    unrealized gain
    (loss) on foreign
    currency denominated
    balances                         --        --             --        --       (80,727)       11          (581)        (2)
                           ------------   -------   ------------   -------   -----------   -------   -----------   --------
  Net increase (decrease)
    in net assets from
    operations               (1,079,033)    1,025     (4,524,282)      537       457,940       197     6,106,084      5,752
                           ------------   -------   ------------   -------   -----------   -------   -----------   --------
DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net Investment Income:
    Institutional Shares             --        --             --        --       (99,273)      (44)     (749,614)       (59)
    Service Shares                   --        --             --        --            --        --            --         --
  Net Realized Gains from
    Investment
    Transactions:
    Institutional Shares       (671,791)     (354)      (129,704)       --      (165,498)     (157)   (2,750,326)      (206)
    Service Shares                 (714)       --         (3,729)       --            --        --            --         --
                           ------------   -------   ------------   -------   -----------   -------   -----------   --------
    Total Distributions        (672,505)     (354)      (133,433)       --      (264,771)     (201)   (3,499,940)      (265)
                           ------------   -------   ------------   -------   -----------   -------   -----------   --------
CAPITAL SHARE
  TRANSACTIONS:
INSTITUTIONAL SHARES:
  Proceeds from shares
    issued                      993,107       955     18,023,858     2,924         7,298     1,630     1,843,652     15,743
  Shares issued in lieu
    of cash distributions       671,184       353        128,979        --       264,769       201     3,499,940        265
  Cost of shares
    repurchased              (1,102,195)     (370)    (2,784,723)     (185)         (371)     (296)   (1,892,864)       (67)
                           ------------   -------   ------------   -------   -----------   -------   -----------   --------
  Increase (decrease) in
    net assets from
    Institutional Share
    transactions                562,096       938     15,368,114     2,739       271,696     1,535     3,450,728     15,941
                           ------------   -------   ------------   -------   -----------   -------   -----------   --------
SERVICE SHARES:
  Proceeds from shares
    issued                    1,426,709         6      2,163,562        15            --        --            --         --
  Shares issued in lieu
    of cash distributions           123        --          3,630        --            --        --            --         --
  Cost of shares
    repurchased                (236,386)       --       (764,259)       (5)           --        --            --         --
                           ------------   -------   ------------   -------   -----------   -------   -----------   --------
  Increase (decrease) in
    net assets from
    Service Share
    transactions              1,190,446         6      1,402,933        10            --        --            --         --
                           ------------   -------   ------------   -------   -----------   -------   -----------   --------
NET INCREASE (DECREASE)
  IN NET ASSETS FROM
  CAPITAL TRANSACTIONS        1,752,542       944     16,771,047     2,749       271,696     1,535     3,450,728     15,941
                           ------------   -------   ------------   -------   -----------   -------   -----------   --------
  Total Increase
    (Decrease) in Net
    Assets                        1,004     1,615     12,113,332     3,286       464,865     1,531     6,056,872     21,428
                           ------------   -------   ------------   -------   -----------   -------   -----------   --------
NET ASSETS:
    Beginning of Period       5,730,000     4,115      3,286,000        --     4,954,000     3,423    39,330,000     17,902
                           ------------   -------   ------------   -------   -----------   -------   -----------   --------
    End of Period          $  5,731,004   $ 5,730   $ 15,399,332   $ 3,286   $ 5,418,865   $ 4,954   $45,386,872   $ 39,330
                           ------------   -------   ------------   -------   -----------   -------   -----------   --------
                           ------------   -------   ------------   -------   -----------   -------   -----------   --------
CAPITAL SHARE
  TRANSACTIONS:
INSTITUTIONAL SHARES:
  Shares issued                  78,159        74      1,444,154       275           519       144       155,926      1,363
  Shares issued in lieu
    of cash distributions        53,523        28         11,373        --        24,048        17       290,693         23
  Shares repurchased            (98,460)      (27)      (264,431)      (15)          (30)      (23)     (155,920)        (5)
                           ------------   -------   ------------   -------   -----------   -------   -----------   --------
  Increase (decrease) in
    capital shares from
    Institutional Share
    transactions                 33,222        75      1,191,096       260        24,537       138       290,699      1,381
                           ------------   -------   ------------   -------   -----------   -------   -----------   --------
                           ------------   -------   ------------   -------   -----------   -------   -----------   --------
SERVICE SHARES:
  Shares issued                 111,719        --        168,183         1            --        --            --         --
  Shares issued in lieu
    of cash distributions            10        --            320        --            --        --            --         --
  Shares repurchased            (22,987)       --        (64,347)       --            --        --            --         --
                           ------------   -------   ------------   -------   -----------   -------   -----------   --------
  Increase (decrease) in
    capital shares from
    Service Share
    transactions                 88,742        --        104,156         1            --        --            --         --
                           ------------   -------   ------------   -------   -----------   -------   -----------   --------
                           ------------   -------   ------------   -------   -----------   -------   -----------   --------

                           -------------------------   ----------------------   -------------------------

                                 INTERNATIONAL                EUROPEAN                  EMERGING
                                   SMALL CAP                 SMALL CAP                   MARKETS
                                    EQUITY                     EQUITY                    EQUITY
                                     FUND                       FUND                      FUND
                           -------------------------   ----------------------   -------------------------
                                             1997                      1997                       1997
                               1998          (000)         1998        (000)        1998          (000)
                           -------------   ---------   ------------   -------   -------------   ---------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS:
  Net investment income    $     172,648   $     141   $     19,938   $    60   $     737,937   $     675
  Net realized gain
    (loss) on investments      2,863,460      (6,005)     2,476,805       (84)    (19,044,324)      4,348
  Net realized gain
    (loss) on foreign
    currency transactions        (32,641)        427          7,506       (23)     (1,334,277)     (1,113)
  Net change in
    unrealized
    appreciation
    (depreciation) on
    investments               (2,122,099)     (2,990)    (1,295,633)     (125)     (4,433,260)*   (15,042)**
  Net change in
    unrealized gain
    (loss) on foreign
    currency denominated
    balances                    (586,032)         13         (2,720)        2        (485,780)        (16)
                           -------------   ---------   ------------   -------   -------------   ---------
  Net increase (decrease)
    in net assets from
    operations                   295,336      (8,414)     1,205,896      (170)    (24,559,704)    (11,148)
                           -------------   ---------   ------------   -------   -------------   ---------
DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net Investment Income:
    Institutional Shares        (538,867)     (1,326)       (33,989)     (147)             --         (53)
    Service Shares                    --          --             --        --              --          --
  Net Realized Gains from
    Investment
    Transactions:
    Institutional Shares              --          --             --      (301)     (4,910,374)     (2,255)
    Service Shares                    --          --             --        --              --          --
                           -------------   ---------   ------------   -------   -------------   ---------
    Total Distributions         (538,867)     (1,326)       (33,989)     (448)     (4,910,374)     (2,308)
                           -------------   ---------   ------------   -------   -------------   ---------
CAPITAL SHARE
  TRANSACTIONS:
INSTITUTIONAL SHARES:
  Proceeds from shares
    issued                    10,555,621       4,190        605,000       660      40,703,882      67,367
  Shares issued in lieu
    of cash distributions        538,867       1,253         33,999       448       4,910,371       2,308
  Cost of shares
    repurchased              (39,835,613)    (49,017)    (8,522,055)     (705)    (64,165,220)    (50,397)
                           -------------   ---------   ------------   -------   -------------   ---------
  Increase (decrease) in
    net assets from
    Institutional Share
    transactions             (28,741,125)    (43,574)    (7,883,056)      403     (18,550,967)     19,278
                           -------------   ---------   ------------   -------   -------------   ---------
SERVICE SHARES:
  Proceeds from shares
    issued                            --          --             --        --              --          --
  Shares issued in lieu
    of cash distributions             --          --             --        --              --          --
  Cost of shares
    repurchased                       --          --             --        --              --          --
                           -------------   ---------   ------------   -------   -------------   ---------
  Increase (decrease) in
    net assets from
    Service Share
    transactions                      --          --             --        --              --          --
                           -------------   ---------   ------------   -------   -------------   ---------
NET INCREASE (DECREASE)
  IN NET ASSETS FROM
  CAPITAL TRANSACTIONS       (28,741,125)    (43,574)    (7,883,056)      403     (18,550,967)     19,278
                           -------------   ---------   ------------   -------   -------------   ---------
  Total Increase
    (Decrease) in Net
    Assets                   (28,984,656)    (53,314)    (6,711,149)     (215)    (48,021,045)      5,822
                           -------------   ---------   ------------   -------   -------------   ---------
NET ASSETS:
    Beginning of Period       53,395,000     106,709      9,641,000     9,856      94,101,000      88,279
                           -------------   ---------   ------------   -------   -------------   ---------
    End of Period          $  24,410,344   $  53,395   $  2,929,851   $ 9,641   $  46,079,955   $  94,101
                           -------------   ---------   ------------   -------   -------------   ---------
                           -------------   ---------   ------------   -------   -------------   ---------
CAPITAL SHARE
  TRANSACTIONS:
INSTITUTIONAL SHARES:
  Shares issued                1,079,352         456         45,688        53       5,358,001       7,353
  Shares issued in lieu
    of cash distributions         65,715         130          2,939        37         674,502         265
  Shares repurchased          (4,450,840)     (5,236)      (648,608)      (59)     (8,898,386)     (5,414)
                           -------------   ---------   ------------   -------   -------------   ---------
  Increase (decrease) in
    capital shares from
    Institutional Share
    transactions              (3,305,773)     (4,650)      (599,981)       31      (2,865,883)      2,204
                           -------------   ---------   ------------   -------   -------------   ---------
                           -------------   ---------   ------------   -------   -------------   ---------
SERVICE SHARES:
  Shares issued                       --          --             --        --              --          --
  Shares issued in lieu
    of cash distributions             --          --             --        --              --          --
  Shares repurchased                  --          --             --        --              --          --
                           -------------   ---------   ------------   -------   -------------   ---------
  Increase (decrease) in
    capital shares from
    Service Share
    transactions                      --          --             --        --              --          --
                           -------------   ---------   ------------   -------   -------------   ---------
                           -------------   ---------   ------------   -------   -------------   ---------

  * NET OF $59,000 DECREASE IN ACCRUED FOREIGN WITHHOLDING TAXES ON NET UNREALIZED CAPITAL GAINS.
 ** NET OF $16,000 INCREASE IN ACCRUED FOREIGN WITHHOLDING TAXES ON NET UNREALIZED CAPITAL GAINS.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

MORGAN GRENFELL INVESTMENT TRUST -- FOR THE YEAR/PERIOD ENDED OCTOBER 31,

                           -------------------------   -------------   ------------------------   ---------------------------
                                    GLOBAL                 CORE             INTERNATIONAL                  EMERGING
                                     FIXED             GLOBAL FIXED             FIXED                       MARKETS
                                    INCOME                INCOME                INCOME                       DEBT
                                     FUND                FUND (1)                FUND                        FUND
                           -------------------------   -------------   ------------------------   ---------------------------
                                             1997                                        1997                         1997
                               1998          (000)         1998            1998         (000)          1998          (000)
                           -------------   ---------   -------------   -------------   --------   --------------   ----------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS:
  Net investment income    $   3,800,183   $   6,274   $    586,160    $   1,048,109   $  1,169   $   13,868,544   $   10,173
  Net realized gain
    (loss) on investments      2,677,674       2,051         76,963          654,484        267      (59,264,364)      24,233
  Net realized gain
    (loss) on foreign
    currency transactions        100,762      (3,599)       436,668          (69,977)      (685)      (2,903,958)         157
  Net change in
    unrealized
    appreciation
    (depreciation) on
    investments                  889,663      (2,915)     1,438,671          871,080       (643)      19,386,559      (28,717)
  Net change in
    unrealized gain
    (loss) on foreign
    currency denominated
    balances                    (407,863)      1,375        354,543         (128,244)       265         (216,208)         (49)
                           -------------   ---------   -------------   -------------   --------   --------------   ----------
  Net increase (decrease)
    in net assets from
    operations                 7,060,419       3,186      2,893,005        2,375,452        373      (29,129,427)       5,797
                           -------------   ---------   -------------   -------------   --------   --------------   ----------
DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net Investment Income:
    Institutional Shares      (3,130,028)     (5,886)            --         (737,726)    (1,179)     (12,702,680)      (7,732)
    Service Shares                    --          --             --               --         --          (28,239)          --
  Net Realized Gains from
    Investment
    Transactions:
    Institutional Shares      (2,047,622)     (3,253)            --         (262,608)    (1,069)     (23,972,503)      (9,044)
    Service Shares                    --          --             --               --         --          (53,476)          --
                           -------------   ---------   -------------   -------------   --------   --------------   ----------
    Total Distributions       (5,177,650)     (9,139)            --       (1,000,334)    (2,248)     (36,756,898)     (16,776)
                           -------------   ---------   -------------   -------------   --------   --------------   ----------
CAPITAL SHARE
  TRANSACTIONS:
INSTITUTIONAL SHARES:
  Proceeds from shares
    issued                    18,835,092       9,513     30,903,705        5,031,771     10,502      331,848,915      230,139
  Shares issued in lieu
    of cash distributions      4,869,068       8,013             --          771,090      2,079       36,380,368       16,515
  Cost of shares
    repurchased              (59,345,307)    (69,310)      (212,079)     (15,594,174)    (3,924)    (434,265,382)    (150,664)
                           -------------   ---------   -------------   -------------   --------   --------------   ----------
  Increase (decrease) in
    net assets from
    Institutional Share
    transactions             (35,641,147)    (51,784)    30,691,626       (9,791,313)     8,657      (66,036,099)      95,990
                           -------------   ---------   -------------   -------------   --------   --------------   ----------
SERVICE SHARES:
  Proceeds from shares
    issued                            --          --             --               --         --          278,773          145
  Shares issued in lieu
    of cash distributions             --          --             --               --         --              277           --
  Cost of shares
    repurchased                       --          --             --               --         --         (241,732)          --
                           -------------   ---------   -------------   -------------   --------   --------------   ----------
  Increase (decrease) in
    net assets from
    Service Share
    transactions                      --          --             --               --         --           37,318          145
                           -------------   ---------   -------------   -------------   --------   --------------   ----------
NET INCREASE (DECREASE)
  IN NET ASSETS FROM
  CAPITAL TRANSACTIONS       (35,641,147)    (51,784)    30,691,626       (9,791,313)     8,657      (65,998,781)      96,135
                           -------------   ---------   -------------   -------------   --------   --------------   ----------
  Total Increase
    (Decrease) in Net
    Assets                   (33,758,378)    (57,737)    33,584,631       (8,416,195)     6,782     (131,885,106)      85,156
                           -------------   ---------   -------------   -------------   --------   --------------   ----------
NET ASSETS:
    Beginning of Period       92,180,000     149,917             --       27,937,000     21,155      187,587,000      102,431
                           -------------   ---------   -------------   -------------   --------   --------------   ----------
    End of Period          $  58,421,622   $  92,180   $ 33,584,631    $  19,520,805   $ 27,937   $   55,701,894   $  187,587
                           -------------   ---------   -------------   -------------   --------   --------------   ----------
                           -------------   ---------   -------------   -------------   --------   --------------   ----------
CAPITAL SHARE
  TRANSACTIONS:
INSTITUTIONAL SHARES:
  Shares issued                1,769,238         907      3,082,005          517,241      1,061       39,256,473       18,219
  Shares issued in lieu
    of cash distributions        478,768         757             --           80,658        205        4,096,888        1,455
  Shares repurchased          (5,604,513)     (6,481)       (20,877)      (1,567,741)      (385)     (49,459,434)     (11,661)
                           -------------   ---------   -------------   -------------   --------   --------------   ----------
  Increase (decrease) in
    capital shares from
    Institutional Share
    transactions              (3,356,507)     (4,817)     3,061,128         (969,842)       881       (6,106,073)       8,013
                           -------------   ---------   -------------   -------------   --------   --------------   ----------
                           -------------   ---------   -------------   -------------   --------   --------------   ----------
SERVICE SHARES:
  Shares issued                       --          --             --               --         --           33,769           11
  Shares issued in lieu
    of cash distributions             --          --             --               --         --               31           --
  Shares repurchased                  --          --             --               --         --          (41,899)          --
                           -------------   ---------   -------------   -------------   --------   --------------   ----------
  Increase (decrease) in
    capital shares from
    Service Share
    transactions                      --          --             --               --         --           (8,099)          11
                           -------------   ---------   -------------   -------------   --------   --------------   ----------
                           -------------   ---------   -------------   -------------   --------   --------------   ----------

(1)  CORE GLOBAL FIXED INCOME FUND COMMENCED OPERATIONS ON 05/04/98.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- FOR THE YEARS/PERIOD ENDED OCTOBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                 NET
                                  NET ASSET      NET          REALIZED       DISTRIBUTIONS
                                    VALUE     INVESTMENT         AND           FROM NET      DISTRIBUTIONS   NET ASSET
                                  BEGINNING    INCOME/       UNREALIZED       INVESTMENT     FROM REALIZED   VALUE END    TOTAL
                                  OF PERIOD     (LOSS)     GAINS (LOSSES)       INCOME       CAPITAL GAINS   OF PERIOD   RETURN
--------------------------------------------------------------------------------------------------------------------------------
-----------------------
MUNICIPAL BOND FUND:
-----------------------
Institutional Shares
    1998                           $11.12       $ 0.53         $ 0.18           $(0.53)             --        $11.30       6.58%
    1997                            10.99         0.57           0.22            (0.57)          (0.09)        11.12       7.49
    1996                            10.86         0.60           0.13            (0.60)             --         10.99       6.90
    1995                            10.37         0.61           0.49            (0.61)             --         10.86      10.90
    1994                            11.36         0.60          (0.61)           (0.60)          (0.38)        10.37      (0.15)
    1993                            10.56         0.67           0.84            (0.67)          (0.04)        11.36      14.68
    1992(1)                         10.00         0.60           0.56            (0.60)             --         10.56      13.42
Service Shares
    1998                           $11.11       $ 0.50         $ 0.19           $(0.50)             --        $11.30       6.42%
    1997(2)                         11.11         0.14             --            (0.14)             --         11.11       1.22+
--------------------
FIXED INCOME FUND:
--------------------
Institutional Shares
    1998                           $10.76       $ 0.65         $ 0.20           $(0.65)         $(0.08)       $10.88       8.25%
    1997                            10.51         0.68           0.25            (0.68)             --         10.76       9.22
    1996                            10.62         0.68          (0.04)           (0.68)          (0.07)        10.51       6.27
    1995                             9.93         0.70           0.69            (0.70)             --         10.62      14.53
    1994                            10.95         0.64          (0.91)           (0.64)          (0.11)         9.93      (2.58)
    1993                             9.92         0.64           1.03            (0.64)             --         10.95      17.28
    1992(3)                         10.00         0.06          (0.08)           (0.06)             --          9.92      (1.61)
Service Shares
    1998(4)                        $10.75       $ 0.45         $ 0.13           $(0.45)         $   --        $10.88       5.28%+
-----------------------------------
SHORT-TERM MUNICIPAL BOND FUND:
-----------------------------------
Institutional Shares
    1998                           $10.28       $ 0.46         $ 0.09           $(0.46)         $   --        $10.37       5.51%
    1997                            10.13         0.52           0.16            (0.52)          (0.01)        10.28       6.93
    1996                            10.13         0.54           0.04            (0.54)          (0.04)        10.13       5.90
    1995(5)                         10.00         0.30           0.13            (0.30)             --         10.13       4.39+
Service Shares
    1998(6)                        $10.28       $ 0.39         $ 0.09           $(0.39)         $   --        $10.37       4.81%+
--------------------------------
SHORT-TERM FIXED INCOME FUND:
--------------------------------
Institutional Shares
    1998                           $10.06       $ 0.60         $ 0.07           $(0.60)         $   --        $10.13       6.85%
    1997                            10.00         0.58           0.06            (0.58)             --         10.06       6.61
    1996                            10.01         0.60          (0.01)           (0.60)             --         10.00       6.09
    1995(7)                         10.00         0.37           0.01            (0.37)             --         10.01       3.82+
-----------------------
HIGH YIELD BOND FUND:
-----------------------
Institutional Shares
    1998(8)                        $10.00       $ 0.54         $(1.29)          $(0.54)+        $   --        $ 8.71      (7.84)%+
Service Shares
    1998(9)                        $10.28       $ 0.11         $(1.57)          $(0.11)         $   --        $ 8.71       0.27%+
--------------------------
SMALLER COMPANIES FUND:
--------------------------
Institutional Shares
    1998                           $14.72       $(0.01)        $(1.81)          $   --          $(1.68)       $11.22     (13.54)%
    1997                            13.10        (0.03)          2.87               --           (1.22)        14.72      23.29
    1996                            10.55        (0.02)          2.61            (0.04)             --         13.10      24.58
    1995(10)                        10.00         0.03           0.52               --              --         10.55       5.50+
Service Shares
    1998                           $14.71       $(0.05)        $(1.80)          $   --          $(1.68)       $11.18     (13.79)%
    1997(11)                        13.77        (0.03)          0.97               --              --         14.71       7.45+
---------------
MICROCAP FUND:
---------------
Institutional Shares
    1998                           $12.62       $(0.05)        $(2.18)          $   --          $(0.49)       $ 9.90     (18.16)%
    1997(12)                        10.00        (0.04)          2.66               --              --         12.62      26.20+
Service Shares
    1998                           $12.62       $(0.06)        $(2.19)          $   --          $(0.49)       $ 9.88     (18.33)%
    1997(13)                        12.12        (0.02)          0.52               --              --         12.62       3.87+

                                                                                              RATIO OF NET
                                                                                RATIO OF       INVESTMENT
                                                                RATIO OF        EXPENSES     INCOME/(LOSS)
                                                                   NET         TO AVERAGE    TO AVERAGE NET
                                                  RATIO OF     INVESTMENT      NET ASSETS        ASSETS
                                   NET ASSETS     EXPENSES    INCOME/(LOSS)    (EXCLUDING      (EXCLUDING     PORTFOLIO
                                     END OF      TO AVERAGE    TO AVERAGE       EXPENSE         EXPENSE       TURNOVER
                                  PERIOD (000)   NET ASSETS    NET ASSETS     LIMITATIONS)    LIMITATIONS)      RATE
--------------------------------  ------------------------------------------------------------------------------------
-----------------------
MUNICIPAL BOND FUND:
-----------------------
Institutional Shares
    1998                           $  570,743       0.54%          4.71%          0.58%            4.68%           42%
    1997                              361,461       0.54           5.19           0.61             5.12            67
    1996                              252,152       0.55           5.50           0.61             5.44            66
    1995                              221,058       0.54           5.75           0.62             5.67            63
    1994                              165,677       0.54           5.60           0.67             5.47            94
    1993                              148,022       0.55           5.94           0.75             5.74           160
    1992(1)                            94,700       0.55           6.31           0.79             6.07           143
Service Shares
    1998                           $    5,126       0.79%          4.41%          0.85%            4.35%           42%
    1997(2)                               192       0.79           4.95           0.85             4.89            67
--------------------
FIXED INCOME FUND:
--------------------
Institutional Shares
    1998                           $1,263,215       0.55%          6.01%          0.56%            6.00%          122%
    1997                            1,103,121       0.55           6.50           0.60             6.45           178
    1996                              758,003       0.55           6.52           0.61             6.46           176
    1995                              494,221       0.54           6.81           0.63             6.72           182
    1994                              239,556       0.54           6.22           0.66             6.10           251
    1993                              147,917       0.55           6.01           0.72             5.84           196
    1992(3)                            25,528       0.55           5.24           1.66             4.13           148
Service Shares
    1998(4)                        $    1,533       0.80%          5.77%          0.87%            5.70%          122%
--------------------------------
SHORT-TERM MUNICIPAL BOND FUND:
--------------------------------
Institutional Shares
    1998                           $   54,369       0.55%          4.46%          0.82%            4.19%           26%
    1997                               19,950       0.53           5.14           1.02             4.65            95
    1996                                9,132       0.53           5.34           1.58             4.29           129
    1995(5)                             3,724       0.52           4.60           2.16             2.96            62
Service Shares
    1998(6)                        $      436       0.80%          4.20%          1.02%            3.98%           26%
--------------------------------
SHORT-TERM FIXED INCOME FUND:
--------------------------------
Institutional Shares
    1998                           $   20,201       0.55%          5.92%          0.93%            5.54%           98%
    1997                               17,083       0.53           5.77           1.09             5.21           186
    1996                                6,751       0.53           6.00           1.29             5.24           124
    1995(7)                             4,140       0.52           5.86           2.84             3.54            90
-----------------------
HIGH YIELD BOND FUND:
-----------------------
Institutional Shares
    1998(8)                        $   92,688       0.65%          9.34%          0.82%            9.17%          131%
Service Shares
    1998(9)                        $       81       0.90%         11.89%          1.05%           11.74%          131%
--------------------------
SMALLER COMPANIES FUND:
--------------------------
Institutional Shares
    1998                           $    4,734       1.25%          0.26%          2.44%           (0.93)%         108%
    1997                           $    5,724       1.25          (0.29)          2.63            (1.67)          122
    1996                                4,115       1.25          (0.23)          2.55            (1.53)          141
    1995(10)                            2,638       1.25           0.94           2.28            (0.09)           23
Service Shares
    1998                           $      997       1.50%          0.09%          2.76%           (1.17)%         108%
    1997(11)                                6       1.50          (0.77)          2.79            (2.06)          122
---------------
MICROCAP FUND:
---------------
Institutional Shares
    1998                           $   14,363       1.49%         (0.75)%         2.59%           (1.85)%          85%
    1997(12)                            3,276       1.63          (0.49)          3.39            (2.25)          272
Service Shares
    1998                           $    1,036       1.74%         (0.98)%         2.68%           (1.92)%          85%
    1997(13)                               10       1.74          (1.15)          3.52            (2.93)          272

  + RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.
 (1) MUNICIPAL BOND FUND INSTITUTIONAL SHARES COMMENCED OPERATIONS ON 12/13/91. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 (2) MUNICIPAL BOND FUND SERVICE SHARES COMMENCED OPERATIONS ON 7/30/97. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 (3) FIXED INCOME FUND INSTITUTIONAL SHARES COMMENCED OPERATIONS ON 9/18/92. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 (4) FIXED INCOME FUND SERVICE SHARES COMMENCED OPERATIONS ON 2/11/98. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 (5) SHORT-TERM MUNICIPAL BOND FUND INSTITUTIONAL SHARES COMMENCED OPERATIONS ON 3/06/95. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 (6) SHORT-TERM MUNICIPAL BOND FUND SERVICE SHARES COMMENCED OPERATIONS ON 12/3/97. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 (7) SHORT-TERM FIXED INCOME FUND INSTITUTIONAL SHARES COMMENCED OPERATIONS ON 3/13/95. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 (8) HIGH YIELD BOND FUND INSTITUTIONAL SHARES COMMENCED OPERATIONS ON 3/16/98. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 (9) HIGH YIELD BOND FUND SERVICE SHARES COMMENCED OPERATIONS ON 9/15/98. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(10) SMALLER COMPANIES FUND INSTITUTIONAL SHARES COMMENCED OPERATIONS ON 6/30/95. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(11) SMALLER COMPANIES FUND SERVICE SHARES COMMENCED OPERATIONS ON 7/11/97. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(12) MICROCAP FUND INSTITUTIONAL SHARES COMMENCED OPERATIONS ON 12/18/96. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(13) MICROCAP FUND SERVICE SHARES COMMENCED OPERATIONS ON 8/21/97. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
AMOUNTS DESIGNATED AS "--" ARE EITHER $0.00 OR HAVE BEEN ROUNDED TO $0.00.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- FOR THE YEARS/PERIOD ENDED OCTOBER 31,

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                   NET
                                     NET ASSET      NET          REALIZED      DISTRIBUTIONS
                                       VALUE     INVESTMENT        AND           FROM NET      DISTRIBUTIONS   NET ASSET
                                     BEGINNING    INCOME/       UNREALIZED      INVESTMENT     FROM REALIZED   VALUE END    TOTAL
                                     OF PERIOD     (LOSS)     GAINS (LOSSES)      INCOME       CAPITAL GAINS   OF PERIOD   RETURN
----------------------------------------------------------------------------------------------------------------------------------
---------------------------
INTERNATIONAL EQUITY FUND:
---------------------------
Institutional Shares
    1998                              $11.62       $ 0.12         $ 0.90          $(0.23)         $(0.39)       $12.02       9.28%
    1997                               11.88         0.16           0.28           (0.15)          (0.55)        11.62       3.78
    1996                               10.95         0.11           1.25           (0.43)             --         11.88      12.70
    1995(1)                            10.00         0.08           0.87              --              --         10.95       9.50+
--------------------------------
EUROPEAN EQUITY GROWTH FUND:
--------------------------------
Institutional Shares
    1998                              $12.81       $ 0.15         $ 1.68          $(0.24)         $(0.90)       $13.50      15.36%
    1997                               10.60         0.25           2.11           (0.03)          (0.12)        12.81      22.48
    1996(2)                            10.00           --           0.60              --              --         10.60       6.00+
--------------------------------------
INTERNATIONAL SMALL CAP EQUITY FUND:
--------------------------------------
Institutional Shares
    1998                              $ 8.81       $ 0.08         $ 0.07          $(0.10)         $   --        $ 8.86       1.81%
    1997                                9.96         0.10          (1.12)          (0.13)             --          8.81     (10.40)
    1996                                9.40         0.03           0.57           (0.04)             --          9.96       6.43
    1995                               10.35         0.03          (0.72)          (0.04)          (0.22)         9.40      (6.67)
    1994(3)                            10.00         0.02           0.33              --              --         10.35       3.50+
-----------------------------------
EUROPEAN SMALL CAP EQUITY FUND:
-----------------------------------
Institutional Shares
    1998                              $11.80       $ 0.11         $ 1.61          $(0.04)         $   --        $13.48      14.65%
    1997                               12.54         0.04          (0.22)          (0.18)          (0.38)        11.80      (1.47)
    1996                               11.55         0.12           1.03           (0.12)          (0.04)        12.54      10.06
    1995(4)                            10.00         0.12           1.44           (0.01)             --         11.55      15.66+
--------------------------------
EMERGING MARKETS EQUITY FUND:
--------------------------------
Institutional Shares
    1998                              $ 7.69       $ 0.03         $(2.42)         $   --          $(0.38)       $ 4.92     (32.66)%
    1997                                8.80        (0.03)         (0.85)          (0.01)          (0.22)         7.69     (10.31)
    1996                                8.11         0.06           0.75           (0.03)          (0.09)         8.80      10.02
    1995                               11.00         0.04          (2.29)          (0.02)          (0.62)         8.11     (21.00)
    1994(5)                            10.00        (0.01)          1.01              --              --         11.00      10.00+
----------------------------
GLOBAL FIXED INCOME FUND:
----------------------------
Institutional Shares
    1998                              $10.84       $ 0.63         $ 0.45          $(0.34)         $(0.22)       $11.36      10.58%
    1997                               11.26         0.35           0.01           (0.50)          (0.28)        10.84       3.34
    1996                               10.99         0.59           0.12           (0.37)          (0.07)        11.26       6.60
    1995                                9.85         0.35           0.99           (0.20)             --         10.99      13.88
    1994(6)                            10.00         0.25          (0.40)             --              --          9.85      (1.50)+
---------------------------
CORE GLOBAL FIXED INCOME:
---------------------------
Institutional Shares
    1998 (7)                          $10.00       $ 0.19         $ 0.78          $   --          $   --        $10.97       9.70%+
----------------------------------
INTERNATIONAL FIXED INCOME FUND:
----------------------------------
Institutional Shares
    1998                              $10.16       $ 0.51         $ 0.65          $(0.27)         $(0.10)       $10.95      11.87%
    1997                               11.30         0.20          (0.11)          (0.64)          (0.59)        10.16       0.82
    1996                               11.34         0.86          (0.12)          (0.66)          (0.12)        11.30       6.82
    1995                                9.94         0.42           1.03           (0.05)             --         11.34      14.66
    1994(8)                            10.00         0.29          (0.35)             --              --          9.94      (0.60)+
-------------------------------
EMERGING MARKETS DEBT FUND:
-------------------------------
Institutional Shares
    1998                              $11.95       $ 1.81         $(4.12)         $(1.32)         $(2.50)       $ 5.82     (30.35)%
    1997                               13.36         1.05           0.40           (1.32)          (1.54)        11.95      12.03
    1996                               10.55         1.21           2.60           (1.00)             --         13.36      38.42
    1995                               10.19         0.65          (0.17)          (0.11)          (0.01)        10.55       4.85
    1994(9)                            10.00         0.13           0.06              --              --         10.19       1.90+
Service Shares
    1998                              $11.95       $ 6.65         $(8.96)         $(1.32)         $(2.50)       $ 5.82     (30.35)%
    1997(10)                           13.61         0.03          (1.69)             --              --         11.95     (12.20)+

                                                                                                 RATIO OF NET
                                                                                   RATIO OF       INVESTMENT
                                                                   RATIO OF        EXPENSES     INCOME/(LOSS)
                                                                      NET         TO AVERAGE    TO AVERAGE NET
                                                     RATIO OF     INVESTMENT      NET ASSETS        ASSETS
                                      NET ASSETS     EXPENSES    INCOME/(LOSS)    (EXCLUDING      (EXCLUDING     PORTFOLIO
                                        END OF      TO AVERAGE    TO AVERAGE       EXPENSE         EXPENSE       TURNOVER
                                     PERIOD (000)   NET ASSETS    NET ASSETS     LIMITATIONS)    LIMITATIONS)      RATE
-----------------------------------  ------------------------------------------------------------------------------------
---------------------------
INTERNATIONAL EQUITY FUND:
---------------------------
Institutional Shares
    1998                               $  5,419        0.90%          0.92%          2.89%          (1.07)%          127%
    1997                                  4,954        0.90           0.97           2.79           (0.92)            55
    1996                                  3,423        0.90           0.72           3.59           (1.97)            39
    1995(1)                               2,738        0.90           1.55           2.73           (0.28)            19
--------------------------------
EUROPEAN EQUITY GROWTH FUND:
--------------------------------
Institutional Shares
    1998                               $ 45,387        0.90%          1.12%          1.13%           0.89%            49%
    1997                                 39,330        0.90           1.71           1.17            1.44             45
    1996(2)                              17,902        0.90          (0.41)          1.40           (0.91)             5
-----------------------------------
INTERNATIONAL SMALL CAP EQUITY FUND
-----------------------------------
Institutional Shares
    1998                               $ 24,410        1.25%          0.43%          1.49%           0.19%           106%
    1997                                 53,395        1.25           0.16           1.37            0.04             59
    1996                                106,709        1.25           0.35           1.38            0.22             47
    1995                                 90,917        1.25           0.41           1.48            0.18             62
    1994(3)                              68,798        1.25           0.34           1.67           (0.08)            41
-----------------------------------
EUROPEAN SMALL CAP EQUITY FUND:
-----------------------------------
Institutional Shares
    1998                               $  2,930        1.25%          0.34%          2.96%          (1.37)%          111%
    1997                                  9,641        1.25           0.58           2.12           (0.29)            44
    1996                                  9,856        1.25           0.96           2.50           (0.29)            49
    1995(4)                               9,336        1.25           1.25           2.24            0.26             34
--------------------------------
EMERGING MARKETS EQUITY FUND:
--------------------------------
Institutional Shares
    1998                               $ 46,080        1.25%          0.90%          1.52%           0.63%            85%
    1997                                 94,101        1.25           0.68           1.44            0.49             94
    1996                                 88,279        1.25           0.63           1.52            0.36             69
    1995                                 93,288        1.25           0.44           1.55            0.14             49
    1994(5)                              56,892        1.36          (0.12)          1.79           (0.55)            45
----------------------------
GLOBAL FIXED INCOME FUND:
----------------------------
Institutional Shares
    1998                               $ 58,422        0.60%          4.82%          0.77%           4.65%           182%
    1997                                 92,180        0.65           5.30           0.77            5.18            179
    1996                                149,917        0.75           5.39           0.79            5.35            223
    1995                                139,337        0.78           5.61           0.87            5.52            147
    1994(6)                              53,915        0.85           5.71           1.28            5.28            173
---------------------------
CORE GLOBAL FIXED INCOME:
---------------------------
Institutional Shares
    1998 (7)                           $ 33,585        0.55%          4.19%          0.96%           3.78%           151%
----------------------------------
INTERNATIONAL FIXED INCOME FUND:
----------------------------------
Institutional Shares
    1998                               $ 19,521        0.57%          4.36%          1.08%           3.85%           181%
    1997                                 27,937        0.65           5.00           1.06            4.59            174
    1996                                 21,155        0.75           5.41           1.03            5.13            235
    1995                                 27,603        0.78           5.51           1.15            5.14            187
    1994(8)                              15,238        0.85           5.66           1.42            5.09            130
-------------------------------
EMERGING MARKETS DEBT FUND:
-------------------------------
Institutional Shares
    1998                               $ 55,684        1.05%          9.82%          1.31%           9.56%           638%
    1997                                187,455        1.32           7.15           1.47            7.00            472
    1996                                102,431        1.50          10.15           1.92            9.73            227
    1995                                 84,438        1.79          10.97           2.05           10.71            266
    1994(9)                              16,248        1.90           7.04           2.60            6.34             52
Service Shares
    1998                               $     18        1.30%         10.78%          1.76%          10.32%           638%
    1997(10)                                132        1.50          18.65           1.71           18.44            472

  + RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.
 (1) INTERNATIONAL EQUITY FUND INSTITUTIONAL SHARES COMMENCED OPERATIONS ON 5/15/95. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 (2) EUROPEAN EQUITY GROWTH FUND INSTITUTIONAL SHARES COMMENCED OPERATIONS ON 9/03/96. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 (3) INTERNATIONAL SMALL CAP EQUITY FUND INSTITUTIONAL SHARES COMMENCED OPERATIONS ON 1/03/94. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 (4) EUROPEAN SMALL CAP EQUITY FUND INSTITUTIONAL SHARES COMMENCED OPERATIONS ON 11/01/94. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 (5) EMERGING MARKETS EQUITY FUND INSTITUTIONAL SHARES COMMENCED OPERATIONS ON 2/01/94. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 (6) GLOBAL FIXED INCOME FUND INSTITUTIONAL SHARES COMMENCED OPERATIONS ON 1/04/94. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 (7) CORE GLOBAL FIXED INCOME FUND INSTITUTIONAL SHARES COMMENCED OPERATIONS ON 5/4/98. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 (8) INTERNATIONAL FIXED INCOME FUND INSTITUTIONAL SHARES COMMENCED OPERATIONS ON 3/15/94. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 (9) EMERGING MARKETS DEBT FUND INSTITUTIONAL SHARES COMMENCED OPERATIONS ON 8/4/94. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(10) EMERGING MARKETS DEBT FUND SERVICE SHARES COMMENCED OPERATIONS ON 10/22/97. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
AMOUNTS DESIGNATED AS "--" ARE EITHER $0.00 OR HAVE BEEN ROUNDED TO $0.00.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1998

1. Organization

Morgan Grenfell Investment Trust (the "Trust") was organized as a Delaware business trust on September 13, 1993. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company consisting of twenty two investment portfolios: Morgan Grenfell Municipal Bond Fund, Morgan Grenfell Fixed Income Fund, Morgan Grenfell Short-Term Municipal Bond Fund, Morgan Grenfell Short-Term Fixed Income Fund, Morgan Grenfell Total Return Bond Fund, Morgan Grenfell High Yield Bond Fund, Morgan Grenfell Large Cap Growth Fund, Morgan Grenfell Smaller Companies Fund and Morgan Grenfell Microcap Fund (collectively the "Domestic Funds"); Morgan Grenfell International Equity Fund, Morgan Grenfell European Equity Growth Fund (formerly, Morgan Grenfell European Equity Fund), Morgan Grenfell Global Equity Fund, Morgan Grenfell New Asia Equity Fund (formerly Morgan Grenfell Pacific Basin Equity Fund), Morgan Grenfell International Small Cap Equity Fund, Morgan Grenfell European Small Cap Equity Fund, Morgan Grenfell Japanese Small Cap Equity Fund, Morgan Grenfell Emerging Markets Equity Fund, Morgan Grenfell Global Fixed Income Fund, Morgan Grenfell Core Global Fixed Income Fund, Morgan Grenfell International Fixed Income Fund, Morgan Grenfell Emerging Markets Debt Fund and Morgan Grenfell Emerging Local Currency Debt Fund (collectively the "International Funds"). The Domestic Funds and International Funds are hereafter referred to each as the "Fund" and collectively as the "Funds". At October 31, 1998, the Total Return Bond Fund, Large Cap Growth Fund, Global Equity Fund, New Asia Equity Fund, Japanese Small Cap Equity Fund and Emerging Local Currency Debt Fund had not yet commenced operations. The Funds' prospectuses provide a description of each Fund's investment objectives, policies and strategies.

2. Significant Accounting Policies

The preparation of financial statements in accordance with generally accepted accounting principles requires Trust management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds.
    SECURITY VALUATION--Securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price on the principal exchange on which they are traded on the valuation date or, if there is no such reported sale on the valuation date, at the most recently quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recently quoted bid price. Certain debt and fixed income investments owned by the Funds are valued at prices supplied by independent pricing agents selected by Morgan Grenfell Inc. (formerly Morgan Grenfell Capital Management, Inc.) and Morgan Grenfell Investment Services Limited (the "Advisers"), which prices reflect broker-dealer supplied valuations. Short-term investments are valued at amortized cost which approximates market value. Other securities for which market quotations are not readily available or securities whose market quotations do not, in the opinion of the applicable Advisor, reflect market value are valued at fair value using methods determined in good faith by the valuation committee of the Board of Trustees.
    INCOME TAXES--It is the intention of each Fund to continue to qualify as a regulated investment company and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is considered necessary.
    The International Funds may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are

--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1998

generally based on either income earned or repatriated. The International Funds accrue such taxes when the related income is earned.
    NET ASSET VALUE PER SHARE--The net asset value per share is calculated on a daily basis by dividing the assets of each Fund or Class, less its liabilities, by the number of outstanding shares, of the Fund or Class.
    CLASSES--Class-specific expenses, such as service plan fees, are borne by that class. Income, expenses and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative daily net assets.
    REPURCHASE AGREEMENTS--Securities pledged as collateral for repurchase agreements are held by the custodian banks until maturity of the repurchase agreements. Provisions of the repurchase agreements and procedures adopted by the Trust require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty.
    The Funds may also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained in a segregated account by the broker's custodian bank until maturity of the repurchase agreement. Provisions of the agreements require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default.
    If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.
    FOREIGN CURRENCY TRANSLATION--The books and records of the International Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (I) market value of investment securities, other assets and liabilities at the current rate of exchange; and
(II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.
    The International Funds do not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities. The International Funds do isolate the effect of fluctuations in foreign currency rates when determining the gain or loss upon sale or maturity of foreign currency denominated debt obligations pursuant to the Federal income tax regulations. Such amounts are categorized as foreign currency gain or loss for both financial reporting and income tax reporting purposes.
    The International Funds report gains and losses on foreign currency related transactions as realized and unrealized gains and losses for financial reporting purposes, whereas such gains and losses, to the extent realized, are treated as ordinary income or loss for Federal income tax purposes.
    FORWARD FOREIGN CURRENCY CONTRACTS--The International Funds may enter into forward foreign currency contracts as hedges against portfolio positions as well as for non-hedging purposes. The aggregate principal amounts of the contracts are not recorded as the Funds do not intend to hold the contracts to maturity. All commitments are "marked-to-market" daily at the applicable foreign exchange rate and any resulting unrealized gains or losses are recorded currently. The Funds realize gains or losses at the time forward contracts are extinguished, except that gains or losses on certain open contracts are required to be recognized for U.S. Federal income tax purposes at the close of the Fund's taxable year and are generally treated as ordinary income or loss for such purposes.
    FOREIGN CURRENCY OPTIONS--The premium paid by a Fund for the purchase of an option is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently

--------------------------------------------------------------------------------

marked to market to reflect the current market value of the option. For an option held by a Fund on the stipulated expiration date, the Fund realizes a loss. If the Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the purchased option. If the Fund exercises a purchased put option, it realizes a gain or loss from the sale of the underlying investment and proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the underlying investment which the Fund purchases upon exercise will be increased by the premium originally paid. Certain foreign currency options may be required to be marked-to-market for Federal income tax purposes at the close of a Fund's taxable year, giving rise to a gain or loss that may, depending upon whether certain elections are made, be capital or ordinary in character.
    DISTRIBUTIONS--Distributions from net investment income and net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid in capital in the period that the difference arises.
    Accordingly, permanent differences primarily attributable to net operating loss for the year or realized foreign exchange gains and losses have been reclassified as follows:

                            UNDISTRIBUTED      ACCUMULATED
                            NET INVESTMENT    NET REALIZED     PAID-IN
FUND                        INCOME (LOSS)    GAINS (LOSSES)    CAPITAL
-------------------------  ----------------  ---------------  ---------
Short-Term Municipal Bond
  Fund                       $     (8,027)     $     9,102    $  (1,075)
High Yield Bond Fund                4,891          --            (4,891)
Microcap Fund                      71,666               63      (71,729)
International Equity Fund          89,510          (89,510)      --
European Equity Growth
  Fund                             24,207          (24,207)      --

                            UNDISTRIBUTED      ACCUMULATED
                            NET INVESTMENT    NET REALIZED     PAID-IN
FUND                        INCOME (LOSS)    GAINS (LOSSES)    CAPITAL
-------------------------  ----------------  ---------------  ---------
International Small Cap
  Equity Fund                $    384,286      $    32,641     (416,927)
European Small Cap Eq-
  uity fund                         7,506           (7,506)      --
Emerging Markets
  Equity fund                    (738,144)       1,471,448     (733,304)
Global Fixed Income Fund          100,762         (100,762)      --
Core Global Fixed
  Income Fund                     436,668         (436,668)      --
International Fixed
  Income Fund                     (69,977)          69,977       --
Emerging Markets Debt
  Fund                          2,905,082       (2,905,082)      --

    The above reclassifications have no effect on net assets or net asset value per share of the above Funds.
    EXPENSES--Expenses that are directly related to a Fund are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Funds on the basis of relative net assets. Morgan Grenfell, Inc. absorbed all expenses of organizing the Trust.
    OTHER--Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining net realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of original issue discounts and purchase premiums during the respective holding period. Original issue discounts and purchase premiums on securities held by the Funds are accreted and amortized ratably to maturity using the effective interest method. Dividend income is recognized on the ex-dividend date and interest income is recognized using the accrual method.

3. Administration, Investment Advisory, Distribution and Service Agreements

By an agreement dated August 27, 1998, the Trust entered into an administration agreement with

--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1998

Morgan Grenfell Inc. (the "Administrator"), pursuant to which the Administrator will receive an annual fee based on the aggregate average daily net assets of all the Funds as follows:

                                          ANNUAL
FUND                                      FEES
----------------------------------------  -----

Municipal Bond Fund                       0.12%
Fixed Income Fund                         0.12%
Short-Term Municipal Bond Fund            0.12%
Short-Term Fixed Income Fund              0.12%
High Yield Bond                           0.12%
Smaller Companies                         0.22%
Microcap Fund                             0.22%
International Equity Fund                 0.30%
European Equity Growth Fund               0.30%
International Small Cap Equity Fund       0.30%
European Small Cap Equity Fund            0.30%
Emerging Markets Equity Fund              0.30%
Global Fixed Income Fund                  0.25%
Core Global Fixed Income Fund             0.25%
International Fixed Income Fund           0.25%
Emerging Markets Debt Fund                0.25%

    The Administrator generally assists in all matters relating to the administration of the Funds, including the coordination and monitoring of any third parties furnishing services to the Funds, preparation and maintenance of financial accounting records, and the provision of necessary office space, equipment and personnel to perform administrative and clerical functions. The Administrator is also responsible for engaging an accounting agent, custodian and transfer agent for the Trust's operations. Fees for services rendered by the accounting agent and the transfer agent are paid by the Administrator and not the Fund. The Administrator began serving as the Trust's Administrator effective October 13, 1998; however, fees payable to the Administrator at the above rates became effective from November 1, 1998.
    Prior to October 13, 1998, SEI Financial Management Corporation ("SEI") served as the Trust's Administrator and received an annual fee based on the aggregate average daily net assets of all the Funds as follows: 0.10% up to $1 billion; 0.07% from $1 billion to $1.5 billion; 0.05% from $1.5 billion to $2.5 billion; and 0.04% in excess of $2.5 billion. Each Fund also paid SEI a minimum annual administration fee of $60,000 (after a one-year phase in period). Services rendered by SEI to the Trust were substantially the same as being rendered by the Administrator; however, administration fees payable to SEI did not include fees payable to the Trust's transfer agent and SEI as accounting agent to the Trust. During the period from November 1, 1997 through October 12, 1998, SEI received in aggregate $2,104,813 in fees from the Trust which has been allocated to the Funds based on their relative net assets during the period.
    Under the advisory agreements with the Trust, Morgan Grenfell Inc. serves as the Adviser for the Domestic Funds and Morgan Grenfell Investment Services Limited serves as the Adviser for the International Funds (collectively referred to as "Advisers"). For these services, the Advisers are entitled to a monthly fee at an annual rate of each Fund's average daily net assets as follows:

Municipal Bond Fund                       0.40%
Fixed Income Fund                         0.40%
Short-Term Municipal Bond Fund            0.40%
Short-Term Fixed Income Fund              0.40%
High Yield Bond Fund                      0.50%
Smaller Companies Fund                    1.00%
Microcap Fund                             1.50%
International Equity Fund                 0.70%
European Equity Growth Fund               0.70%
International Small Cap Equity Fund       1.00%
European Small Cap Equity Fund            1.00%
Emerging Markets Equity Fund              1.00%
Global Fixed Income Fund                  0.50%
Core Global Fixed Income Fund             0.50%
International Fixed Income Fund           0.50%
Emerging Markets Debt Fund                1.00%

--------------------------------------------------------------------------------

    The Advisers have voluntarily agreed to reduce their advisory fees and/or reimburse each Fund to the extent necessary to limit the Fund's operating expenses to a specified percentage of its average net assets as follows:

                                            INSTITUTIONAL       SERVICE
                                               SHARES           SHARES
                                          -----------------  -------------
Municipal Bond Fund                              0.55%            0.80%
Fixed Income Fund                                0.55%            0.80%
Short-Term Municipal Bond Fund                   0.55%            0.80%
Short-Term Fixed Income Fund                     0.55%            0.80%
High Yield Bond Fund                             0.65%            0.90%
Smaller Companies Fund                           1.25%            1.50%
Microcap Fund                                    1.49%            1.74%
International Equity Fund                        0.90%            1.15%
European Equity Growth Fund                      0.90%            1.15%
International Small Cap Equity Fund              1.25%            1.50%
European Small Cap Equity Fund                   1.25%            1.50%
Emerging Markets Equity Fund                     1.25%            1.50%
Global Fixed Income Fund                         0.60%(1)         0.85%
Core Global Fixed Income Fund                    0.55%            0.80%
International Fixed Income Fund                  0.55%(2)         0.80%
Emerging Markets Debt Fund                       1.00%(3)         1.25%

(1) 0.65% PRIOR TO JANUARY 1, 1998, 0.55% PRIOR TO MARCH 6, 1998

(2) 0.65% PRIOR TO JANUARY 1, 1998

(3) 1.25% PRIOR TO JANUARY 1, 1998

Certain officers and/or Trustees of the Trust are affiliated with the Administrator, SEI or Advisers.
    SEI Investments Distribution Co. (the "Distributor") serves as the distributor of shares of the Funds pursuant to a distribution agreement with the Trust and assists in the sale of shares of the Funds. The Advisers, and not the Trust, are responsible for payment of any expenses or fees incurred in the marketing and distribution of shares of the Trust.
    The Trust, on behalf of each Fund, has adopted a service plan pursuant to which each Fund that offers Service Shares pays service fees at an aggregate annual rate of up to 0.25% of the Fund's average daily net assets attributable to Service Shares. Service plan fees are payable to Service Organizations that have agreements with the Trust, and are intended to compensate Service Organizations for providing personal services and/ or account maintenance services to their customers who invest in Service Shares.
    During the period ended October 31, 1998, certain portfolios of the Trust purchased securities from and sold securities to other portfolios of the Trust or other accounts managed by the Advisers at market value.

4. Forward Foreign Currency Contracts

The International Funds may enter into forward foreign currency contracts for hedging against portfolio positions denominated in foreign currencies as well as for non-hedging purposes. Such contracts, which protect the value of the Fund's investment securities against a decline in the value of the hedged currency, do not eliminate fluctuations in the underlying prices of the securities. They simply establish an exchange rate at a future date. Also, although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such foreign currency increase.

    The following forward foreign currency contracts were outstanding at October 31, 1998:

                CURRENCY TO             IN          UNREALIZED
 MATURITY        (DELIVER)/          EXCHANGE      APPRECIATION
   DATE           RECEIVE              FOR        (DEPRECIATION)
----------  --------------------   ------------   --------------
INTERNATIONAL EQUITY FUND
----------------------------------------------------------------
FOREIGN CURRENCY SALES:
  11/13/98     JPY   (42,314,000)  $    290,918     $ (72,696)
                                                  --------------
                                                  --------------

INTERNATIONAL SMALL CAP FUND
----------------------------------------------------------------
FOREIGN CURRENCY SALES:
  11/13/98     JPY  (377,000,000)  $  2,667,516     $(572,130)
                                                  --------------
                                                  --------------

EMERGING MARKETS EQUITY FUND
----------------------------------------------------------------
FOREIGN CURRENCY SALES:
   2/26/99      ZAR  (11,166,000)  $  1,553,855     $(363,028)
   2/26/99      ZAR   (2,564,000)       356,805       (83,360)
                                                  --------------
                                                    $(446,388)
                                                  --------------
                                                  --------------

FOREIGN CURRENCY PURCHASES:
   2/26/99      ZAR    2,564,000   $   (441,825)    $  (1,660)
                                                  --------------
                                                    $(448,048)
                                                  --------------
                                                  --------------

--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1998

                CURRENCY TO             IN          UNREALIZED
 MATURITY        (DELIVER)/          EXCHANGE      APPRECIATION
   DATE           RECEIVE              FOR        (DEPRECIATION)
----------  --------------------   ------------   --------------
GLOBAL FIXED INCOME FUND
----------------------------------------------------------------
FORWARD CURRENCY SALES:
   11/2/98       DEM    (510,000)  $    308,176     $     260
  11/18/98       AUD  (5,200,000)     3,108,352      (143,578)
  11/18/98       DEM  (3,900,000)     2,260,018       (96,387)
  11/18/98       DEM    (600,000)       369,936         7,413
  11/18/98     JPY  (158,000,000)     1,101,045      (257,613)
  12/16/98       DEM  (3,000,000)     1,819,638         4,570
   1/27/99       DEM    (890,000)       545,009         5,552
   1/27/99       DEM    (328,000)       200,857         2,046
   1/27/99       DEM    (570,000)       345,769           274
   1/27/99     JPY  (170,000,000)     1,470,970        (6,632)
   1/27/99     JPY   (40,000,000)       346,081        (1,591)
                                                  --------------
                                                    $(485,686)
                                                  --------------
                                                  --------------

FOREIGN CURRENCY PURCHASES:
  11/18/98       AUD   5,200,000   $ (3,076,008)    $ 175,923
  11/18/98       DEM     700,000       (392,205)       30,739
  11/18/98       DEM   3,900,000     (2,185,143)      171,262
  12/16/98       DEM   7,700,000     (4,597,440)       61,232
   1/27/99       DEM     890,000       (546,012)       (6,555)
   1/27/99     JPY   990,000,000     (8,461,538)      143,322
                                                  --------------
                                                    $ 575,923
                                                  --------------
                                                    $  90,237
                                                  --------------
                                                  --------------
CORE GLOBAL FIXED INCOME FUND
----------------------------------------------------------------
FOREIGN CURRENCY SALES:
  11/18/98       DEM  (1,630,000)  $    944,572     $ (40,285)
  11/18/98       DEM  (1,650,000)       999,521         2,581
  11/18/98      GRD (376,000,000)     1,210,872      (120,841)
  12/16/98       DEM    (120,000)        73,484           882
   1/27/99       DEM  (1,650,000)     1,011,581        11,463
   1/27/99       DEM    (410,000)       251,534         3,020
   1/27/99       DEM    (520,000)       316,209         1,021
                                                  --------------
                                                    $(142,159)
                                                  --------------

FOREIGN CURRENCY PURCHASES:
  11/13/98     JPY   196,295,000   $ (1,680,320)    $   6,487
  11/18/98       DEM     570,000       (319,365)       25,032
  11/18/98       DEM   1,630,000       (913,273)       71,584
  11/18/98       DEM   2,200,000     (1,311,589)       17,665
  11/18/98       DEM   1,800,000     (1,007,275)       80,297
  11/18/98       GRD 376,000,000     (1,241,744)       89,969
  12/16/98       DEM     540,000       (336,197)       (9,485)
  12/16/98     JPY   120,000,000       (917,554)      118,695
   1/27/99     JPY   120,000,000     (1,036,448)        6,565
   1/27/99     JPY   272,000,000     (2,289,755)       74,409
                                                  --------------
                                                    $ 481,218
                                                  --------------
                                                    $ 339,059
                                                  --------------
                                                  --------------

                CURRENCY TO             IN          UNREALIZED
 MATURITY        (DELIVER)/          EXCHANGE      APPRECIATION
   DATE           RECEIVE              FOR        (DEPRECIATION)
----------  --------------------   ------------   --------------
INTERNATIONAL FIXED INCOME FUND
----------------------------------------------------------------
FOREIGN CURRENCY SALES:
  11/18/98       DEM  (1,700,000)  $    975,296     $ (51,855)
  11/18/98       DEM    (100,000)        58,001        (2,419)
  11/18/98       DEM    (950,000)       551,012       (22,984)
  11/18/98       DEM  (1,480,000)       884,374        (9,851)
  11/18/98       DEM    (150,000)        89,633          (998)
  11/18/98     ESP  (242,000,000)     1,649,625       (69,620)
  11/18/98      GRD (298,000,000)       959,681       (95,773)
  12/16/98     JPY   (60,000,000)       447,094       (71,031)
   1/27/99       DEM    (970,000)       589,404         1,456
   1/27/99       DEM    (255,000)       155,064           500
                                                  --------------
                                                    $(322,575)
                                                  --------------
                                                  --------------

FOREIGN CURRENCY PURCHASES:
  11/18/98       DEM     100,000   $    (56,029)    $   4,392
  11/18/98       DEM   1,700,000       (952,493)       74,658
  11/18/98       DEM     680,000       (380,526)       30,334
  11/18/98       DEM     950,000       (531,617)       42,379
  11/18/98       DEM   1,180,000       (703,489)        9,475
  11/18/98       DEM     150,000        (89,820)          811
  11/18/98      ESP   30,000,000       (211,566)        1,564
  11/18/98       GRD 298,000,000       (984,148)       71,305
  12/16/98     JPY    56,000,000       (428,192)       55,391
                                                  --------------
                                                    $ 290,309
                                                  --------------
                                                    $ (32,266)
                                                  --------------
                                                  --------------

EMERGING MARKETS DEBT FUND
----------------------------------------------------------------
FOREIGN CURRENCY SALES:
  11/30/98      FRF     (880,000)  $    159,594     $   1,013
                                                  --------------
                                                  --------------

CURRENCY LEGEND
----------------------------------
AUD Australian Dollar               DEM German Mark
ESP Spanish Peseta                  FRF French Franc
JPY Japanese Yen                    GRD Greek Drachma
                                    ZAR South African Rand

--------------------------------------------------------------------------------

5. Investment Transactions

The cost of security purchases and the proceeds from the sale of securities, other than short-term investments and U.S. Government securities, during the year ended October 31, 1998, were as follows:

                                     PURCHASES         SALES
                                   --------------  --------------
Municipal Bond Fund                $  414,700,145  $  206,764,032
Fixed Income Fund                   1,554,887,977   1,405,510,776
Short-Term Municipal Bond Fund         42,662,716       9,434,487
Short-Term Fixed Income Fund           21,042,117      16,669,958
High Yield Bond Fund                  175,528,154      77,206,063
Smaller Companies Fund                  7,854,399       6,945,844
Microcap Fund                          21,999,324       8,205,452
International Equity Fund               7,127,967       6,675,680
European Equity Growth Fund            27,055,076      22,011,948
International Small Cap Equity
 Fund                                  37,940,164      64,884,836
European Small Cap Equity Fund          5,586,067      10,896,888
Emerging Markets Equity Fund           66,056,810     107,631,922
Global Fixed Income Fund              132,996,856     166,773,526
Core Global Fixed Income Fund          72,931,778      42,236,547
International Fixed Income Fund        40,220,966      49,547,920
Emerging Markets Debt Fund            792,948,993     912,949,157

    For Federal income tax purposes, the cost of securities owned at October 31, 1998 and the net realized gains or losses on securities sold for the period then ended was not materially different from the amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation at October 31, 1998 for each Fund is as follows:

                                                                NET
                                                            UNREALIZED
                             APPRECIATED    DEPRECIATED    APPRECIATION/
                             SECURITIES     SECURITIES    (DEPRECIATION)
                            -------------  -------------  ---------------
Municipal Bond Fund          $16,153,780    $  (496,009)   $  15,657,771
Fixed Income Fund             34,552,055     (3,315,754)      31,236,301
Short-Term Municipal Bond
  Fund                           733,452        (51,899)         681,553
Short-Term Fixed Income
  Fund                           202,190        (13,719)         188,471
High Yield Bond Fund             109,342     (7,862,749)      (7,753,407)
Smaller Companies Fund           689,807       (825,846)        (136,039)
Microcap Fund                    571,370     (3,318,400)      (2,747,030)
International Equity Fund        470,783       (122,183)         348,600
European Equity Growth
  Fund                         9,511,698     (2,480,690)       7,031,008

                                                                NET
                                                            UNREALIZED
                             APPRECIATED    DEPRECIATED    APPRECIATION/
                             SECURITIES     SECURITIES    (DEPRECIATION)
                            -------------  -------------  ---------------
International Small Cap
  Equity Fund                $ 2,516,667    $(2,798,766)   $    (282,099)
European Small Cap Equity
  Fund                           485,418       (306,051)         179,367
Emerging Markets Equity
  Fund                         1,709,911    (16,970,171)     (15,260,260)
Global Fixed Income Fund       3,025,996       (230,333)       2,795,663
Core Global Fixed Income
  Fund                         1,537,030        (98,359)       1,438,671
International Fixed Income
  Fund                         1,178,898        (77,818)       1,101,080
Emerging Markets Debt Fund        71,297     (2,249,738)      (2,178,441)

At October 31, 1998 the following Funds had available realized capital losses to offset future net capital gains:

                                                   EXPIRATION
                                                      DATE
                                                -----------------
Short-Term Municipal Bond Fund    $     81,796   10/31/2005-2006
High Yield Bond Fund                 3,828,196     10/31/2006
Smaller Companies Fund                  77,665     10/31/2006
Microcap Fund                        1,288,735     10/31/2006
International Small Cap Equity
 Fund                                3,907,438     10/31/2005
Emerging Markets Equity Fund        19,039,901     10/31/2006
Emerging Markets Debt Fund          58,257,758     10/31/2006

    During the year ended October 31, 1998, Short-Term Fixed Income Fund and International Small Cap Equity Fund utilized $10,733 and $2,954,781 of available realized capital losses from prior period.

6. Loan Participations/Assignments

The Emerging Markets Debt Fund (the "Fund") invests in U.S. dollar-denominated fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship

NOTES TO FINANCIAL STATEMENTS (concluded)
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1998

only with the Lender, not with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. The Fund may have difficulty disposing of Participations and Assignments because the market for such instruments is not highly liquid.

7. Concentration of Risks

The Municipal Bond Fund and Short-Term Municipal Bond Fund invest primarily in a diversified portfolio of municipal securities, including municipal bonds and debentures. Although the Municipal Bond Fund and Short-Term Municipal Bond Fund maintain diversified portfolios, the municipal bond issuers' abilities to meet their obligations may be affected by economic developments in a specific state or region.
    The Fixed Income Fund, Short-Term Fixed Income Fund and High Yield Bond Fund invest primarily in fixed income securities, the market value of which may change in response to interest rate changes. Although the Fixed Income Fund, Short-Term Fixed Income Fund and High Yield Bond Fund maintain diversified portfolios, the ability of the issuers of the Fund's portfolio securities to meet their obligations may be affected by changing business and economic conditions in a specific industry or region.
    Each International Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries. Global Fixed Income Fund, Core Global Fixed Income Fund, International Fixed Income Fund and Emerging Markets Debt Fund invest in debt securities, the market value of which may change in response to interest rate changes. Also, the ability of the issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country, industry, or region.

8. Revolving Credit Agreement

In 1997, certain Funds of the Trust had entered into a Revolving Credit Agreement (the "Agreement"), as amended, payable on demand, with The Northern Trust Company (the "Lender" and the custodian for the participating Funds at that time). The maximum aggregate credit available to all the participating Funds under the Agreement, which expired on July 31, 1998 was $50,000,000. Interest payments on borrowings were payable by the borrowing Funds on a monthly basis at the federal funds rate plus 0.50% per annum. The participating Funds were also subject to a commitment fee of 0.10% per annum of the unused portion of the maximum aggregate credit available under the Agreement. During the year ended October 31, 1998, the participating Funds incurred approximately $38,330 in commitment fees under the Agreement which has been allocated to the participating Funds based on their relative net assets during the non-borrowing period. During the period ended October 31, 1998, the Global Fixed Income Fund, International Fixed Income Fund

--------------------------------------------------------------------------------

and the Emerging Markets Equity Fund (the "Borrowing Funds") borrowed under the Agreement at different times. During the period ended October 31, 1998, the weighted average interest rate paid by the Borrowing Funds was 5.74% and the maximum and average amount of the loans outstanding during the borrowing period was $10,800,000 and $4,280,682. During the period ended October 31, 1998, the Borrowing Funds incurred and paid aggregate interest charges of $30,918 under the Agreement.
    At October 31, 1998, there were no borrowings outstanding under the Agreement. Effective November 2, 1998, certain Funds of the Trust entered into a Credit Agreement with BankBoston, N.A. for an aggregate maximum credit of $50,000,000.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees
Morgan Grenfell Investment Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Short-Term Municipal Bond Fund, Short-Term Fixed Income Fund, High Yield Bond Fund, Smaller Companies Fund, Microcap Fund, International Equity Fund, European Equity Growth Fund, International Small Cap Equity Fund, European Small Cap Equity Fund, Emerging Markets Equity Fund, Global Fixed Income Fund, Core Global Fixed Income Fund, International Fixed Income Fund and Emerging Markets Debt Fund series of Morgan Grenfell Investment Trust (the "Trust") at October 31, 1998, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, and the financial position of the Municipal Bond Fund and Fixed Income Fund series of the Trust at October 31, 1998, the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodians and brokers, provide a reasonable basis for the opinion expressed above. The financial highlights for the years ended October 31, 1994 and October 31, 1993 and the period ended October 31, 1992 of the Municipal Bond Fund and Fixed Income Fund were audited by other independent accountants whose report dated December 14, 1994 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036
December 16, 1998

NOTICE TO SHAREHOLDERS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- UNAUDITED

For the fiscal year ended October 31, 1998, 99.0% and 99.0% of the income distribution paid by the Municipal Bond Fund and the Short-Term Municipal Bond Fund, respectively, was derived from federal tax-exempt interest obligations.

TAXPAYERS FILING ON A CALENDAR YEAR BASIS WILL RECEIVE TAX INFORMATION FOR THE 1998 CALENDAR YEAR AFTER YEAR END.

MORGAN
GRENFELL
INVESTMENT
TRUST

------------------

ANNUAL
REPORT

OCTOBER 31, 1998

TRUSTEES AND OFFICERS

James E. Minnick,
PRESIDENT, CHIEF EXECUTIVE OFFICER AND
CHAIRMAN OF THE BOARD OF TRUSTEES

Patrick W. W. Disney,
SENIOR VICE PRESIDENT AND TRUSTEE

Paul K. Freeman, TRUSTEE
Graham E. Jones, TRUSTEE
Hugh G. Lynch, TRUSTEE
William N. Searcy, TRUSTEE
Edward T. Tokar, TRUSTEE

Joan A. Binstock,
VICE PRESIDENT AND SECRETARY

David W. Baldt,
VICE PRESIDENT

James H. Grifo,
VICE PRESIDENT

Neil P. Jenkins,
VICE PRESIDENT

Ian D. Kelson,
VICE PRESIDENT

Tracie E. Richter,
TREASURER, CHIEF FINANCIAL OFFICER

INVESTMENT ADVISORS
Morgan Grenfell Inc.
Morgan Grenfell Investment Services Limited

ADMINISTRATOR
Morgan Grenfell Inc.

DISTRIBUTOR
SEI Investments Distribution Co.

CUSTODIAN
Brown Brothers Harriman & Co.

TRANSFER AGENT
DST Systems, Inc.

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP

LEGAL COUNSEL
Hale and Dorr LLP

THIS ANNUAL REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE TRUST AND MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS. INVESTORS SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING. SHARES OF THE MORGAN GRENFELL INVESTMENT TRUST ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. SEI INVESTMENTS DISTRIBUTION CO., THE DISTRIBUTOR OF THE MORGAN GRENFELL INVESTMENT TRUST, IS NOT AFFILIATED WITH ANY BANK.

MG-F-11-1098-01

                                                                    ATTACHMENT A

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -  OCTOBER 31, 1998


                                                -------------  -------------  -------------  -------------
                                                                                   NEW          JAPANESE
                                                    TOTAL          GLOBAL          ASIA        SMALL CAP
                                                 RETURN BOND       EQUITY         EQUITY         EQUITY
                                                     FUND           FUND           FUND           FUND
                                                -------------  -------------  -------------  -------------
ASSETS:
  Cash                                               $1,000         $1,000         $1,000         $1,000
                                                -------------  -------------  -------------  -------------

  Total assets                                        1,000          1,000          1,000          1,000
                                                -------------  -------------  -------------  -------------

LIABILITIES:                                               -              -              -              -
                                                -------------  -------------  -------------  -------------

NET ASSETS:                                          $1,000         $1,000         $1,000         $1,000
                                                -------------  -------------  -------------  -------------
                                                -------------  -------------  -------------  -------------

Shares of beneficial interest issued
  and outstanding (unlimited authorization-
  based on $0.001 par value)                            100            100            100            100
                                                -------------  -------------  -------------  -------------
                                                -------------  -------------  -------------  -------------

NET ASSET VALUE, OFFERING PRICE AND
  REDEMPTION PRICE PER SHARE                         $10.00         $10.00         $10.00         $10.00
                                                -------------  -------------  -------------  -------------
                                                -------------  -------------  -------------  -------------


THE FUNDS HAVE NOT COMMENCED OPERATIONS AS OF OCTOBER 31, 1998.






THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENT.

                   MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1998
                              NOTES TO FINANCIAL STATEMENT


1. ORGANIZATION

Morgan Grenfell Investment Trust (the "Trust") was organized as a Delaware business trust on September 13, 1993. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company consisting of twenty two investment portfolios: Morgan Grenfell Municipal Bond Fund, Morgan Grenfell Fixed Income Fund, Morgan Grenfell Short-Term Municipal Bond Fund, Morgan Grenfell Short-Term Fixed Income Fund, Morgan Grenfell Total Return Bond Fund, Morgan Grenfell High Yield Bond Fund, Morgan Grenfell Large Cap Growth Fund, Morgan Grenfell Smaller Companies Fund and Morgan Grenfell Microcap Fund (collectively the "Domestic Funds"); Morgan Grenfell International Equity Fund, Morgan Grenfell European Equity Growth Fund (formerly, Morgan Grenfell European Equity Fund), Morgan Grenfell Global Equity Fund, Morgan Grenfell New Asia Equity Fund (formerly Morgan Grenfell Pacific Basin Equity Fund), Morgan Grenfell International Small Cap Equity Fund, Morgan Grenfell European Small Cap Equity Fund, Morgan Grenfell Japanese Small Cap Equity Fund, Morgan Grenfell Emerging Markets Equity Fund, Morgan Grenfell Global Fixed Income Fund, Morgan Grenfell Core Global Fixed Income Fund, Morgan Grenfell International Fixed Income Fund, Morgan Grenfell Emerging Markets Debt Fund and Morgan Grenfell Emerging Local Currency Debt Fund (collectively the "International Funds"). At October 31, 1998, the Total Return Bond Fund, Large Cap Growth Fund, Global Equity Fund, New Asia Equity Fund, Japanese Small Cap Equity Fund and Emerging Local Currency Debt Fund had no operations. The Global Equity Fund, New Asia Equity Fund and Japanese Small Cap Equity issued shares to SEI Financial Management Corporation ("SEI", the former "Administrator"), a wholly-owned subsidiary of SEI Corporation on December 29, 1993. The Total Return Bond Fund issued shares to SEI on March 31, 1998. Morgan Grenfell Inc., the Adviser for the Domestic Funds, absorbed all expenses of organizing the Trust. The accompanying financial statement relates only to the Total Return Bond Fund, Global Equity Fund, New Asia Equity Fund and Japanese Small Cap Equity Fund.

2. ADMINISTRATION, INVESTMENT ADVISORY, DISTRIBUTION AND SERVICE AGREEMENTS

By an agreement dated August 27, 1998, the Trust entered into an administration agreement with Morgan Grenfell Inc. (the "Administrator"), pursuant to which the Administrator will receive an annual fee based on the aggregate average daily net assets of the respective Fund as follows:

                                                                     Annual
    Fund                                                              Fees
    ----                                                             ------
    Total Return Bond Fund                                           0.12%
    Global Equity Fund                                               0.30%
    New Asia Equity Fund                                             0.30%
    Japanese Small Cap Equity Fund                                   0.30%

    The Administrator generally assists in all matters relating to the administration of the Funds, including the coordination and monitoring of any third parties furnishing services to the Funds, preparation and maintenance of financial accounting records, and the provision of necessary office space, equipment and personnel to perform administrative and clerical functions. The Administrator is also responsible for engaging an accounting agent, custodian and transfer agent for the Trust's operations. Fees for services rendered by the accounting agent and the transfer agent are paid by the Administrator and not the Fund.

    Under the advisory agreements with the Trust, Morgan Grenfell Inc. serves as the Adviser for the Domestic Funds and Morgan Grenfell Investment Services Limited serves as the Adviser for the International Funds. For these services, the Advisers are entitled to a monthly fee at an annual rate of each Fund's average daily net assets as follows:

          Total Return Bond Fund                  0.45%
          Global Equity Fund                      0.70%
          New Asia Equity Fund                    0.70%
          Japanese Small Cap Equity Fund          1.00%

                   MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1998
                              NOTES TO FINANCIAL STATEMENT


The Advisers has voluntarily agreed to reduce its advisory fee to the extent necessary to limit the Fund's operating expenses to a specified percentage of its average net assets as follows:

          Total Return Bond Fund                  0.60%
          Global Equity Fund                      0.90%
          New Asia Equity Fund                    0.90%
          Japanese Small Cap Equity Fund          1.25%

Certain officers and/or Trustees of the Trust are affiliated with the Administrator or Advisers.

SEI Investments Distribution Co. (the "Distributor") serves as the distributor of shares of the Funds pursuant to a distribution agreement with the Trust and assists in the sale of shares of the Funds. The Adviser, and not the Trust, is responsible for payment of any expenses or fees incurred in the marketing and distribution of shares of the Trust.

                          REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholder and Board of Trustees
Morgan Grenfell Investment Trust


In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of the Total Return Bond Fund, Global Equity Fund, New Asia Equity Fund and Japanese Small Cap Equity Fund (separate portfolios of Morgan Grenfell Investment Trust, hereafter referred to as the "Trust") at October 31, 1998, in conformity with generally accepted accounting principles. This financial statement is the responsibility of the Trust's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.




PRICEWATERHOUSECOOPERS LLP

1177 Avenue of the Americas
New York, NY 10036
December 16, 1998